UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INTELLON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

To the Stockholders of Intellon Corporation:

I am writing to you today about the proposed merger of Intellon Corporation with Atheros Communications, Inc., or the Merger. You are cordially invited to attend a special meeting of stockholders of Intellon, to be held on December 11, 2009, at 10:00 a.m., local time, at the Hyatt Regency Orlando Airport Hotel, 9300 Airport Blvd., Orlando, Florida 32827.

At the special meeting of Intellon stockholders, you will be asked to:

1.	Consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, or the Merger Agreement, dated as of September 8, 2009, by and among Intellon, Atheros Communications, Inc., Iceman Acquisition One Corporation, a Delaware corporation and a wholly-owned subsidiary of Atheros, and Iceman Acquisition Two L.L.C., a Delaware limited liability company and a wholly-owned subsidiary of Atheros, and to approve the transaction contemplated under the Merger Agreement pursuant to which Atheros will acquire Intellon in a stock and cash transaction as described in the accompanying proxy statement/prospectus.

2.	Consider and vote upon a proposal to authorize the proxy holders to adjourn or postpone the special meeting, in their sole discretion, to solicit additional proxies if there are not sufficient votes in favor of proposal 1.

3.	Transact any other business as may properly be brought before the special meeting or any adjournment or postponement of the special meeting for reasons other than those provided in proposal 2.

These items of business are described in more detail in the accompanying proxy statement/prospectus and its annexes. Only holders of record of Intellon common stock at the close of business on November 5, 2009 are entitled to notice of and to vote at the special meeting and any adjournments of the special meeting.

If the Merger is completed, each stockholder of Intellon will have the right to elect to receive, for each Intellon share owned by such stockholder:

•	a combination of approximately 0.135 shares of Atheros common stock and $3.60 in cash;

•	up to 0.267 shares of Atheros common stock with any portion not paid in stock paid in cash; or

•	up to $7.30 in cash with any portion not paid in cash paid in stock.

This election is subject to proration based on (i) Intellon’s capitalization at the closing date of the Merger, (ii) the number of shares electing each type of consideration, (iii) the requirement in the Merger Agreement to preserve an overall mix such that the Atheros common stock issued in the Merger will constitute between 45% and 55% of the total consideration paid for all of the outstanding shares of Intellon common stock and equity awards, taken together, and (iv) the need to preserve the intended treatment of the transaction as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Because elections are subject to proration as described above, an Intellon stockholder may receive some Atheros common stock, rather than cash, even though that stockholder makes a cash election (and vice versa).

Intellon common stock trades on the NASDAQ Global Market under the ticker symbol “ITLN.” Atheros common stock trades on the NASDAQ Global Select Market under the ticker symbol “ATHR.” On November 9, 2009, the most recent practicable trading day prior to the printing of the accompanying proxy statement/prospectus, the last sale price of Intellon common stock was $7.36 per share and the last sale price of Atheros common stock was $27.50 per share. We urge you to obtain current market quotations of Atheros and Intellon common stock. Upon completion of the Merger, assuming Intellon stockholders elect to receive the combination of Atheros common stock and cash, we estimate that Intellon’s former stockholders will own approximately 6.4% of the common stock of Atheros. The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes as described in the section titled “The Merger — Material Federal Income Tax Consequences of the Merger” beginning on page 46 of the accompanying proxy statement/prospectus.

The Intellon board of directors has unanimously approved the Merger Agreement and the Merger and determined that the Merger Agreement and the Merger are advisable for, fair to, and in the best interests of, Intellon and its stockholders. The Intellon board of directors unanimously recommends that you vote “FOR” the approval and adoption of the Merger Agreement and the approval of the Merger at the special meeting and the proposal to authorize any adjournment or postponement of the special meeting.

Your vote is very important. We cannot complete the Merger unless the Merger Agreement is approved and adopted and the Merger is approved by the affirmative vote of a majority of the shares of Intellon common stock outstanding as of the record date. A failure to vote is the same as a vote “against” the Merger. We encourage you, whether or not you plan to attend the special meeting, to vote by proxy card, telephone or Internet in advance of the special meeting. You may attend the special meeting and change your vote at that time if you wish to do so.

The accompanying proxy statement/prospectus explains the Merger Agreement and the Merger in detail and provides specific information concerning the special meeting. We therefore encourage you to read carefully the accompanying proxy statement/prospectus. In particular, please see the section titled “Risk Factors” beginning on page 22 of the accompanying proxy statement/prospectus, which describes risks that you should consider in evaluating the Merger.

In addition, if you have any questions about the Merger or the special meeting, need additional copies of this document or the accompanying proxy statement/prospectus or need to obtain proxy cards or other information related to the proxy solicitation, you may contact Intellon’s proxy solicitor Innisfree M&A Incorporated, toll-free at 1-877-456-3427. You will not be charged for any of the documents that you request. If you would like to request documents, please do so by December 4, 2009 in order to receive them before the special meeting.

Thank you for your cooperation and continued support.

Sincerely,

Charles E. Harris

Chairman and Chief Executive Officer

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE MERGER, OR DETERMINED WHETHER THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The accompanying proxy statement/prospectus is dated November 10, 2009, and is expected to be first mailed to Intellon stockholders on or about November 12, 2009.

VOTING ELECTRONICALLY OR BY TELEPHONE

In addition to voting by signing, dating and timely returning a completed proxy card provided with the accompanying proxy statement/prospectus, Intellon’s stockholders of record may submit their proxies:

•	through the Internet, by visiting the website address shown on your proxy card and following the instructions; or

•	by telephone, by calling the toll-free number shown on your proxy card in the United States, Puerto Rico or Canada on a touch-tone pad and following the recorded instructions.

Internet and telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on December 10, 2009. Please have your proxy card in hand when you use the Internet or telephone voting options.

REFERENCES TO ADDITIONAL INFORMATION

The accompanying proxy statement/prospectus incorporates by reference important business and financial information about Atheros and Intellon from documents that are not delivered with the proxy statement/prospectus. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in the accompanying proxy statement/prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers:

Atheros Communications, Inc. 5480 Great America Parkway Santa Clara, CA 95054 Attention: David Allen Telephone: 408-830-5762 Email: david.allen@atheros.com

Intellon Corporation

The Blue Shirt Group for Intellon Corporation

456 Montgomery St., 11th Floor

San Francisco, CA 94104

Attention: Suzanne Craig

Telephone: 415-217-4962

Email: suzanne@blueshirtgroup.com

Please note that copies of the documents provided to you will not include exhibits, unless the exhibits are specifically incorporated by reference in the documents or the accompanying proxy statement/prospectus. Stockholders may also consult Atheros’ or Intellon’s websites for more information concerning the Merger described in the accompanying proxy statement/prospectus. Atheros’ website is www.atheros.com. Intellon’s website is www.intellon.com. Information included on either of these websites is not incorporated by reference into the accompanying proxy statement/prospectus. You may obtain copies of these documents, without charge, from the website maintained by the Securities and Exchange Commission, or the SEC, at www.sec.gov, as well as other sources. For a more detailed description of the information incorporated by reference into the accompanying proxy statement/prospectus and how you may obtain it, see “Additional Information for Stockholders” beginning on page 116 of the accompanying proxy statement/prospectus.

In order to receive timely delivery of the documents before the special meeting, you must make your requests no later than December 4, 2009.

You should rely only on the information contained or incorporated by reference in the accompanying proxy statement/prospectus. Atheros and Intellon have not authorized anyone to provide you with information that is different from, or in addition to, what is contained in the accompanying proxy statement/prospectus or in any of the materials that have been incorporated by reference in the accompanying proxy statement/prospectus. If anyone does give you any other information, you should not rely on it. You should assume that the information in the accompanying proxy statement/prospectus is accurate only as of November 10, 2009. You should also assume that the information contained in any document incorporated by reference in the accompanying proxy statement/prospectus is accurate only as of the date of such document, except to the extent that such information is contained in an additional document filed with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, between the date of the accompanying proxy statement/prospectus and the date of the special meeting and is incorporated by reference therein. Neither the mailing of the accompanying proxy statement/prospectus to stockholders nor the issuance of Atheros common stock in the Merger creates any implication to the contrary.

In “Questions and Answers About the Merger and the Special Meeting” and in the “Summary” in the accompanying proxy statement/prospectus, we highlight selected information from the accompanying proxy statement/prospectus. However, we may not have included all of the information that may be important to you. To better understand the Merger Agreement and the Merger, and for a description of the legal terms governing the Merger, you should carefully read the entire accompanying proxy statement/prospectus, including the annexes, as well as the documents that we have incorporated by reference into such document.

ABOUT THE PROXY STATEMENT/PROSPECTUS

The accompanying proxy statement/prospectus, which forms a part of a registration statement on Form S-4 filed with the SEC by Atheros, constitutes a prospectus of Atheros under Section 5 of the Securities Act of 1933, as amended, or the Securities Act, with respect to the shares of Atheros common stock to be issued to Intellon stockholders in connection with the Merger. This document also constitutes a proxy statement under Section 14(a) of the Exchange Act and the rules thereunder, and a notice of meeting with respect to the meeting of Intellon stockholders to consider and vote upon, among other matters, the proposal to approve and adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger.

The accompanying proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities described in this proxy statement/prospectus, or the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer, solicitation of an offer or proxy solicitation in such jurisdiction. Information contained in the accompanying proxy statement/prospectus regarding Atheros has been provided by Atheros and information contained in the accompanying proxy statement/prospectus regarding Intellon has been provided by Intellon.

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5955 T.G. Lee Boulevard, Suite 600

Orlando, Florida 32822

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 11, 2009

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Intellon Corporation, to be held at 10:00 a.m., local time, on December 11, 2009 at the Hyatt Regency Orlando Airport Hotel, 9300 Airport Blvd., Orlando, Florida 32827. The special meeting will be held for the following purposes:

1.	To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, or the Merger Agreement, dated as of September 8, 2009, by and among Intellon, Atheros Communications, Inc., Iceman Acquisition One Corporation, a Delaware corporation and a wholly-owned subsidiary of Atheros, and Iceman Acquisition Two L.L.C., a Delaware limited liability company and a wholly-owned subsidiary of Atheros, and to approve the transaction contemplated under the Merger Agreement pursuant to which Atheros will acquire Intellon in a stock and cash transaction, or the Merger, as described in the accompanying proxy statement/prospectus.

2.	To consider and vote upon a proposal to authorize the proxy holders to adjourn or postpone the special meeting, in their sole discretion, to solicit additional proxies if there are not sufficient votes in favor of proposal 1.

3.	To transact any other business as may properly be brought before the special meeting or any adjournment or postponement of the special meeting for reasons other than those provided in proposal 2.

These items of business are described in more detail in the accompanying proxy statement/prospectus and its annexes. Only holders of record of Intellon common stock at the close of business on November 5, 2009 are entitled to notice of and to vote at the special meeting or any adjournments of the special meeting. A list of stockholders entitled to vote at the special meeting will be available for inspection at Intellon’s executive offices.

Intellon’s board of directors has unanimously determined that the proposed Merger is advisable for, fair to, and in the best interests of Intellon and its stockholders and unanimously recommends that Intellon stockholders vote “FOR” the proposal to approve and adopt the Merger Agreement and approve the Merger and the proposal to authorize any adjournment or postponement of the special meeting.

We encourage you, whether or not you plan to attend the special meeting, to vote by proxy card, telephone or Internet in advance of the special meeting. You may attend the special meeting and change your vote at that time if you wish to do so.

Should you receive more than one proxy because your shares are registered in different names and addresses, please submit all of the proxy cards, by telephone, through the Internet, or by mail, to ensure that all of your shares will be voted. The prompt submission of your vote will assist us in preparing for the special meeting. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

You may revoke your proxy by submitting a later-dated proxy by telephone, through the Internet or by mail, by voting in person at the meeting, or by written notice to Intellon’s corporate secretary, prior to the closing of the polls. Attendance at the special meeting does not in itself constitute revocation of a proxy. All shares that are entitled to vote and are represented by properly completed proxies timely received and not revoked will be voted as you direct. If no direction is given, your proxy will be counted as a vote “FOR” the proposal to approve and adopt the Merger Agreement and approve the Merger and “FOR” the proposal to grant discretionary authority to adjourn or postpone the special meeting. If you fail to return your proxy card or if you mark the “ABSTAIN” box on the proxy card, the effect will be a vote “AGAINST” the proposals, and if you fail to return your proxy card, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. For specific instructions on how to vote your shares, please refer to the section entitled “Information about the Special Meeting and Voting” in the accompanying proxy statement/prospectus. If you are a stockholder of record and plan to attend the special meeting, please bring with you valid government-issued photo identification (such as a driver’s license or passport) in order to gain admission to the special meeting. If your shares are held in the name of a bank, broker or nominee, you will have to bring evidence of your ownership of Intellon common stock as of the record date, in addition to valid government-issued photo identification, if you wish to attend the special meeting. Examples of proof of ownership include the following:

•	a letter from your bank, broker or nominee stating that you owned your shares as of the record date;

•	an account statement from your bank, broker or nominee indicating that you owned your shares as of the record date; or

•

a copy of the voting instruction card provided by your bank, broker or nominee indicating that you owned your shares as of the record date. (Please note that in order to attend and vote such shares at the special meeting, you will also need to provide a “legal proxy” from that nominee.)

If you are a proxy holder for an Intellon stockholder, to gain entry to the special meeting you must bring:

•	a validly executed proxy naming you as the proxy holder, signed by an Intellon stockholder who owned Intellon stock as of the record date;

•	valid government-issued photo identification (such as a driver’s license or passport); and

•

if the stockholder whose proxy you hold was not a record holder of Intellon common stock as of the record date, proof of the stockholder’s ownership of Intellon common stock as of the record date, in the form of a letter or statement from a bank, broker or nominee or the voting instruction card provided by the bank, broker or nominee in each case, indicating that the stockholder owned those shares as of the record date. (Please note that in order to attend and vote the stockholder’s shares at the special meeting, you will also need to provide a “legal proxy” from the record holder assigning voting authority to the stockholder.)

We look forward to seeing you at the special meeting.

By Order of the Board of Directors,

Orlando, Florida	Charles E. Harris
November 10, 2009	Chairman and Chief Executive Officer

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, WE URGE YOU TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, OR TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 11, 2009: THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS AND INTELLON’S 2008 ANNUAL REPORT ARE ALSO AVAILABLE ON THE INVESTOR RELATIONS SECTION OF INTELLON’S WEBSITE AT WWW.INTELLON.COM. IF YOU WANT TO RECEIVE A PAPER OR E-MAIL COPY OF THESE DOCUMENTS, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. PLEASE MAKE YOUR REQUEST FOR A COPY TO INTELLON’S CORPORATE SECRETARY ON OR BEFORE DECEMBER 4, 2009 TO FACILITATE TIMELY DELIVERY.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus and the documents incorporated by reference into this proxy statement/prospectus contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions, that, if they never materialize or if they prove incorrect, could cause the results of Atheros and its consolidated subsidiaries, Intellon and its consolidated subsidiaries, or the combined company, to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements about future financial and operating results (including projections of earnings, revenues, synergies, accretion, margins or other financial items); products and operations; benefits of the transaction to customers, stockholders and employees; the expected tax treatment of the transaction; potential cost savings resulting from the transaction; the ability of the combined company to drive growth and expand customer and partner relationships; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans and the anticipated timing of filings, approvals and closings relating to the proposed transaction; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “may,” “might,” “can,” “should,” “would,” “projects,” “predicts,” “targets,” “continues,” and similar expressions or the negative of these terms help to identify these forward-looking statements.

The risks, uncertainties and assumptions referred to above include the challenges of integration associated with the proposed transaction and the challenges of achieving anticipated synergies and cost savings; the possibility that the proposed transaction may not close; the challenges of maintaining and increasing revenues on a combined company basis following the close of the proposed transaction; the challenges of retaining key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Atheros and Intellon generally, including the risks that are described in the section entitled “Risk Factors,” which begins on page 22 of this proxy statement/prospectus, and in the documents that are incorporated by reference into this proxy statement/prospectus.

If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, results of Atheros, Intellon and the combined company could differ materially from the expectations in these statements. These forward-looking statements speak only as of the date hereof. Except to the extent required by applicable law, Atheros and Intellon undertake no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING OF STOCKHOLDERS

About the Merger

What is the proposed transaction upon which I am being asked to vote?

Atheros Communications, Inc., or Atheros, is proposing to acquire Intellon Corporation, or Intellon. As an Intellon stockholder, you are being asked to vote to approve and adopt the Agreement and Plan of Merger dated September 8, 2009, or the Merger Agreement, and the transactions contemplated under the Merger Agreement pursuant to which Atheros will acquire Intellon in a stock and cash transaction. A copy of the Merger Agreement is attached as Annex A to this proxy statement/prospectus. Under the Merger Agreement, a wholly-owned subsidiary of Atheros, sometimes referred to as “Merger Sub 1” will merge with and into Intellon, with Intellon continuing as the surviving entity and a wholly-owned subsidiary of Atheros, and immediately after this merger, Intellon will be merged with and into another wholly-owned subsidiary of Atheros, sometimes referred to as “Merger Sub 2,” with Merger Sub 2 continuing as the surviving entity and Intellon would no longer be a separate company, which we refer to in this proxy statement/prospectus as the “Merger.” The terms and conditions of the Merger are described in detail in this proxy statement/prospectus.

Why are Intellon and Atheros proposing the Merger?

Atheros believes that the acquisition of Intellon is an important step in advancing Atheros’ mission of building a diversified communications semiconductor company offering a broad portfolio of product technologies that serve large and high-growth markets. The objective of the pending acquisition of Intellon is to enhance Atheros’ position as a leading provider of networking platforms that enable seamless delivery of voice, video, and Internet traffic. For Intellon’s part, its stockholders will receive a significant premium (based on the closing price of each of Atheros and Intellon on the last trading day prior to the public announcement of the Merger) over the trading price for their shares on that date and, through their ownership of Atheros common stock, the opportunity to participate in a continuing stake in the future performance of the combined company.

What will Intellon stockholders receive in the Merger?

You may elect to receive, for each share of Intellon common stock that you own, either:

•	a combination of approximately 0.135 shares of Atheros common stock and $3.60 in cash, which we refer to in this proxy statement/prospectus as the “mixed election”;

•

up to 0.267 shares of Atheros common stock, with any portion not paid in stock, due to the proration discussed below, paid in cash, which we refer to in this proxy statement/prospectus as the “stock election”; or

•	up to $7.30 in cash, with any portion not paid in cash, due to the proration discussed below, paid in stock, which we refer to in this proxy statement/prospectus as the “cash election.”

These elections are subject to proration based on (i) Intellon’s capitalization at the closing of the Merger, or the Closing, (ii) the number of shares electing each type of consideration, (iii) the requirement in the Merger Agreement to preserve an overall mix such that the Atheros common stock issued in the Merger will constitute between 45% and 55% of the total consideration paid for all of the outstanding shares of Intellon common stock and equity awards, taken together, and (iv) the need to preserve the intended treatment of the transaction as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or the Code (as further detailed in the section titled “The Merger” beginning on page 35 of this proxy statement/prospectus). If you do not make an election, you will be deemed to have made the cash election.

Your ability to elect the type of consideration you want to receive in the Merger was a result of a negotiated compromise between Atheros and Intellon. In order to limit the dilution of its common stock, Atheros wanted to minimize the number of shares of Atheros common stock issued in the Merger. However, Intellon wanted to maximize the number of the shares of Atheros common stock issued in the Merger in order to participate in any increase in value in Atheros common stock. It was also important to limit the amount of cash paid so that the Merger would qualify as a reorganization within the meaning of Section 368(a) of the Code. The two parties ultimately agreed that the number of shares of Atheros common stock, including shares subject to assumed Intellon options and Intellon restricted stock units, would constitute no less than 45% and no more than 55% of the total consideration paid, with the balance paid in cash. It was also agreed that all of the consideration paid for the assumed Intellon options and Intellon restricted stock units would be paid in shares of Atheros common stock in order to comply with Intellon’s equity plan requirements and that, due to securities law restrictions, all of the consideration paid for Intellon options that are not assumed would be in cash.

As a result, the number of shares of Atheros common stock available to be exchanged for shares of Intellon common stock will fluctuate depending on the number of assumed Intellon options and Intellon restricted stock units outstanding at the Closing. If the number of assumed Intellon options or Intellon restricted stock units increases, the number of shares of Atheros common stock available to be exchanged for shares of Intellon common stock will decrease. Conversely, if the number of assumed Intellon options or Intellon restricted stock units decreases, more shares of Atheros common stock will be available to be exchanged for shares of Intellon common stock. Intellon’s capitalization will affect the prorations as the number of assumed Intellon options and Intellon restricted stock units fluctuates. In addition, because Intellon stockholders have the ability to select the type of consideration they want to receive, until these elections are made, we cannot determine the number of shares of Atheros common stock or the amount of cash that will be paid to you in exchange for your shares of Intellon common stock. For example, the more shares of Intellon common stock that are subject to mixed elections, the fewer the number of shares of Atheros common stock that will be available to those making the stock election and as a result those making the stock election may receive a portion of their consideration in cash. Similarly, the more shares of Intellon common stock that are subject to cash elections, the greater the number of shares of Atheros common stock that will be available to those making the stock election. As a result, if you make the mixed election the exact breakdown between stock and cash may change. If you make the stock election and the stock election is oversubscribed, then you will receive a portion of the merger consideration in cash. Similarly, if you make the cash election and the cash election is oversubscribed, then you will receive a portion of the merger consideration in shares of Atheros common stock. Accordingly, you may not receive exactly the type of consideration you elect to receive in the Merger.

What will holders of Intellon options receive in the Merger?

In connection with the Merger, all outstanding options to purchase Intellon common stock granted pursuant to an Intellon stock plan will be converted into an option to acquire, on substantially identical terms and conditions as were applicable under such options, a number of shares of Atheros common stock determined by multiplying the number of shares of Intellon common stock subject to such Intellon stock options immediately prior to the effective time by the Option Exchange Ratio (as defined in the section titled “The Merger” beginning on page 35 of this proxy statement/prospectus); provided, however, that certain options held by persons who are not employees or consultants to Intellon, including non-employee members of the Intellon board of directors, will be cancelled and the vested portion will be automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Intellon common stock that were issuable upon exercise or settlement of such options immediately prior to the effective time of the Merger and (B) $7.30, less any per share exercise price of such options.

What will holders of Intellon restricted stock units and restricted stock receive in the Merger?

In connection with the Merger, all outstanding awards of Intellon restricted stock units will be converted, on substantially identical terms and conditions applicable to such awards, into restricted stock units of Atheros common stock, except that such restricted stock units will represent the right to receive, upon vesting, approximately 0.267 shares of Atheros common stock; and each outstanding award of restricted Intellon common stock shall be converted, subject to the same forfeiture and other conditions applicable to restricted Intellon common stock immediately prior to the effective time of the Merger, into the number of shares of restricted

Atheros common stock and/or cash, as the case may be, as elected by each holder of restricted Intellon common stock pursuant to such stockholder’s election described above (as further detailed in the section titled “The Merger” beginning on page 35 of this proxy statement/prospectus).

Will I be taxed on the consideration that I receive in exchange for my Intellon shares?

The transaction is intended to be tax-free to Intellon stockholders for U.S. federal income tax purposes, except with respect to any cash received. The receipt of cash pursuant to the transaction will be a taxable transaction for U.S. federal income tax purposes. See “The Merger — Material Federal Income Tax Consequences of the Merger” beginning on page 46 of this proxy statement/prospectus.

Tax matters are complicated, and the tax consequences of the Merger to each Intellon stockholder will depend on the facts of each stockholder’s situation. Holders of Intellon common stock are urged to consult their own tax advisors as to the specific tax consequences to them of the Merger in light of their particular circumstances, including the applicability and effect of any federal estate and gift, state, local or foreign tax laws and of changes in applicable tax laws. Holders of Intellon common stock are also encouraged to read carefully the discussion in the section entitled “The Merger — Material Federal Income Tax Consequences of the Merger” beginning on page 46 of this proxy statement/prospectus, to read carefully the discussion in the section entitled “Potential Adjustment of Merger Consideration” beginning on page 49 of this proxy statement/prospectus regarding the possible adjustment of the cash and stock amounts of the merger consideration that could occur to preserve the intended tax treatment of the transactions and to consult their own tax advisors for a full understanding of the particular tax consequences of the transaction to such holder.

When do you expect the Merger to occur?

We expect to complete the Merger promptly after Intellon stockholders approve and adopt the Merger Agreement and the Merger at the special meeting and after the satisfaction or waiver of all other conditions to the Merger. We currently expect this to occur in the fourth quarter of 2009.

Do I have dissenters’ or appraisal rights with respect to the Merger?

Yes. Under Delaware law, you have the right to dissent from the Merger and, in lieu of receiving the merger consideration, obtain payment in cash of the fair value of your shares of Intellon common stock as determined by the Delaware Chancery Court. To exercise appraisal rights, you must strictly follow the procedures prescribed by Delaware law. These procedures are summarized under “The Merger — Appraisal Rights” beginning on page 50 of this proxy statement/prospectus. In addition, the text of the applicable provisions of Delaware law is included as Annex C to this proxy statement/prospectus.

About the Special Meeting of Stockholders

When and where will the Intellon special meeting of stockholders take place?

The special meeting of stockholders of Intellon will be held on December 11, 2009, at 10:00 a.m., local time, at the Hyatt Regency Orlando Airport Hotel, 9300 Airport Blvd., Orlando, Florida 32827.

Who is entitled to vote at the special meeting?

Holders of record of Intellon common stock at the close of business on November 5, 2009, which is the date the Intellon board of directors has fixed as the record date for the special meeting, are entitled to vote at the special meeting.

What is the required vote to approve and adopt the Merger Agreement and approve the Merger and the proposal to authorize any adjournment or postponement of the special meeting?

The holders of a majority of the outstanding shares of Intellon common stock as of November 5, 2009 the record date for the special meeting, must vote to approve and adopt the Merger Agreement and the Merger in order for the Merger to be completed, as well as to approve the proposal to authorize any adjournment or postponement of the special meeting. Abstentions from voting and “broker non-votes” are not considered affirmative votes and therefore will have the same practical effect as a vote against the Merger Agreement and the Merger and the proposal to authorize any adjournment or postponement of the special meeting.

No vote of the stockholders of Atheros is required to complete the Merger.

What does the Intellon board of directors recommend?

The Intellon board of directors unanimously recommends that Intellon’s stockholders vote “FOR” the approval and adoption of the Merger Agreement and approval of the Merger and any adjournment or postponement of the special meeting.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

You should instruct your broker to vote your shares, following the directions your broker provides to you. If you do not instruct your broker, your broker generally will not have the discretion to vote your shares. Because the approval and adoption of the Merger Agreement and approval of the Merger requires an affirmative vote of holders of a majority of the outstanding shares of Intellon common stock, these so-called “broker non-votes” have the same effect as votes cast against the Merger Agreement and the Merger.

What do I need to do now?

After carefully reading and considering the information contained in this proxy statement/prospectus, please fill out and sign the proxy card, and then mail your signed proxy card in the enclosed prepaid envelope as soon as possible so that your shares may be voted at the special meeting, even if you plan to attend the meeting. You may also vote by telephone or through the Internet by following the instructions furnished with your proxy card.

Your proxy card will instruct the persons named on the proxy card to vote your shares at the special meeting as you direct. If you sign and send in your proxy card and do not indicate how you want to vote, your proxy will be voted “FOR” the approval and adoption of the Merger Agreement and approval of the Merger and any adjournment or postponement of the special meeting.

INTELLON’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT INTELLON STOCKHOLDERS VOTE “FOR” APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO PERMIT SOLICITATION OF ADDITIONAL PROXIES IN FAVOR OF THE ABOVE PROPOSAL.

Why is my vote important?

If you do not return your proxy card, submit your proxy by telephone or through the Internet or vote in person at the special meeting, it will be more difficult for Intellon to obtain the necessary quorum to hold the special meeting and the stockholder approval necessary to consummate the Merger.

What if I don’t vote?

If you do not give voting instructions to your broker or you do not vote, you will, in effect, be voting against the Merger Agreement and the Merger.

If I do not favor the approval and adoption of the Merger Agreement and approval of the Merger, what are my rights?

Under Delaware law, Intellon stockholders of record who do not vote in favor of the Merger Agreement and the Merger have the right to exercise appraisal rights in connection with the Merger and, if the Merger is completed, obtain payment in cash of the fair value of their shares of Intellon common stock as determined by the Delaware Chancery Court, rather than the merger consideration. To exercise your appraisal rights, you must strictly follow the procedures prescribed by Delaware law. These procedures are summarized in this proxy statement/prospectus. In addition, the text of the applicable provisions of Delaware law is included as Annex C to this proxy statement/prospectus.

May I submit a form of election if I vote against the Merger?

Yes. You may submit a form of election even if you vote against approving and adopting the Merger Agreement and the Merger. However, if you submit a properly executed election form, you will thereby withdraw any previously filed written demand for appraisal and will not be entitled to appraisal rights. See “The Merger — Appraisal Rights” beginning on page 50 of this proxy statement/prospectus.

May I change my vote after I have mailed my signed proxy card or voted by telephone or through the Internet?

Yes. You may change your vote at any time before your proxy is voted at the special meeting. If your shares of Intellon common stock are registered in your own name, you can do this in one of four ways:

•

First, you can vote by telephone or through the Internet at a later time, but not later than 11:59 p.m. (Eastern Time) on December 10, 2009, or the day before the meeting date if the special meeting is adjourned or postponed. If you vote your proxy electronically by telephone or through the Internet, you can change your vote by submitting a different vote by telephone, through the Internet or by mail, in which case your later submitted proxy will be recorded and your earlier proxy revoked.

•

Second, you can complete and deliver prior to the special meeting a new proxy card. The proxy card should be sent to the addressee indicated on the pre-addressed envelope enclosed with your initial proxy card to arrive by the close of business on the day before the special meeting, which is currently scheduled for December 11, 2009. The latest dated and signed proxy actually received by this addressee before the special meeting will be counted, and any earlier proxies will be considered revoked.

•	Third, you can attend the special meeting and vote in person. Simply attending the meeting, however, will not revoke your prior proxy, as you must vote at the meeting to do so.

•

Fourth, you can deliver to Intellon prior to the special meeting a written notice by mail or facsimile stating that you want to revoke your proxy. The notice should be sent to the attention of the Corporate Secretary, 5955 T. G. Lee Boulevard, Suite 600, Orlando, FL 32822, facsimile (407) 428-2850, to arrive by the close of business on the day before the special meeting, which is currently scheduled for December 11, 2009.

If you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote.

Should I send in my stock certificates now?

Each Intellon stockholder is being sent an election form and transmittal materials with this proxy statement/prospectus that will provide instructions on sending your stock certificates. However, do not send your stock certificates with your proxy card. Please see “ — About Electing the Merger Consideration – How do I elect the type of merger consideration that I prefer to receive?” below for information regarding delivery of your stock certificates.

Where will my shares of Atheros common stock be listed?

Atheros will apply to have the shares of Atheros common stock that will be issued to the Intellon stockholders in the Merger approved for listing on the NASDAQ Global Select Market. Atheros common stock currently trades on the NASDAQ Global Select Market under the symbol “ATHR”.

About Electing the Merger Consideration

How do I elect the type of the merger consideration that I prefer to receive?

Each Intellon stockholder is being sent an election form and transmittal materials along with this proxy statement/prospectus. You must properly complete and deliver to Computershare Trust Company, N.A., or the exchange agent, the election materials, together with your stock certificates or confirmation of book-entry transfer (or a properly completed notice of guaranteed delivery or affidavit of lost certificate). A return envelope is enclosed for submitting the election form and certificates or confirmation to the exchange agent. This is different from the envelope that you will use to return your completed proxy card. Please do not send your stock certificates or form of election with your proxy card.

Election forms and stock certificates or confirmation of book-entry transfer (or a properly completed notice of guaranteed delivery or affidavit of lost certificate) must be received by the exchange agent by the election deadline, which is 5:00 p.m., Eastern Time, on the day before the special meeting, which is currently scheduled for December 11, 2009.

If your shares are held in a brokerage or other custodial account, you should receive instructions from the entity where your shares are held advising you of the procedures for making your election and delivering your shares. If you do not receive these instructions, you should contact the entity where your shares are held.

If any Intellon stock certificate has been lost, stolen or destroyed, the exchange agent may, in its discretion and as a condition precedent to the payment of cash or the issuance of any certificate representing Intellon common stock in exchange therefore pursuant to the Merger Agreement, require the owner of such certificate to deliver an affidavit claiming that such certificate has been lost, stolen or destroyed and a bond in customary amount as indemnity against any claim that may be made with respect to that certificate against Intellon, Atheros or the exchange agent.

If you do not properly submit your election form with your stock certificates or confirmation of book-entry transfer by the election deadline, then, you will be deemed to have made the cash election and promptly after the Closing the exchange agent will mail to you a letter of transmittal and instructions for surrendering stock certificates for use in exchanging your shares of Intellon common stock for up to $7.30 in cash (with the balance paid in Atheros common stock).

In the event the Merger Agreement is terminated, any shares of Intellon common stock that you previously sent to the exchange agent will be promptly returned to you without charge.

Do I have to make the same election with respect to all of the Intellon shares that I own?

Yes. The election you make will apply to all shares of Intellon common stock covered by the election form. Any shares of Intellon common stock held by you that are not covered by a validly submitted election form will be deemed to have elected the cash election and you would therefore receive up to $7.30 in cash (with the balance paid in Atheros common stock) in exchange for each of such shares of Intellon common stock.

What if I do not make an election?

If you do not submit a properly completed and signed election form to the exchange agent by the election deadline (or if you submit a properly completed election form indicating no election, together with the certificates or confirmation of book-entry transfer representing all of your shares), then you will be deemed to have made the cash election and would therefore receive up to $7.30 in cash (with the balance paid in Atheros common stock) in exchange for each of your shares of Intellon common stock.

Can I change my election after I submit an election form?

Yes. You may revoke your election of the merger consideration with respect to your shares of Intellon common stock by delivering written notice of your revocation to the exchange agent prior to the election deadline. If you instructed a broker to submit an election for your shares, you must follow your broker’s directions for changing those instructions. In addition, any election of merger consideration you make will automatically be revoked if the Merger Agreement is terminated. To change your election you must revoke your existing election and properly submit a new election form.

If an election is properly revoked with respect to shares of Intellon common stock represented by stock certificates, the certificates representing such shares will be promptly returned to the holder who submitted them to the exchange agent unless a new election is properly made.

You will not be entitled to revoke or change your election following the election deadline. As a result, if you make an election, then you will be unable to revoke your election or sell your shares of Intellon common stock during the interval between the election deadline and the date of completion of the Merger.

How to Get More Information

Where can I find more information about Intellon and Atheros?

You can find more information about Intellon and Atheros from various sources described under the heading “Additional Information for Stockholders — Where You Can Find More Information” beginning on page 116 of this proxy statement/prospectus.

Whom do I call if I have questions about the special meeting or the Merger?

If you have any questions about the special meeting or the Merger or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card, you should contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders Call Toll-free: (877) 456-3427

Banks & Brokers Call Collect: (212) 750-5833

If you need an additional election form, you should contact the exchange agent:

Computershare Trust Company, N.A.

c/o Voluntary Corporate Actions

P.O. Box 43011

Providence, RI 02940-3011

If you have any questions, you should contact the information agent:

199 Water Street – 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

Call Toll Free: (888) 867-7092

SUMMARY

This summary highlights selected information from this proxy statement/prospectus and may not contain all of the information that is important to you. To understand the Merger fully and for a more complete description of the legal terms of the Merger, you should carefully read this document and the documents to which we have referred you, including the Merger Agreement attached as Annex A to this proxy statement/prospectus. See “Additional Information for Stockholders — Where You Can Find More Information” on page 116 of this proxy statement/prospectus.

Who We Are

Atheros Communications, Inc.

5480 Great America Parkway

Santa Clara, CA 95054

(408) 773-5200

Atheros Communications, Inc. is a global leader in innovative technologies for wireless and wired communications products that are used by a broad base of customers, including manufacturers of personal computers, networking equipment and consumer electronics devices. Atheros combines its wireless and wired systems and software expertise with its high-performance radio frequency, mixed signal and digital semiconductor design skills to provide highly integrated chipsets that are manufactured on low-cost, standard complementary metal-oxide semiconductor processes. Its product portfolio includes solutions for Wireless Local Area Network, or WLAN, Mobile WLAN, Ethernet, Bluetooth, and Global Positioning System.

Intellon Corporation

5955 T. G. Lee Boulevard, Suite 600

Orlando, FL 32822

(407) 428-2800

Intellon is a leading fabless semiconductor company that designs and sells integrated circuits, or ICs, for high-speed communications over existing electrical wiring. Intellon’s ICs enable home connectivity, which is the sharing and moving of content among personal computers and other consumer electronics products in the home. Intellon also sells its ICs for use in powerline communications applications in electric utility and other commercial markets. In the utility market, Intellon’s ICs enable various smart grid applications, which help utilities monitor and manage in-home electricity consumption during peak periods. In the commercial market, Intellon’s ICs enable the distribution of broadband services over existing electrical wiring and coaxial cable to individual units within apartment buildings and other multiple dwelling units.

Intellon’s Reasons for the Merger and Recommendation of the Intellon Board of Directors to Intellon Stockholders (page 42)

The Intellon board of directors has determined that the Merger is advisable, fair to, and in your best interests and unanimously recommends that you vote “FOR” the approval and adoption of the Merger Agreement and approval of the Merger and any adjournment of the special meeting.

You should refer to the factors considered by the Intellon board of directors in making its decision to approve the Merger Agreement and recommend its approval and adoption to the Intellon stockholders.

Opinion of Intellon’s Financial Advisor (page 53)

In deciding to approve the Merger, Intellon received an opinion from Deutsche Bank Securities Inc., or Deutsche Bank, dated September 8, 2009, as to the fairness to the holders of Intellon common stock of the consideration to be received in the Merger from a financial point of view. This opinion is attached as Annex B to this proxy statement/prospectus. You may read this opinion for a discussion of the assumptions made, matters considered and limitations on the review by Deutsche Bank in rendering its opinion. This opinion does not constitute a recommendation to any stockholder as to how he or she should vote on the Merger or as to the form of consideration that a stockholder should elect.

Atheros’ Reasons for the Merger (page 45)

The Atheros board of directors believes that the Merger with Intellon will enable Atheros to advance its mission of building a diversified communications semiconductor company offering a broad portfolio of product technologies that serve large and high-growth markets. Atheros believes that the Merger with Intellon will enhance its position as a leading provider of networking platforms that enable seamless delivery of voice, video and Internet traffic.

These anticipated benefits depend on several factors, including the ability to obtain the necessary approvals for the Merger, and on other uncertainties described beginning on page 22 of this proxy statement/prospectus.

What Intellon Stockholders Will Receive in the Merger (page 68)

Intellon stockholders may elect to receive, for each share of Intellon common stock:

•	a combination of approximately 0.135 shares of Atheros common stock and $3.60 in cash, which we refer to as the “mixed election”;

•	up to 0.267 shares of Atheros common stock with any portion not paid in stock, due to the proration discussed below, paid in cash, which we refer to as the “stock election”; or

•	up to $7.30 in cash with any portion not paid in cash, due to the proration discussed below, paid in stock, which we refer to as the “cash election.”

If you do not make an election, you will be deemed to have made the cash election.

These elections are subject to proration based on (i) Intellon’s capitalization at the Closing (ii) the number of shares electing each type of consideration, (iii) the requirement under the Merger Agreement to preserve an overall mix such that the Atheros common stock issued in the Merger will constitute between 45% and 55% of the total consideration paid for all of the outstanding shares of Intellon common stock and equity awards, taken together, and (iv) the need to preserve the intended treatment of the transaction as a reorganization within the meaning of Section 368(a) of the Code. This means that, even if you make the stock or cash election, you may receive a prorated amount of cash and Atheros common stock. The formula that will be used to determine the actual amount of proration is described beginning on page 69 of this proxy statement/prospectus.

Potential Value of Merger Consideration

Based on the five-day average closing price of Atheros’ common stock on the NASDAQ Global Select Market on September 4, 2009, which was $27.34, 0.267 shares of Atheros common stock had a value of $7.30 and 0.135 shares of Atheros common stock had a value of $3.70. The value of Atheros common stock will fluctuate prior to completion of the Merger.

Solely for purposes of illustration, the following table reflects the per share amount of cash and the market value of the Atheros common stock that an Intellon stockholder would receive pursuant to the merger consideration, before proration adjustments are made to achieve an aggregate consideration mix permissible under the terms of the Merger Agreement.

Assumed Market Price (per share of Atheros Common Stock)	Per Share Mixed Election			Per Share Cash Election Cash Amount Paid	Per Share Stock Election Value of 0.267 of an Atheros Share
	Value of 0.135 of an Atheros Share	Cash Amount Paid	Total Value of Mixed Election
$20.00	$2.71	$3.60	$6.31	$7.30	$5.34
$25.00	$3.38	$3.60	$6.98	$7.30	$6.68
$27.34	$3.70	$3.60	$7.30	$7.30	$7.30
$30.00	$4.06	$3.60	$7.66	$7.30	$8.01
$35.00	$4.73	$3.60	$8.33	$7.30	$9.35

The market prices of Atheros common stock used in the above table, and the assumptions regarding the mix of cash and stock a hypothetical Intellon stockholder would receive are for purposes of illustration only. The price of Atheros common stock fluctuates and may be higher or lower than in these examples at the time of the Closing. In addition, the percentage of cash and Atheros common stock paid in the Merger will depend on the aggregate elections made by Intellon stockholders. Further, due to the proration adjustment mechanisms stipulated in the Merger Agreement, the elections of other Intellon stockholders will impact the consideration mix ultimately received by any given stockholder.

Intellon stockholders should consider the potential effects of proration and should obtain current market quotations for shares of Atheros common stock before electing the form of consideration they wish to receive. The market price of shares of Atheros common stock will fluctuate prior to completion of the Merger and thereafter.

Fractional Shares

You will not be entitled to receive any fractional shares of Atheros common stock. Instead, you will be entitled to receive cash, without interest, for any fractional share of Atheros common stock you might otherwise have been entitled to receive, based on a portion of the proceeds from the sale of all fractional shares in the market.

Stock Exchange Listing

The shares of Atheros common stock are listed on the NASDAQ Global Select Market under the ticker symbol “ATHR.”

Material Federal Income Tax Consequences of the Merger (page 46)

The Merger has been structured to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, which is referred to in this document as the “Code.” Unless such condition is waived by Intellon, the obligation of Intellon to consummate the Merger is conditioned on the receipt by Intellon of a written tax opinion from Dechert LLP, counsel to the Intellon board of directors, to the effect that, for U.S. federal income tax purposes, the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code; provided, however, that if Dechert does not render the tax opinion, the condition shall be deemed satisfied if the tax opinion is rendered by counsel to Atheros.

Assuming the Merger qualifies as a reorganization, in general:

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If you receive a combination of Atheros common stock and cash in exchange for your Intellon common stock and your tax basis in your Intellon common stock is less than the sum of the cash and the fair market value, as of the Closing, of the Atheros common stock received, you generally will recognize gain equal to the lesser of (1) the sum of the cash and the fair market value of the Atheros common stock you receive, minus the tax basis of your Intellon common stock surrendered and (2) the amount of cash you receive in the Merger. However, if your tax basis in the Intellon common stock surrendered in the Merger is greater than the sum of the cash and the fair market value of the Atheros common stock you receive, your loss will not be currently recognized for federal income tax purposes.

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If you receive solely Atheros common stock in exchange for Intellon common stock, then you generally will not recognize any gain or loss, except with respect to cash you receive in lieu of fractional shares of Atheros common stock.

•

If you receive solely cash in exchange for your Intellon common stock, then you generally will recognize gain or loss equal to the difference between the amount of cash you receive and the tax basis in your shares of Intellon common stock.

You should read “The Merger — Material Federal Income Tax Consequences of the Merger” beginning on page 46 of this proxy statement/prospectus for a more complete discussion of the United States federal income tax consequences of the Merger. We urge you to consult with your tax advisor for a full understanding of the tax consequences of the Merger to you, including the effects of state, local and non-U.S. tax laws. We also urge you to read carefully the discussion in the section entitled “Potential Adjustment of Merger Consideration” beginning on page 49 of this proxy statement/prospectus regarding the possible adjustment of the cash and stock amounts of the merger consideration that could occur to preserve the intended tax treatment of the transactions.

Ownership of Atheros After the Merger

Assuming Intellon stockholders elect to receive the mixed election, Atheros will issue approximately 4.2 million shares of Atheros common stock to Intellon stockholders in the Merger. The shares of Atheros common stock to be issued to Intellon stockholders in the Merger will represent approximately 6.4% of the outstanding Atheros common stock after the Merger. This information is based on the number of Atheros and Intellon shares outstanding on September 4, 2009 and does not take into account stock options or other equity-based awards or any other shares that may be issued before the Merger as allowed by the Merger Agreement.

Intellon Stockholder Vote Required to Approve the Merger (page 96)

Approval and adoption of the Merger Agreement and approval of the Merger requires the affirmative vote of a majority of the shares of Intellon common stock outstanding as of the close of business on November 5, 2009, the record date for the special meeting of Intellon stockholders. As of the record date, Intellon’s directors, executive officers and their affiliates beneficially owned in the aggregate approximately 19% of Intellon’s outstanding common stock entitled to vote at the special meeting.

Appraisal Rights (page 50)

You have the right to dissent from the Merger and obtain, in lieu of the merger consideration, a payment in cash of the fair value of your Intellon shares, as determined by the Delaware Chancery Court. To exercise appraisal rights, you must strictly follow the procedures prescribed by Delaware law. If you want to exercise appraisal rights, you should not submit a form of election, which will be considered a withdrawal of any previously filed written demand for appraisal.

The Interests of Certain Intellon Officers and Directors in the Merger May Differ from Your Interests (page 59)

When you consider the recommendation of the Intellon board of directors that stockholders vote for approval and adoption of the Merger Agreement and approval of the Merger and any adjournment of the special meeting, you should be aware that some Intellon officers and directors may have interests in the Merger that may be different from, or in addition to, the interests of Intellon stockholders generally. The Intellon board of directors was aware of these interests and considered them in approving the Merger Agreement and the Merger.

Accounting Treatment (page 46)

The combination of the two companies will be accounted for as an acquisition of Intellon by Atheros using the acquisition method of accounting.

Completion of the Merger is Subject to Certain Conditions (page 80)

The completion of the Merger depends upon meeting a number of conditions, including the following:

•	approval and adoption of the Merger Agreement and approval of the Merger by Intellon stockholders;

•	expiration or termination of the relevant waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, as amended, or the HSR Act, which waiting period expired on October 26, 2009;

•	absence of any legal prohibition on completion of the Merger;

•	the registration statement of which this proxy statement/prospectus is a part having been declared effective by the Securities and Exchange Commission, or the SEC;

•	approval for listing on the NASDAQ Global Select Market of the shares of Atheros common stock to be issued in the Merger;

•	performance or compliance by the other party in all material respects of its obligations under the Merger Agreement required to be performed by it at or prior to the Closing;

•	accuracy as of the Closing of the representations and warranties made by the other party; and

•	unless such condition is waived by Intellon, the receipt by Intellon of an opinion of tax counsel to the effect that the Merger will qualify as a reorganization under the Code.

If the law permits, either Atheros or Intellon could choose to waive a condition to its obligations to complete the Merger even though that condition has not been satisfied.

No Solicitation (page 74)

Intellon has agreed that it and its subsidiaries will not, and that it will cause its and its subsidiaries’ respective officers, directors, employees, advisors and other representatives, directly or indirectly, to not:

•

solicit, initiate or take any action to knowingly encourage or knowingly facilitate the making of any alternative acquisition proposal involving Intellon or any inquiry with respect to an alternative acquisition proposal;

•	engage in discussions or negotiations with any person with respect to an alternative acquisition proposal or any inquiry with respect thereto;

•

furnish or disclose any nonpublic information or, except as required by law, afford access to the business, properties, books or records to, or otherwise assist or take any action to knowingly encourage or facilitate, any effort by any third party that has made, or is considering making, an alternative acquisition proposal;

•

fail to make, withdraw or modify the recommendation of the Intellon board of directors that its stockholders approve the Merger, or the Intellon board recommendation, in a manner adverse to Atheros or publicly recommend any alternative acquisition proposal or take any public action or make any public statement inconsistent with the Intellon board recommendation, or collectively, an adverse recommendation change; or

•	enter into any agreement, letter of intent, term sheet or similar instrument relating to an alternative acquisition proposal.

See “The Merger Agreement — Covenants — No Solicitation” beginning on page 74 of this proxy statement/prospectus for the definition of “alternative acquisition proposal.”

We Have Not Yet Obtained All Regulatory Approvals (page 49)

Atheros and Intellon are working to obtain the required regulatory approvals and consents. On October 26, 2009, the waiting period under the HSR Act expired. However, although we expect to receive the remaining required regulatory approvals, we can give no assurance as to when or whether these approvals and consents will be obtained or the terms and conditions that may be imposed.

As described beginning on page 80 of this proxy statement/prospectus, Atheros and Intellon are not required to close the Merger unless the regulatory conditions to completion of the Merger are satisfied.

The Merger Agreement May Be Terminated (page 81)

Either Atheros or Intellon can terminate the Merger Agreement if any of the following occurs:

•	the Merger is not completed by February 26, 2010 (unless extended due to delay in obtaining antitrust approval);

•	the approval of Intellon stockholders has not been obtained by reason of the failure to obtain the required vote at the special meeting or any adjournment of the special meeting;

•	a law or court order permanently prohibits the Merger; or

•

a breach by the other party of any of its representations, warranties, agreements or covenants in the Merger Agreement if that breach would result in the failure to satisfy the closing condition relating to the representations, warranties and covenants and the breach is not cured within the time specified in the Merger Agreement.

In addition, Atheros can terminate the Merger Agreement if (a) the Intellon board of directors makes an adverse recommendation change, (b) if Intellon fails to include its board of director’s recommendation that its stockholders approve the Merger Agreement and the Merger in the proxy statement/prospectus, (c) the Intellon board of directors approves, recommends or adopts, or publicly proposes to approve, recommend or adopt, an alternative acquisition proposal or recommends that its stockholders tender their shares in any tender or exchange constituting an alternative acquisition proposal, (d) Intellon fails to comply with its obligations to hold the special meeting within the time specified in the Merger Agreement or (e) Intellon materially breaches its obligations under the Merger Agreement with respect to non-solicitation of other acquisition proposals and fails to cease its activities causing the breach within 24 hours of notice from Atheros.

Intellon can terminate the Merger Agreement if, prior to obtaining stockholder approval, the Intellon board of directors receives a superior proposal and believes the failure to accept such superior proposal would be a breach of its fiduciary duties; Intellon has complied with its obligations under the Merger Agreement with respect to nonsolicitation of other acquisition proposals; and Intellon agrees to pay the termination fee discussed below.

Neither party can terminate the Merger Agreement for the reasons described in the first bullet point above if the Merger has not closed because of that party’s failure to fulfill any obligation under the Merger Agreement.

Finally, Atheros and Intellon can mutually agree to terminate the Merger Agreement even if the Merger has been approved by Intellon’s stockholders.

Fees May Be Payable on Termination (page 82)

Intellon must pay Atheros a termination fee of $8.5 million in cash if:

•

Atheros terminates the Merger Agreement because the Intellon board of directors makes an adverse recommendation change, because Intellon fails to include its board of director’s recommendation that its stockholders approve the Merger Agreement and the Merger in the proxy statement/prospectus, because the Intellon board of directors approves, recommends or adopts, or publicly proposes to approve, recommend or adopt, an alternative acquisition proposal, because Intellon fails to comply with its obligations to hold the special meeting or because Intellon has materially breached its obligation to refrain from soliciting other acquisition proposals;

•

Intellon terminates the Merger Agreement because, prior to obtaining stockholder approval, the Intellon board of directors receives a superior proposal and believes after consultation with outside counsel that the failure to accept such superior proposal would reasonably be likely to be a breach of its fiduciary duties and Intellon has complied with its obligations under the Merger Agreement with respect to the non-solicitation of other acquisition proposals and Intellon agrees to pay the termination fee; or

•

either Atheros or Intellon terminates the Merger Agreement because Intellon’s stockholders do not approve the Merger and, prior to such termination, a proposal by a third party for an alternative transaction was communicated publicly or any person publicly announced an intention to make an alternative acquisition proposal and Intellon enters into a definitive agreement for such alternative transaction within 12 months after the termination of the Merger Agreement. For purposes of a termination fee on these grounds, all references in the definition of “alternative acquisition proposal” in the Merger Agreement with respect to the percentage of assets or securities of Intellon to be acquired that would trigger an “alternative acquisition proposal,” will be 50% instead of 20%.

Market Price Information

Atheros common stock trades on the NASDAQ Global Select Market. Intellon common stock trades on the NASDAQ Global Market. On September 4, 2009, the last trading day before the public announcement of the Merger, Atheros common stock closed at $27.98 per share and Intellon common stock closed at $5.00 per share.

On November 9, 2009, the most recent practicable date prior to the date of this proxy statement/ prospectus, Atheros common stock closed at $27.50 per share and Intellon common stock closed at $7.36 per share. Based on the five-day average closing price of Atheros’ common stock on the NASDAQ Global Select Market on September 4, 2009, the value of the Atheros common stock to be received by Intellon stockholders who make the stock election would be $7.30, and the value of the Atheros common stock to be received by Intellon stockholders who make the mixed election would be approximately $3.70 per share, in each case, subject to proration. We urge you to obtain current market quotations.

Atheros Summary Selected Historical Consolidated Financial Data

The following table sets forth certain consolidated financial data of Atheros. The selected consolidated statements of operations data for the years ended December 31, 2008, 2007 and 2006 and the selected consolidated balance sheet data as of December 31, 2008 and 2007 were derived from the consolidated financial statements included in Atheros’ Annual Report on Form 10-K for the year ended December 31, 2008 which is incorporated by reference into this proxy statement/prospectus. The selected consolidated statements of operations data for the years ended December 31, 2005 and 2004 and the selected consolidated balance sheet data as of December 31, 2006, 2005 and 2004 are derived from Atheros’ audited consolidated financial statements, which are not incorporated by reference into this proxy statement/prospectus. The consolidated financial information as of and for the nine month periods ended September 30, 2009 and 2008 is derived from Atheros’ unaudited consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 which is incorporated by reference into this proxy statement/prospectus. You should read these financials together with Atheros’ “Management Discussion and Analysis of Financial Condition and Results of Operations” and Atheros’ historical consolidated financial statements and notes thereto. The historical results are not necessarily indicative of results to be expected in the future. See “Selected Historical Consolidated Financial Data of Atheros” and “Additional Information for Stockholders” beginning on page 84, and 116, respectively, of this proxy statement/prospectus.

	Nine Months Ended September 30,		Year Ended December 31,
	2009	2008	2008	2007	2006	2005	2004
	(in thousands, except per share data)
Consolidated Statements of Operations Data:
Net revenue	$356,790	$374,100	$472,396	$416,960	$301,691	$183,485	$169,607
Income from operations	5,674	30,186	25,906	34,947	17,865	5,550	9,676
Net income	$30,774	$23,630	$18,872	$39,980	$18,678	$16,688	$10,824
Basic net income per share	$0.50	$0.40	$0.32	$0.71	$0.36	$0.34	$0.25
Diluted net income per share	$0.49	$0.38	$0.30	$0.67	$0.34	$0.31	$0.21
Consolidated Balance Sheet Data:
Cash, cash equivalents and short-term marketable securities	$382,830	$274,105	$293,758	$219,544	$185,906	$173,645	$154,485
Working capital	405,887	327,648	341,844	252,283	204,465	190,399	170,039
Long-term investments	16,486	21,745	16,963	30,453	—	—	—
Total assets	676,152	615,469	615,708	522,137	364,058	239,179	206,363
Total stockholders’ equity	544,443	462,372	471,478	401,457	280,942	196,966	173,040

Intellon Summary Selected Historical Consolidated Financial Data

The following table sets forth certain consolidated financial data of Intellon. The selected consolidated statements of operations data for the years ended December 31, 2008, 2007 and 2006 and the selected consolidated balance sheet data as of December 31, 2008 and 2007 were derived from the consolidated financial statements included in Intellon’s Annual Report on Form 10-K for the year ended December 31, 2008 which is incorporated by reference into this proxy statement/prospectus. The selected statements of operations data set forth below for each of the years ended December 31, 2005 and 2004, and the selected consolidated balance sheet data as of December 31, 2006, 2005 and 2004 are derived from Intellon’s audited consolidated financial statements, which are not incorporated by reference into this proxy statement/prospectus. Intellon’s consolidated financial statement data set forth below as of and for the nine months ended September 30, 2009 and 2008 are derived from Intellon’s unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, which is incorporated by reference into this proxy statement/prospectus. You should read these financials together with Intellon’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Intellon’s historical consolidated financial statements and notes thereto. The historical results are not necessarily indicative of results to be expected in the future. See “Selected Historical Consolidated Financial Data of Intellon” and “Additional Information for Stockholders” beginning on page 86, and 116, respectively, of this proxy statement/prospectus.

	Nine Months Ended September 30,		Year Ended December 31,
	2009	2008	2008	2007	2006	2005	2004
	(in thousands, except per share data)
Consolidated Statements of Operations Data:
Revenue	$52,916	$54,554	$75,378	$52,313	$33,718	$16,576	$12,501
Operating loss	(168)	(1,594)	(126)	(8,312)	(8,394)	(12,967)	(12,247)
Net income (loss)	(97)	(706)	921	(7,315)	(7,797)	(12,516)	(12,080)
Net income (loss) attributable to common shareholders	$(97)	$(706)	$921	$(14,074)	$(13,104)	$(17,486)	$(21,541)
Net income (loss) attributable to common shareholders per common share:
Basic	$(0.00)	$(0.02)	$0.03	$(4.25)	$(9.19)	$(19.41)	$(36.47)
Diluted	$(0.00)	$(0.02)	$0.03	$(4.25)	$(9.19)	$(19.41)	$(36.47)

Consolidated Balance Sheet Data:
Cash, cash equivalents and short-term investments	$62,252	$56,424	$55,605	$52,074	$24,978	$16,981	$5,288
Total working capital	68,936	65,779	67,468	60,523	27,469	18,106	7,000
Total assets	86,495	83,366	81,221	73,421	38,519	26,505	12,872
Total redeemable convertible preferred stock	—	—	—	—	85,333	63,040	48,296
Shareholders’ equity (deficit)	73,938	70,114	72,212	64,007	(54,498)	(42,107)	(38,786)

Summary Selected Unaudited Pro Forma Condensed Combined Financial Information

The Merger will be accounted for using the acquisition method of accounting in accordance with generally accepted accounting principles, or GAAP. The tangible and intangible assets and liabilities of Intellon will be recorded as of the Closing at their respective fair values, and assumed by and added to those of Atheros. For a detailed description of the acquisition accounting method, see “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 87 of this proxy statement/prospectus.

The following selected unaudited pro forma condensed combined balance sheet information as of September 30, 2009 and the selected unaudited pro forma condensed combined statements of operations information for the year ended December 31, 2008 and the nine months ended September 30, 2009 are based on the separate historical consolidated financial statements of Atheros and Intellon, which are incorporated by reference into this proxy statement and reflect the Merger and related events and apply the assumptions and adjustments described in the notes to the “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 87 of this proxy statement/prospectus. The selected unaudited pro forma condensed combined statements of operations for the year ended December 31, 2008 and the nine months ended September 30, 2009 reflect the Merger and related events as if they had been consummated on January 1, 2008 with recurring merger-related adjustments reflected in each of the periods. The selected unaudited pro forma condensed combined balance sheet as of September 30, 2009 reflects the Merger and related events as if they had been consummated on September 30, 2009. For purposes of the pro forma data we have used the mixed election of 0.135 shares of Atheros common stock, valued based on the closing price of Atheros common stock on October 28, 2009 of $25.59, and $3.60 of cash for one share of Intellon common stock exchanged. The actual percentage of cash and Atheros common stock an Intellon stockholder will receive depends upon such stockholder’s election and the elections made by other Intellon stockholders and any resulting proration. For a discussion of the assumptions and adjustments made in preparing the unaudited pro forma condensed combined financial statements, see “Unaudited Pro Forma Condensed Combined Financial Statements,” beginning on page 87 of this proxy statement/prospectus.

The pro forma adjustments are based upon available information and assumptions that management believes reasonably reflect the Merger. The selected unaudited pro forma condensed combined financial statements do not include the effects of the costs associated with any restructuring or integration activities resulting from the Merger. In addition, the selected unaudited pro forma condensed combined financial statements do not include the potential realization of any cost savings from operating efficiencies or synergies resulting from the transaction, nor do they include any potential incremental revenues and earnings that may be achieved with the combined capabilities of the companies. The final acquisition consideration and a final acquisition consideration allocation, which will be determined subsequent to the Closing, and its effect on results of operations, may differ significantly from the pro forma amounts included in the selected unaudited pro forma condensed combined financial statements. These amounts represent the managements’ best estimate as of the date of this proxy statement/prospectus.

This summary of pro forma data is being provided for illustrative purposes only. Atheros and Intellon may have performed differently had the Merger occurred prior to the period presented. In addition, since the unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of acquisition consideration and fair values of assets acquired and liabilities assumed, the actual amounts recorded may differ materially from the information presented. You should not rely on the pro forma per share data presented as being indicative of the results that would have been achieved had Atheros and Intellon been combined during the period presented or of the future operations of the combined company following the Merger.

	Nine Months Ended September 30, 2009	Year Ended December 31, 2008
	(In thousands, except per share amounts)
Statements of Operations Data:
Revenues	$409,706	$547,774
Operating (loss) income	(12,368)	1,939
Net income	18,532	2,662
Net income per share of common stock:
Basic	$0.28	$0.04
Diluted	$0.27	$0.04

		September 30, 2009
		(In thousands)
Balance Sheet Data:
Cash, cash equivalents and short-term marketable securities		$332,154
Total assets		847,220
Total liabilities		195,297
Stockholders’ equity		651,923

Unaudited Comparative Per Share Information

Set forth below are the Atheros and Intellon historical and pro forma amounts per share of common stock for basic and diluted net income (loss) and book value. For purposes of the pro forma share amounts we have used the mixed election of approximately 0.135 shares of Atheros common stock and $3.60 in cash. The actual percentage of cash and Atheros common stock an Intellon stockholder will receive depends upon (i) Intellon’s capitalization at the Closing, (ii) the number of shares electing each type of consideration, (iii) the requirement under the Merger Agreement to preserve an overall mix such that the Atheros common stock issued in the Merger will constitute between 45% and 55% of the total consideration and (iv) the need to preserve the intended treatment of the transaction as a reorganization within the meaning of Section 368(a) of the Code. For a discussion of the assumptions and adjustments made in preparing the unaudited pro forma condensed combined financial statements, see “Unaudited Pro Forma Condensed Combined Financial Statements,” beginning on page 87 of this proxy statement/prospectus.

The following Atheros and Intellon historical and pro forma amounts per share of common stock for basic and diluted net income (loss) for the year ended December 31, 2008 and nine months ended September 30, 2009 and book value as of September 30, 2009 are based on the separate historical consolidated financial statements of Atheros and Intellon, which are incorporated by reference into this proxy statement/prospectus and reflect the Merger and related events and apply the assumptions and adjustments described in the notes to the unaudited pro forma condensed combined financial statements beginning on page 87 of this proxy statement/prospectus. The combined pro forma per share basic and diluted net income (loss) for the year ended December 31, 2008 and nine months ended September 30, 2009 reflect the Merger and related events as if they had been consummated on January 1, 2008 with recurring merger-related adjustments reflected in each of the periods. The combined pro forma per share book value as of September 30, 2009 reflects the Merger and related events as if they had been consummated on September 30, 2009.

The pro forma information below is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been completed on January 1, 2008 for statement of operations purposes and on September 30, 2009 for balance sheet purposes, nor is it necessarily indicative of the future operating results or financial position of the combined company. The financial results may have been different had the companies always been combined. The business of Atheros and Intellon may have performed differently had the Merger occurred prior to the period presented. In addition, since the unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of acquisition consideration and fair values of assets acquired and liabilities assumed, the actual amounts recorded may differ materially from the information presented. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or of the future results of the combined company. This pro forma information is subject to risks and uncertainties, including those discussed under “Risk Factors” below.

The historical book value per share is computed by dividing total stockholders’ equity by the number of shares of common stock outstanding at the end of the period. The pro forma per share income of the combined company is computed by dividing the pro forma total income of the combined company by the pro forma weighted-average number of shares of common stock of the combined company outstanding over the period. The pro forma combined book value per share is computed by dividing total pro forma stockholders’ equity of the combined company by the pro forma number of shares of common stock of the combined company outstanding at the end of the period. Intellon equivalent pro forma combined per share amounts are calculated by multiplying the pro forma combined per share amounts by 0.135, the assumed fraction of a share of Atheros common stock that would be exchanged for each share of Intellon common stock in the acquisition. The Intellon equivalent per share amounts do not include the benefits of the cash portion of the acquisition consideration.

	Atheros Historical	Intellon Historical	Pro Forma Combined	Intellon Equivalents(1)
Year Ended December 31, 2008
Net income per share:
Basic	$0.32	$0.03	$0.04	$0.01
Diluted	$0.30	$0.03	$0.04	$0.01
Nine Months Ended September 30, 2009
Net income (loss) per share:
Basic	$0.50	$(0.00)	$0.28	$0.04
Diluted	$0.49	$(0.00)	$0.27	$0.04
As of September 30, 2009:
Book value per share	$8.73	$2.36	$9.79	$1.32

(1)	Intellon equivalent per share amounts are calculated by multiplying pro forma per share amounts by the exchange ratio of 0.135, the estimated portion of the acquisition consideration to be paid in shares of Atheros common stock, assuming the mixed election.

Comparative Market Value of Securities

The following table sets forth the closing price per share of Atheros common stock and the closing price per share of Intellon common stock on September 4, 2009 (the last business day preceding the public announcement of the Merger) and November 9, 2009 (the most recent practicable trading date). The table also presents the equivalent market value per share of Intellon common stock:

•	for a mixed election, by multiplying the closing price per share of Atheros common stock on each of the two dates by the mixed election exchange ratio of 0.135 and adding $3.60; and

•	for a stock election, by multiplying the closing price per share of Atheros common stock on each of the two dates by the stock election exchange ratio of 0.267, assuming no proration.

You are urged to obtain current market quotations for shares of Atheros common stock and Intellon common stock before making a decision with respect to the Merger. No assurance can be given as to the market prices of Atheros common stock or Intellon common stock at the Closing. Because the merger consideration will not be adjusted for changes in the market price of Atheros common stock, the market value of the shares of Atheros common stock that holders of Intellon common stock will receive at the effective time of the Merger may vary significantly from the market value of the shares of Atheros common stock that holders of Intellon common stock would have received if the Merger were consummated on the date of the Merger Agreement or on the date of this proxy statement/prospectus.

	Closing Price per Share
	September 4, 2009	November 9, 2009
Atheros Common Stock	$27.98	$27.50
Intellon Common Stock	$5.00	$7.36
Intellon Mixed Election Equivalent	$7.38	$7.31
Intellon Stock Election Equivalent	$7.47	$7.34

RISK FACTORS

By voting for the approval and adoption of the Merger Agreement and approval of the Merger at the special meeting, Intellon stockholders will be choosing to invest in Atheros common stock. An investment in Atheros common stock involves a high degree of risk. In deciding whether to vote for the approval and adoption of the Merger Agreement, and approval of the Merger, you should consider the matters described below, as well as all of the information included in this proxy statement/prospectus and its annexes and all of the information included in the documents incorporated into this proxy statement/prospectus by reference, especially the risks described in Atheros’ Annual Report on Form 10-K for the year ended December 31, 2008 and in Atheros’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 and in Intellon’s Annual Report on Form 10-K for the year ended December 31, 2008 and in and Intellon’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009. A discussion of additional risks and uncertainties regarding Atheros and Intellon can be found in the information that is incorporated by reference in this proxy statement/prospectus and referred to in the section entitled “Where You Can Find Additional Information” beginning on page 116 of this proxy statement/prospectus. Also see the matters addressed in “Cautionary Statement Regarding Forward-Looking Statements” on page 1 of this proxy statement/prospectus.

If any of the events, contingencies, circumstances or conditions described in the following risks and in Atheros’ Form 10-K and Form 10-Q, and Intellon’s Form 10-K and Form 10-Q referenced above actually occur, Atheros’ and Intellon’s respective businesses, financial condition or their results of operations (both separately and as combined) could be impacted. If that happens, the trading price of Atheros common stock or Intellon common stock could decline and you may lose part or all of the value of any Atheros shares or Intellon shares held by you. Additional risks and uncertainties not presently known to Atheros and Intellon or that they do not currently believe are important to an investor, if they materialize, also may adversely affect the Merger, Atheros, Intellon and the combined company.

Risk Factors Relating to the Merger

The portion of the merger consideration to be paid in Atheros common stock will not be adjusted in the event the value of Atheros common stock declines before the Merger is completed. As a result, the value of the shares of Atheros common stock at the time that Intellon stockholders receive them could be less than the value of those shares today.

The number of shares of Atheros common stock that Intellon stockholders may receive in the Merger is fixed even though the stock price of Atheros may increase or decrease. While Intellon stockholders will have a choice to elect to receive for each share of Intellon common stock a combination of approximately 0.135 shares of Atheros common stock and $3.60 in cash, up to 0.267 shares of Atheros common stock (with the balance paid in cash) or up to $7.30 in cash (with the balance paid in stock), subject to proration, Atheros and Intellon will not adjust the merger consideration as a result of any change in the market price of Atheros common stock between the date of this proxy statement/prospectus and the date that you receive shares of Atheros common stock in exchange for your shares of Intellon common stock. The market price of Atheros common stock will likely be different, and may be lower, on the date you receive your shares of Atheros common stock than the market price of Atheros common stock as of the date of this proxy statement/prospectus. Therefore, at the time of the special meeting, you will not know the precise dollar value of the merger consideration you will be entitled to receive upon completion of the Merger and you are encouraged to obtain current market quotations for Atheros common stock and Intellon common stock. Differences in Atheros’ stock price may be the result of changes in the business, operations or prospects of Atheros, market reactions to the proposed Merger, general market and economic conditions or other factors. If the market price of Atheros common stock declines after you vote, the value of the Atheros common stock you receive may be less than what you expected when you voted. Neither Atheros nor Intellon is permitted to terminate the Merger Agreement or resolicit the vote of Intellon stockholders because of changes in the market prices of their respective common stock.

The value of Atheros’ common stock at the Closing or at any time thereafter may not exceed the per share merger consideration. Since you will not know the exact mix of consideration you will receive, Intellon stockholders electing cash could receive more shares than they expect and stockholders electing shares may receive more cash than they expect which may affect the overall value you ultimately receive and may result in unanticipated recognized gain for federal income tax purposes.

The consideration each Intellon stockholder elects to receive in the Merger is subject to adjustment to preserve the overall mix of consideration so that the Atheros common stock issued in the Merger will constitute between 45% and 55% of the total consideration (based on the trading value of the shares of Atheros common stock on September 4, 2009). If you make the stock election and the stock election is oversubscribed, then you will receive a portion of the merger consideration in cash. Similarly, if you make the cash election and the cash election is oversubscribed, then you will receive a portion of the merger consideration in shares of Atheros common stock. If you make the mixed election the exact breakdown between stock and cash may change based on Intellon’s capitalization as of the Closing, among other factors. Accordingly, you may not receive exactly the type of consideration you elect to receive in the Merger. If you receive more shares of Atheros common stock than you expected, and the price of Atheros common stock declines, you would receive less overall value than you expected. If you receive more cash than you expected, and the market value of Atheros common stock increases, you would receive less overall value than you expected. In addition, if you receive a different portion of cash and shares than you expected, you would also have tax consequences that differ from those that would have resulted if you had received the form of consideration that you elected (including the potential recognition of gain, or more gain, for federal income tax purposes if you receive more cash than you expected). A discussion of the proration mechanism can be found under the heading “The Merger Agreement — Merger Consideration” and a discussion of the material federal income tax consequences of the Merger can be found under the heading “The Merger — Material Federal Income Tax Consequences of the Merger.”

If you deliver shares of Intellon common stock to make an election, you will not be able to sell those shares unless you revoke your election prior to the election deadline.

If you are a holder of Intellon common stock and wish to elect the type of merger consideration you prefer to receive in the Merger, you must deliver your stock certificates or confirmation of book-entry transfer (or a properly completed notice of guaranteed delivery or affidavit of lost certificate) and a properly completed and signed election form to the exchange agent prior to the election deadline, which is 5:00 p.m., Eastern Time, on the day before the special meeting, which is currently scheduled for December 11, 2009. You will not be able to sell any shares of Intellon common stock that you have delivered unless you revoke your election before the deadline by providing written notice to the exchange agent. If you do not revoke your election, you will not be able to liquidate your investment in Intellon common stock for any reason until you receive cash or Atheros common stock, or both, in the Merger. In the time between delivery of your shares and the Closing (or the returning of your stock certificates if the Merger is not consummated), the trading price of common stock of Intellon or Atheros may increase or decrease, and you might otherwise want to sell your shares of Intellon to gain access to cash, make other investments, or reduce the potential for a decrease in the value of your investment. The date that you will receive your merger consideration depends on the completion date of the Merger, which is uncertain. The completion date of the Merger might be later than expected due to unforeseen events, such as delays in obtaining required consents and approvals or if the stockholders do not approve and adopt the Merger Agreement and approve the Merger at the special meeting.

Atheros may not be able to realize all of the anticipated benefits of the transaction if it fails to integrate Intellon successfully, which could reduce Atheros’ profitability and adversely affect its stock price.

The combined company’s ability to realize the anticipated benefits of the Merger will depend, in part, on the ability of Atheros to integrate the business of Intellon successfully and efficiently with Atheros. The combination of two independent companies is a complex, costly and time-consuming process. The integration process may disrupt the business of either or both of the companies and, if implemented ineffectively, preclude realization of the full benefits expected by Atheros and Intellon. If Atheros is not successful in this integration, its financial results could be adversely impacted. Atheros’ management will be required to dedicate significant time and effort to this integration process, which could divert their attention from other business concerns. In addition, the overall integration of the two companies may result in unanticipated problems, expenses, liabilities, competitive responses, loss of customer and other relationships, a loss of key employees, and diversion of management’s attention, and may cause Atheros’ stock price to decline. The difficulties of combining the operations of the two companies include, among others:

•	challenges associated with minimizing the diversion of management attention from ongoing business concerns;

•	addressing differences in the business cultures of Atheros and Intellon;

•	coordinating geographically separate organizations which may be subject to additional complications resulting from being geographically distant from other Atheros operations;

•	coordinating and combining international operations, relationships, and facilities, and eliminating duplicative operations;

•	retaining key employees and maintaining employee morale, particularly in areas where Atheros does not currently have personnel;

•	unanticipated changes in general business or market conditions that might interfere with Atheros’ ability to carry out all of its integration plans;

•	unanticipated issues in integrating information, communications and other systems;

•	preserving important strategic and customer relationships; and

•	unanticipated issues in integrating the information systems of the two companies.

In addition, even if the operations of Atheros and Intellon are integrated successfully, the combined company may not realize the full potential benefits of the transaction, including the synergies, cost savings, benefits of product diversification or sales or growth opportunities that are expected. Such benefits may not be achieved within the anticipated time frame, or at all. As a result, Atheros and Intellon cannot assure you that the combination of Atheros and Intellon will result in the realization of the full benefits anticipated from the Merger.

Atheros may not be successful in expanding into the markets currently served by Intellon and in addressing the potential new opportunities that may arise out of the combination.

Intellon designs and sells ICs for high-speed communications over existing electrical wiring. While Atheros believes Intellon’s business is complementary to its own, Intellon’s products serve different markets than Atheros, and Atheros does not have experience competing in these markets. Further, due to Atheros’ inexperience in the markets, it may have overestimated the benefits of entering into these markets. The success of any expansion into these new markets by the combined company will depend on a number of factors, including:

•	the ability to incorporate each company’s strengths to provide improved solutions to key customers and applications;

•	the ability to assimilate and retain key Intellon personnel who have expertise in conducting Intellon’s business;

•	the ability to preserve and grow Intellon’s existing customer, distributor and strategic relationships;

•	the ability to design and develop innovative products and solutions in these new markets and to continue Intellon’s success in achieving “design wins” with key customers;

•	the ability to provide high quality customer services and support; and

•	the ability to compete effectively against a larger number and broader range of competitors resulting from Atheros’ entry into new markets.

Some of the directors and executive officers of Intellon may have interests and arrangements that could have influenced their decisions to support or approve the Merger.

When considering the recommendation by the Intellon board of directors to vote “FOR” approval and adoption of the Merger Agreement and approval of the Merger, you should be aware that the interests of some of the directors and executive officers of Intellon may be different from those of Intellon stockholders, and directors and officers of Intellon may have participated in arrangements that are different from, or in addition to, those of Intellon stockholders. These interests are described in more detail in the section of this proxy statement/prospectus titled “The Merger — Interests of Intellon Directors and Executive Officers in the Merger” beginning on page 59 of this proxy statement/prospectus.

Intellon may need to obtain consents from third parties under important agreements as a result of the Merger, and if it cannot obtain these consents, Intellon and/or Atheros may not be able to maintain these relationships on favorable terms or at all.

Intellon and Atheros are in the process of determining the need to obtain consents from third parties under some of Intellon’s agreements as a result of the Merger. If they are unable to obtain any of the required consents, Atheros may be forced to renegotiate these agreements or enter into new agreements with various third parties. Agreements that are important to Intellon’s business that potentially require consents include, but are not limited to, agreements that contain significant intellectual property rights, rights under membership agreements with standards organizations, property lease rights, pricing terms, rights to software design tools, consulting arrangements and distribution rights. There can be no assurance that Atheros will be able to negotiate new agreements on terms as favorable to it as those that Intellon had, or at all. If Intellon and Atheros are unable to obtain these consents and Atheros is unable to enter into new agreements with these third parties, the combined company may be prohibited from using such third party’s intellectual property, which could negatively impact the combined company’s revenue and operating results.

The combined company will incur significant transaction and merger-related costs in connection with the Merger.

Intellon and Atheros expect to incur significant costs associated with negotiating and completing the Merger and combining the operations of the two companies. These costs include significant legal, accounting and financial advisory fees, among other costs. The exact magnitude of these costs is not yet known. In addition, there may be unanticipated costs associated with the integration of the two companies. Although Intellon and Atheros expect that the elimination of duplicative costs and other efficiencies may offset incremental transaction and merger-related costs over time, these benefits may not be achieved in the near term, or at all.

The Merger Agreement limits Intellon’s ability to pursue alternatives to the Merger and could negatively impact the stock price of Intellon if the Merger Agreement is terminated in certain circumstances.

The Merger Agreement contains provisions that make it more difficult for Intellon to sell its business to a party other than Atheros. These provisions include the prohibition on Intellon soliciting any acquisition proposal or offer for a competing transaction and the requirement that Intellon pay a termination fee of $8.5 million if the Merger Agreement is terminated in specified circumstances thereafter, including if an alternative transaction is entered into or completed under specified circumstances. See “The Merger Agreement — Covenants,” “The Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — Covenants — Intellon’s Board of Directors Recommendation to Stockholders.”

Atheros required Intellon to agree to these provisions as a condition to Atheros’ willingness to enter into the Merger Agreement. These restrictions could discourage a potential third party from considering or proposing an acquisition of all or a significant part of Intellon, even if that party were prepared to pay consideration with a higher per share market price than the current proposed merger consideration. Furthermore, the termination fee may result in a potential competing acquirer proposing to pay a lower per share price to acquire Intellon than it might otherwise have proposed to pay. In the event the Merger is terminated by Atheros or Intellon, the trading price of Intellon’s stock may decline.

The price of Atheros common stock may be affected by factors different from those affecting the price of Intellon common stock.

Holders of Intellon common stock may receive Atheros common stock in the Merger and may thus become holders of Atheros common stock. Atheros’ business is different than Intellon’s business, and accordingly, the results of operations as well as the price of Atheros common stock will be affected by factors different from those affecting Intellon’s results of operations and the price of Intellon common stock. The price of Atheros common stock may fluctuate significantly following the Merger, including fluctuation due to factors over which Atheros has no control. For a discussion of Atheros’ business and Intellon’s business and certain factors to consider in connection with their respective businesses, including risk factors associated with their respective businesses, see Atheros’ Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, and Intellon’s Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, which are incorporated by reference into this proxy statement/prospectus.

Resales of shares of Atheros common stock following the transaction may cause the market price of shares of Atheros common stock to decline.

As of November 5, 2009, Atheros had approximately 62.8 million shares of common stock outstanding, and approximately 11.7 million shares issuable upon the exercise of outstanding stock options and equity-based awards. The issuance in the Merger of new shares and additional shares that may become issuable from time to time upon the exercise of options could negatively affect the market price for shares of Atheros common stock. Also, stockholders of Intellon common stock who elect to receive Atheros common stock may decide to sell rather than hold the additional shares of Atheros common stock they would receive in the transaction. The sale of those shares also could negatively affect the market price for shares of Atheros common stock.

Failure to complete the Merger could negatively impact the stock price and the future business and financial results of Intellon.

Although Intellon has agreed that its board will, subject to fiduciary exceptions, recommend that stockholders approve the proposal relating to the Merger, there is no assurance that this proposal will be approved, or that Atheros and Intellon will receive the necessary regulatory approvals or satisfy the other conditions to the completion of the Merger. If the Merger is not completed for any reason, Intellon will be subject to risks, including the following:

•	Intellon may be required to pay Atheros a termination fee of $8.5 million if the Merger Agreement is terminated under certain circumstances;

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the current market price of Intellon common stock may reflect a market assumption that the Merger will occur, and a failure to complete the Merger could result in a negative perception by the market of Intellon generally and a resulting decline in the market price of Intellon common stock;

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Intellon has incurred substantial transaction costs relating to the Merger (including significant legal, accounting and financial advisory fees), and these substantial costs are payable by Intellon whether or not the Merger is completed;

•

there may be substantial disruption to the business of Intellon and a distraction of its management and employees from day-to-day operations, because matters related to the Merger (including integration planning) may require substantial commitments of time and resources, which could otherwise have been devoted to other opportunities that could have been beneficial;

•	the diversion of management time required by the Merger could also adversely affect Intellon’s results of operation and lead to the loss of important customers; and

•

Intellon would continue to face the risks that it currently faces as an independent company, as further described in the documents that Intellon has filed with the SEC that are incorporated by reference into this proxy statement/prospectus.

If the Merger is not completed, these risks may materialize and materially adversely affect Intellon’s business, financial results, financial condition and stock price. In addition, Intellon would not realize any of the expected benefits of having completed the Merger.

The shares of Atheros common stock to be received by Intellon stockholders as a result of the Merger will have different rights from the shares of Intellon common stock.

Following completion of the Merger, Intellon stockholders will no longer be stockholders of Intellon, but will instead be stockholders of Atheros. The rights associated with Intellon common stock are different in certain respects from the rights associated with Atheros common stock. See the section of this proxy statement/prospectus titled “Comparison of Stockholder Rights” beginning on page 100 of this proxy statement/prospectus for a discussion of the different rights associated with Atheros common stock.

Stockholders of Intellon who elect to receive shares of Atheros common stock will represent a minority of the stockholders of Atheros after the Merger.

In the Merger, Intellon stockholders will be entitled to elect to receive up to approximately 4.2 million shares of common stock of Atheros representing approximately 6.4% of the outstanding voting stock of Atheros based on the mixed election consideration. As a result, Intellon stockholders who receive shares of Atheros common stock will represent only a minority of stockholders of Atheros and, as a general matter, will have significantly less influence over the management and policies of Atheros than they currently exercise over the management and policies of Intellon.

Uncertainties associated with the acquisition or the combined company may cause delays in customer orders or even loss of customers, which could offset any benefits Atheros may realize from the diversification of its customer base.

In response to the announcement of the Merger, or due to the diversion of management’s attention, current and potential customers or distributors of Intellon and Atheros may delay or defer decisions concerning their purchase or use of some products and services. In particular, prospective customers could be reluctant to purchase the combined company’s products due to uncertainty about the direction of the combined company’s product offerings and its willingness to support and service existing products. Current and prospective customers may also be reluctant to incorporate the technology of Intellon and Atheros into future product designs, which would adversely affect the combined company’s design wins and future revenues. Since Intellon receives a substantial portion of its revenue from a limited number of customers, it may be subject to a greater risk of customer uncertainty and loss of revenue as a result of the Merger, which could adversely affect the combined company’s financial results.

To the extent that the acquisition creates uncertainty among those persons and organizations contemplating purchases such that one large customer, or a significant group of smaller customers, delays, defers or changes purchases in connection with the planned Merger, the results of operations of both companies, individually and on a combined basis, would be adversely affected. Further, customer assurances may be made by Atheros and Intellon to address their respective customers’ uncertainty about the direction of the combined company’s product and related support offerings, which may result in additional obligations of the combined company.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and may not be an indication of the combined company’s financial condition or results of operations following the completion of the Merger.

The unaudited pro forma condensed combined financial statements, or the pro forma financial statements, contained in this proxy statement/prospectus are presented for illustrative purposes only and may not be an indication of the combined company’s financial condition or results of operations following the Merger for several reasons. The pro forma financial statements have been derived from the historical financial statements of Atheros and Intellon and adjustments and assumptions have been made regarding the combined company after giving effect to the transaction. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with accuracy. The assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined company’s financial condition or results of operations following the transaction. Any decline or potential decline in the combined company’s financial condition or results of operations may cause significant variations in the stock price of the combined company. See “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 87 of this proxy statement/prospectus.

The Merger may have a material impact on Atheros’ income tax liability and/or its effective tax rate.

Atheros is subject to income taxes in both the United States and international jurisdictions. Significant judgment is required in determining its worldwide provision for income taxes. The tax impact of integrating Intellon into Atheros’ tax structure has not yet been fully determined, and the combination may have a material adverse impact on the combined company’s income tax liability and/or its effective tax rate.

Because Atheros and Intellon sell products on a purchase order basis and rely on estimated forecasts of customers’ needs, the results of operations following the acquisition will depend in part on the accuracy of the combined company’s forecasts and its ability to accommodate changes in customer orders.

Historically, neither Atheros nor Intellon has obtained firm, long-term purchase commitments from its customers. Even after purchase orders are received, customers may cancel or reschedule these orders or request a decrease in production quantities. Any rescheduling, cancellation or decrease could subject the combined company to a number of risks, most notably that projected sales will not materialize on schedule or at all, leading to unanticipated revenue shortfalls and excess or obsolete inventory which the combined company may be unable to sell to other customers. Both Atheros and Intellon in the past had customers dramatically increase their requested production quantities in excess of their previously stated forecasts and with little or no advance notice. If customer demands are not fulfilled in a timely manner in full, customers may cancel their orders.

Like Atheros, Intellon places orders with the manufacturers of its products according to its estimates of customer demand. Because of the lead time associated with fabrication of Intellon’s semiconductors, forecasts of demand for its products must be made in advance of customer orders. This process will require Atheros to make multiple demand forecast assumptions with respect to both the customers and the end-users of the equipment and devices into which Intellon’s products are incorporated. Atheros’ demand forecast accuracy can be adversely affected by a number of factors outside of its control, including inaccurate forecasting and changes in orders placed by the customers of Intellon’s products, changes in market conditions, adverse changes in product order mix and customer demand for Intellon products.

If Atheros underestimates customer demand or if sufficient manufacturing capacity were unavailable, it would forego revenue opportunities and could lose market share in the markets served by Intellon’s products. In addition, Atheros’ inability to meet customer requirements for Intellon products could lead to delays in product shipments, force customers to identify alternative sources and otherwise adversely affect its ongoing relationships with customers of Intellon products. If Atheros is unable to adequately respond to changes made to purchase orders and production demands of customers of Intellon products following the acquisition, existing Intellon and Atheros customer relationships may be adversely affected and Atheros may not achieve the revenue growth that it expects to result from the acquisition.

Even if Atheros is successful in achieving customer design wins for Intellon products, it may not realize the revenue growth and other benefits it expects to achieve from the acquisition.

The nature of the design process for Intellon products requires that significant expenses be incurred prior to recognizing revenues associated with those expenses, which may harm the financial results of the combined company. Even if a customer designs one of Intellon’s products into its product offering, there can be no assurance that its product will be commercially successful, that Atheros will receive any revenues from that manufacturer or that a successor design will include an Intellon product. As a result, Atheros may be unable to accurately forecast the volume and timing of orders and revenues associated with any new product introductions, which could adversely affect its results of operations. If Atheros is unable to realize the revenue growth it expects to achieve from customer design wins for Intellon products, it may not achieve the operational results it anticipates following the acquisition and its business may be adversely impacted. In addition, the loss of key employees at Intellon could impair the ability of Atheros to achieve future design wins.

Atheros may experience difficulties in transitioning to smaller geometry process technologies or in achieving higher levels of design integration for Intellon’s semiconductor solutions, which may result in reduced manufacturing yields, delays in product deliveries, increased expenses and loss of design wins and sales.

In order to remain competitive and reduce costs, Atheros believes that, over time, it may be necessary to migrate Intellon’s products to smaller geometry process technologies and to integrate additional functionality into a single chip. Any transition or design integration would require it to redesign the applicable product and require the combined company and its foundry partners to use new or modified manufacturing processes for the product. Because of Atheros’ lack of experience with Intellon’s products and technology, it may not be as successful in migrating Intellon’s products to smaller geometry process technologies or in achieving higher levels of design integration as it has been with its own products. Atheros will also depend on its relationships with foundry subcontractors to transition to smaller geometry processes and to achieve higher levels of design integration successfully. If Atheros experiences difficulties in transitioning to smaller geometry process technologies or in achieving higher levels of design integration for Intellon products, it may experience reduced manufacturing yields, delays in product deliveries, increased expenses and loss of design wins and sales, any of which could prevent it from realizing the anticipated benefits from the acquisition.

Atheros expects to rely on third-party technologies for the development of Intellon’s products, and its inability to use these technologies in the future could harm the combined company’s ability to compete in Intellon’s markets.

Intellon relies on third parties for technologies that are used in the manufacturing of its products, such as wafer fabrication and assembly and test technologies used by its contract manufacturers. If Atheros is unable to continue to use or license these technologies on reasonable terms, or if these technologies fail to operate properly following the acquisition, it may not be able to secure alternatives in a timely manner, and its ability to remain competitive in the markets served by Intellon would be harmed. If Atheros is unable to license technology from third parties on commercially reasonable terms in order to continue to develop current products or to develop future products for the markets served by Intellon, Atheros may not be able to develop these products in a timely manner or at all.

The sales cycle for Intellon’s products is long and requires expenditures and the development of new products in advance of sales that may or may not be realized when anticipated, if at all.

Intellon’s customers generally take a considerable amount of time to evaluate its ICs before purchasing. The typical time from early engagement by Intellon’s sales force to actual product introduction runs 6 to 12 months for adapter products to as much as 12 to 30 months for embedded consumer electronics products and products used by service providers and electric utilities. The delays inherent in these lengthy sales cycles increase the risk that a customer will decide to cancel, curtail, reduce or delay its product plans, causing the combined company to lose or delay anticipated sales. Additionally, while Intellon’s sales cycles can be long, its average product life cycles tend to be short because Intellon operates in a rapidly changing technology environment. As a result, the resources devoted to product sales and marketing may not generate material revenue when expected, if at all, and from time-to-time, it may need to write-off excess and obsolete inventory. In addition, Intellon typically is required to incur substantial development costs in advance of a prospective sale with no certainty that Intellon will recover such costs. A substantial amount of time may pass between the selection of its technology for use in a customer’s product and the generation of revenue related to the expenses previously incurred, which can potentially cause operating results to fluctuate significantly from period to period. If Intellon does not generate revenue after it has incurred substantial expenses to develop any of its products, the combined business will suffer.

The average selling prices of Atheros’ and Intellon’s products have declined in the past and may continue to decline following the acquisition, which could reduce the combined company’s revenue and gross margin.

The average selling prices of the respective products of Atheros and Intellon have generally declined over the course of their commercial lives, principally due to the supply of competing products, reduction in demand from customers, pressure from customers to reduce prices and product cycle changes. These trends are expected to continue in the combined company. Declining average selling prices for Intellon products can adversely affect the combined company’s future operating results and prevent the combined company from realizing the anticipated growth from the acquisition. For the combined company to achieve the operating results it expects following the acquisition, it will need to develop and introduce new products and product enhancements for the Intellon business on a timely basis, while controlling costs. If it is unable to offset any reductions in average selling prices by increasing sales volumes and achieving corresponding production cost reductions, or if it fails to develop and introduce new products and enhancements on a timely basis, its revenue and operating results will suffer.

Atheros will continue to face strong competition within the semiconductor industry following the acquisition of Intellon, which could adversely affect the revenue growth and operating results of the combined company.

The semiconductor industry is extremely competitive. Although the acquisition of Intellon may increase Atheros’ customer base and resources, many of Atheros’ and Intellon’s current competitors will continue to have more diverse customer bases and greater financial and other resources than the combined company will have. Its competitors may better anticipate customer and industry demands and respond more quickly and efficiently to those demands, such as with product offerings, financial discounts or other incentives. Atheros cannot assure you that the combined company will be able to compete effectively against these competitors.

The acquisition of Intellon will expose Atheros to a new field of competitors with which Atheros may have limited familiarity. Because Atheros and Intellon provide semiconductor solutions for distinct, although complementary, market segments, the combined company will face significantly more competition than either company faced before the acquisition. Within Atheros’ target markets, it currently competes primarily with Broadcom Corporation, Cambridge Silicon Radio, Intel Corporation, Entropic Communications, Inc., Marvell Technology Group Ltd., MediaTek, Inc., Ralink Technology Corporation and Realtek Semiconductor Corp. Within the powerline market, Intellon currently competes primarily with Arkados Group Inc., Design of Systems on Silicon, Gigle Semiconductor, Maxim Integrated Products, Inc., Panasonic, and Spidcom Technologies S.A. Intellon also faces competition from a large number of companies that offer other wireline and wireless communications ICs based on various technologies, including Broadcom Corporation, CopperGate Communications Ltd., Entropic Communications, Inc., Marvell Technology Group Ltd., Realtek Semiconductor Corp., Texas Instruments Incorporated and others. Intellon expects competition to increase and intensify as more and larger IC manufacturers enter its markets, and as Atheros enters new markets and pursues additional applications for its products, it expects to face competition from an even larger number of competitors. If the combined company cannot compete successfully, its business, operating results and financial condition could be significantly harmed.

The current global recession and the downturn in the semiconductor industry could adversely affect the operating results and stock price of the combined company in a material manner.

The semiconductor industry in which Atheros and Intellon operate is highly cyclical and has, from time to time, experienced significant downturns, often connected with, or in anticipation of, maturing product cycles of both semiconductor companies’ and their customers’ products and declines in general economic conditions. The industry is experiencing a significant downturn during the current global recession. These downturns are frequently characterized by decreases in product demand, excess customer inventories, and accelerated erosion of prices. These factors could cause substantial fluctuations in the revenue and results of operations of the combined company as evidenced by the 29% and 11% sequential decreases in Atheros’ revenue during the fourth quarter of 2008 and the first quarter of 2009, respectively, and the 26% sequential decrease in Intellon’s revenue during the first quarter of 2009. In addition, during these downturns some competitors may become more aggressive in their pricing practices, which would adversely impact the combined company’s gross profits. Any downturns in the semiconductor industry may be severe and prolonged, and any failure of the industry or wired and wireless communications markets to fully recover from downturns could negatively impact the revenue, business, financial condition and results of operations of the combined company. The semiconductor industry also periodically experiences increased demand and production capacity constraints, which may affect the combined company’s ability to ship sufficient products to meet its customers’ purchase requests. Accordingly, the combined company’s operating results may vary significantly as a result of the general conditions in the semiconductor industry, which could cause large fluctuations in the combined company’s stock price.

General worldwide economic conditions significantly deteriorated commencing in the second half of 2008 due to many factors including credit conditions and liquidity concerns resulting from the financial crisis affecting the banking system and financial markets, slower economic activity, decreased consumer confidence, reduced corporate profits and capital spending, and adverse business conditions. Although conditions in the semiconductor market in which Atheros and Intellon participate have recently improved, if general economic conditions do not improve or deteriorate further, it could adversely affect the semiconductor market and be extremely difficult for the combined company, its customers and its vendors to accurately forecast and plan future business activities, and it could cause U.S. and foreign businesses to slow spending on the combined company’s products and services, which would delay and lengthen sales cycles. Furthermore, during challenging economic times, the combined company’s customers may face issues gaining timely access to sufficient credit, which could impair their ability to make timely payments. If that were to occur, the combined company may be required to increase its allowance for doubtful accounts and its accounts receivable days sales outstanding would be negatively impacted. The current economic downturn and any future downturn may reduce the combined company’s revenue or its percentage of revenue growth on a quarter-to-quarter basis and result in the combined company having excess inventory. Atheros and Intellon cannot predict the timing, strength or duration of any economic slowdown or subsequent economic recovery, either worldwide, or in the semiconductor industry or the wired and wireless communications markets. If the economy does not improve from its current condition or if it continues to deteriorate, or if the semiconductor market deteriorates or does not continue to improve, the customers or potential customers of the combined company could reduce or delay their purchases, which would adversely impact the combined company’s revenues and its ability to manage inventory levels, collect customer receivables and, ultimately, the combined company’s profitability. In addition, the combined company may record additional charges related to the restructuring of its business and the impairment of its goodwill and other long-lived assets, and its business, financial condition and results of operations may be materially and adversely affected. Additionally, the combination of Atheros’ lengthy sales cycle coupled with challenging macroeconomic conditions could have a negative impact on the results of the combined company’s operations.

The combined company’s gross margins may fluctuate in future periods, which could have a significant impact on the combined company’s financial results.

The gross margins on Intellon and Atheros products historically have varied significantly, and the combined company’s gross margins may continue to vary from quarter to quarter as a result of changes in product and customer revenue mix and the combined company’s ability to reduce costs as the average selling prices of its products decline. The gross margins on the combined company’s products may also fluctuate as a result of changes in general market conditions and overall customer demand for its products. To the extent that the combined company experiences fluctuating or declining gross margins on Intellon or Atheros products in any particular period following the acquisition, its business, results of operations and financial condition could suffer.

The development of new industry standards by various global and regional industry alliances and standards development organizations may cause Intellon’s products to become uncompetitive or obsolete and force the combined company to incur substantial development costs and time to bring new products to market.

Although most of the transceiver ICs Intellon sells are based upon the HomePlug 1.0 and HomePlug AV specifications adopted by the HomePlug Powerline Alliance, the HomePlug Powerline Alliance could adopt changes to these specifications or adopt new or additional specifications that would require the combined company to make changes to its ICs or to create new ICs in order to comply with the new specifications. In addition, other industry associations formed to promote powerline communications, such as the Universal Powerline Association, or UPA, the HD-PLC Alliance and the Consumer Electronics Powerline Communication Alliance, or CEPCA, have already established their own specifications for powerline communications or the coexistence among powerline communications products, and these specifications conflict with the specifications adopted by the HomePlug Powerline Alliance. Other groups that have more international recognition as independent standards development organizations, or SDOs, such as the Institute of Electrical and Electronics Engineers Communications Society, or IEEE, and the International Telecommunication Union, or ITU, as well as regional SDOs with strong local support, are working on the adoption of powerline and anywire wireline communications standards that may be different from and incompatible with the specifications adopted by the HomePlug Powerline Alliance and used by Intellon’s products. For example, Intellon does not believe that its HomePlug AV ICs would interoperate or coexist with the physical layer components for the currently proposed G.hn standard being developed by the ITU. Atheros is unable to predict whether or when a G.hn standard will be ratified by the ITU or, if it is, the degree to which the final specification, or subsequent changes to the specification, may require the combined company to make changes to Intellon’s existing ICs or in progress IC designs in order to have those ICs or IC designs qualify as G.hn compliant. The adoption or expected adoption of new or different powerline or anywire communications standards, including by the HomePlug Powerline Alliance, more established global SDOs such as the IEEE or the ITU, or regional SDOs with strong local support, could make the combined company’s products incompatible with the new standard or otherwise uncompetitive or obsolete and cause the combined company to incur substantial development costs to adapt to new or alternative industry standards, particularly if the new or alternative standards were to receive, or be perceived as likely to receive, greater penetration in the marketplace than the HomePlug-based specifications used by Intellon for its ICs. Moreover, the adoption or expected adoption of such standards, or the support of such standards by industry alliances such as the HomeGrid Forum, could have a negative effect on the sale of existing products even before products based on the new standard become available. The time and expense required for the combined company to develop new products or change its existing products to comply with new industry standards would be substantial, and there is no assurance that the combined company would be successful in doing so. If the combined company were not successful in complying with the industry standards required by its customers, the combined company could lose market share, causing its business to suffer.

The reliance of Atheros and Intellon on a limited number of overlapping third-party subcontractors for the manufacture, assembly, packaging and testing of their products makes the combined company susceptible to significant operational risks.

Like Atheros, Intellon does not manufacture, assemble, package or test its products, and must rely on third-party subcontractors to perform these services. Because of its reliance on a limited number of third-party subcontractors for these services, Intellon faces many of the same risks as Atheros does in this regard, and Atheros expects these risks to continue to be present in the combined company. These risks include, among others:

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if these subcontractors do not provide high-quality products, services and production and test capacity for Intellon products in a timely manner, or if one or more of these subcontractors terminates its relationship with Atheros, the combined company may be unable to obtain satisfactory replacements to fulfill customer orders for Intellon products on a timely basis, its relationships with customers of Intellon products could suffer, and its growth following the acquisition could be limited;

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Atheros does not expect to have long-term supply contracts with any third-party subcontractors for Intellon’s products and it cannot be assured that adequate capacity will be available, or will be available on commercially acceptable terms, to meet future demand for Intellon products;

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Atheros would face significant challenges associated with moving its semiconductor production from the existing manufacturers of Intellon’s products to another manufacturer with whom it does not have a pre-existing relationship, and it may not be able to make any such arrangement in a timely fashion or at all;

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third-party contractors for Atheros’ and Intellon’s products are concentrated primarily in Asia, an area subject to earthquakes and other disruptions which could cause significant delays in the production or shipment of its products; and

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Atheros, Intellon and their wafer foundries have experienced, and are likely to continue to experience manufacturing defects and reduced manufacturing yields related to errors or problems in their wafer foundries’ manufacturing processes or the interrelationship of their processes with Atheros’ or Intellon’s designs, which may affect the quality or reliability of the combined company’s products.

Any of these problems, to the extent that they prevent Atheros from satisfying customer orders for Intellon products or create delays, may adversely impact Atheros’ relationships with customers for Intellon’s products and limit its revenue growth following the acquisition.

Failure to protect Intellon’s intellectual property rights adequately could impair Atheros’ ability to compete effectively or to defend itself from litigation, which could harm its business, financial condition and results of operations.

Like Atheros, Intellon relies primarily on patent, copyright, trademark and trade secret laws, as well as confidentiality and nondisclosure agreements and other methods, to protect its proprietary technologies and know-how. Even if Intellon’s granted patents are enforced, and even if Intellon’s pending patent applications are granted or enforced, the rights granted may not be supported by a court of law or provide it with any commercial advantage. For example, these patents could be opposed, contested, circumvented or designed around by Intellon’s competitors or be declared invalid or unenforceable in judicial or administrative proceedings. The failure of Intellon’s patents to adequately protect its technology might make it easier for its competitors to offer similar products or technologies. Intellon’s foreign patent protection is generally not as comprehensive as Intellon’s United States patent protection and may not protect its intellectual property in some countries where its products are sold or may be sold in the future. Many United States-based companies have encountered substantial intellectual property infringement in foreign countries, including countries where Intellon sells products. Even if foreign patents are granted, effective enforcement in foreign countries may not be available. As a result, Intellon’s intellectual property rights and patent portfolio may have less value than anticipated by Atheros.

Risk Factors Relating to Atheros and Intellon

Atheros and Intellon are, and will continue to be, subject to the risks described in (i) Part I, Item 1A in Atheros’ annual report on Form 10–K for the year ended December 31, 2008, (ii) Part I, Item 1A in Intellon’s annual report on Form 10–K for the year ended December 31, 2008, (iii) Part II, Item 1A of Atheros’ quarterly report on Form 10–Q for the quarter ended September 30, 2009, and (iv) Part II, Item 1A of Intellon’s quarterly report on Form 10–Q for the quarter ended September 30, 2009, in each case as filed with the SEC and incorporated by reference into this proxy statement/prospectus. See “Additional Information for Stockholders — Where You Can Find More Information” on page 116 of this proxy statement/prospectus for more information about the documents incorporated by reference into this proxy statement/prospectus.

THE MERGER

General

The Intellon board of directors is using this document to solicit proxies from the holders of Intellon common stock for use at the Intellon special meeting, where holders of Intellon common stock will be asked to vote upon approval and adoption of the Merger Agreement and approval of the Merger. In addition, Atheros is sending this document to Intellon stockholders as a prospectus in connection with the issuance of shares of Atheros common stock in exchange for Intellon common stock in the Merger.

The Companies

Atheros. Atheros Communications, Inc. was incorporated in Delaware in 1998 as T-Span Systems Corporation. In May 2000, the company changed its name to Atheros Communications, Inc.

Atheros Communications, Inc. is a global leader in innovative technologies for wireless and wired communications products that are used by a broad base of customers, including manufacturers of personal computers networking equipment and consumer electronics devices. Atheros combines its wireless and wired systems and software expertise with its high-performance radio frequency, or RF, mixed signal and digital semiconductor design skills to provide highly integrated chipsets that are manufactured on low-cost, standard complementary metal-oxide semiconductor processes. Its product portfolio includes solutions for Wireless Local Area Network, or WLAN, Mobile WLAN, Ethernet, Bluetooth, and Global Positioning System, or GPS.

Merger Sub 1 and Merger Sub 2. Iceman Acquisition One Corporation, a Delaware corporation and a wholly-owned subsidiary of Atheros, which we refer to as “Merger Sub 1,” and Iceman Acquisition Two LLC, a Delaware limited liability company and a wholly-owned subsidiary of Atheros, which we refer to as “Merger Sub 2,” were incorporated and formed respectively in Delaware on September 3, 2009 solely for the purpose of effecting the Merger with Intellon. Neither Merger Sub 1 nor Merger Sub 2 has carried on any activities other than in connection with the Merger Agreement. Each of Merger Sub 1’s and Merger Sub 2’s principal place of business is at 5480 Great America Parkway, Santa Clara, California 95054 and their telephone number is (408) 773-5200.

Intellon. Intellon is a leading fabless semiconductor company that designs and sells ICs for high-speed communications over existing electrical wiring. Intellon’s ICs enable home connectivity, which is the sharing and moving of content among personal computers and other consumer electronics products in the home. Intellon also sells its ICs for use in powerline communications applications in electric utility and other commercial markets. In the utility market, Intellon’s ICs enable various smart grid applications, which help utilities monitor and manage in-home electricity consumption during peak periods. In the commercial market, Intellon’s ICs enable the distribution of broadband services over existing electrical wiring and coaxial cable to individual units within apartment buildings and other multiple dwelling units.

Background of the Merger

From time to time prior to the date of the Merger Agreement, the Intellon board of directors and members of the Intellon management team considered various strategic opportunities intended to further the development of Intellon’s business, including informally engaging in preliminary discussions and executing non-disclosure agreements with other companies regarding potential business transactions or combinations, as well as various other strategic alternatives.

The management and board of directors of Atheros also periodically review and analyze potential strategic opportunities available to Atheros to enhance stockholder value and facilitate the continued growth of its business and development of its products and services.

On December 18, 2008, Charles Harris, the chief executive officer and chairman of the board of Intellon, and Brian McGee, senior vice president and chief financial officer of Intellon, met with Jack Lazar, chief financial officer, vice president of corporate development and secretary of Atheros, Colin Born, senior director of business development of Atheros, and Reynette Au, vice president of marketing and alliances of Atheros, at Atheros’ offices in Santa Clara, California to discuss Atheros’ future strategic plans.

At an Intellon board of directors meeting held on February 5, 2009, representatives of an investment bank presented a report to the Intellon board of directors regarding strategic alternatives available to Intellon. The Intellon board of directors discussed strategic transaction opportunities and risks and formed an ad hoc strategy committee, or the Intellon strategy committee, consisting of Walter D. Amaral, Richard Goldstein and Gary Rubinoff, to evaluate strategic alternatives available to Intellon and associated risks, subject to the authority of Intellon’s full board of directors to approve a definitive agreement with respect to any strategic transaction.

At an Intellon strategy committee meeting held on February 26, 2009, the Intellon strategy committee discussed Intellon’s strategic alternatives and risks.

At an Intellon board of directors meeting held on March 31, 2009, Mr. Goldstein, chairman of the Intellon strategy committee, summarized the recent discussions of the Intellon strategy committee.

At an Intellon strategy committee meeting held on April 15, 2009, the Intellon strategy committee continued discussion of Intellon’s strategic alternatives.

On May 6, 2009, Mr. Lazar telephoned Mr. Harris to discuss the status of Intellon’s business. During the call, Mr. Lazar indicated that Atheros had an interest in having a limited due diligence meeting with Intellon to determine whether Atheros might have an interest in exploring a business or strategic relationship. Mr. Harris agreed to hold an initial meeting for that purpose.

On May 20, 2009, Atheros and Intellon executed a non-disclosure agreement with respect to the sharing of information for purposes of evaluating a possible business or strategic relationship between the two companies.

On May 22, 2009, Mr. Lazar and William McFarland, Atheros’ chief technology officer, met with Mr. Harris, Rick Furtney, president and chief operating officer of Intellon, William Earnshaw, senior vice president of engineering of Intellon, and Larry Yonge, vice president of research and development of Intellon, at Intellon’s offices in Orlando, Florida for a technology and business presentation. Mr. Born attended via teleconference.

On May 29, 2009, Messrs. Lazar and Born met via teleconference with Messrs. Harris, Furtney, McGee and Earnshaw to discuss additional due diligence regarding a possible business or strategic relationship between the two companies.

On June 9, 2009, Dr. Craig Barratt, president and chief executive officer of Atheros, and Mr. Lazar spoke with Messrs. Harris and McGee via teleconference and expressed interest in a potential business combination transaction with Intellon. On this conference call, they made a proposal to acquire Intellon in a combined stock and cash transaction, at a per share price representing a premium to Intellon’s then current common stock price.

On June 10, 2009, Messrs. Lazar and McGee spoke via teleconference to discuss Atheros’ business.

On June 12, 2009, at a meeting of the Intellon strategy committee, at which the members of the Intellon strategy committee as well as Mr. Scott B. Ungerer and Mr. James E. Vander Mey, directors of Intellon, were present, Mr. Harris reported to the Intellon strategy committee regarding the expression of interest from Atheros, and Mr. Harris updated the Intellon strategy committee regarding the status of Intellon’s discussions with another company in connection with a possible strategic relationship. Deutsche Bank discussed, among other things, the merger and acquisition environment, Intellon’s strategic positioning and valuation, a list of potential strategic partners and considerations related to a potential transaction with Atheros.

On June 15, 2009, Messrs. Lazar and Born spoke with Messrs. Harris and McGee via teleconference regarding the Atheros proposal, and indicated that Atheros expected Intellon to provide a counter-proposal if the initial proposal from Atheros was not satisfactory.

On June 18, 2009, Mr. Harris spoke with Dr. Barratt via teleconference during which time the parties discussed the anticipated timing of Intellon’s evaluation of Atheros’ expression of interest and the potential business combination transaction.

At a meeting of the Intellon board of directors held on June 19, 2009, Proskauer Rose LLP, or Proskauer, counsel to Intellon, made a presentation to the Intellon board of directors regarding the board’s fiduciary duties and the appropriate process for evaluating potential strategic transactions. The Intellon board of directors, after considering alternative financial advisors, authorized Intellon management to engage Deutsche Bank to act as Intellon’s financial advisor to advise Intellon in its review of available strategic alternatives.

On June 20, 2009, Dr. Barratt and Mr. Harris agreed that their respective financial advisors, Credit Suisse Securities (USA) LLC, or Credit Suisse, and Deutsche Bank should engage in discussions regarding a potential transaction.

On June 23, 2009, representatives of Credit Suisse and Deutsche Bank met to discuss valuation and the merits of a potential combination.

On June 25, 2009, representatives of Credit Suisse and Deutsche Bank held a telephonic meeting to continue their discussion of a potential transaction.

At a regularly scheduled Intellon board of directors meeting held on June 25, 2009, Messrs. Harris and McGee and representatives of Deutsche Bank and Proskauer discussed with the Intellon board of directors considerations related to timing and value of a possible strategic transaction. The Intellon board of directors then discussed the opportunities and risks of engaging in a possible transaction, including ways to maximize the value achieved by Intellon in conjunction with any of the strategic alternatives discussed.

At an Intellon board of directors meeting held on June 30, 2009, the Intellon board of directors discussed the risks, benefits, value and timing of various strategic alternatives and discussed potential strategic partners. Representatives of Deutsche Bank presented Deutsche Bank’s preliminary valuation analysis of Intellon on a stand-alone basis and as a combined entity in the event Intellon pursued a strategic transaction. At this meeting, the Intellon board of directors determined that, although the Intellon board of directors had previously authorized the execution of an engagement letter with Deutsche Bank, Intellon management should defer such execution and defer negotiations regarding a potential business combination pending receipt by the Intellon board of directors of additional information from management regarding Intellon’s key strategic challenges and opportunities and further analysis regarding Intellon’s valuation both on a stand-alone basis and in connection with a potential strategic transaction. The Intellon board of directors further determined that it should explore engagement of independent counsel to represent the Intellon board of directors.

On July 1, 2009, Messrs. Lazar and McGee further discussed a potential transaction and later that day, Dr. Barratt and Mr. Harris discussed a potential transaction. Dr. Barratt and Mr. Harris agreed that, if acceptable to the Intellon board of directors, Dr. Barratt would present Atheros’ acquisition proposal at the next meeting of the Intellon board of directors, which was scheduled to occur on July 23, 2009.

At meetings of the Intellon strategy committee held on July 7 and July 16, 2009, and at an Intellon board of directors meeting held on July 17, 2009, Messrs. Harris, McGee and Furtney summarized Intellon’s strategic challenges and opportunities and presented analyses of Intellon’s valuation as a stand-alone entity. In addition, representatives of Deutsche Bank presented summaries of the illustrative value to Intellon stockholders on a stand-alone basis and as a combined entity in the event Intellon consummated a strategic transaction. At the board meeting held on July 17, 2009, the Intellon board of directors also approved the engagement of Dechert LLP, or Dechert, as legal counsel to the Intellon board of directors in connection with the evaluation of a potential strategic transaction.

At a regularly scheduled board meeting held on July 20, 2009, the Atheros board of directors discussed the potential transaction and the discussions between the two companies.

At a regularly scheduled Intellon board of directors meeting held on July 23, 2009, the Intellon board of directors discussed the acquisition proposal received from Atheros. Mr. Harris updated the Intellon board of directors regarding the status of Intellon’s discussions with another company in connection with a potential strategic transaction. Dr. Barratt joined the meeting and presented an overview of Atheros as well as his assessment of the potential benefits of a strategic transaction between Atheros and Intellon. At the meeting, the Intellon board of directors approved that management defer negotiations with Atheros until Intellon’s second quarter earnings release; and, if, following the earnings release, Atheros and Intellon remained engaged in ongoing discussions, that management execute an engagement letter with Deutsche Bank and Deutsche Bank commence contacting other potential strategic partners.

At an Intellon board of directors meeting held on July 31, 2009 subsequent to Intellon’s earnings release, representatives of Deutsche Bank summarized Deutsche Bank’s analysis of considerations related to a potential strategic transaction with Atheros. The Intellon board of directors authorized management to continue negotiations with Atheros in accordance with financial and other parameters specified by the Intellon board of directors.

On July 31, 2009, Messrs. Lazar and McGee spoke via teleconference to discuss the potential transaction.

On August 1, 2009, Mr. Harris provided a counter-proposal to Dr. Barratt for Atheros to acquire Intellon in a cash and stock transaction representing a premium to the then-current Intellon stock price.

On August 1, 2009, Mr. Lazar communicated to Mr. McGee via email that Atheros would not be willing to meet Intellon’s expectations regarding either the valuation or mix of stock and cash consideration.

On August 3, 2009, representatives of Credit Suisse and Deutsche Bank discussed the transaction via teleconference and determined (based on guidance from their respective clients) that the valuation and consideration differences remained too large to facilitate a potential transaction.

On August 4, 2009, Dr. Barratt, in a telephone conversation, made a revised proposal to Mr. Harris for Atheros to acquire Intellon at an increased price to Atheros’ original proposal representing a premium to the then current Intellon stock price but a discount from the counter-proposal made by Mr. Harris on August 1, 2009. Representatives of Credit Suisse reiterated this counter-proposal to representatives of Deutsche Bank in a subsequent telephone conversation on the same date.

On August 5, 2009, Mr. Harris, in a telephone conversation, proposed to Dr. Barratt that they meet in person to discuss, and to determine, subject to receipt of approvals from the boards of directors of both companies, whether there was a way forward toward a potential transaction.

On August 5, 2009, with guidance from Intellon management, Deutsche Bank provided to Messrs. Harris and McGee to review with the Intellon board of directors a list of potential strategic partners, including companies previously discussed with the Intellon board of directors in addition to Atheros, who may be interested in pursuing a potential strategic transaction or business combination with Intellon and who were most likely to have an interest in acquiring Intellon based on having similar or complementary businesses to Intellon and Atheros, as well as those who had expressed an interest in discussing a strategic partnership with Intellon in the past.

On August 6, 2009, Dr. Barratt and Mr. Lazar had a telephonic meeting with certain members of the Atheros board of directors to discuss the status of the negotiations.

On August 6, 2009, Dr. Barratt and Messrs. Lazar, Harris and McGee met at Atheros’ offices in Santa Clara, California, to discuss preliminary transaction terms. At this meeting, Dr. Barratt initially offered a revised cash and stock proposal for the acquisition of Intellon.

At an Intellon board of directors meeting held on August 6, 2009, Mr. Harris updated the Intellon board of directors regarding management’s meetings and negotiations with Atheros in connection with a potential strategic transaction. The Intellon board of directors authorized management to continue negotiations with Atheros, approved the list of other potential strategic partners and instructed Deutsche Bank to begin contacting those other potential strategic partners.

At the direction of the Intellon board of directors, representatives of Deutsche Bank contacted eight potential acquirers, in addition to Atheros, to discuss their interest in pursuing a potential strategic transaction or business combination with Intellon.

On August 7, 2009, Mr. Furtney briefed the chief executive officer of another company on the potential sale of Intellon. However, Mr. Furtney was notified that such company was not interested in pursuing a transaction at such time.

On August 7, 2009, Dr. Barratt and Mr. Harris met near Atheros’ offices in Santa Clara, California, and Dr. Barratt made a revised proposal to Mr. Harris for Atheros to acquire Intellon at a price of $7.30 per share with the consideration mix including up to 55% stock. Mr. Harris agreed to present this offer to the Intellon board of directors.

At an Intellon board of directors meeting held on August 9, 2009, Mr. Harris updated the Intellon board of directors on the status of discussions with Atheros regarding a potential strategic transaction. Deutsche Bank then provided an update to the Intellon board of directors regarding the status of contacts with potential acquirers.

On August 10, 2009, Messrs. Lazar, McGee and Goldstein spoke via teleconference to discuss the potential transaction.

At an Intellon board of directors meeting held on August 10, 2009, Deutsche Bank again updated the Intellon board of directors regarding the status of the interest expressed from each of the companies Deutsche Bank had contacted regarding a possible transaction with Intellon. Deutsche Bank explained that, while three companies had not formally passed on a possible transaction with Intellon, only one of such companies, or Company A, likely remained as a viable potential rival bidder to Atheros. Deutsche Bank then gave a presentation to the Intellon board of directors in which it discussed, among other things, the results to date of the market check being conducted by Deutsche Bank regarding the potential sale of Intellon.

At this meeting, pursuant to a unanimous authorization of the Intellon board of directors, Mr. Harris and management were authorized to pursue further communications and negotiations with Atheros to attempt to reach an agreement on a transaction that would include a combination of Atheros’ common stock and cash.

On August 10, 2009, Dr. Barratt and Mr. Harris, in a telephone conversation, reached a non-binding agreement in principle to move forward with a transaction at $7.30 per share with the consideration mix including up to 55% stock, subject to satisfactory completion of additional mutual due diligence, negotiation of a definitive agreement and receipt of approvals from the boards of directors of both companies. During the call, Dr. Barratt advised Mr. Harris that Atheros would expect Intellon to enter into an exclusivity agreement with Atheros for a limited period during the pendency of the due diligence and agreement negotiations.

On August 11, 2009, Dr. Barratt and Mr. Lazar had a telephonic meeting with certain members of the Atheros board of directors to update them on the negotiations and of Intellon’s acceptance, subject to the conditions described above, of Atheros’ offer of $7.30 per share with a consideration mix including up to 55% in stock.

On August 11, 2009, Intellon entered into an engagement agreement with Deutsche Bank.

At a board meeting held on August 16, 2009, representatives of Deutsche Bank further updated the Intellon board of directors regarding the status of its contacts with potential acquirers and discussed possible reasons why indications of interest had not yet been provided by certain parties. The Deutsche Bank representatives explained that two of the three companies that remained potential acquirers as of the date of the last board meeting had decided not to proceed with an offer to purchase Intellon. Deutsche Bank also expressed its belief that the third entity, Company A, would not make an offer either. At the board meeting, Mr. Harris provided the Intellon board of directors an update regarding the status of the discussions and negotiations with Atheros.

On August 16, 2009, in light of Atheros’ requirement that there be exclusivity before it completed its due diligence and finalized negotiations, the Intellon board of directors unanimously approved and adopted an exclusivity agreement with Atheros, provided that Company A did not express interest in pursuing a transaction.

On August 17, 2009, Deutsche Bank informed Intellon that Company A was not interested in pursuing a transaction with Intellon.

On August 17, 2009, Atheros and Intellon signed an exclusivity agreement with an exclusivity period that would terminate on September 13, 2009.

Between August 18 and August 20, 2009, senior representatives of Atheros and Intellon conducted mutual due diligence meetings at Intellon’s offices in Orlando and Ocala, Florida.

On August 22, 2009, Atheros’ legal advisors, Pillsbury Winthrop Shaw Pittman LLP, or Pillsbury, distributed initial drafts of the Merger Agreement and related transaction documents to Intellon and Dechert.

On August 25, 2009, the Atheros board of directors discussed the status of the proposed transaction. Atheros management updated the Atheros board of directors on the currently proposed terms and the status of discussions with Intellon. The Atheros board of directors also discussed the strategic rationale for the potential transaction and its potential financial and operational impact on the combined business. Following this discussion, the Atheros board of directors directed management to continue discussions with Intellon.

On August 26 and August 27, 2009, senior representatives of Atheros and Intellon conducted mutual due diligence meetings at Atheros’ offices in Santa Clara, California. Representatives of Deutsche Bank and Credit Suisse were also present.

On August 29, 2009, Intellon, Proskauer and Dechert provided initial comments on the draft Merger Agreement.

Between August 29, 2009 and September 8, 2009, Atheros, Intellon and their respective legal and financial advisors held multiple teleconferences to perform additional respective due diligence reviews.

On September 1, 2009, Atheros, Intellon and their respective legal and financial advisors held a teleconference to discuss and negotiate terms of the prospective transaction.

On September 1, 2009, Pillsbury provided an initial draft of the support agreement and a revised draft of the Merger Agreement to Intellon and its legal advisors. A copy of the support agreement is attached as Annex A-1 to this proxy statement/prospectus. Pillsbury indicated that Atheros expected all directors and executive officers and certain stockholders of Intellon to execute the support agreement, pursuant to which such persons were expected to agree to vote in favor of the adoption and approval of the Merger Agreement and the Merger. Discussions regarding the terms of the support agreement continued between the various parties until the agreement was finalized.

On September 3 and September 4, 2009, members of the Atheros and Intellon management teams and their respective legal and financial advisors held various teleconferences to continue negotiating the terms of the Merger Agreement.

At a special meeting of the Intellon board of directors held on September 4, 2009, Intellon management, Dechert and Deutsche Bank provided updates on Intellon’s discussions with Atheros. Representatives of Dechert made a presentation to the Intellon board of directors regarding the board’s fiduciary duties under Delaware law in the context of a possible business combination and provided a summary of the open issues in the Merger Agreement and support agreement. Deutsche Bank made a presentation to the Intellon board of directors regarding an overview of the financial analysis of the merger consideration to be paid in the proposed transaction with Atheros.

On September 5, 2009, Pillsbury provided a revised draft of the Merger Agreement to Intellon and Dechert.

On September 5, 2009, the Atheros board of directors held a telephonic meeting to discuss the Intellon transaction and management presented the details of the proposed transaction. Representatives of Credit Suisse and Pillsbury participated in the discussion and Pillsbury gave a presentation to the board of directors regarding the Atheros board of director’s fiduciary duties under Delaware law in connection with the Intellon transaction. Credit Suisse made a presentation to the Atheros board of directors regarding an overview of the financial considerations of the proposed transaction with Intellon. The Atheros board of directors delegated authority for final approval of the transaction to its strategic transactions committee that was created for that purpose.

Following the Atheros board of directors meeting, Atheros, Intellon and their respective legal and financial advisors held a teleconference to continue negotiating the open issues related to the Merger Agreement.

On September 6, 2009, Atheros, Intellon and their respective legal advisors and financial advisors held a teleconference to negotiate the terms of the Merger Agreement.

On September 7, 2009, the strategic transaction committee of the Atheros board of directors met telephonically with members of the Atheros management team to discuss the proposed Intellon transaction. Atheros’ financial and legal advisors participated in the discussion. The strategic transactions committee authorized Atheros management to execute the Merger Agreement.

At a special meeting of the Intellon board of directors held on September 7, 2009, the Intellon board of directors discussed the proposed transaction. Dechert again reviewed with the Intellon board of directors its fiduciary duties, and then Dechert and Deutsche Bank described to the board the key terms of the Merger Agreement and the proposed support agreement, and addressed various other issues and related matters. Following such presentations, the Intellon board of directors determined to accept Atheros’ offer. During the meeting, representatives of Deutsche Bank rendered its oral opinion, subsequently confirmed in writing on September 8, 2009, to the Intellon board of directors that, as of such date, and based on and subject to the matters stated in its opinion, the merger consideration to be received by Intellon’s stockholders (other than Atheros and its affiliates) pursuant to the Merger Agreement was fair, from a financial point of view, to such stockholders. The full text of the written opinion of Deutsche Bank, dated September 8, 2009, is attached as Annex B to this proxy statement/prospectus.

After discussion, the Intellon board of directors unanimously approved the proposed transaction with Atheros at the September 7, 2009 special meeting.

On September 7 and September 8, 2009, Atheros, Intellon and their respective legal advisors and financial advisors held various teleconferences to negotiate and finalize the Merger Agreement. Pillsbury provided a revised draft of the Merger Agreement to Intellon and Dechert.

On September 8, 2009, Atheros and Intellon each executed and delivered the final Merger Agreement. Concurrently, Intellon, Atheros and each of the directors and executive officers of Intellon, as well as certain stockholders of Intellon, entered into support agreements. On September 8, 2009, prior to the opening of trading on the NASDAQ Stock Market, the parties issued a joint press release announcing the execution of the Merger Agreement.

Intellon’s Reasons for the Merger; Recommendation of Intellon’s Board of Directors

The Intellon board of directors carefully evaluated the Merger Agreement and the transactions contemplated thereby. The Intellon board of directors determined that the Merger Agreement and the transactions contemplated thereby, including the proposed Merger, are advisable and fair to, and in the best interests of Intellon and its stockholders. At a meeting held on September 7, 2009, the Intellon board of directors resolved to approve the Merger Agreement and the transactions contemplated thereby, including the proposed Merger, and to recommend to the stockholders of Intellon that they vote for the approval and adoption of the Merger Agreement and approval of the Merger.

In reaching its decision to approve the Merger Agreement and resolving to recommend that holders of shares of Intellon common stock approve and adopt the Merger Agreement and approve the Merger, the Intellon board of directors consulted with senior management, its legal counsel and its financial advisor and considered a number of material factors, including the following:

•

The implied value of the merger consideration as of September 7, 2009 of $7.30 for each share of Intellon common stock represented a 46% premium over the closing price of $5.00 on September 4, 2009, the last trading day before Atheros and Intellon announced the signing of the Merger Agreement and the transactions contemplated thereby, and also represented a 50% and 69% premium to Intellon’s average closing price for the 30-trading day and 60-trading day periods, respectively, prior to September 4, 2009.

•

Other strategic alternatives reasonably available to Intellon, including the benefits and risks of continuing to operate on a stand-alone basis or seeking to grow through acquisitions, and the benefits and risks associated with such alternatives as compared to the Merger. In assessing the potential value of remaining independent, the Intellon board of directors considered and discussed, among other things, the financial condition, results of operations, management expertise, competitive position, business and prospects of Intellon as well as current economic, industry and market conditions. In considering the risks of remaining independent, the Intellon board of directors considered and discussed the limited number of potential strategic acquirers for Intellon and the risk of competing against such companies if they acquired competitors of Intellon, including the greater financial resources of such potential acquirers compared to Intellon, their ability to fund research and development, and their ability to achieve comparative cost and pricing advantages.

•

The opinion of Deutsche Bank to the Intellon board of directors delivered orally to the Intellon board of directors on September 7, 2009, and confirmed in writing as of September 8, 2009, to the effect that, as of its date and based upon and subject to the factors and assumptions set forth in the written opinion, from a financial point of view, the merger consideration to be offered to and received by Intellon stockholders pursuant to the Merger Agreement was fair to such stockholders. The full text of Deutsche Bank’s opinion which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with its opinion, is attached as Annex B to this proxy statement/prospectus and is incorporated by reference herein. Holders of shares of Intellon common stock are encouraged to read the Deutsche Bank opinion in its entirety.

•

The experience, reputation and financial condition and prospects of Atheros and the benefits to the combined company that could result from the Merger and the fact that, since a portion of the merger consideration will be paid in Atheros common stock, Intellon stockholders would have the opportunity to participate in any future earnings or growth of the combined company and future appreciation in the value of Atheros common stock following the Merger should they determine to retain the Atheros common stock payable in the Merger.

•

The fact that a large portion of the merger consideration will be paid in cash, giving Intellon stockholders an opportunity to immediately realize value for a significant portion of their investment and providing certainty of value.

•	The ability of the Intellon board of directors to respond to an unsolicited “superior proposal,” as defined in the Merger Agreement, in the exercise of its fiduciary duties.

•	The arm’s-length negotiations resulting in the Merger Agreement.

•	The lack of any financing contingency in the Merger Agreement, as well as the certainty of Atheros’ ability to pay the cash consideration without the need for financing.

•

The execution of the support agreements, through which each of the members of the Intellon board of directors and certain of its executive officers, as well as certain stockholders of Intellon, agreed to vote in favor of the adoption and approval of the Merger Agreement and the Merger.

•	The fact that the receipt of shares of Atheros common stock by the holders of the shares of Intellon common stock will not be taxable.

•	The fact that the Merger Agreement is not subject to approval by Atheros stockholders.

•	The ability of Intellon to specifically enforce the terms of the Merger Agreement.

•

The belief of the Intellon board of directors, in consultation with its legal and financial advisors, that it was unlikely that any strategic purchaser would make a higher offer for Intellon. The Intellon board of directors noted that, in the event that any third party were to seek to make such a proposal, Intellon retained the ability to consider unsolicited proposals after the execution of the Merger Agreement and to enter into an agreement with respect to an acquisition proposal under certain circumstances subject to paying a termination fee to Atheros.

•	The likelihood and anticipated time of completion of the Merger.

•	The availability of appraisal rights to Intellon stockholders.

In the course of its deliberations, the Intellon board of directors also considered a variety of potential material risks and other countervailing factors, including:

•	Subject to certain exceptions, the Merger Agreement precludes Intellon from actively soliciting alternative proposals.

•

The restrictions imposed by the Merger Agreement on the ability of Intellon to operate its business until the consummation of the Merger, which may delay or prevent pursuit of business opportunities that may arise or otherwise preclude advisable actions.

•

Intellon is obligated to pay Atheros a termination fee of $8.5 million if the Merger Agreement is terminated under certain circumstances, which, in addition to being costly, could potentially discourage other potential acquirers from making an alternative acquisition proposal.

•	Intellon’s operations and staffing may be disrupted as preparations are made for the consummation of the Merger.

•

The fact that some of Intellon’s directors and executive officers may have interests in the Merger that are different from, or in addition to, those of holders of the shares of Intellon common stock generally, including as a result of employment and compensation arrangements with Intellon and the manner in which they would be affected by the Merger.

•	The risks and costs to Intellon if the Merger is not consummated, including employee attrition and potential adverse financial consequences to Intellon.

•	The fact that Intellon will cease to exist as an independent, publicly traded company.

•

The risk that the potential benefits and synergies sought in the Merger will not be realized or will not be realized within the expected time period, and the risks associated with the integration by Atheros of Intellon.

•

The fact that because the stock portion of the merger consideration is a fixed exchange ratio of shares of Atheros common stock to Intellon common stock, Intellon stockholders could be adversely affected by a decrease in the trading price of Atheros common stock during the pendency of the Merger, and the fact that the Merger Agreement does not provide Intellon with a price-based termination right or other similar protection. The Intellon board of directors determined that this structure was appropriate and the risk acceptable in view of factors such as:

•	The review of the Intellon board of directors of the relative intrinsic values and financial performance of Atheros and Intellon; and

•

The fact that a substantial portion of the merger consideration will be paid in a fixed cash amount which reduces the impact of a decline in the trading price of Atheros common stock on the value of the merger consideration.

•

The fact that because only a limited portion of the merger consideration will be in the form of Atheros common stock, Intellon’s stockholders will have a smaller ongoing equity participation in the combined company (and, as a result, a smaller opportunity to participate in any future earnings or growth of the combined company and future appreciation in the value of Atheros common stock following the Merger) than they have in Intellon. The Board considered, however, that Intellon stockholders would be able to reinvest the net after-tax cash received as consideration in the Merger in Atheros common stock.

•	The fact that any gains arising from the receipt of the cash portion of the merger consideration would be taxable to Intellon’s stockholders for United States federal income tax purposes.

•	The risk of not obtaining regulatory clearance under the HSR Act.

•

The possibility that, when shares of Atheros common stock issued in the acquisition become eligible for resale, the sale of those shares in the public market could cause Atheros’ stock price to decline.

•	The risks described in the section entitled “Risk Factors” beginning on page 22 of this proxy statement/prospectus.

Following careful consideration of the various factors described above, the proposed terms of the Merger Agreement and related transaction documents, the various presentations of its legal and financial advisors, as well as the resolutions to be adopted by the Intellon board of directors in connection with the transaction, the Intellon board of directors then unanimously approved the Merger Agreement and ancillary documents. No particular consideration was dispositive, and the Intellon board of directors did not deem it practical, and did not attempt to quantify, rank or assign relative weights to the factors considered in reaching its decision. Rather, the Intellon board of directors based its recommendation on the totality of information available to it, its independent investigations and discussions with its legal counsel and financial advisor.

Atheros’ Reasons for the Merger

In reaching its decision to approve the Merger Agreement, the Atheros board of directors consulted with members of its management team, legal counsel and third party financial advisors and considered the financial performance and condition, business operations and prospects of Intellon and the combined company, the terms and conditions of the Merger Agreement and the results of the due diligence investigation conducted by Atheros. The Atheros board of directors believes that the combination with Intellon presents significant opportunities to grow its business and expand its markets while taking advantage of a number of sales, marketing and other operational synergies. Several factors contributed to the Atheros board of directors’ approval of the Merger, including:

Market Expansion

The belief that the Merger will enable Atheros to enhance its leadership in the networking, computing and mobile markets and respond to increasing consumer demand for reliable, cost-effective and easy-to-implement home connectivity across a range of devices. In addition, Intellon’s core competency in home networking over powerline communications will provide opportunities for growth in new applications and markets such as Ethernet-over Coax and smart grid solutions. Atheros believes that the acquisition will position it to address the connectivity needs across these markets with an expanded portfolio of diversified communications semiconductor products.

Expand Product Portfolio

Intellon’s technology portfolio will enable the combined company to offer a broader portfolio of products to its customers and strategic partners. Atheros believes that, with the acquisition, it can provide customers with enhanced, integrated home networking platforms, consisting of wireless LAN, powerline communications and Ethernet technologies, to enhance the performance, flexibility and ease of use of home connectivity networks.

Expand Intellectual Property and Patent Portfolio

The acquisition of Intellon will expand Atheros’ intellectual property portfolio and will add approximately 34 issued U.S. patents in the area of powerline communications.

Operating Leverage

Atheros believes that the acquisition will enable it to leverage its core engineering, integration, design and volume production efficiencies to reduce costs. In addition, Atheros believes the combined company can leverage complementary and overlapping sales channels, including carrier and retail networking channels, to grow into new market segments, such as networked digital media devices. The significant overlap in the companies’ respective current and target customer bases also provides opportunities to achieve channel, reference design and integration synergies.

Financial Considerations

Atheros believes the transaction will be a profitable addition to its product portfolio and that the transaction value is viewed as compelling from a revenue and margin contribution perspective.

Potentially Negative Factors

There can be no assurance that the benefits of the potential synergies or opportunities considered by Atheros’ board of directors will be achieved through completion of the Merger. Realizing any anticipated benefits is subject to a number of risks as discussed in the section entitled “Risk Factors” beginning on page 22 of this proxy statement/prospectus. The Atheros’ board of directors also considered a number of potentially negative factors in assessing the advisability of the acquisition, including the following:

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the fact that the calculation of the merger consideration as specified in the Merger Agreement was not subject to adjustment in the event the value of the business or assets of Intellon declines before the Merger is completed;

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the risk that the acquisition would not occur if the conditions to the Closing are not met, and the possible impact on the market price of its common stock as well as its business, financial condition and results of operations;

•	the risk that the integration of Intellon will cause Atheros’ effective tax rate to increase;

•	the risk of not obtaining regulatory clearance under the HSR Act;

•	the possibility that, when shares of its common stock issued in the acquisition become eligible for resale, the sale of those shares in the public market could cause its stock price to decline;

•	the possibility that it may not be able to integrate Intellon as quickly or cost-effectively as expected, or at all;

•	the possibility that management’s attention will be diverted during the integration of the two companies;

•	the challenges involved in attracting and retaining key personnel, particularly in light of uncertainty regarding the acquisition;

•	the difficulties in keeping existing customers and obtaining new customers that sometimes arise in light of uncertainty regarding an acquisition;

•	the possibility that Atheros will be unsuccessful in the powerline market in which Atheros has no previous experience and that Atheros may not be able to grow the market for powerline solutions;

•	the challenges involved in combining product offerings and sales and marketing activities;

•	the possibility that Atheros may be unsuccessful in addressing the new opportunities it expects to arise out of the combination; and

•	the risk that Atheros may experience difficulties in integrating the information systems of the two companies.

Accounting Treatment

The combination of the two companies will be accounted for as an acquisition of Intellon by Atheros using the acquisition method of accounting.

The final acquisition consideration will consist of cash and Atheros common stock and common stock equivalents valued as of the date of the Closing. The final acquisition consideration will be allocated to Intellon’s identifiable assets and liabilities based on their respective estimated fair values at the Closing, and any excess of the acquisition consideration over those fair values will be accounted for as goodwill. The valuation of Intellon’s assets and liabilities and the finalization of plans for restructuring after the Closing have not yet been completed. The preliminary estimated acquisition consideration and the allocation of the preliminary estimated acquisition consideration reflected in this proxy statement/prospectus may be revised as additional information becomes available.

Material Federal Income Tax Consequences of the Merger

The following discussion represents the opinion of Dechert LLP, tax counsel to Intellon, regarding the material U.S. federal income tax consequences of the Merger that are generally applicable to U.S. holders (as defined below) of Intellon common stock that hold their Intellon common stock as a capital asset within the meaning of Section 1221 of the Code. This discussion is based on the Code, judicial decisions, and administrative regulations and interpretations in effect as of the date of this proxy statement/prospectus, all of which are subject to change, possibly with retroactive effect. Accordingly, the tax consequences of the Merger to the holders of Intellon common stock could differ from those described below. For purposes of this discussion, the term “U.S. holder” means (1) a citizen or resident of the United States, (2) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes organized under the laws of the United States or any of its political subdivisions, (3) a trust if it (i) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person, or (4) an estate the income of which is subject to U.S. federal income tax regardless of its source.

This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders of Intellon common stock in light of their particular circumstances, nor does it address the U.S. federal income tax consequences to holders who are subject to special rules under U.S. federal income tax law, including dealers in securities or foreign currencies, tax-exempt organizations, foreign persons, financial institutions or insurance companies, holders who have a “functional currency” other than the U.S. dollar, holders who own their shares indirectly through partnerships, trusts or other entities that may be subject to special treatment, holders who acquired their Intellon common stock in connection with stock options or stock purchase plans or other compensatory transactions and holders who hold their shares as a hedge or as part of a straddle, constructive sale, conversion transaction or other risk management transaction. In addition, this discussion does not describe the federal income tax consequences of transactions other than those pursuant to the Merger or the tax consequences of the Merger under foreign, state or local law or federal estate and gift tax laws.

Unless such condition is waived by Intellon, the obligation of Intellon to consummate the Merger is conditioned on the receipt by Intellon of a written opinion, referred to in this proxy statement/prospectus as the “Tax Opinion,” from Dechert LLP, counsel to Intellon, to the effect that, on the basis of statements and representations made by Intellon and by Atheros, Merger Sub 1 and Merger Sub 2, and subject to the limitations, qualifications and assumptions set forth therein, for U.S. federal income tax purposes, the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code; provided, however, that if counsel to Intellon does not render the Tax Opinion, the condition shall be deemed satisfied if the Tax Opinion is rendered by counsel to Atheros. The Tax Opinion will not be binding on the Internal Revenue Service and will not preclude the Internal Revenue Service from taking a contrary position. Neither Intellon nor Atheros has requested, nor will request, a ruling from the Internal Revenue Service regarding any of the federal income tax consequences of the Merger.

Subject to the limitations and qualifications set forth in this discussion including the truth as of the Closing of the statements and representations referred to above, the material federal income tax consequences to Intellon stockholders of the exchange of Intellon common stock for Atheros common stock, cash or both pursuant to the Merger are as follows:

Intellon Stockholders Who Receive Solely Atheros Common Stock. A holder of Intellon common stock will not recognize gain or loss upon receipt of Atheros common stock solely in exchange for Intellon common stock, except with respect to cash received in lieu of fractional shares of Atheros common stock (as discussed below). The aggregate tax basis of the shares of Atheros common stock received (including any fractional shares deemed received and exchanged for cash) will be equal to the aggregate tax basis in the shares of Intellon common stock surrendered. The holding period of the Atheros common stock received (including any fractional shares deemed received and exchanged for cash) will include the holding period of the shares of Intellon common stock surrendered.

Intellon Stockholders Who Receive Solely Cash. The exchange of Intellon common stock solely for cash generally will result in recognition of gain or loss by the holder in an amount equal to the difference between the amount of cash received and the holder’s tax basis in the Intellon common stock surrendered.

The gain or loss recognized will be long-term capital gain or loss if, as of the effective date of the Merger, the holder’s holding period for the Intellon common stock surrendered exceeds one year. The deductibility of capital losses is subject to limitations. In some cases, if a holder actually or constructively owns Atheros common stock after the Merger, the cash received could be treated as having the effect of the distribution of a dividend under the tests set forth in Section 302 of the Code, in which case such holder may have dividend income up to the amount of the cash received. Holders who may actually or constructively own Atheros common stock after the Merger should consult their tax advisers regarding the possible applicability of Section 302 of the Code and related provisions, and holders that are corporations should consult their tax advisors regarding the potential applicability of the “extraordinary dividend” provisions in Section 1059 of the Code.

Intellon Stockholders Who Receive a Combination of Atheros Common Stock and Cash. If the holder’s adjusted tax basis in the Intellon common stock surrendered is less than the sum of the fair market value, as of the Closing, of the Atheros common stock and the amount of cash received by the holder, then the holder will recognize gain in an amount equal to the lesser of (1) the sum of the amount of cash and the fair market value of the Atheros common stock received, minus the adjusted tax basis of the Intellon common stock surrendered in exchange therefor, and (2) the amount of cash received by the holder in the Merger. However, if a holder’s adjusted tax basis in the Intellon common stock surrendered is greater than the sum of the amount of cash and the fair market value of the Atheros common stock received, the holder’s loss will not be currently recognized for U.S. federal income tax purposes. If a holder of Intellon common stock acquired different blocks of Intellon common stock at different times or different prices, the holder should consult the holder’s tax advisor regarding the manner in which gain or loss should be determined. Any recognized gain generally will be long-term capital gain if, as of the effective date of the Merger, the holder’s holding period with respect to the Intellon common stock surrendered exceeds one year. In some cases, if the holder actually or constructively owns Atheros common stock other than Atheros common stock received in the Merger, the recognized gain could be treated as having the effect of the distribution of a dividend under the tests set forth in Section 302 of the Code, in which case such gain would be treated as dividend income. In such cases, holders that are corporations should consult their tax advisors regarding the potential applicability of the “extraordinary dividend” provisions in Section 1059 of the Code. The aggregate tax basis of the Atheros common stock received (including any fractional shares deemed received and exchanged for cash) by a holder that exchanges its shares of Intellon common stock for a combination of Atheros common stock and cash will be equal to the aggregate adjusted tax basis of the shares of Intellon common stock surrendered, reduced by the amount of cash received by the holder (excluding any cash received in lieu of fractional shares of Atheros common stock) and increased by the amount of gain, if any, recognized by the holder (excluding any gain recognized with respect to cash received in lieu of fractional shares of Atheros common stock) on the exchange. The holding period of the Atheros common stock received (including any fractional shares deemed received and exchanged for cash) will include the holding period of the Intellon common stock surrendered. Holders receiving a combination of Atheros common stock and cash should consult their tax advisors regarding the manner in which cash and Atheros common stock should be allocated among the holder’s shares of Intellon common stock and the manner in which the above rules would apply in the holder’s particular circumstances.

Cash in Lieu of Fractional Shares. A holder of Intellon common stock who receives cash in lieu of a fractional share of Atheros common stock generally will be treated as having received such fractional share in the Merger and then as having received cash in exchange for such fractional share. Gain or loss generally will be recognized based on the difference between the amount of cash received in lieu of the fractional share and the tax basis allocated to such fractional share of Atheros common stock. Such gain or loss generally will be long-term capital gain or loss if, as of the effective date of the Merger, the holding period for such shares is greater than one year.

These material federal income tax consequences have been described on the basis of certain assumptions, including assumptions regarding the absence of changes in existing facts and that the Merger will be completed in accordance with the Merger Agreement. They also have been based on statements and representations, including those contained in the Merger Agreement, the registration statement of which this proxy statement/prospectus forms a part, and officers’ certificates of Intellon and Atheros, all of which must be true, correct and complete as of the effective date of the registration statement and must continue to be true, correct and complete at all relevant times thereafter, including as of the effective time of the Merger. If any of those statements, representations or assumptions is untrue, incorrect, or incomplete, the conclusions contained in the Tax Opinion could be adversely affected, and the tax consequences described above, which description assumes the Merger qualifies as a reorganization under Section 368(a) of the Code, may not apply.

A “significant holder” of Intellon common stock must file a statement with its U.S. federal income tax return setting forth certain information pertaining to the Merger. For these purposes, a “significant holder” includes a holder of at least 5% (by vote or value) of the total outstanding shares of Intellon common stock. In addition, all Intellon stockholders must retain permanent records of certain information pertaining to the Merger.

A holder of Intellon common stock may be subject, under certain circumstances, to information reporting and backup withholding at a rate of 28% with respect to any cash received in the Merger, unless such holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against such holder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service in a timely manner.

Holders of Intellon common stock are urged to consult their own tax advisors as to the specific tax consequences to them of the Merger in light of their particular circumstances, including the applicability and effect of any federal estate and gift, state, local or foreign tax laws and of changes in applicable tax laws.

Potential Adjustment of Merger Consideration

As described above, the Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code so that the transaction is tax-free to Intellon stockholders for U.S. federal income tax purposes except with respect to cash received. Among other requirements, qualification as a reorganization depends on the merger consideration consisting of a sufficient amount of Atheros common stock in relation to the cash component of the merger consideration. The ratio of Atheros common stock to cash is affected by the elections of Intellon stockholders, certain elections by persons holding Intellon stock options and Intellon restricted stock units, and the extent to which any Intellon stockholders exercise their dissenters’ rights under Delaware law. It is expected that the merger consideration will consist of a sufficient amount of Atheros common stock so that the Merger will qualify as a reorganization and tax counsel will deliver a satisfactory written opinion to that effect. However, in the unlikely event that the Atheros common stock component of the merger consideration is not sufficient for tax counsel to deliver a favorable reorganization opinion, then, as provided in the Merger Agreement, if requested by Intellon, the cash portion of the merger consideration will be reduced and the stock portion will be increased, subject to certain restrictions set forth in the Merger Agreement, so as to enable the transaction to qualify as a reorganization and to enable tax counsel to issue a satisfactory written opinion to that effect. However, the maximum number of shares of Atheros common stock to be issued as merger consideration will not exceed 55% of the total consideration paid for all the outstanding shares of Intellon common stock and equity awards, taken together. Notwithstanding the foregoing, if for any reason the Merger does not qualify as a reorganization under Section 368(a) of the Code, or if the Intellon board of directors does not receive a satisfactory written tax opinion of tax counsel to the effect that, for U.S. federal income tax purposes, the Merger will constitute a reorganization under Section 368(a) of the Code, Intellon shall recirculate a proxy statement and resolicit the vote of Intellon stockholders.

Regulatory Matters

U.S. Antitrust. Under the HSR Act and the related rules, the Merger may not be completed until notifications have been submitted to the Federal Trade Commission and the Antitrust Division of the U.S. Department of

Justice, furnishing them with certain information, and specified waiting period requirements have been satisfied. On October 26, 2009, the waiting period expired.

Appraisal Rights

Under Delaware law, holders of shares of Intellon common stock who do not wish to accept the merger consideration may elect to have the fair value of their shares of Intellon common stock judicially determined and paid in cash, together with a fair rate of interest, if any. The valuation will exclude any element of value arising from the accomplishment or expectation of the Merger. A stockholder may only exercise these appraisal rights by complying with the provisions of Section 262 of the Delaware General Corporation Law.

The following summary of the provisions of Section 262 of the Delaware General Corporation Law is not a complete statement of the law pertaining to appraisal rights under the Delaware General Corporation Law, and is qualified in its entirety by reference to the full text of Section 262 of the Delaware General Corporation Law, a copy of which is attached to this proxy statement/prospectus as Annex C. If you wish to exercise appraisal rights or wish to preserve your right to do so, you should carefully review Section 262 and are urged to consult a legal advisor.

All references in Section 262 and in this summary to a “stockholder” are to the record holder of shares of Intellon common stock as to which appraisal rights are asserted. A person having a beneficial interest in shares of Intellon common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow properly the steps summarized below and in a timely manner to perfect appraisal rights.

Under Section 262, where a proposed Merger is to be submitted for approval at a meeting of stockholders, as in the case of Intellon’s special meeting, Intellon, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that these appraisal rights are available and include in the notice a copy of Section 262. This proxy statement/prospectus constitutes notice to the Intellon stockholders and the applicable statutory provisions of the Delaware General Corporation Law are attached as Annex C to this proxy statement/prospectus.

If you wish to exercise the right to demand appraisal under Section 262 of the Delaware General Corporation Law, you must satisfy each of the following conditions:

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You must deliver to Intellon a written demand for appraisal of your shares of Intellon common stock before the vote on the Merger Agreement at Intellon’s special meeting. This demand will be sufficient if it reasonably informs Intellon of your identity and that you intend by that writing to demand the appraisal of your shares. Voting against, abstaining from voting on or failing to vote on the proposal to approve and adopt the Merger Agreement and approve the Merger will not constitute a written demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any proxy you deliver or vote you cast in person.

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You must not vote your shares of Intellon common stock in favor of the Merger Agreement and the Merger. A proxy that does not contain voting instructions will, unless revoked, be voted in favor of the approval and adoption of the Merger Agreement and approval of the Merger. Therefore, if you vote by proxy and wish to exercise appraisal rights, you must vote against the approval and adoption of the Merger Agreement and the approval of the Merger or mark your proxy card to indicate that you abstain from voting on the approval and adoption of the Merger Agreement and approval of the Merger.

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You must continuously hold your shares of Intellon common stock from the date of making the demand through the completion of the Merger. If you are the record holder of shares of Intellon common stock on the date the written demand for appraisal is made but you thereafter transfer those shares prior to the completion of the Merger, you will lose any right to appraisal in respect of those shares.

Only a holder of record of shares of Intellon common stock is entitled to demand an exercise of appraisal rights for those shares registered in that holder’s name. Therefore, demand for appraisal should be executed by or on behalf of the stockholder of record, fully and correctly, as its name appears on the share transfer records of Intellon.

If the shares of Intellon common stock are owned of record by a person in a fiduciary capacity, such as a trustee, guardian or custodian, the demand should be executed in that capacity. If the shares are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all of the owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a stockholder; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is acting as agent for such owner or owners. A record holder, such as a broker, who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising these rights with respect to the shares held for one or more other beneficial owners. In that case, the written demand should set forth the number of shares as to which appraisal is sought, and where no number of shares is expressly mentioned the demand will be presumed to cover all shares held in the name of the record owner.

Stockholders who hold their shares of Intellon common stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine appropriate procedures for making a demand for appraisal.

A stockholder who elects to exercise appraisal rights under Section 262 should mail or deliver a written demand to:

Intellon Corporation

Corporate Secretary

5955 T. G. Lee Boulevard, Suite 600

Orlando, Florida 32822

Any stockholder who wishes to assert appraisal rights should not submit an election form, as doing so will be considered a withdrawal of any previously filed written demand for appraisal.

Within 10 days after the completion of the Merger, Atheros must send a notice as to the completion of the Merger to each of Intellon’s former stockholders who has made a written demand for appraisal in accordance with Section 262 and who has not voted to approve and adopt the Merger Agreement and approve the Merger. Within 120 days after the completion of the Merger, but not after that date, either Atheros or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the value of common stock held by all stockholders demanding appraisal of their shares. Atheros is under no obligation to, and has no present intent to, file a petition for appraisal, and stockholders seeking to exercise appraisal rights should not assume that Atheros will file a petition or that it will initiate any negotiations with respect to the fair value of the shares. Accordingly, stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. Since Atheros has no obligation to file a petition, the failure of affected stockholders to do so within the period specified could nullify any previous written demand for appraisal.

Within 120 days after the completion of the Merger, any stockholder that complies with the provisions of Section 262 to that point in time will be entitled to receive from Atheros, upon written request, a statement setting forth the aggregate number of shares of Intellon common stock not voted in favor of the adoption of the Merger Agreement and approval of the Merger and with respect to which Intellon received demands for appraisal and the aggregate number of holders of those shares. Atheros must mail this statement to the stockholder by the later of 10 days after receipt of the request and 10 days after expiration of the period for delivery of demands for appraisals under Section 262. As used in this paragraph and throughout the remainder of this section, references to Atheros mean the corporation that survives the Merger.

A stockholder who timely files a petition for appraisal with the Delaware Court of Chancery must serve a copy upon Atheros. Atheros must, within 20 days, file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded appraisal of their shares of Intellon common stock and who have not reached agreements with it as to the value of their shares. After notice to stockholders as may be ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine which stockholders are entitled to appraisal rights. The Delaware Court of Chancery may require stockholders who have demanded an appraisal for their shares of Intellon common stock and who hold shares represented by certificates to submit their certificates to the Register in Chancery for notation on the certificates of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the requirement, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

After determining which stockholders are entitled to an appraisal, the Delaware Court of Chancery will appraise the “fair value” of their shares of Intellon common stock. This value will exclude any element of value arising from the accomplishment or expectation of the Merger, but will include a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. The costs of the action may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable. However, costs do not include attorneys’ or expert witness fees. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding be charged pro rata against the value of all of the shares entitled to appraisal. These expenses may include, without limitation, reasonable attorneys’ fees and the fees and expenses of experts. Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined under Section 262 could be more than, the same as, or less than the value of the merger consideration they would be entitled to receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. Stockholders should also be aware that investment banking opinions as to fairness from a financial point of view are not opinions as to fair value under Section 262.

In determining fair value and, if applicable, a fair rate of interest, the Delaware Court of Chancery is to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “fair price obviously requires consideration of all relevant factors involving the value of a company.”

Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the Merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.” Any stockholder who has duly demanded an appraisal in compliance with Section 262 will not, after the completion of the Merger, be entitled to vote the shares of Intellon common stock subject to that demand for any purpose or be entitled to the payment of dividends or other distributions on those shares. However, stockholders will be entitled to dividends or other distributions payable to holders of record of shares of Intellon common stock as of a record date prior to the completion of the Merger.

Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment.

Any stockholder may withdraw its demand for appraisal and accept the merger consideration by delivering to Atheros a written withdrawal of the stockholder’s demand for appraisal. Any attempt to withdraw made more than 60 days after the effective date of the Merger will require the written approval of Atheros and no appraisal proceeding before the Delaware Court of Chancery as to any stockholder will be dismissed without the approval of the Delaware Court of Chancery, and this approval may be conditioned upon any terms the Delaware Court of Chancery deems just. If Atheros does not approve a stockholder’s request to withdraw a demand for appraisal when the approval is required or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder would be entitled to receive only the appraised value determined in any such appraisal proceeding. This value could be higher or lower than, or the same as, the value of the merger consideration.

Failure to follow the steps required by Section 262 of the Delaware General Corporation Law for perfecting appraisal rights may result in the loss of appraisal rights, in which event you will be entitled to receive the consideration with respect to your dissenting shares in accordance with the Merger Agreement. In view of the complexity of the provisions of Section 262 of the Delaware General Corporation Law, if you are considering exercising your appraisal rights under the Delaware General Corporation Law, you are urged to consult your own legal advisor.

Federal Securities Laws Consequences; Stock Transfer Restriction Agreements

This proxy statement/prospectus does not cover any resales of the Atheros common stock to be received by the stockholders of Intellon upon completion of the Merger, and no person is authorized to make any use of this proxy statement/prospectus in connection with any such resale.

All shares of Atheros common stock received by Intellon stockholders in the Merger will be freely transferable, except that shares of Atheros common stock received by persons who are deemed to be “affiliates” of Intellon under the Securities Act of 1933, as amended, at the time of the Intellon meeting may be resold by them only in transactions permitted by Rule 145 under the Securities Act or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of Intellon for such purposes generally include individuals or entities that control, are controlled by or are under common control with Intellon and include directors and executive officers of Intellon. The Merger Agreement requires Intellon to use its reasonable best efforts to cause its affiliates to execute a written agreement to the effect that they will not sell, assign, transfer or otherwise dispose of any of the shares of Atheros common stock issued to them in the Merger in violation of the Securities Act or the related SEC rules.

Opinion of Intellon’s Financial Advisor

Deutsche Bank has acted as financial advisor to Intellon in connection with the Merger. At a September 7, 2009 meeting of the Intellon board of directors, Deutsche Bank delivered its oral opinion, subsequently confirmed in a written opinion, dated as of September 8, 2009, or the Deutsche Bank Opinion, to the Intellon board of directors to the effect that, as of the date of such opinion, based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Deutsche Bank, the merger consideration was fair, from a financial point of view, to the holders of the outstanding shares of Intellon common stock, excluding Atheros and its affiliates.

The full text of the Deutsche Bank Opinion, which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken by Deutsche Bank in connection with the Deutsche Bank Opinion, is attached as Annex B to this proxy statement/prospectus and is incorporated herein by reference. Intellon stockholders are urged to read the Deutsche Bank Opinion in its entirety. The summary of the Deutsche Bank Opinion set forth in this proxy statement/prospectus is qualified in its entirety by reference to the full text of the Deutsche Bank Opinion.

In connection with Deutsche Bank’s role as financial advisor to Intellon, and in arriving at its opinion, Deutsche Bank has reviewed certain publicly available financial information and other information concerning Intellon and Atheros, certain internal analyses, financial forecasts and other information relating to Intellon prepared by the management of Intellon. Deutsche Bank has also held discussions with certain senior officers of Intellon and Atheros regarding the businesses and prospects of their respective companies. In addition, Deutsche Bank has (i) reviewed the reported prices and trading activity for the common stock of both Intellon and Atheros, (ii) to the extent publicly available, compared certain financial and stock market information for Intellon with similar information for certain other companies it considered relevant whose securities are publicly traded, (iii) to the extent publicly available, reviewed the financial terms of certain recent business combinations which it deemed relevant, (iv) reviewed a draft dated September 8, 2009 of the Merger Agreement and certain related documents, including the draft dated September 5, 2009 of the form of the Support Agreement to be entered into between Atheros and each of the directors and executive officers of Intellon, as well as certain stockholders of Intellon, or the Support Agreement, and (v) performed such other studies and analyses and considered such other factors as it deemed appropriate.

In preparing the Deutsche Bank Opinion, Deutsche Bank did not assume responsibility for the independent verification of, and did not independently verify, any information, whether publicly available or furnished to it, concerning Intellon or Atheros, including, without limitation, any financial information considered in connection with the rendering of the Deutsche Bank Opinion. Accordingly, for purposes of the Deutsche Bank Opinion, Deutsche Bank has, with the permission of the Intellon board of directors, assumed and relied upon the accuracy and completeness of all such information. Deutsche Bank did not conduct a physical inspection of any of the properties or assets, and did not prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities (including any contingent, derivative or off-balance sheet assets and liabilities) of Intellon or Atheros or any of their respective subsidiaries, nor has it evaluated the solvency or fair value of Intellon or Atheros under any state or federal law relating to bankruptcy, insolvency or similar matters. With respect to the financial forecasts made available to Deutsche Bank and used in its analysis, Deutsche Bank has assumed, with the permission of the Intellon board of directors, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of Intellon and Atheros as to the matters covered thereby. In rendering the Deutsche Bank Opinion, Deutsche Bank has expressed no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based. The Deutsche Bank Opinion was necessarily based upon economic, market and other conditions as in effect on, and the information made available to Deutsche Bank as of, the date of such opinion.

For purposes of rendering the Deutsche Bank Opinion, Deutsche Bank has assumed, with the permission of the Intellon board of directors that, in all respects material to its analysis, the Merger will be consummated in accordance with its terms, without any material waiver, modification or amendment of any term, condition or agreement. Deutsche Bank has also assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Merger will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, no material restrictions, terms or conditions will be imposed. Deutsche Bank is not a legal, regulatory, contractual, tax or accounting expert and has relied on the assessments made by Intellon and its advisors with respect to such issues. Representatives of Intellon have informed Deutsche Bank and Deutsche Bank has assumed, that the final terms of the Merger Agreement and the Support Agreement will not differ materially from the terms set forth in the drafts that Deutsche Bank has reviewed.

The Deutsche Bank Opinion has been approved and authorized for issuance by a fairness opinion review committee, is addressed to, and for the use and benefit of, the Intellon board of directors and is not a recommendation to the Intellon board of directors or the stockholders of Intellon to approve or take any action with respect to the Merger. The Deutsche Bank Opinion is also not a recommendation to any holder of Intellon common stock as to which merger consideration election such holder of Intellon common stock should elect to receive. Moreover, depending on the value or trading price of Atheros common stock after the date of the Deutsche Bank Opinion, a choice by a holder of Intellon common stock to receive a particular merger consideration election may be worth more or less than a choice by such holder of Intellon common stock to receive a different merger consideration election. Deutsche Bank has not been asked to, and the Deutsche Bank Opinion does not, address the fairness of the Merger, or any consideration received in connection therewith, to the holders of any other class of securities, creditors or other constituencies of Intellon, nor does it address the fairness of the contemplated benefits of the Merger. Deutsche Bank has expressed no opinion as to the merits of the underlying decision by Intellon to engage in the Merger or as to how any holder of shares of Intellon common stock should vote or act with respect to the Merger. In addition, Deutsche Bank has not expressed any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of Intellon’s officers, directors, or employees, or any class of such persons, in connection with the Merger relative to the merger consideration to be received by the holders of Intellon common stock. The Deutsche Bank Opinion does not in any manner address the prices at which Intellon common stock or Atheros common stock or other securities would trade following the announcement or consummation of the Merger.

Set forth below is a brief summary of certain financial analyses performed by Deutsche Bank in connection with the Deutsche Bank Opinion and reviewed with the Intellon board of directors at its meeting held on September 7, 2009. The order of the analyses described below does not represent relative importance or weight given to those analyses by Deutsche Bank. The financial analyses summarized below include information presented in tabular format. In order to fully understand Deutsche Bank’s financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Deutsche Bank’s financial analyses.

Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on September 4, 2009 and is not necessarily indicative of current market conditions. Except as otherwise noted herein, all references to years are to be interpreted as references to calendar years.

Historical Stock Performance and Exchange Ratio Analyses. Deutsche Bank has reviewed and analyzed the merger consideration to be received by the holders of Intellon common stock pursuant to the Merger Agreement, assuming such consideration has an all-cash value of $7.30. Deutsche Bank has analyzed the merger consideration in relation to the closing stock price of Intellon common stock as of September 4, 2009, the 30-trading day average stock price, the 60-trading day average stock price, the low and high closing stock prices of Intellon common stock during the one-year period prior to September 4, 2009, or the One Year Trading Period, and the low and high closing stock prices of Intellon common stock since Intellon’s initial public offering. This analysis indicated that the merger consideration to be paid to the holders of Intellon common stock pursuant to the Merger Agreement represented:

•	a premium of 46% based on the closing price of $5.00 per share on September 4, 2009;

•	a premium of 50% based on the average closing price of $4.87 per share for the 30-trading day period prior to September 4, 2009;

•	a premium of 53% based on the average closing price of $4.77 per share for the 60-trading day period prior to September 4, 2009;

•	a premium of 410% based on the low closing price of $1.43 per share for the One Year Trading Period;

•	a premium of 28% based on the high closing price of $5.72 per share for the One Year Trading Period;

•	a premium of 410% based on the low closing price of $1.43 per share for the period since Intellon’s initial public offering; and

•	a discount of 3% based on the high closing price of $7.54 per share for the period since Intellon’s initial public offering.

Deutsche Bank has further reviewed the merger consideration to be received by the holders of Intellon common stock pursuant to the Merger Agreement in relation to the historical ratios of the daily per share closing prices of Intellon common stock as divided by the corresponding prices of Atheros common stock, referred to herein as exchange ratio, as of September 4, 2009, the 30-trading day average exchange ratio, the 60-trading day average exchange ratio, the low and high exchange ratios during the One Year Trading Period and the low and high exchange ratios since Intellon’s initial public offering. For purposes of this analysis, Deutsche Bank assumed the merger consideration consisted of 0.267 shares of Atheros common stock, based on the Atheros common stock five-day average closing price of $27.34 as of September 4, 2009. This analysis indicated that the merger consideration to be paid to the holders of Intellon common stock pursuant to the Merger Agreement represented:

•	a premium of 49% based on the exchange ratio of 0.179 on September 4, 2009;

•	a premium of 39% based on the average exchange ratio of 0.192 for the 30-trading day period prior to September 4, 2009;

•	a premium of 25% based on the average exchange ratio of 0.214 for the 60-trading day period prior to September 4, 2009;

•	a premium of 162% based on the low exchange ratio of 0.102 for the One Year Trading Period;

•	a discount of 10% based on the high exchange ratio of 0.296 for the One Year Trading Period;

•	a premium of 163% based on the low exchange ratio of 0.101 for the period since Intellon’s initial public offering; and

•	a discount of 10% based on the high exchange ratio of 0.296 for the period since Intellon’s initial public offering.

Analysis of Selected Publicly Traded Companies. Deutsche Bank has compared certain financial information and commonly used valuation measurements for Intellon to corresponding information and measurements for a group of eleven publicly traded semiconductor and semiconductor devices companies (consisting of Atheros, Broadcom Corp., Entropic Communications, Inc., Exar Corp., Ikanos Communications, Inc., Marvell Technology Group Ltd., MediaTek Inc., Mindspeed Technologies Inc., PLX Technology Inc., PMC-Sierra Inc. and Sigma Designs Inc. (which collectively, are referred to in this proxy statement/prospectus as the “Selected Companies”)). Such financial information and valuation measurements included, among other things, (i) multiples of common equity market value as adjusted for debt and cash, or Enterprise Value, to estimated revenues for calendar years 2009 and 2010 and (ii) multiples of Enterprise Value to estimated earnings before interest expense, income taxes and depreciation and amortization, or EBITDA, for calendar years 2009 and 2010. To calculate the trading multiples for Intellon and the Selected Companies, Deutsche Bank used publicly available information concerning historical and projected financial performance, including published historical financial information and certain financial estimates reported by selected equity research analysts. For each metric, from the range of multiples for the Selected Companies, Deutsche Bank selected a reference range that yielded ranges of implied prices per share set forth in the following table:

	Enterprise Value / CY 2009 Revenue	Enterprise Value / CY 2010 Revenue	Enterprise Value / CY 2009 EBITDA	Enterprise Value / CY 2010 EBITDA
Selected Companies Multiple Range(1)	0.4 x – 4.3x	0.3x – 3.6x	6.4x – 23.8x	4.1x – 17.2x
Selected Multiple Range	1.0x – 3.0x	0.8x – 2.5x	10.0x – 20.0x	8.0x – 15.0x
Range of Implied Intellon Share Prices	$4.15 – $8.46	$4.25 – $9.04	$3.64 – $5.30	$5.17 – $7.95

(1)	Publicly traded company multiples that are negative or above a certain limit (25x for EBITDA) are considered not meaningful.

None of the Selected Companies is identical to Intellon. Accordingly, Deutsche Bank believes the analysis of the Selected Companies is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, reflected in the Deutsche Bank Opinion, concerning differences in financial and operating characteristics of the Selected Companies and other factors that could affect the public trading value of the Selected Companies.

Analysis of Selected Precedent Transactions. Deutsche Bank reviewed the financial terms, to the extent publicly available, of 17 proposed, pending or completed mergers and acquisition transactions since June 2006 involving companies in the semiconductor and semiconductor devices industries (which, collectively, are referred to in this proxy statement/prospectus as the “Selected Transactions”). The Selected Transactions reviewed were:

Date Announced	Target	Acquirer

07/07/09	Wireline business of Infineon Technologies AG	Golden Gate Capital

06/01/09	RMI Corporation	NetLogic Microsystems

04/30/09	Network Search Engine business of Integrated Device Technology, Inc.	NetLogic Microsystems

04/27/09	Tundra Semiconductor Corp.	Integrated Device Technology, Inc.

04/22/09	Broadband Access product lines of Conexant Systems, Inc.	Ikanos Communication, Inc.

02/23/09	hi/fn, Inc.	Exar Corp.

02/10/09	SiRF Technology Holdings, Inc.	CSR plc

04/29/08	Broadband Media Processing unit of Conexant Systems, Inc.	NXP B.V.

03/10/08	HDD business of Infineon Technologies AG	LSI Corp.

09/28/07	Embedded Communications Computing business of Motorola, Inc.	Emerson Electric Co.

08/23/07	Storage Products business of Vitesse Semiconductor Corp.	Maxim Integrated Products, Inc.

06/25/07	Legerity, Inc.	Zarlink Semiconductor Inc.

06/25/07	DSL CPE business of Texas Instruments Inc.	Infineon Technologies AG

05/08/07	Sipex Corp.	Exar Corp.

12/04/06	Agere Systems Inc.	LSI Corp.

09/11/06	Optical-Network Components business of Intel Corp.	Cortina Systems, Inc

06/27/06	Communications and Application Processor business of Intel Corp.	Marvell Technology Group Ltd.

For each of the Selected Transactions, Deutsche Bank has calculated and compared Enterprise value as (i) a multiple of revenues for the latest 12 months for which financial data was available (which are referred to in this proxy statement/prospectus as “LTM revenue”) and (ii) a multiple of revenues for the immediately succeeding 12-month period for which financial data was available (which are referred to in this proxy statement/prospectus as “NTM revenue”), in each case, as of the announcement date of the relevant transaction. For each metric, from the range of multiples for the Selected Transactions, Deutsche Bank selected a reference range that yielded ranges of implied prices per share set forth in the following table:

	Enterprise Value / LTM revenue	Enterprise Value / NTM revenue
Selected Transactions Multiple Range(1)(2)	0.1x – 3.2x	0.1x – 2.4x
Selected Multiple Range	1.0x – 2.5x	1.0x – 2.0x
Range of Implied Intellon Share Prices	$4.16 – $7.40	$4.49 – $6.98

(1)	Certain transaction values exclude forward looking earn-out values.
(2)	NTM data for certain transactions were not available.

All multiples for the Selected Transactions were based on public information available at the time of announcement of such transaction, without taking into account differing market and other conditions during the approximately three-year period during which the Selected Transactions occurred.

Because the reasons for, and circumstances surrounding, each of the Selected Transactions were so diverse, and due to the inherent differences between the operations and financial conditions of Intellon and the companies involved in the Selected Transactions, Deutsche Bank believes that a selected transaction analysis is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, as reflected in the Deutsche Bank Opinion, concerning differences between the characteristics of these transactions and the Merger that could affect the value of the subject companies and businesses and Intellon.

Discounted Cash Flow Analysis. Deutsche Bank performed an illustrative discounted unlevered free cash flow analysis to determine indications of implied equity value per share of Intellon common stock based upon financial estimates reported by selected equity research analysts for years 2009 and 2010 and Intellon management’s estimates for years 2011 through 2013. In performing the illustrative discounted cash flow analysis, Deutsche Bank applied discount rates ranging from 17.5% to 22.5% to projected unlevered free cash flows of Intellon for the six months ending December 31, 2009 and each of the years ending December 31, 2010, 2011, 2012 and 2013. The terminal values of Intellon were calculated based on projected EBITDA for 2013 and a range of multiples between 8.0x and 10.0x. This analysis indicated a range of values of $5.60 to $7.07 per share.

Analysis of Premiums Paid. Deutsche Bank has reviewed the premiums paid in (i) 430 U.S. merger and acquisition transactions announced from January 1, 2002 through July 31, 2009, that were less than $300 million in deal size and (ii) 37 U.S. cash and stock combination merger and acquisition transactions announced from January 1, 2002 through July 31, 2009 (which, collectively with (i), are referred to in this proxy statement/prospectus as “the M&A Selected Transactions”) over the closing trading price of the target’s common stock one trading day prior to announcement and 20 trading days prior to announcement. For each metric, from the range of premiums, Deutsche Bank selected a reference range that yielded an implied price per share range of $6.00 to $7.50. All premiums for the M&A Selected Transactions were based on public information available at the time of announcement of such transaction, without taking into account differing market and other conditions during the period during which the M&A Selected Transactions occurred.

The foregoing summary describes all analyses and factors that Deutsche Bank deemed material in its presentation to the Intellon board of directors, but is not a comprehensive description of all analyses performed and factors considered by Deutsche Bank in connection with preparing the Deutsche Bank Opinion. The preparation of a fairness opinion is a complex process involving the application of subjective business judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, is not readily susceptible to summary description. Deutsche Bank believes that its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered without considering all analyses and factors could create a misleading view of the process underlying the Deutsche Bank Opinion. In arriving at its fairness determination, Deutsche Bank did not assign specific weights to any particular analyses.

In conducting its analyses and arriving at its opinions, Deutsche Bank utilized a variety of generally accepted valuation methods. The analyses were prepared solely for the purpose of enabling Deutsche Bank to provide the Deutsche Bank Opinion to the Intellon board of directors as to the fairness to the holders of shares of Intellon common stock (excluding Atheros and its affiliates) of the merger consideration and does not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold, which are inherently subject to uncertainty. In connection with its analyses, Deutsche Bank made, and was provided by Intellon’s management with, numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Intellon’s or Atheros’ control. Analyses based on estimates or forecasts of future results are not necessarily indicative of actual past or future values or results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of Intellon, Atheros or their respective advisors, neither Atheros, Intellon nor Deutsche Bank nor any other person assumes responsibility if future results or actual values are materially different from these forecasts or assumptions.

The terms of the Merger were determined through negotiations between Intellon and Atheros and were approved by the Intellon board of directors. Although Deutsche Bank provided advice to Intellon during the course of these negotiations, the decision to enter into the Merger was solely that of the Intellon board of directors. As described above, the Deutsche Bank Opinion and presentation of Deutsche Bank to the Intellon board of directors were only one of a number of factors taken into consideration by the Intellon board of directors in making its determination to approve the Merger. The Deutsche Bank Opinion was provided to the Intellon board of directors to assist it in connection with its consideration of the Merger and does not constitute a recommendation to any holder of Intellon common stock as to how to vote with respect to the Merger.

Intellon selected Deutsche Bank as financial advisor in connection with the Merger based on Deutsche Bank’s qualifications, expertise, reputation and experience in mergers and acquisitions. Intellon retained Deutsche Bank pursuant to a letter agreement dated August 11, 2009, or the Engagement Letter. As compensation for Deutsche Bank’s services in connection with the Merger, Deutsche Bank will be paid a fee, a portion of which was payable upon delivery of the Deutsche Bank Opinion and a substantial portion of which is contingent upon consummation of the Merger. Regardless of whether the Merger is consummated, Intellon has agreed to reimburse Deutsche Bank for reasonable fees and disbursements of Deutsche Bank’s counsel and all of Deutsche Bank’s reasonable travel and other out-of-pocket expenses incurred in connection with the Merger or otherwise arising out of the retention of Deutsche Bank under the Engagement Letter. Intellon has also agreed to indemnify Deutsche Bank and certain related persons to the full extent lawful against certain liabilities, including certain liabilities under the federal securities laws arising out of its engagement or the Merger.

Deutsche Bank is an internationally recognized investment banking firm experienced in providing advice in connection with mergers and acquisitions and related transactions. Deutsche Bank is an affiliate of Deutsche Bank AG, or, together with its affiliates, the DB Group. One or more members of the DB Group have, from time to time, provided investment banking services to Intellon or its affiliates for which it has received compensation, including acting as the lead underwriter for Intellon’s $45 million December 2007 initial public offering. DB Group may also provide investment and commercial banking services to Atheros and Intellon in the future, for which DB Group is expected to receive compensation. In the ordinary course of business, members of the DB Group may actively trade securities and other instruments and obligations of Intellon or Atheros for their own account or the account of their customers and, accordingly, may from time to time hold a long or short position in such securities, instruments and obligations.

Interests of Intellon Directors and Executive Officers in the Merger

The executive officers and some of the directors of Intellon have interests in the Merger as described below that are different from, or in addition to, the interests of Intellon stockholders generally. Intellon’s executive officers, or “named executive officers” as such term is defined by SEC regulations, are Charles E. Harris, Rick E. Furtney, Brian T. McGee, William E. Earnshaw and William P. Casby. The Intellon board of directors was aware of these interests and considered them in approving the Merger Agreement and the Merger.

Existing Employment Agreements with Change-in-Control Provisions

Intellon has previously entered into employment agreements with Charles E. Harris and Rick E. Furtney.

Under Mr. Harris’ employment agreement, in the event of a change in control, all of Mr. Harris’ outstanding equity awards (a) vest in full immediately prior to a change in control, or (b) if Mr. Harris is terminated by Intellon without cause within six months prior to or upon a change in control, vest and remain outstanding and exercisable through the date of the change in control. Equity acceleration provided in Mr. Harris’ employment agreement is intended to supersede change in control vesting in Intellon’s 2000 Employee Incentive Plan, its 2007 Equity Incentive Plan or any successor plans, except to the extent such plans are more favorable to Mr. Harris. Under the terms of his employment agreement, whether or not as a result of a change in control, if Mr. Harris is terminated by Intellon without cause or by him for good reason and Mr. Harris signs a separation agreement with Intellon containing a mutual release of claims, then he is entitled to (a) a cash payment equal to 150% of the aggregate of his base salary for the year of termination plus 150% of his annual incentive bonus for the year prior to the year of termination, payable over an 18-month period, and (b) continued company-paid medical benefits for 18 months. In addition, if such termination occurs within twelve months of a change in control, to the extent not already vested, Mr. Harris’ outstanding equity awards shall fully vest. Mr. Harris’ employment agreement also entitles him to receive a tax-reimbursement “gross-up payment” from Intellon designed to offset any excise tax imposed upon him under Section 4999 of the Code as a result of his receipt of excess parachute payments as described in Section 280G of the Code.

Under Mr. Furtney’s employment agreement, if Mr. Furtney is terminated by Intellon without cause or by Mr. Furtney for good reason within 12 months following a change in control and Mr. Furtney signs a separation agreement with Intellon containing a mutual release of claims, then Mr. Furtney is entitled to (a) a cash payment equal to 150% of the aggregate of his base salary for the year of termination plus 150% of his annual incentive bonus for the year prior to the year of termination, payable over an 18-month period, (b) continued company-paid medical benefits for 18 months, and (c) full vesting of all of his outstanding equity awards. Equity acceleration provided in Mr. Furtney’s employment agreement is intended to supersede change in control vesting in Intellon’s 2000 Employee Incentive Plan, 2007 Equity Incentive Plan or any successor plans, except to the extent such plans are more favorable to Mr. Furtney.

The completion of the Merger will constitute a change of control for purposes of the employment agreements described above. While it is not currently contemplated that either Mr. Harris or Mr. Furtney will continue as employees after the Closing, Atheros may retain them as consultants for a period of time after the Closing. However, as of the date of this proxy statement/prospectus, no arrangements have been finalized. Mr. Harris’s right to receive a tax gross-up payment to offset any excise taxes imposed on him under Section 4999 depends on whether the aggregate value of the benefits Mr. Harris receives which are treated as contingent on the transaction, as specially valued for purposes of Section 280G of the Code, exceed three times Mr. Harris’s average compensation from Intellon over the prior five calendar years. The determination of whether the transaction results in Mr. Harris receiving an excess parachute payment and the amount of gross-up payment due to Mr. Harris, if any, depends on many factors including, the price of Atheros common stock as of the closing date of the transaction and certain regulatory presumptions regarding the method for specially valuing compensation awards previously received by Mr. Harris. Due to these issues it is not certain whether a gross-up payment will be due or if it is due, the amount of such payment. Notwithstanding these uncertainties, Intellon has estimated that based on an assumed date for completion of October 28, 2009 and an Intellon stock price of $7.30, the tax gross-up payment, if any, would be approximately $741,953.

The following table identifies, for each Intellon executive officer, the value of benefits conferred upon each executive officer in connection with the consummation of the Merger. Specifically, it identifies the estimated cash payments, the number of unvested options that will vest and become exercisable, the estimated value of unvested options that will vest and become exercisable, the number of shares of outstanding restricted stock that will vest, the estimated value of outstanding restricted stock that will vest, the number of shares of outstanding restricted stock units that will vest and the estimated value of outstanding restricted stock units that will vest. These values assume that the executive officers are terminated under circumstances that would entitle them to receive severance payments and accelerated vesting of their unvested equity on an assumed date for completion of the merger of October 28, 2009 and a stock price of $7.30.

Name	Cash Payment ($)(1)	Form of Equity	Grant Date	Grant Price ($)	Number of Unvested Units that Will Vest	Estimated Value ($)(2)	Equity Subtotal ($)	TOTALS ($)
Charles E. Harris	901,558
		NQSO	7/26/07	9.57	46,305	—	1,447,267	2,348,825
		NQSO	2/26/09	2.10	125,000	650,000
		RSU	2/26/09	—	62,500	427,033
		RSU	6/1/09	—	54,187	370,234

Rick E. Furtney	663,696						1,487,739	2,151,435
		NQSO	7/26/07	9.57	36,016	—
		NQSO	2/26/09	2.10	77,500	403,000
		RSU	2/26/09	—	38,750	264,761
		RSU	6/1/09	—	45,320	309,650
		RS	7/27/06	—	63,157	431,522
		RS	1/30/07	—	11,534	78,806

Brian T. McGee	446,959						978,568	1,425,527
		ISO	1/18/07	3.88	33,733	115,326
		NQSO	1/18/07	3.88	42,215	144,324
		NQSO	7/26/07	9.57	20,581	—
		NQSO	2/26/09	2.10	60,000	312,000
		RSU	2/26/09	—	30,000	204,976
		RSU	6/1/09	—	29,556	201,942

William E. Earnshaw	319,748						563,422	883,170
		NQSO	5/24/07	8.04	36,016	—
		NQSO	2/26/09	2.10	40,000	208,000
		RSU	2/26/09	—	20,000	136,651
		RSU	6/1/09	—	32,019	218,771

William P. Casby	322,702						529,765	852,467
		NQSO	5/24/07	8.04	20,581	—
		NQSO	2/26/09	2.10	40,000	208,000
		RSU	2/26/09	—	20,000	136,651
		RSU	6/1/09	—	27,093	185,114

TOTALS	2,654,663						5,006,761	7,661,424

(1)	Cash payment includes the value of cash severance and health benefits.
(2)

“Estimated Value” represents (a) for unexercised options, the aggregate market value, computed by multiplying (i) the difference between $7.30 and the exercise price of the option, by (ii) the number of unexercised options outstanding and (b) for restricted stock and restricted stock units, the aggregate market value of the restricted stock and restricted stock units, computed by multiplying (i) the number of unvested shares of restricted stock or restricted stock units times 0.267 by (ii) the Atheros common stock price of $25.59 based on the closing price per share of Atheros common stock on October 28, 2009.

Existing Severance Agreements with Change-in-Control Provisions

Intellon has previously entered into severance agreements with Brian T. McGee, William E. Earnshaw, and William P. Casby.

Under the severance agreement with Mr. McGee, in the event Mr. McGee’s employment is terminated without cause or he resigns for good reason, within 12 months following a change in control, Mr. McGee will be entitled to (a) cash severance equal to 15 months of his current annual salary, less applicable withholding taxes, payable over a 15-month period, (b) a target bonus payment equal to his annual incentive cash bonus at the target level in effect at the termination date, less applicable withholding taxes, prorated for 15 months and payable over a 15-month period, (c) reimbursement of premiums paid for continued health benefits for 15 months or such earlier date as he may receive coverage under similar plans, and (d) full acceleration of the unvested portion of all of his unvested equity incentive awards. Equity acceleration provided in Mr. McGee’s severance agreement is intended to supersede change in control vesting in Intellon’s 2000 Employee Incentive Plan, 2007 Equity Incentive Plan or any successor plans, except to the extent such plans are more favorable to Mr. McGee. In the event severance payments described in this paragraph are excess parachute payments under Code Section 280G, Mr. McGee is entitled to receive either (a) the full payment subject to excise tax under the golden parachute rules or (b) the payment after reduction by an amount such that no portion of the payment is subject to the golden parachute rules, whichever alternative results in the greatest net after-tax payment to Mr. McGee.

Under the severance agreements with Mr. Earnshaw and Mr. Casby, in the event their employment is terminated without cause or they resign for good reason within 12 months following a change in control, the executives will be entitled to (a) cash severance equal to 12 months of their current annual salary, less applicable withholding taxes, payable over a 12-month period, (b) a target bonus payment equal to their annual incentive cash bonus at the target level in effect at the termination date, less applicable withholding taxes, payable over a 12-month period, (c) reimbursement of premiums paid for continued health benefits for 12 months or such earlier date as they may receive coverage under similar plans, and (d) full acceleration of the unvested portion of all of their unvested equity incentive awards. Equity acceleration provided in each of Mr. Earnshaw’s and Mr. Casby’s severance agreement is intended to supersede change in control vesting in Intellon’s 2000 Employee Incentive Plan, 2007 Equity Incentive Plan or any successor plans, except to the extent such plans are more favorable to Mr. Earnshaw or Mr. Casby. In the event severance payments described in this paragraph are excess parachute payments under Code Section 280G, Mr. Earnshaw and Mr. Casby are entitled to receive either (a) the full payment subject to excise tax under the golden parachute rules or (b) the payment after reduction by an amount such that no portion of the payment is subject to the golden parachute rules, whichever alternative results in the greatest net after-tax payment to Mr. Earnshaw and Mr. Casby.

The completion of the Merger will constitute a change of control for purposes of the severance agreements. In the event that Mr. McGee, Mr. Earnshaw or Mr. Casby is treated as receiving an excess parachute payment under Code Section 280G, the benefits to be received under the executive’s severance agreement by reason of the Merger and as summarized in the table beginning on page 61 of this proxy statement/prospectus, may be reduced if such reduction will achieve a better after-tax result for the executive. Intellon has estimated that, based on an assumed date for completion of October 28, 2009 and an Intellon stock price of $7.30, the amount of the reductions, if any, could be approximately $165,076, $129,003, and $86,816, respectively, for Messrs. McGee, Earnshaw and Casby.

Stock Options, Restricted Stock and Restricted Stock Units held by Directors and Executive Officers

The directors and executive officers of Intellon hold a combination of options, restricted stock and restricted stock units under the (a) Directors’ Stock Option and Restricted Stock Plan, as amended, (b) 2000 Employee Incentive Plan, as amended, and (c) 2007 Equity Incentive Plan.

Stock Options

All outstanding options to purchase Intellon common stock granted pursuant to an Intellon stock plan will be converted into an option to acquire, on substantially identical terms and conditions as were applicable under such stock options, a number of shares of Atheros common stock determined by multiplying the number of shares of Intellon common stock subject to such stock options immediately prior to the effective time of the Merger by the Option Exchange Ratio (as such term is defined on page 73 in the section titled “The Merger Agreement” of this proxy statement/prospectus); provided, however, that outstanding options to purchase Intellon common stock held by persons who are not employees or consultants to Intellon, including non-employee members of the Intellon board of directors, will be cancelled and the vested portion of such stock options will be automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Intellon common stock that were issuable upon exercise or settlement of such stock options immediately prior to the effective time of the Merger and (B) $7.30, less any per share exercise price of such stock options.

As of October 28, 2009, the directors and executive officers of Intellon held in the aggregate outstanding options to purchase approximately 1,084,454 shares of Intellon common stock of which options to purchase 842,773 shares of Intellon common stock were unvested.

Restricted Stock

Each outstanding award of restricted Intellon common stock shall be converted, subject to the same forfeiture and other similar conditions applicable to restricted Intellon common stock immediately prior to the effective time of the Merger, into the number of shares of restricted Atheros common stock and/or cash, as the case may be, as elected by each holder of restricted Intellon common stock pursuant to his or her election.

Based on an implied value of $25.59 per share (calculated using the closing trading price of Atheros common stock on October 28, 2009), as of October 28, 2009, assuming that the Merger was completed as of such date, the aggregate implied value of the outstanding shares of restricted stock held by the directors and executive officers of Intellon that would vest upon completion of the Merger, if such directors and executive officers did not continue as directors or employees after the Closing, is approximately $510,328.

Restricted Stock Units

All outstanding awards of Intellon restricted stock units that are outstanding prior to the completion of the Merger will be converted, on substantially identical terms and conditions applicable to such awards, into restricted stock units of Atheros common stock, except that such restricted stock units will represent the right to receive, upon vesting, 0.267 shares of Atheros common stock.

Change-in-Control Provisions in Equity Incentive Plans

Except as otherwise provided in any award, employment or severance agreement (as described herein with respect to the directors and executive officers), the 2000 Employee Incentive Plan and 2007 Equity Incentive Plan each provides for the following treatment of awards in the event of a change in control. In the event of a change in control, a holder of options granted under the 2000 Employee Incentive Plan is entitled to accelerated vesting of such options for the greater of (a) 12 months accelerated vesting based on the vesting schedule of each such option, or (b) a minimum of 50% of all of a participant’s outstanding options shall become immediately vested. Additionally, unless directed otherwise by resolution adopted prior to and specifically relating to the occurrence of a change in control, if there is a change in control and a participant’s employment or consulting relationship is terminated by Intellon (other than a termination for cause) upon such change in control or at any time during the one year period after such change of control occurs, all of a participant’s unvested awards will become immediately vested and exercisable on the participant’s termination date. Under the 2007 Equity Incentive Plan, in the event of a merger or change in control, each outstanding equity award will be treated as the administrator determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. The administrator is not required to treat all awards similarly in the transaction. In the event that the successor corporation does not assume or substitute for an award, each participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and restricted stock units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

The specific treatment and valuation of outstanding equity awards held by Intellon’s executive officers in connection with the Merger is discussed above. Information about the treatment and valuation of outstanding equity awards held by Intellon’s non-employee directors in connection with the Merger is set forth in the table below, assuming a stock price of $7.30 and assuming the directors’ services terminated as of October 28, 2009.

Director	Form of Equity	Grant Date	Grant Price ($)	Number of Units (1)	Estimated Value ($)(2),(3)	TOTALS ($)
Amaral, Walter D.						222,553
	NQSO	7/24/2008	3.90	48,159	163,741
	NQSO	6/10/2009	4.59	9,600	26,016
	RSU	6/10/2009	—	4,800	32,796
Goldstein, Richard I.						214,231
	NQSO	6/1/2009	3.75	43,780	155,419
	NQSO	6/10/2009	4.59	9,600	26,016
	RSU	6/10/2009	—	4,800	32,796
Norby, R. Douglas						214,231
	NQSO	6/1/2009	3.75	43,780	155,419
	NQSO	6/10/2009	4.59	9,600	26,016
	RSU	6/10/2009	—	4,800	32,796
Rubinoff, Gary						214,231
	NQSO	6/1/2009	3.75	43,780	155,419
	NQSO	6/10/2009	4.59	9,600	26,016
	RSU	6/10/2009	—	4,800	32,796
Ungerer, Scott						220,900
	NQSO	6/10/2009	4.59	9,600	26,016
	RSU	6/1/2009	—	23,723	162,088
	RSU	6/10/2009	—	4,800	32,796
Vander Mey, James E.						214,231
	NQSO	6/1/2009	3.75	43,780	155,419
	NQSO	6/10/2009	4.59	9,600	26,016
	RSU	6/10/2009	—	4,800	32,796

TOTALS						1,300,377

(1)	“Number of Units” represents (a) for stock options, the aggregate number of vested and unvested stock options held by each non-employee director for which the director will receive cash upon consummation of the Merger and (b) for restricted stock units, the aggregate number of unvested restricted stock units held by each director that will vest upon termination of the director’s services.

(2)	All stock options held by Intellon’s non-employee directors will vest immediately upon the consummation of the Merger and then be settled for the cash value specified under “Estimated Value” in the table above, which represents the aggregate market value, computed by multiplying (i) the difference between $7.30 and the exercise price of the option, by (ii) the number of options outstanding.
(3)	Pursuant to Intellon’s 2007 Equity Incentive Plan, all restricted stock units held by Intellon’s non-employee directors will vest immediately in the event the director is terminated following the Merger. The “Estimated Value” in the table above represents the aggregate market value of the unvested restricted stock units that would vest, computed by multiplying (i) the number of unvested restricted stock units times 0.267 by (ii) the Atheros common stock price of $25.59 based on the closing price per share of Atheros common stock on October 28, 2009.

Equity Holdings

The table below presents information about the number of outstanding stock options, common stock (including restricted stock) and restricted stock units held by each of the directors and executive officers of Intellon as of October 28, 2009.

Directors and Executive Officers	Stock Options	Common Stock	RSUs
Charles E. Harris(1)	207,320	1,066,499	116,687
Rick E. Furtney(2)	141,527	472,304	84,070
Brian T. McGee	274,114	1,000	59,556
William E. Earnshaw	104,027	93,471	52,019
William P. Casby(3)	76,587	127,557	47,093
Walter D. Amaral	57,759	—	4,800
Richard I. Goldstein(4)	53,380	—	4,800
R. Douglas Norby	53,380	6,403	4,800
Gary Rubinoff(5)	53,380	1,646,750	4,800
Scott B. Ungerer(6)	9,600	2,333,285	28,523
James E. Vander Mey(7)	53,380	72,469	4,800

Total	1,084,454	5,819,738	411,948

(1)	Includes 513,038 shares held by the Charles E. Harris Revocable Trust, of which Mr. Harris exercises voting and investment control. Also includes 826 shares held by Synagen Capital Partners, Inc., over which shares Mr. Harris has sole voting and investment control.
(2)	Includes 169,152 shares of unvested restricted stock as of October 28, 2009.
(3)	Shares held by the 2001 Casby Family Trust.
(4)	Does not include 2,135,509 shares owned by LAP Intellon Holdings, LLC, of which Mr. Goldstein is the Managing Director and Vice President. Mr. Goldstein disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest.
(5)	Shares held by Summerhill Ventures I LP. Summerhill Venture Partners Inc., in its capacity as general partner of Summerhill Venture Partners LP in its capacity as general partner of Summerhill Ventures I LP, has voting and investment control of these shares. Summerhill Venture Partners Inc. is controlled by the majority vote of its two managing directors, Gary Rubinoff and Joe Catalfamo.
(6)	Includes 2,237,920 shares held by EnerTech Capital Partners II L.P., or ECP II LP, 85,368 shares held by ECP II Interfund L.P., or ECP II Interfund, and 9,997 shares held by EnerTech Capital Partners, L.P., or ECP L.P. ECP II LP and ECP II Interfund are required by their respective partnerships to invest and divest in their investments in parallel. Scott B. Ungerer, a member of the executive board of ECP II Management LLC, may be deemed to share voting and dispositive power over the shares held by ECP II LP and ECP II Interfund; however, he disclaims beneficial ownership of shares held by ECP II LP except to the extent of any pecuniary interest therein. Scott Ungerer, a member of the executive board of EnerTech Management Company Manager, LLC, may be deemed to share voting and dispositive power over the shares held by ECP L.P.; however, he disclaims beneficial power over the shares held by ECP L.P. except to the extent of any pecuniary interest therein.

(7)	Includes 19,451 shares held by the James E. Vander Mey Revocable Living Trust, of which Mr. Vander Mey exercises voting and investment control, and 6,091 shares held by the Barbara O. Vander Mey Living Trust.

Indemnification and Directors’ and Officers’ Liability Insurance

Intellon shall purchase prior to the Closing an insurance and indemnification policy in form and substance reasonably acceptable to Atheros that provides coverage for acts or omissions occurring on or prior to the effective time of the Merger covering each person currently covered by the officers’ and directors’ liability insurance policies of Intellon. For a period of six (6) years following the effective time of the Merger, Atheros shall, and as applicable shall cause the final surviving entity in the Merger and its subsidiaries to, honor and fulfill in all respects the obligations of Intellon and its subsidiaries under each indemnification contract between Intellon and/or its applicable subsidiaries and any of their applicable current or former directors and officers. For a period of six (6) years following the Merger and subject to compliance with applicable state and federal laws, Atheros shall (and shall cause the final surviving entity in the Merger and its subsidiaries to) cause the certificate of incorporation and bylaws (and other similar organizational documents) of the final surviving entity in the Merger and its subsidiaries to contain provisions with respect to indemnification, exculpation and advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions contained in the certificate of incorporation and bylaws (or other similar organizational documents) of Intellon and its subsidiaries as of the date of the Merger, and during such six (6) year period, such provisions shall not, unless required by applicable state and federal laws, be amended, repealed or otherwise modified in any manner that would adversely affect the rights of the Intellon’s directors and officers.

Employment Agreements

Atheros extended an offer of employment to Brian T. McGee, Intellon’s senior vice president and chief financial officer, which was accepted by Mr. McGee. Effective upon the Closing, Mr. McGee will be vice president and general manager with an annual base salary of $270,000 and will be eligible for an annual bonus pursuant to Atheros’ bonus program as determined by the Atheros board of directors with an original target annual bonus set at 45% of his base salary for achievement of baseline objectives with up to an additional 30% of his base salary for achievement of objectives at higher levels. Mr. McGee will also receive, subject to approval by the compensation committee of the board of directors of Atheros, restricted stock units for 30,000 shares of Atheros common stock, with the first 25% of the shares vesting during an open trading window approximately one year after the Closing and the remaining shares vesting quarterly over the next three years.

Pursuant to a severance and change in control agreement between Atheros and Mr. McGee, if he is terminated without cause within 12 months following the Closing, he will receive the following: continued base salary for 15 months following termination, his baseline target annual cash incentive bonus under the bonus plan in effect during the calendar year of the termination and automatic vesting of all of his unvested options and restricted stock units assumed by Atheros in the Merger as of the date of termination. In addition, Atheros will pay the health insurance coverage for him and his enrolled dependents for 15 months following the effective date of termination. In the event Mr. McGee is terminated other than for cause after 12 months following the Closing and prior to a change in control, he will receive the following: a lump severance payment equal to six months of base salary and automatic vesting of all of his unvested options and restricted stock units assumed by Atheros in the Merger as of the date of termination. In addition, Atheros will pay the health insurance coverage for him and his enrolled dependents for six months following the effective date of termination. In the event of a change in control and his employment is terminated without cause or if he terminates his employment for good reason, he will receive the following: a lump severance payment equal to 12 months of base salary, his earned annual cash incentive bonus under the bonus plan in effect for the calendar year immediately prior to the termination, his baseline target annual cash incentive bonus under the bonus plan in effect during the calendar year of the termination, pro rated for the portion of the then current calendar year prior to the date of termination, automatic vesting of all of his unvested options and restricted stock units granted by Atheros prior to such change of control that have been assumed or substituted by the acquiring company as of the date of termination and the extension of the exercise period for his options to the earlier of one year following the termination date or the original expiration date of the options. In addition, Atheros will pay the health insurance coverage for him and his enrolled dependents for 12 months following the effective date of termination.

Atheros also extended an offer of employment to William Earnshaw, Intellon’s senior vice president of engineering, which was accepted by Mr. Earnshaw. Effective upon the Closing, Mr. Earnshaw will be vice president of engineering with an annual base salary of $225,000 and will be eligible for an annual bonus pursuant to Atheros’ bonus program as determined by the Atheros board of directors with an original target annual bonus set at 35% of his base salary for achievement of baseline objectives with up to an additional 25% of his base salary for achievement of objectives at higher levels. Mr. Earnshaw will also receive, subject to approval by the compensation committee of the board of directors of Atheros, restricted stock units for 25,000 shares of Atheros common stock, with the first 25% of the shares vesting during an open trading window approximately one year after the Closing and the remaining shares vesting quarterly over the next three years.

Pursuant to a severance and change in control agreement between Atheros and Mr. Earnshaw, if he is terminated without cause within 12 months following the Closing, he will receive the following: continued base salary for 12 months following termination his baseline target annual cash incentive bonus under the bonus plan in effect during the calendar year of the termination and automatic vesting of all of his unvested options and restricted stock units assumed by Atheros in the Merger as of the date of termination. In addition, Atheros will pay the health insurance coverage for him and his enrolled dependents for 12 months following the effective date of termination. In the event Mr. Earnshaw is terminated other than for cause after 12 months following the Closing and prior to a change in control, he will receive the following: a lump severance payment equal to six months of base salary and automatic vesting of all of his unvested options and restricted stock units assumed by Atheros in the Merger as of the date of termination. In addition, Atheros will pay the health insurance coverage for him and his enrolled dependents for six months following the effective date of termination. In the event of a change in control and his employment is terminated without cause or he terminates his employment for good reason, he will receive the following: a lump severance payment equal to 12 months of base salary at the highest rate in effect during his employment with Atheros, his earned annual cash incentive bonus under the bonus plan in effect for the calendar year immediately prior to the termination, his baseline target annual cash incentive bonus under the bonus plan in effect during the calendar year of the termination, pro rated for the portion of the then current calendar year prior to the date of termination, automatic vesting of all of his unvested options and restricted stock units granted by Atheros prior to such change of control that have been assumed or substituted by the acquiring company as of the date of termination and the extension of the exercise period for his options to the earlier of one year following the termination date or the original expiration date of the options. In addition, Atheros will pay the health insurance coverage for him and his enrolled dependents for 12 months following the effective date of termination.

Atheros also extended an offer of employment to William Casby, Intellon’s vice president – sales, which was accepted by Mr. Casby. Effective upon the Closing, Mr. Casby will be senior director strategic accounts with an annual base salary of $200,850 and will be eligible to participate in the Atheros sales incentive plan with an original target annual bonus set at $108,150 based upon certain corporation objectives and achieving certain sales revenue targets. Mr. Casby will also receive, subject to approval by the compensation committee of the board of directors of Atheros, restricted stock units for 20,000 shares of Atheros common stock, with the first 25% of the shares vesting during an open trading window approximately one year after the Closing and the remaining shares vesting quarterly over the next three years.

If Mr. Casby is terminated without cause within 12 months following the Closing, he will receive the following: continued base salary for 12 months following termination and automatic vesting of all of his unvested options and restricted stock units assumed by Atheros in the Merger as of the date of termination. In addition, Atheros will pay the health insurance coverage for Mr. Casby and his enrolled dependents for 12 months following the effective date of termination.

THE MERGER AGREEMENT

The following summary of the Merger Agreement is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A and incorporated by reference into this discussion.

The Merger Agreement contains representations and warranties Atheros and Intellon made to each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that Atheros and Intellon have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Merger Agreement. Accordingly, you should keep in mind that the representations and warranties are modified in important part by the underlying disclosure schedules. The disclosure schedules contain information that has been included in Atheros’ and Intellon’s general prior public disclosures, as well as additional information, some of which is non-public. Neither Atheros nor Intellon believes that the disclosure schedules contain information that the securities laws require either or both of them to publicly disclose except as discussed in this proxy statement/prospectus. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the agreement, and this information may or may not be fully reflected in the companies’ public disclosures.

Structure of the Merger

Under the Merger Agreement, Merger Sub 1, a direct wholly-owned subsidiary of Atheros, will first merge with and into Intellon. Pursuant to the first merger, Intellon will be the surviving entity and the separate corporate existence of Merger Sub 1 will cease. Immediately after the first merger, Intellon will be merged with and into Merger Sub 2, another direct wholly-owned subsidiary of Atheros. Pursuant to the second merger, Merger Sub 2 will be the surviving entity and the separate corporate existence of Intellon will cease.

Timing of Closing

We expect that the Closing will occur on the day on which the last of the conditions set forth in the Merger Agreement has been satisfied or waived. Prior to the Closing, certificates of merger will be filed with the Secretary of State of the State of Delaware, for each of the first and second mergers with instructions to the Secretary of State of the State of Delaware that the second merger shall become effective immediately after the first merger becomes effective.

Merger Consideration

At the completion of the Merger, each outstanding share of Intellon common stock will be converted into the right to receive, based upon the prior election by the holder of such share:

•	a combination of approximately 0.135 shares of Atheros common stock and $3.60 in cash, which we refer to in this proxy statement/prospectus as the “mixed election”;

•

up to 0.267 shares of Atheros common stock with any portion not paid in stock, due to the proration discussed below, paid in cash, which we refer to in this proxy statement/prospectus as the “stock election”; or

•	up to $7.30 in cash with any portion not paid in cash, due to the proration discussed below, paid in stock, which we refer to in this proxy statement/prospectus as the “cash election.”

Intellon stockholders may elect to receive one of these three combinations of consideration. However, these elections are subject to proration based on (i) Intellon’s capitalization at the Closing, (ii) the number of shares electing each type of consideration, (iii) the requirement in the Merger Agreement to preserve an overall mix such that the Atheros common stock issued in the Merger will constitute between 45% and 55% of the total consideration paid for all of the outstanding shares of Intellon common stock and equity awards, taken together, and (iv) the need to preserve the intended treatment of the transaction as a reorganization within the meaning of Section 368(a) of the Code. As a result, even if you make the stock or cash election, you may receive a prorated amount of cash or Atheros common stock. Intellon stockholders who do not make an election will be deemed to have made the cash election.

Shares of Atheros common stock are traded on the NASDAQ Global Select Market under the symbol “ATHR.”

Explanation of the Proration of the Consideration Elections

The total amount of consideration to be issued in stock and cash in the Merger will be adjusted such that the Atheros common stock issued in the Merger will constitute between 45% and 55% of the total consideration (based on the trading value of the shares of Atheros common stock on September 4, 2009) paid for all outstanding shares of Intellon common stock and equity awards, taken together, and the balance will be in cash. In addition, and prior to any proration of any merger consideration elections, (i) all outstanding awards of Intellon restricted stock units will be converted into the right to receive, upon vesting, 0.267 shares of Atheros common stock, and (ii) all outstanding options to acquire Intellon common stock, other than certain non-assumed options as described below, will be converted into shares of Atheros common stock at the Option Exchange Ratio discussed below. The shares of Atheros common stock to be issued in exchange for the Intellon restricted stock units and the assumed Intellon options will therefore reduce the total amount of Atheros common stock available to be issued in the Merger. Further, and prior to any merger consideration elections, certain options held by persons who are not employees of or consultants to Intellon will be cancelled and converted into the right to receive cash. Therefore cash equal to the product of (A) the aggregate number of shares of Intellon common stock that were issuable upon exercise of such options immediately prior to the effective time and (B) $7.30 will reduce the total amount of cash available to be paid in the Merger. All options held by non-employee members of the Intellon board of directors shall be non-assumed options for purposes of the Merger Agreement. The foregoing is referred to below as the “Pre-Proration Adjustments.”

Subject to the foregoing and based on the number of shares of Intellon common stock, options and restricted stock units outstanding on September 4, 2009 and on the average closing price per share of Atheros’ common stock on such date, the total amount of cash that will be paid to holders of Intellon common stock in the Merger will be equal to approximately $3.60 multiplied by the total number of shares of Intellon common stock outstanding immediately prior to completion of the Merger. The overall amount of Atheros common stock that will be issued in the Merger to holders of Intellon common stock will be equal to approximately the product of (x) the total number of shares of Intellon common stock outstanding immediately prior to completion of the Merger multiplied by (y) 0.135. As discussed above, each election is subject to proration to preserve an overall mix such that the Atheros common stock issued in the Merger will constitute no less than 45% and no more than 55% of the total consideration. Therefore, unless the number of stock elections is significantly greater than the number of cash elections, Intellon stockholders making the cash election will not receive $7.30 in cash for each share of Intellon common stock, but instead will receive a mix of stock and cash calculated to preserve the overall stock and cash mix described above, after taking into account all of the elections made by all of the Intellon stockholders. In all cases, Intellon stockholders who make the cash election will receive at least as much cash as is received by stockholders electing the mixed election. Similarly, if fewer stockholders elect the cash election, Intellon stockholders making the stock election will not receive 0.267 shares of Atheros common stock for each share of Intellon common stock, but instead will receive a mix of stock and cash calculated to preserve the overall stock and cash mix described above, after taking into account all of the elections made by all of the Intellon stockholders. In all cases, Intellon stockholders who make the stock election will receive at least as much stock as is received by stockholders electing the mixed election.

We illustrate below how the proration mechanism will be used. For ease of reference, we refer to the amount of cash derived by multiplying $3.60 by the total number of shares of Intellon common stock outstanding immediately prior to completion of the Merger as the “aggregate cash amount” and we refer to the amount of stock derived by multiplying 0.135 shares of Atheros common stock by the total number of shares of Intellon common stock outstanding immediately prior to the completion of the Merger as the “aggregate stock amount.” The illustration below does not reflect the Pre-Proration Adjustment as the Pre-Proration Adjustment is not determinable at the time this proxy statement/prospectus is being sent to Intellon stockholders.

Proration If Too Much Cash Is Elected

Unless the number of stock elections is significantly greater than the number of cash elections, Intellon stockholders making the cash election will not receive $7.30 in cash per share of Intellon common stock, but instead will receive a mix of stock and cash calculated in the following manner:

•

Step 1: Derive the available cash election amount: The available cash election amount is the aggregate cash amount minus the amount of cash to be paid in respect of shares of Intellon common stock as to which a valid election for the mixed election was made.

•

Step 2: Derive the elected cash amount: The elected cash amount is an amount equal to $7.30 multiplied by the number of shares of Intellon common stock as to which a valid cash election was made or as to which no election was made.

•	Step 3: Derive the cash proration factor: The cash proration factor equals the available cash election amount divided by the elected cash amount.

•	Step 4: Derive the prorated cash merger consideration: The prorated cash merger consideration is an amount in cash equal to $7.30 multiplied by the cash proration factor.

•

Step 5: Derive the prorated stock merger consideration: The prorated stock merger consideration is a number of shares of Atheros common stock equal to (x) 0.267 multiplied by (y) a number equal to 1 minus the cash proration factor.

•

Step 6: Determine the stock and cash mix: Each share of Intellon common stock as to which a valid cash election was made or as to which no election was made will be converted into the right to receive the prorated cash merger consideration and the prorated stock merger consideration.

Proration If Mainly Shares of Atheros Common Stock Are Elected

If there are mainly all stock elections, Intellon stockholders making the stock election will not receive 0.267 shares of Atheros common stock for each share of Intellon common stock, but instead will receive a mix of stock and cash calculated in the following manner:

•

Step 1: Derive the available stock election amount: As stated above, the available stock election amount is the aggregate stock amount minus the amount of stock to be issued in respect of shares of Intellon common stock as to which a valid election for mixed merger consideration was made, minus the amount of stock to be issued in respect of shares of Intellon common stock as to which a valid election for cash merger consideration was made or is deemed to have been made.

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Step 2: Derive the elected stock amount: As stated above, the elected stock amount is an amount equal to 0.267 multiplied by the number of shares of Intellon common stock as to which a valid stock election was made.

•	Step 3: Derive the stock proration factor: The stock proration factor equals the available stock election amount divided by the elected stock amount.

•	Step 4: Derive the prorated stock merger consideration: The prorated stock merger consideration is a number of shares of Atheros common stock equal to 0.267 multiplied by the stock proration factor.

•	Step 5: Derive the prorated cash merger consideration: The prorated cash merger consideration is an amount in cash equal to $7.30 multiplied by an amount equal to 1 minus the stock proration factor.

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Step 6: Determine the stock and cash mix: Each share of Intellon common stock as to which a valid stock election was made will be converted into the right to receive the prorated stock merger consideration and the prorated cash merger consideration.

Explanation of Potential Adjustment to Merger Consideration

In the event that, before the completion of the Merger, any change in the outstanding shares of capital stock of Atheros or Intellon occurs as a result of any reclassification, recapitalization, stock split, or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, the relevant components of the merger consideration will be appropriately adjusted in order to provide Intellon stockholders with the economic effect contemplated by the parties in the Merger Agreement.

Also, if for any reason (including any payments required to dissenting Intellon stockholders), the first merger and the second merger, taken together, would fail to qualify as a reorganization within the meaning of Section 368(a) of the Code, then, if requested by Intellon, the mix of merger consideration will be adjusted only to the extent necessary for the first merger and the second merger, taken together, to qualify as a reorganization within the meaning of Section 368(a) of the Code, subject to certain restrictions set forth in the Merger Agreement.

Potential Value of Merger Consideration

Based on the five-day average closing price of Atheros’ common stock on the NASDAQ Global Select Market on September 4, 2009, which was $27.34, 0.267 shares of Atheros common stock had a value of $7.30 and 0.135 shares of Atheros common stock had a value of $3.70. The value of Atheros common stock will fluctuate prior to completion of the Merger.

Solely for purposes of illustration, the following table reflects the per share amount of cash and the market value of the Atheros common stock that an Intellon stockholder would receive pursuant to the merger consideration, before adjustments are made to achieve an aggregate consideration mix permissible under the terms of the Merger Agreement.

Assumed Market Price (per share of Atheros Common Stock)	Per Share Mixed Election			Per Share Cash Election Cash Amount Paid	Per Share Stock Election Value of 0.267 of an Atheros Share
	Value of 0.135 of an Atheros Share	Cash Amount Paid	Total Value of Mixed Election
$20.00	$2.71	$3.60	$6.31	$7.30	$5.34
$25.00	$3.38	$3.60	$6.98	$7.30	$6.68
$27.34	$3.70	$3.60	$7.30	$7.30	$7.30
$30.00	$4.06	$3.60	$7.66	$7.30	$8.01
$35.00	$4.73	$3.60	$8.33	$7.30	$9.35

The market prices of Atheros common stock used in the above tables, and the assumptions regarding the mix of cash and stock a hypothetical Intellon stockholder would receive are for purposes of illustration only. The price of Atheros common stock fluctuates and may be higher or lower than in these examples at the time of the Closing. In addition, the percentage of cash and Atheros common stock paid in the Merger will depend on the aggregate elections made by Intellon stockholders. In addition, due to the adjustment mechanisms stipulated in the Merger Agreement, the elections of other Intellon stockholders will impact the consideration mix ultimately received by any given stockholder.

Intellon stockholders should consider the potential effects of proration and should obtain current market quotations for shares of Atheros common stock before electing the form of consideration they wish to receive. The market price of shares of Atheros common stock will fluctuate prior to completion of the Merger and thereafter.

Conversion of Shares

At the effective time of the Merger, each outstanding share of Intellon common stock (other than shares held by Intellon, Atheros, Merger Sub 1, Merger Sub 2 and stockholders who properly exercise their dissenters’ rights) will automatically be canceled and retired, will cease to exist and will be converted into the right to the merger consideration elected, subject to proration as described above. Shares of Intellon common stock owned by Intellon, Atheros or Merger Sub 1 and Merger Sub 2 will be canceled in the Merger without payment of any merger consideration.

Following the Merger, Atheros will make available to the exchange agent, the merger consideration to be delivered in respect of shares of Intellon common stock. Atheros has appointed Computershare Trust Company, N.A. to act as exchange agent for the Merger. The Merger Agreement provides that an election form and other appropriate and customary transmittal materials will be mailed together with this proxy statement/prospectus (or at such other time as Atheros and Intellon may agree), to each holder of record of Intellon common stock as of the close of business on the record date for notice of the Intellon special meeting. Each election form will allow the holder to elect its preferred merger consideration. The exchange agent will also make election forms available to holders of Intellon common stock who request such forms prior to the election deadline, which is 5:00 p.m., Eastern Time, on the day before the special meeting, which is currently scheduled for December 11, 2009.

Holders of Intellon common stock who wish to elect the type of merger consideration they will receive in the Merger should carefully review and follow the instructions set forth on the election form. To make an election, an Intellon stockholder must submit a properly completed election form, together with stock certificates representing all shares covered by the election form or confirmation of a book-entry transfer of such shares into the exchange agent’s account at the Depository Trust Company, or DTC, so that the form is actually received by the exchange agent at or prior to the election deadline in accordance with the instructions on the form. Shares of Intellon common stock as to which the holder has not made a valid election prior to the election deadline will be deemed to have elected to receive the cash merger consideration in exchange for each of his or her shares of Intellon common stock.

Once Intellon stockholders deliver their election forms and stock certificates or confirmation of a book-entry transfer to the exchange agent, they may revoke their elections by submitting written notice of revocation to the exchange agent, so that the notice is actually received by the exchange agent at or prior to the election deadline. If an Intellon stockholder revokes his or her election and fails to elect an alternate form of merger consideration, the stockholder will be deemed to have elected to receive the cash merger consideration. If a stockholder’s election is revoked, the exchange agent will return to the holder any stock certificates that the holder may have previously submitted or transfer such shares to the account specified by the holder together with the original election form. Intellon stockholders will not be able to revoke their elections following the election deadline.

Exchange of Intellon Stock Certificates

Promptly after the closing, the exchange agent will send to each holder of Intellon common stock (other than holders who have already surrendered all of their stock with an election form) a letter of transmittal for use in the exchange and instructions explaining how to surrender Intellon shares to the exchange agent. Holders of Intellon common stock who surrender their certificates to the exchange agent or transfer the shares to the exchange agent’s account at DTC, together with a properly completed letter of transmittal, will receive the appropriate merger consideration, subject to the proration discussed above. Holders of unexchanged shares of Intellon common stock will not be entitled to receive any dividends or other distributions payable by Atheros, if any, after the closing until their shares are properly surrendered.

Atheros will not issue any fractional shares in the Merger. Holders of Intellon common stock will receive a cash payment in the amount of the proceeds from the sale of their fractional shares in the market.

Lost Intellon Stock Certificates

If any Intellon stock certificate has been lost, stolen or destroyed, the exchange agent may, in its discretion and as a condition precedent to the payment of cash or the issuance of any certificate representing Intellon common stock in exchange therefor pursuant to the Merger Agreement, require the owner of such certificate to deliver an affidavit, in form and substance reasonably acceptable to Intellon, claiming that such certificate has been lost, stolen or destroyed and a bond in customary amount as indemnity against any claim that may be made with respect to that certificate against Intellon, Atheros or the exchange agent.

Treatment of Intellon Options and Equity Awards

At the effective time of the Merger, (i) each outstanding option to purchase shares of Intellon common stock granted under any of Intellon’s plans and agreements, whether or not vested, will be converted into an option to acquire a number of shares of Atheros common stock equal to the product of (a) the number of shares of Intellon common stock subject to such option immediately prior to the effective time multiplied by (b) the Option Exchange Ratio (as defined below), rounded down to the nearest whole share, provided, however, that certain options held by persons who are not employees, including non-employee members of the Intellon board of directors, or consultants to Intellon will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Intellon common stock that were issuable upon exercise or settlement of such options immediately prior to the effective time and (B) $7.30, less any per share exercise price of such options; (ii) all outstanding awards of Intellon restricted stock units will be converted, on substantially identical terms and conditions applicable to such awards, into restricted stock units of Atheros common stock, except that such restricted stock units will represent the right to receive, upon vesting, 0.267 shares of Atheros common stock; and (iii) each outstanding award of restricted Intellon common stock shall be converted, into the number of shares of restricted Atheros common stock and/or cash, as the case may be, as elected by each holder of restricted Intellon common stock pursuant to the stockholder election, subject to the previously described prorations, and shall be subject to the same forfeiture and other conditions applicable to restricted Intellon common stock immediately prior to the effective time.

The “Option Exchange Ratio” means (i) (A) 0.267008, multiplied by (B) the Elected stock percentage; plus (ii) (A) the quotient obtained by dividing $7.30 by the closing sale price for Atheros common stock on the NASDAQ Global Select Market for the last trading day immediately prior to the closing date, multiplied by (B) the Elected cash percentage.

“Elected cash percentage” means the quotient obtained by dividing (i) the aggregate amount of cash issuable to Intellon stockholders pursuant to the merger consideration by (ii) (A) the aggregate amount of cash issuable pursuant to the merger consideration plus (B) the product of (x) the number of shares of Atheros common stock issuable pursuant to the merger consideration multiplied by (y) $27.34.

“Elected stock percentage” means the quotient obtained by dividing (i) the product of (A) the number of shares of issuable to Intellon stockholders pursuant to the merger consideration multiplied by (B) $27.34, by (ii)(A) the aggregate amount of cash issuable pursuant to the merger consideration plus (B) the product of (x) the number of shares of issuable pursuant to the merger consideration multiplied by (y) $27.34.

The exercise or base price per share of Atheros common stock subject to any such converted option will be an amount equal to (a) the exercise or base price per share of Intellon common stock subject to such option prior to the effective time of the Merger divided by (b) the Option Exchange Ratio, rounded up to the nearest one hundredth of a cent. All other terms of options to purchase Intellon common stock will continue to apply after conversion, including any provisions for the acceleration of vesting.

For additional information on Intellon’s stock-based awards, see “Interests of Intellon Directors and Executive Officers in the Merger” beginning on page 59 of this proxy statement/prospectus.

Covenants

Each of Atheros and Intellon has undertaken various covenants in the Merger Agreement. The following summarizes the more significant of these covenants.

No Solicitation. Intellon has agreed that it and its subsidiaries will not, and that it will cause its and its subsidiaries’ respective officers, directors, employees, advisors and other representatives, directly or indirectly, not to

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solicit, initiate or take any action to knowingly encourage or knowingly facilitate the making of any alternative acquisition proposal involving Intellon or any inquiry with respect to an alternative acquisition proposal;

•	engage in discussions or negotiations with any person with respect to an alternative acquisition proposal or any inquiry with respect thereto;

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furnish or disclose any nonpublic information or, except as required by law, afford access to the business, properties, books or records to, or otherwise assist or take any action to knowingly encourage or facilitate, any effort by any third party that has made, or is considering making, an alternative acquisition proposal;

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fail to make, withdraw or modify the recommendation of the Intellon board of directors that its stockholders approve the Merger, or the Intellon board recommendation, in a manner adverse to Atheros or publicly recommend any alternative acquisition proposal or take any public action or make any public statement inconsistent with the Intellon board recommendation, or collectively, an adverse recommendation change; or

•	enter into any agreement, letter of intent, term sheet or similar instrument relating to an alternative acquisition proposal.

An “alternative acquisition proposal” is any offer or proposal from a third party relating to a:

•	direct or indirect acquisition or purchase of 20% or more of the consolidated net assets of Intellon and its subsidiaries;

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direct or indirect acquisition or purchase of 20% or more of any class of equity or voting securities of Intellon or all of the equity securities of any of its subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of Intellon;

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tender offer or exchange offer that, if completed, would result in any third party owning 20% or more of any class of equity or voting securities of Intellon, or all or substantially all of the equity or voting securities of any of its subsidiaries whose assets, individually or in the aggregate, constitutes 20% or more of the consolidated assets of Intellon; or

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merger, consolidation, share exchange, business combination, sale of substantially all of the assets, reorganization, recapitalization, liquidation, dissolution or similar transaction involving Intellon or any of its subsidiaries that would result in a third party owning 20% or more of the consolidated assets of Intellon.

Prior to the approval of the Merger by the Intellon stockholders, Intellon may, but only in response to a request, to a person making an alternative acquisition proposal to the Intellon board of directors that was not solicited in violation of Intellon’s non-solicitation obligations under the Merger Agreement or the letter agreement dated August 17, 2009, between Atheros and Intellon (which we refer to in this proxy statement/prospectus as the “Letter Agreement”):

•	furnish information with respect to Intellon and its subsidiaries and participate in discussions and negotiate with the person making the alternative acquisition proposal; and

•	make an adverse recommendation change and/or enter into an agreement regarding such superior proposal.

Intellon may only furnish information and participate in discussions as described above, however, if:

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the Intellon board of directors concludes in good faith, after receipt of the advice of its financial advisor and outside legal counsel, that there is a reasonable likelihood that the alternative acquisition proposal will result in a superior proposal and that doing so is necessary for the Intellon board of directors to comply with its fiduciary duties to Intellon’s stockholders;

•	Intellon complies with its obligations to keep Atheros informed as to the details of such offer; and

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the Intellon board of directors receives from the person making the alternative acquisition proposal an executed confidentiality agreement whose material confidentiality terms are, in all material respects, no less favorable to Intellon than those contained in the existing confidentiality agreement between Intellon and Atheros, and any information provided to such person also has been provided or is provided promptly to Atheros.

Intellon must keep Atheros informed of the identity of any potential bidder and the material terms and status of any offer.

A “superior proposal” is a bona fide written alternative acquisition proposal, substituting 50% for each reference to 20% in the definition of alternative acquisition proposal and which:

•	is not solicited in violation of non-solicitation obligations in the Merger Agreement or the Letter Agreement; and

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is on terms that Intellon’s board determines, in its good faith judgment (after consultation with, and taking into account the advice of, its financial advisor and outside legal counsel), are more favorable to Intellon and its stockholders than the Merger and constitutes a transaction that is reasonably capable of being consummated on the terms proposed.

Intellon’s Board of Directors Recommendation to Stockholders. Intellon has agreed that its board will recommend the approval and adoption of the Merger and the Merger Agreement to Intellon’s stockholders. However, prior to the approval of the Merger by the Intellon stockholders, the Intellon board of directors is permitted to make an adverse recommendation change if:

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the Intellon board of directors determines in its good faith judgment, after consulting with its financial advisor and outside legal counsel, that failure to withdraw or modify its recommendation would be inconsistent with fulfilling its fiduciary duty to stockholders;

•	the withdrawal or modification relates to an alternative acquisition proposal, which proposal is a superior proposal;

•	Intellon has given Atheros advance written notice of its decision to make an adverse recommendation change, including the material terms and conditions of the superior proposal;

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Intellon has given Atheros the opportunity, for at least five business days after delivery of that notice, to propose revisions to the Merger Agreement or to make another proposal in response to an alternative acquisition proposal and considered in good faith those revisions or that other proposal and Intellon’s board has determined that the superior proposal would still constitute a superior proposal if such revisions were to be given effect or has determined to make an adverse recommendation change even if such revisions were to be given effect; and

•	Intellon has complied with its obligations under the no solicitation covenant described above under “No Solicitation.”

Interim Operations of Intellon. The Merger Agreement provides that until the effective time of the Merger, Intellon and its subsidiaries will conduct their business in the ordinary course consistent with past practice and in material compliance with applicable law. Intellon has also agreed that during this period it and its subsidiaries will use their commercially reasonable efforts to preserve intact their business organizations, maintain permits and the services of its directors, officers and employees and preserve relationships with third parties with whom they have material business relationships. In addition, Intellon has agreed to the following specific restrictions on the conduct of its business during this period which are subject to exceptions described in the Merger Agreement. Intellon generally has agreed that, except with the prior written consent of Atheros, it will not, and will not permit any of its subsidiaries to:

•	amend its charter or bylaws;

•	effect a stock split, combination or reclassification or declare any dividends by any of its capital stock;

•	redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire any securities of Intellon or its subsidiaries;

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issue or sell any of its capital stock or any securities convertible into its capital stock other than in connection with its employee stock purchase plan in the ordinary course and upon the vesting or exercise of any restricted stock units and options;

•	amend any term of any securities of Intellon or its subsidiaries;

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grant any stock options, restricted stock awards, restricted stock units or other equity awards except for the issuance of stock options to purchase up to 50,000 shares to new employees (i) hired pursuant to requisitions open as of the date of the Merger Agreement or (ii) in the ordinary course of business at exercise prices equal to at least the then-current market price of Intellon stock;

•	make or authorize any capital expenditures in excess of $100,000;

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acquire (by merger or acquisition of stock or assets), or make any loans or investments in, any equity securities, except in a wholly-owned subsidiary of Intellon or in the ordinary course consistent with past practice;

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sell, lease, or otherwise dispose of or create or incur any lien on any business organization’s assets or securities, except sales or dispositions of inventory and other assets pursuant to existing contracts or commitments or in the ordinary course consistent with past practice;

•	adopt a plan of liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

•	create, incur, assume or otherwise become liable with respect to any indebtedness in excess of $150,000;

•	issue debt securities or assume, guarantee, endorse or become responsible for the indebtedness of any other person;

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renew or enter into any contract that restricts or could restrict Intellon or Atheros, after the effective time, from engaging or competing in any line of business; enter into any new line of business outside Intellon’s existing business segments; enter into purchase orders other than in the ordinary course of business; enter into any material contract other than sales of products and nonexclusive licenses granted to customers and purchase of product from suppliers in the ordinary course of business and consistent with past practice or otherwise waive or assign any material rights, claims or benefits;

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enter into any out-bound exclusive license, distribution, marketing or sales contracts, or otherwise dispose of any intellectual property other than sales of products and other non-exclusive license in the ordinary course of business and consistent with past practices or grant “most favored nation” or similar pricing to any person;

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pay, discharge, settle or satisfy any claims, liabilities or obligations to third parties other than in the ordinary course consistent with past practice or in the performance of contracts in accordance with their terms or liabilities or obligations that have been (A) disclosed in Intellon’s most recent financial statements or (B) incurred since the date of Intellon’s most recent financial statements in the ordinary course of business consistent with past practice or in connection with the transactions contemplated by the Merger Agreement;

•	settle or propose to settle any claim, lawsuit or proceeding;

•	abandon any of Intellon’s registered intellectual property;

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fail to keep in force insurance policies or replacement or revised provisions regarding insurance coverage with respect to the assets, products, operations and activities of Intellon and its subsidiaries substantially equal to those currently in effect;

•	grant or increase any severance or termination pay to (or amend any existing arrangement with) any director or officer of Intellon or any of its subsidiaries;

•	increase benefits payable under any existing severance or termination pay policies or employment agreements;

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enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any director, officer or employee of Intellon or any of its subsidiaries (other than Intellon’s standard employment agreements and form offer letters);

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terminate, establish, adopt or amend (except as reasonably necessary to comply with applicable law) any company benefit plan covering any director, officer or employee of Intellon or any of its subsidiaries;

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except as provided for by any existing benefit plan, increase compensation, bonus (other than discretionary bonuses up to an aggregate amount of $50,000) or other benefits payable to any director, officer or employee of Intellon or any of its subsidiaries, or pay any similar benefits;

•	change any method of financial accounting (except as required by concurrent changes in GAAP);

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make or change any tax election, change any tax accounting period, enter into any closing agreement requiring a material amount of taxes, settle any material tax claim or assessment, surrender any right to claim a material tax refund, consent to any extension or waiver as the limitation period applicable to any material tax claim or assessment or file any amended tax return;

•	terminate the employment of certain individuals, or amend or rescind or otherwise materially alter, the employment arrangements of certain individuals;

•	take any action that would reasonably be expected to cause any conditions to the Merger to not be satisfied; or

•	make any representations or issue any communications to current or former employees, independent contractors or directors that are inconsistent with the Merger Agreement.

Best Efforts Covenant. Atheros and Intellon have agreed to commercially reasonable efforts to promptly:

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take all actions and do all things necessary or advisable under the Merger Agreement and applicable laws to complete the Merger and the other transactions contemplated by the Merger Agreement, including obtaining all necessary regulatory or third-party consents, approvals or waivers for consummation of the Merger and preparing and filing all necessary SEC or other regulatory filings; and

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obtain the waiver of each former Intellon officer and director regarding any obligation of Intellon to maintain any standby letter of credit or other third party guarantee in connection with indemnification obligations under any applicable indemnification agreement between such director or officer and Intellon.

Certain Employee Benefits Matters. Atheros has agreed, for 12 months following the effective time of the Merger, to provide Intellon employees who continue as employees of Atheros, for so long as they remain so employed, employee benefits, substantially similar to those received by similarly situated employees of Atheros and to recognize the service of each continuing employee as if such service had been performed with Atheros with respect to any plans or programs in which they are eligible to participate after the effective time for purposes of eligibility for vacation, any health or welfare plan, 401(k) matching contributions and severance plan of general application. Any continuing employee who (i) is not a party to an employment, consulting, change in control or severance agreement or contract providing severance payments or (ii) has not entered into an employment or consulting agreement with Atheros and whose employment is terminated without “cause” within 12 months after the effective time and who signs a release, shall receive severance benefits equal to two weeks of such continuing employee’s annual base salary, plus one week of such continuing employee’s annual base salary for each year of service with Intellon and/or Atheros. Atheros shall assume the obligations, including, without limitation, any severance obligations, under any employment, consulting, change in control or severance agreement or contract providing severance payments between Intellon and any continuing employee.

In addition, Atheros has agreed that, with regard to payments to be made under the Intellon’s annual cash incentive plan and any sales and business development incentive plans, or collectively, the ACIP, for the second half plan period of 2009 (including, without limitation, any payments due from the first half plan period of 2009), if the effective time occurs after the date on which payments to participants under the ACIP are scheduled to be made, Intellon shall make all such payments to the participants on the date or dates determined by Intellon in accordance with the applicable provisions of the ACIP. If the effective time of the Merger occurs prior to the date such payments have been made, Atheros shall pay each participant under the ACIP the payments that would be due under the applicable terms of such plan. If any participant in the ACIP is terminated without “cause” by Atheros, prior to the date such payments are made, then, notwithstanding any provision of the ACIP requiring that the participant remain employed as of an applicable payment date in order to receive payment, Atheros shall pay each such participant terminated without “cause,” the payment that would otherwise have been paid to such person if such person had remained an employee as of the applicable ACIP Payment Date.

In addition, unless otherwise directed by Atheros at least 15 business days prior to the closing date, Intellon has agreed not to take any action to terminate Intellon benefit plans that are self-funded “employee benefit plans” within the meaning of the Employee Retirement Income Security Act of 1974, as amended, or that are intended to include a Code Section 401(k) arrangement. If Intellon is required to terminate its 401(k) plan pursuant to the Merger Agreement, Atheros shall cause a retirement plan that is qualified under Section 401(a) of the Code to accept qualifying direct and indirect rollover distributions of the continuing employees’ balances under Intellon’s 401(k) plan.

Please see “Interests of Intellon Directors and Executive Officers in the Merger,” beginning on page 59 of this proxy statement/prospectus for additional information on employee benefits matters covered in the Merger Agreement as they pertain to the directors and executive officers of Intellon.

Indemnification and Insurance of Intellon Directors and Officers. Atheros has agreed that:

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for six years after the Merger becomes effective and subject to Intellon’s purchase of officers’ and directors’ liability insurance covering acts or omissions occurring prior to the effective time of the Merger by each person currently covered by Intellon’s officers’ and directors’ liability insurance policy, it will cause the certificate of incorporation and bylaws of the surviving corporation to contain indemnification, exculpation and advancement of expenses provisions at least as favorable as those contained in Intellon’s certificate of incorporation and bylaws as of September 8, 2009; and

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it will cause the surviving corporation to honor all indemnification agreements with the individuals who on or prior to the effective time of the Merger were directors, officers and employees in effect as of September 8, 2009.

Other Covenants. The Merger Agreement contains additional mutual covenants of the parties, including agreements: (a) not to jeopardize the intended tax treatment of the Merger, (b) regarding public announcements concerning the Merger and (c) to take all commercially reasonable action needed to minimize the effect of any takeover statute applicable to the Merger. Further, Intellon agrees to duly call and convene a stockholder’s meeting to approve the Merger, to provide Atheros access to information about Intellon, to obtain the resignation of its officers and directors effective as of the effective time, to provide notice of certain events, to give Atheros an opportunity to participate in the defense of any stockholder litigation against Intellon relating to the Merger and cause the transactions contemplated by the Merger Agreement to be exempt under Rule 16b-3 of the Exchange Act. Atheros further agrees to use commercially reasonable efforts to list the Atheros shares to be issued in the Merger on NASDAQ Global Select Market at the effective time of the Merger.

Representations and Warranties

Intellon makes various representations and warranties to Atheros and Merger Sub 1 and Merger Sub 2 in the Merger Agreement. The most significant of these relate to:

•	organization and good standing;

•	corporate authorization to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement;

•	the stockholder vote and governmental approvals required in connection with the contemplated transactions;

•	absence of any conflict with or breach of organizational documents, law or certain material agreements as a result of the contemplated transactions;

•	capitalization and indebtedness;

•	ownership of subsidiaries;

•	filings with the SEC and compliance with NASDAQ Stock Market and Sarbanes-Oxley corporate governance regulations;

•	accuracy and completeness of financial statements;

•	absence of undisclosed material liabilities;

•	absence of affiliate transactions;

•	accuracy of information provided for inclusion in this proxy statement/prospectus;

•	absence of material changes since December 31, 2008 and absence of a material adverse effect since January 30, 2009;

•	compliance with export control laws;

•	compliance with laws, including the Foreign Corrupt Practices Act of 1977, as amended;

•	litigation;

•	material contracts and customer, supplier and distributor status;

•	tax matters;

•	employee benefits matters;

•	intellectual property;

•	environmental matters;

•	insurance;

•	title to and sufficiency of assets and property;

•	brokers’ fees;

•	financial advisor;

•	inapplicability of the Delaware anti-takeover statute; and

•	no additional representations;

In addition, Atheros makes representations and warranties to Intellon relating to:

•	organization and qualification;

•	corporate authorization to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement;

•	governmental approvals required in connection with the contemplated transactions;

•	absence of any conflict with breach of organizational documents, law or certain material agreements as a result of the contemplated transactions;

•	capitalization;

•	filings with the SEC;

•	financial statements;

•	absence of undisclosed liabilities;

•	accuracy of information provided for inclusion in this proxy statement/prospectus;

•	litigation;

•	Merger Sub 1 and Merger Sub 2;

•	brokers;

•	capital resources;

•	no vote required by Atheros stockholders;

•	absence of ownership of Intellon stock by Atheros, Merger Sub 1 and Merger Sub 2; and

•	absence of material changes since June 30, 2009.

The representations and warranties in the Merger Agreement do not survive the closing or termination of the Merger Agreement.

Conditions to the Completion of the Merger

The obligations of Atheros and Intellon to complete the Merger are subject to the satisfaction or, to the extent legally permissible, waiver of the following conditions:

•	approval and adoption by the Intellon stockholders of the Merger Agreement and the Merger;

•	absence of any legal prohibition on completion of the Merger;

•	Atheros’ registration statement on Form S-4, which includes this proxy statement/prospectus, being effective and not subject to any stop order by the SEC;

•	expiration or termination of the HSR Act waiting period;

•	approval for the listing on the NASDAQ Global Select Market of the shares of Atheros common stock to be issued in the Merger;

•	timely filing of SEC reports by Intellon;

•	execution of the license agreement by Intellon;

•	receipt by each party of an officer’s certificate from the other party;

•	if necessary, receipt by Atheros of a FIRPTA affidavit from Intellon;

•	performance in all material respects by the other party of the obligations required to be performed by it at or prior to closing;

•	accuracy as of closing of the representations and warranties made by the other party to the extent specified in the Merger Agreement; and

•	unless such condition is waived by Intellon, receipt by Intellon of an opinion of tax counsel to the effect that the Merger will qualify as a reorganization under Section 368(a) the Code.

For purposes of the Merger Agreement, “material adverse effect” means, with respect to either Atheros or Intellon, as applicable, any event, change or occurrence which, individually or together with any one or more other events, changes or occurrences, (A) has had or is reasonably likely to have, a material adverse effect upon the business, assets, liabilities, the condition (financial or otherwise) or operating results of the respective company and its respective subsidiaries taken as a whole or (B) would prevent Atheros or Intellon from consummating or materially delay, or is reasonably likely to prevent or materially delay, the Merger, or any of the other transactions contemplated by the Merger Agreement. However, none of the following shall constitute a material adverse effect or be considered in determining whether a material adverse effect has occurred or is likely or expected to occur:

•	any changes in general economic business or political conditions except to the extent any changes disproportionately affect Atheros or Intellon and their respective subsidiaries, taken as a whole;

•

any changes in condition generally affecting the industry in which Atheros or Intellon and their respective subsidiaries operate in general except to the extent any changes disproportionately affect Atheros or Intellon and their respective subsidiaries, taken as a whole;

•

any changes in the trading price or trading volume of Atheros’ or Intellon’s common stock or any failure of Atheros or Intellon to meet analysts’ published or internal projections or forecasts or estimates or revenues or earnings in and of itself (as distinguished from any change, event or occurrence giving rise or contributing to such change);

•	changes in GAAP or applicable laws;

•	changes resulting from the compliance by Atheros or Intellon with its obligations under this Agreement;

•

any changes resulting from the announcement of the Merger solely to the extent related to the fact that (a) with respect to Intellon, Atheros and the Merger subsidiaries are the purchasers or (b) with respect to Atheros, that Intellon is the target company;

•	actions or omissions of Atheros or Intellon taken with the prior written consent of the other; and

•	any changes resulting from the outbreak or escalation of hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack.

Termination of the Merger Agreement

Right to Terminate. The Merger Agreement may be terminated at any time prior to the closing in any of the following ways:

•	by mutual written consent of Atheros and Intellon;

•	by either Atheros or Intellon if:

•

the Merger has not been completed by February 26, 2010 provided, however, that in the event that as of February 26, 2010 all conditions to closing have been satisfied or waived other than the antitrust approval, the termination date shall be extended to May 31, 2010; provided further, that in the event that as of May 31, 2010 the antitrust approval has not been obtained and neither Atheros nor Intellon has provided written notice to the other of termination of the Merger Agreement within five business days prior to May 31, 2010, the termination date will be automatically extended to August 31, 2010 (such date, including any such permitted extensions, is referred to in this proxy statement/prospectus as the “outside date”) (but neither Atheros nor Intellon can terminate the Merger Agreement for this reason if its failure to fulfill in any material respect its obligations under the Merger Agreement has resulted in the failure to complete the Merger);

•

the approval of Intellon stockholders has not been obtained by reason of the failure to obtain the required vote at the Intellon special meeting of stockholders or at any adjournment of that special meeting;

•	there is a permanent legal prohibition to closing the Merger; or

•

the other party has breached any of its representations, warranties, covenants or obligations under the Merger Agreement, and that breach would result in the failure to satisfy certain specified closing conditions and is incapable of being cured, or, if capable of being cured, has not been cured prior to the earlier of the outside date and 30 business days after the party alleged to have breached receives written notice of the breach.

•

by Atheros if: (a) an adverse recommendation change has occurred; (b) Intellon fails to include its board recommendation that its stockholders approve the Merger Agreement and the Merger in the proxy statement/prospectus, (c) the Intellon board of directors approves, recommends or adopts, or publicly proposes to approve, recommend or adopt, an alternative acquisition proposal or recommends that its stockholders tender their shares in any tender or exchange constituting an alternative acquisition proposal, (d) Intellon fails to hold the Intellon stockholder meeting within 30 days of the proxy statement/prospectus being declared effective by the SEC (provided that if an amendment to the proxy statement prospectus is required, the date shall be extended to 30 days from the date such amendment is declared effective by the SEC) or (e) Intellon has materially breached its obligations described above under “No Solicitation” and failed to cease all actions and activities constituting such breach within 24 hours of receipt of written notice from Atheros of such breach; or

•

by Intellon if, prior to obtaining stockholder approval, the Intellon board of directors receives a superior proposal and believes after consultation with outside counsel that the failure to accept such proposal would be a breach of its fiduciary duties under applicable law, Intellon has complied with its obligations under the Merger Agreement with respect to the non-solicitation of other acquisition proposals and Intellon agrees to pay the termination fee.

If the Merger Agreement is validly terminated, the agreement will become void without any liability on the part of any party unless the liability arises out of the party’s willful breach. However, certain provisions of the Merger Agreement including those relating to expenses, the termination fees and the confidentiality agreement, will continue in effect notwithstanding termination of the Merger Agreement.

Termination Fees Payable by Intellon. Intellon has agreed to pay Atheros $8.5 million in cash if:

•

Atheros terminates the Merger Agreement because (a) an adverse recommendation change has occurred, (b) Intellon fails to include its board recommendation that its stockholders approve the Merger Agreement and the Merger in the proxy statement/prospectus, (c) the Intellon board of directors approves, recommends or adopts, or publicly proposes to approve, recommend or adopt, an alternative acquisition proposal or recommends that its stockholders tender their shares in any tender or exchange constituting an alternative acquisition proposal, (d) Intellon fails to hold the special meeting within 30 days of the proxy statement/prospectus being declared effective by the SEC (provided that if an amendment to the proxy statement prospectus is required, the date shall be extended to 30 days from the date such amendment is declared effective by the SEC) or (e) Intellon has materially breached its obligations under the Merger Agreement with respect to non-solicitation of other acquisition proposals as described above and failed to cease all actions and activities constituting such breach within 24 hours of written notice from Atheros of such breach;

•

Intellon terminates the Merger Agreement because, prior to obtaining stockholder approval, the Intellon board of directors receives a superior offer proposal and believes after consultation with outside counsel that the failure to accept such proposal would be a breach of its fiduciary duties under applicable law, Intellon has complied with its obligations under the Merger Agreement with respect to the non-solicitation of other acquisition proposals and Intellon agrees to pay the termination fee; or

•

Intellon terminates the Merger Agreement because Intellon’s stockholders fail to approve the Merger and, prior to such termination any third party publicly makes proposes, or discloses an intent to make an alternative acquisition proposal, which proposal was not withdrawn prior to such termination and Intellon enters into a definitive agreement providing for such alternative acquisition proposal within 12 months after the termination of the Merger Agreement and such alternative acquisition is consummated. For purposes of a termination fee on these grounds, all references in the definition of “alternative acquisition proposal” with respect to the percentage of assets or securities of Intellon to be acquired, will be 50% instead of 20%.

Expenses

Except as described above, all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring such costs or expenses.

Amendments; Waivers

Any provision of the Merger Agreement may be amended or waived prior to closing if the amendment or waiver is in writing and signed, in the case of an amendment, by Atheros, Intellon and Merger Sub 1 or Merger Sub 2 or, in the case of a waiver, by the party against whom the waiver is to be effective. After the approval and adoption of the Merger Agreement and approval of the Merger by the stockholders of Intellon, no amendment or waiver that requires further stockholder approval under applicable law or in accordance with rules of any relevant stock exchange, may be made without the further approval of Intellon’s stockholders.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF ATHEROS

The following table sets forth certain consolidated financial data of Atheros. The selected consolidated statements of operations data for the years ended December 31, 2008, 2007 and 2006 and the selected consolidated balance sheet data as of December 31, 2008 and 2007 were derived from the audited consolidated financial statements included in Atheros’ Annual Report on Form 10-K for the year ended December 31, 2008 which is incorporated by reference into this proxy statement/prospectus. The selected consolidated statements of operations data for the years ended December 31, 2005 and 2004 and the selected consolidated balance sheet data as of December 31, 2006, 2005 and 2004 are derived from Atheros’ audited consolidated financial statements, which are not incorporated by reference into this proxy statement/prospectus. The consolidated financial information as of and for the nine month periods ended September 30, 2009 and 2008 is derived from Atheros’ unaudited consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, which is incorporated by reference into this proxy statement/prospectus. You should read these financials together with Atheros’ “Management Discussion and Analysis of Financial Condition and Results of Operations” and Atheros’ historical consolidated financial statements and notes thereto. The historical results are not necessarily indicative of results to be expected in the future. See “Additional Information for Stockholders” beginning on page 116 of this proxy statement/ prospectus.

	Nine Months Ended September 30,		Year Ended December 31,
	2009	2008	2008	2007	2006	2005	2004
	(in thousands, except per share data)
Consolidated Statements of Operations Data:
Net revenue	$356,790	$374,100	$472,396	$416,960	$301,691	$183,485	$169,607
Cost of good sold(1)	186,072	186,458	236,431	209,579	157,918	102,483	91,574

Gross profit	170,718	187,642	235,965	207,381	143,773	81,002	78,033
Operating expenses:
Research and development(1)	92,144	90,860	121,565	100,936	71,084	47,788	42,704
Sales and marketing(1)	42,593	37,913	51,154	38,010	27,189	17,358	15,825
General and administrative(1)	20,980	19,337	25,109	21,189	15,315	10,306	9,828
Amortization of acquired intangible assets(2)	8,350	9,346	12,231	7,402	1,484	—	—
Acquisition-related charges(3)	977	—	—	—	—	—	—
Acquired in-process research and development(4)	—	—	—	4,897	10,836	—	—

Total operating expenses	165,044	157,456	210,059	172,434	125,908	75,452	68,357

Income from operations	5,674	30,186	25,906	34,947	17,865	5,550	9,676
Interest income, net	4,585	6,718	8,878	11,516	8,659	4,854	2,089
Impairment of long-term investments(5)	(2,011)	(10,842)	(15,490)	(2,277)	—	—	—

Income before income taxes	8,248	26,062	19,294	44,186	26,524	10,404	11,765
Income tax (provision) benefit(6)	22,526	(2,432)	(422)	(4,206)	(7,846)	6,284	(941)

Net income	$30,774	$23,630	$18,872	$39,980	$18,678	$16,688	$10,824

Basic net income per share	$0.50	$0.40	$0.32	$0.71	$0.36	$0.34	$0.25

Diluted net income per share	$0.49	$0.38	$0.30	$0.67	$0.34	$0.31	$0.21

Shares used in computing basic net income per share	61,485	59,554	59,804	55,917	51,760	48,777	42,886

Shares used in computing diluted net income per share	63,162	62,062	62,070	59,330	55,494	53,572	51,981

Consolidated Balance Sheet Data:
Cash, cash equivalents and short-term marketable securities	$382,830	$274,105	$293,758	$219,544	$185,906	$173,645	$154,485
Working capital	405,887	327,648	341,844	252,283	204,465	190,399	170,039
Long-term investments	16,486	21,745	16,963	30,453	—	—	—
Total assets	676,152	615,469	615,708	522,137	364,058	239,179	206,363
Total stockholders’ equity	544,443	462,372	471,478	401,457	280,942	196,966	173,040

(1)	Prior to 2006, Atheros elected to follow the intrinsic value-based method prescribed by Accounting Principles Board Opinion 25, Accounting for Stock Issued to Employees, or APB 25, and related interpretations in accounting for employee stock options rather than adopting the alternative fair value accounting provided under Statement of Financial Accounting Standards, or SFAS, No. 123, Accounting for Stock Based Compensation. Therefore, Atheros did not record any compensation expense for stock options it granted to its employees where the exercise price equaled the fair market value of the stock on the date of the grant and the exercise prices, number of shares eligible for issuance under the options and vesting period were fixed. During 2006, Atheros adopted the fair value recognition provisions of SFAS No. 123 (revised 2004), Share-Based Payment, or SFAS 123R, using the modified prospective application method. The Financial Accounting Standards Board, or FASB, introduced the Accounting Standards Codification, or ASC, in July 2009, and therefore the literature previously included in SFAS 123R is currently included in ASC 718 (Topic 718 Stock Compensation).
(2)	During 2006, Atheros recorded $1.5 million of intangible amortization related to the intangible assets purchased in the acquisitions of ZyDAS Technology Corporation and Attansic Technology Corporation. During 2008 and 2007, Atheros recorded $12.2 million and $7.4 million of intangible amortization, respectively, related to the intangible assets purchased in the acquisitions of ZyDAS, Attansic and u-Nav Microelectronics Corporation. During the nine months ended September 30, 2009 and 2008, Atheros recorded $8.4 million and $9.3 million, respectively, of intangible amortization related to the intangible assets purchased in the acquisitions of ZyDAS, Attansic and u-Nav. Atheros amortizes acquisition-related identified intangible assets on a straight-line basis over their estimated economic lives.
(3)	During the nine months ended September 30, 2009, Atheros recorded $1.0 million of transaction charges related to the pending acquisition of Intellon.
(4)	During 2006, Atheros recorded $10.8 million of in-process research and development expenses upon the acquisitions of ZyDAS and the initial 87.7% acquisition of Attansic’s common stock. During 2007, Atheros recorded $4.9 million of in-process research and development related to the acquisitions of the remaining 12.3% of Attansic and u-Nav. These charges were recorded as Atheros determined that the underlying projects had not reached technological feasibility and no alternative future uses existed.
(5)	During 2008 and 2007, Atheros recorded impairment charges of $15.5 million and $2.3 million, respectively, to reduce the carrying value of certain auction-rate securities it holds, with a par value of $32.7 million. During the first nine months of 2009 and 2008, Atheros recorded impairment charges of $2.0 million and $10.8 million, respectively, to reduce the carrying value of certain auction-rate securities it holds. Atheros determined that these impairment charges are other-than-temporary in nature. See the discussion in “Liquidity and Capital Resources” in Part II, Item 7, “Quantitative and Qualitative Disclosures About Market Risk” in Part II. Item 7A, as well as Note 6 to the Consolidated Financial Statements in Item 8 of Atheros’ Annual Report on Form 10-K for the years ended December 31, 2008, which is incorporated by reference into this proxy statement/prospectus, for more detailed information on its investments in auction-rate securities and this impairment charge.
(6)	During 2007, 2006 and 2005, Atheros recorded an income tax benefit of $3.0 million, $1.9 million and $7.5 million, respectively, related to the release of a portion of the valuation allowance previously recorded against its deferred tax assets. In 2008, Atheros recorded a tax benefit of $1.1 million from a change in a state tax filing position. During the nine months ended September 30, 2009, Atheros recorded a tax benefit of $21.7 million related to a favorable resolution of a foreign tax liability.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF INTELLON

The following table sets forth certain consolidated financial data of Intellon. The selected consolidated statements of operations data for the years ended December 31, 2008, 2007, and 2006 and selected consolidated balance sheet data as of December 31, 2008 and 2007 were derived from the audited consolidated financial statements included in Intellon’s Annual Report on Form 10-K for the year ended December 31, 2008, which is incorporated by reference into this proxy statement/prospectus. The selected statements of operations data set forth below for each of the years ended December 31, 2005 and 2004, and the selected consolidated balance sheet data as of December 31, 2006, 2005 and 2004 are derived from Intellon’s audited consolidated financial statements which are not incorporated by reference into this proxy statement/prospectus. Intellon’s consolidated financial statement data as of and for the nine months ended September 30, 2009 and 2008 are derived from Intellon’s unaudited consolidated financial statements, included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, which is incorporated by reference into this proxy statement/prospectus. You should read these financials together with Intellon’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Intellon’s historical consolidated financial statements and notes thereto. The historical results are not necessarily indicative of results to be expected in the future. See “Additional Information for Stockholders” beginning on page 116 of this proxy statement/prospectus.

	Nine Months Ended September 30,		Year Ended December 31,
	2009	2008	2008	2007	2006	2005	2004
	(in thousands, except per share data)
Consolidated Statements of Operations Data:
Revenue	$52,916	$54,554	$75,378	$52,313	$33,718	$16,576	$12,501
Cost of revenue	26,128	31,197	43,181	29,151	18,968	9,494	7,465

Gross profit	26,788	23,357	32,197	23,162	14,750	7,082	5,036
Cost of operations:
Research and development	12,011	12,417	15,946	17,238	10,856	12,019	11,043
Sales and marketing	6,611	6,253	8,138	9,007	7,199	5,274	4,034
General and administrative	6,549	6,281	8,239	5,229	5,089	2,756	2,206
Acquisition-related charges(1)	1,785	—	—	—	—	—	—

Operating loss	(168)	(1,594)	(126)	(8,312)	(8,394)	(12,967)	(12,247)

Other income (expense):
Interest income	130	978	1,172	958	637	524	152
Interest expense	—	—	—	(181)	(61)	(61)	—
Other	(94)	(94)	(126)	(11)	21	(12)	15

Total other income	36	884	1,046	766	597	451	167

Income (loss) before income tax benefit	(132)	(710)	920	(7,546)	(7,797)	(12,516)	(12,080)
Income tax benefit	35	4	1	231	—	—	—

Net income (loss)	(97)	(706)	921	(7,315)	(7,797)	(12,516)	(12,080)
Preferred stock dividends/accretion of redeemable preferred stock	—	—	—	(6,759)	(5,307)	(4,970)	(9,461)

Net income (loss) attributable to common shareholders	$(97)	$(706)	$921	$(14,074)	$(13,104)	$(17,486)	$21,541)

Net income (loss) attributable to common shareholders per common share:
Basic	$(0.00)	$(0.02)	$0.03	$(4.25)	$(9.19)	$(19.41)	$(36.47)

Diluted	$(0.00)	$(0.02)	$0.03	$(4.25)	$(9.19)	$(19.41)	$(36.47)

Weighted-average number of shares used in per share calculations:
Basic	31,098	30,821	30,865	3,311	1,428	901	592

Diluted	31,098	30,821	31,152	3,311	1,428	901	592

Consolidated Balance Sheet Data:
Cash, cash equivalents and short-term investments	$62,252	$56,424	$55,605	$52,074	$24,978	$16,981	$5,288
Total working capital	68,936	65,779	67,468	60,523	27,469	18,106	7,000
Total assets	86,495	83,366	81,221	73,421	38,519	26,505	12,872
Total redeemable convertible preferred stock	—	—	—	—	85,333	63,040	48,296
Shareholders’ equity (deficit)	73,938	70,114	72,212	64,007	(54,498)	(42,107)	(38,786)

(1)	During the nine months ended September 30, 2009, Intellon recorded $1.8 million of transaction charges related to the pending acquisition of Intellon by Atheros.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements are based on the separate historical financial statements of Atheros and Intellon after giving effect to the Merger, and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet as of September 30, 2009 is presented as if the Merger with Intellon had occurred on September 30, 2009. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2009, and year ended December 31, 2008, are presented as if the Intellon Merger had occurred on January 1, 2008 with recurring merger-related adjustments reflected in each of the periods.

The transaction will be accounted for under the acquisition method of accounting in accordance with Accounting Standards Codification, or ASC, Topic 805, Business Combinations, or ASC 805. In merger transactions in which the consideration given is not in the form of cash (that is, in the form of non-cash assets, liabilities incurred, or equity interests issued), measurement of the acquisition consideration is based on the fair value of the consideration given or the fair value of the asset (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable.

Under ASC 805, all the assets acquired and liabilities assumed in a business combination are recognized at their acquisition-date fair value, while transaction costs and restructuring costs associated with the business combination are expensed as incurred. The excess of the acquisition consideration over the fair value of assets acquired and liabilities assumed, if any, is allocated to goodwill. Where the fair value of the consideration transferred for an acquirer’s interest is less than its fair value, or a bargain purchase, the accounting acquirer records a gain at the transaction date. Acquired in-process research and development is recorded at fair value as an indefinite-lived intangible asset at the acquisition date until the completion or abandonment of the associated research and development efforts. Upon completion of development, acquired in-process research and development assets are generally considered amortizable, finite-lived assets. Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense. Subsequent to the Merger, Atheros and Intellon will finalize an integration plan, which may affect how the assets acquired, including intangibles, will be utilized by the combined company. For those assets in the combined company that will be phased out or will no longer be used, additional amortization, depreciation and possibly impairment charges will be recorded after management completes the integration plan.

For purposes of these unaudited pro forma condensed combined financial statements, Atheros and Intellon have made preliminary allocations of the preliminary estimated acquisition consideration based on a mixed election of a combination of approximately 0.135 per share of Atheros common stock and $3.60 in cash for each share of Intellon common stock exchanged. The preliminary estimated acquisition consideration has been allocated to the tangible and intangible assets to be acquired and liabilities to be assumed based on preliminary estimates of their fair value as of October 28, 2009 as described in the accompanying notes. This preliminary allocation of preliminary estimated acquisition consideration is based on available public information and is dependent upon certain estimates, assumptions, valuations and other studies which have not progressed to a stage where there is sufficient information to make a definitive allocation. Accordingly, the estimated acquisition consideration allocation and related pro forma adjustments are preliminary and have been made solely for the purpose of developing such pro forma combined condensed financial statements. In connection with the plan to integrate the operations of Atheros and Intellon, Atheros anticipates that non-recurring charges, such as costs associated with systems implementation, relocation expenses, severance, compensation charges under change of control agreements with certain employees and other costs related to exit or disposal activities, will be incurred. Atheros is not able to determine the timing, nature and amount of these charges as of the date of this proxy statement/prospectus. However, these charges could affect the combined results of operations of Atheros and Intellon, as well as those of the combined company following the merger, in the period in which they are recorded. The unaudited pro forma condensed combined financial statements do not include the effects of the costs associated with any restructuring or integration activities resulting from the transaction, as they are non-recurring in nature and not factually supportable at the time that the unaudited pro forma condensed combined financial statements were prepared. Additionally, these adjustments do not give effect to any synergies that may be realized as a result of the Merger, nor do they give effect to any nonrecurring or unusual restructuring charges that may be incurred as a result of the integration of the two companies.

A final determination of the acquisition consideration and fair values of Intellon’s assets and liabilities, which cannot be made prior to the completion of the transaction, will be based on the actual net tangible and intangible assets of Intellon that exist as of the date of completion of the transaction. Consequently, amounts preliminarily allocated to goodwill and identifiable intangibles could change significantly from those used in the pro forma combined condensed financial statements presented below and could result in a material change in amortization of acquired intangible assets.

The actual amounts recorded as of the completion of the Merger may differ materially from the information presented in these unaudited pro forma condensed combined financial statements as a result of:

•	the ultimate determination of the mix of stock and cash consideration;

•	changes in Atheros’ share price for its common stock;

•	net cash used or generated in Intellon’s operations between signing of the Merger Agreement and completion of the Merger;

•	the timing of the completion of the Merger;

•	other changes in Intellon’s net assets that occur prior to completion of the Merger, which could cause material differences in the information presented below; and

•	changes in the financial results of the combined company, which could change the future discounted cash flow projections.

The unaudited pro forma condensed combined financial statements are provided for informational purposes only. The unaudited pro forma condensed combined financial statements are not necessarily and should not be assumed to be an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. Furthermore, the preparation of the unaudited pro forma condensed combined financial statements and related adjustments required management to make certain assumptions and estimates, and no effect has been given in the unaudited pro forma condensed combined statements of income for synergistic benefits and potential cost savings, if any, that may be realized through the combination of the two companies or the costs that may be incurred in integrating their operations. The unaudited pro forma condensed combined financial statements should be read together with the accompanying notes to the unaudited pro forma condensed combined financial statements, the historical consolidated financial statements of Atheros and accompanying notes included in the Atheros Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, the historical consolidated financial statements of Intellon and accompanying notes included in the Intellon Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, all of which are incorporated by reference into this proxy statement/prospectus, and other information pertaining to Atheros and Intellon contained in this proxy statement/prospectus. See “Selected Historical Consolidated Financial Data of Atheros,” “Selected Historical Consolidated Financial Data of Intellon” and “Additional Information for Stockholders” beginning on pages 84, 86 and 116, respectively, in this proxy statement/prospectus.

Certain reclassifications have been made to conform Intellon’s historical financial statements to Atheros’ historical financial statement presentation.

Unaudited Pro Forma Condensed Combined Balance Sheet

at September 30, 2009

(in thousands)

	Historical
	Atheros	Intellon	Pro Forma Adjustments (Note 3)			Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$122,687	$25,285	$(112,928)	(A	)	$35,044
Short-term marketable securities	260,143	36,967	—			297,110
Accounts receivables, net	61,336	11,231	—			72,567
Inventory	43,178	6,354	3,852	(C	)	53,384
Prepaid expenses, deferred income taxes and other current assets	21,987	1,456	(1,107)	(L	)	22,336

Total current assets	509,331	81,293	(110,183)			480,441
Property and equipment, net	11,923	2,407	—			14,330
Long-term investments	16,486	—	—			16,486
Goodwill	100,862	—	81,449	(D	)	182,311
Acquired intangible assets, net	14,955	—	116,002	(E	)	130,957
Intangible assets, net	—	2,695	(2,695)	(F	)	—
Deferred income taxes and other assets	22,595	100	—			22,695

Total assets	$676,152	$86,495	$84,573			$847,220

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$38,959	$10,157	$—			$49,116
Accrued and other current liabilities	64,485	2,200	902	(G	)	74,215

			6,628	(H	)

Total current liabilities	103,444	12,357	7,530			123,331
Deferred income taxes and other long-term liabilities	28,265	200	43,501	(L	)	71,966
Commitments and contingencies
Stockholders’ equity:
Common stock of Atheros	491,721	—	114,108	(B	)	605,829
Common stock of Intellon	—	209,716	(209,716)	(I	)	—
Accumulated and other comprehensive income	1,838	—	—			1,838
Retained earnings (accumulated deficit)	50,884	(135,778)	135,778	(I	)	44,256

			(6,628)	(H	)

Total stockholders’ equity	544,443	73,938	33,542			651,923

Total liabilities and stockholders’ equity	$676,152	$86,495	$84,573			$847,220

See accompanying notes to unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

for the Year Ended December 31, 2008

(in thousands, except per share data)

	Historical
	Atheros	Intellon	Pro Forma Adjustments (Note 3)			Pro Forma Combined
Net revenue	$472,396	$75,378	$—			$547,774
Cost of goods sold	236,431	43,181	—			279,612

Gross profit	235,965	32,197	—			268,162

Operating expenses:
Research and development	121,565	15,946	(65)	(F	)	137,446
Sales and marketing	51,154	8,138	—			59,292
General and administrative	25,109	8,239	—			33,348
Amortization of acquired intangible assets	12,231	—	23,906	(K	)	36,137

Total operating expenses	210,059	32,323	23,841			266,223

Income (loss) from operations	25,906	(126)	(23,841)			1,939
Interest income, net	8,878	1,046	(3,569)	(J	)	6,355
Impairment of long-term investments	(15,490)	—	—			(15,490)

Income (loss) before income taxes	19,294	920	(27,410)			(7,196)
Income tax (provision) benefit	(422)	1	10,279	(L	)	9,858

Net income (loss)	$18,872	$921	$(17,131)			$2,662

Basic net income per share	$0.32	$0.03				$0.04

Diluted net income per share	$0.30	$0.03				$0.04

Shares used in computing basic net income per share	59,804	30,865	(30,865)	(M	)	64,039

			4,235	(M	)

Shares used in computing diluted net income per share	62,070	31,152	(31,152)	(M	)	66,851

			4,781	(M	)

See accompanying notes to unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

for the Nine Months ended September 30, 2009

(in thousands, except per share data)

	Historical
	Atheros	Intellon	Pro Forma Adjustments (Note 3)			Pro Forma Combined
Net revenue	$356,790	$52,916	$—			$409,706
Cost of goods sold	186,072	26,128	—			212,200

Gross profit	170,718	26,788	—			197,506

Operating expenses:
Research and development	92,144	12,011	(56)	(F	)	104,099
Sales and marketing	42,593	6,611	—			49,204
General and administrative	20,980	6,549	—			27,529
Amortization of acquired intangible assets	8,350	—	17,930	(K	)	26,280
Acquisition-related charges	977	1,785	—			2,762

Total operating expenses	165,044	26,956	17,874			209,874

Income (loss) from operations	5,674	(168)	(17,874)			(12,368)
Interest income (expense), net	4,585	36	(1,558)	(J	)	3,063
Impairment of long-term investments	(2,011)	—	—			(2,011)

Income (loss) before income taxes	8,248	(132)	(19,432)			(11,316)

Income tax benefit	22,526	35	7,287	(L	)	29,848

Net income (loss)	$30,774	$(97)	$(12,145)			$18,532

Basic net income (loss) per share	$0.50	$(0.00)				$0.28

Diluted net income (loss) per share	$0.49	$(0.00)				$0.27

Shares used in computing basic net income (loss) per share	61,485	31,098	(31,098)	(M	)	65,720

			4,235	(M	)

Shares used in computing diluted net income (loss) per share	63,162	31,098	(31,098)	(M	)	67,943

			4,781	(M	)

See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet as of September 30, 2009 and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2009 and the year ended December 31, 2008 are based on the historical financial statements of Atheros and Intellon after giving effect to the Merger and the assumptions and adjustments described in the accompanying notes. It does not reflect cost savings, operating synergies or revenue enhancements expected to result from the Merger or the costs to achieve these cost savings, operating synergies or revenue enhancements.

The pro forma information is presented solely for informational purposes and is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company.

2. Preliminary Estimated Acquisition Consideration

On September 8, 2009, Atheros and Intellon entered into the Merger Agreement pursuant to which Atheros has agreed to acquire all of the outstanding shares of Intellon. Each Intellon stockholder can elect to receive for each Intellon share (1) a combination of approximately 0.135 shares of Atheros common stock and $3.60 in cash; or (2) up to 0.267 shares of Atheros common stock with any portion not paid in stock paid in cash; or (3) up to $7.30 in cash with any portion not paid in cash paid in stock. Intellon stockholders may elect to receive one of these three categories of consideration. The preliminary estimated acquisition consideration used in preparing the condensed combined financial statements was based on the closing price of Atheros common stock on October 28, 2009 of $25.59 and assumed each common share of Intellon is exchanged for 0.135 shares of Atheros common stock and $3.60 in cash. However, these elections are subject to proration based on Intellon’s capitalization at the Closing and also to preserve an overall mix such that the Atheros common stock issued in the Merger will constitute between 45% and 55% of the total consideration. Outstanding Intellon options and restricted stock units, or RSUs, will be assumed by Atheros and converted to options and restricted stock units, respectively, denominated in Atheros common stock as described in the Merger Agreement. The final acquisition consideration will be determined as of the Closing and will be based on the closing price of Atheros common stock at the date of the Closing.

Under the acquisition method of accounting, the total acquisition consideration is allocated to the acquired tangible and intangible assets and assumed liabilities of Intellon based on their estimated fair values as of the Closing. The excess of the acquisition consideration over the fair value of assets acquired and liabilities assumed, if any, is allocated to goodwill.

The allocation of the estimated acquisition consideration is preliminary because the proposed Merger has not yet been completed. The preliminary allocation is based on estimates, assumptions, valuations and other studies which have not progressed to a stage where there is sufficient information to make a definitive allocation. Accordingly, the acquisition consideration allocation pro forma adjustments will remain preliminary until Atheros management determines the final acquisition consideration and the fair values of assets acquired and liabilities assumed. The final determination of the acquisition consideration allocation is anticipated to be completed as soon as practicable after completion of the Merger and will be based on the value of the Atheros share price at the close of the Merger and the actual ratio of actual cash consideration to Atheros’ stock issued as elected by the Intellon stockholders. The final amounts allocated to assets acquired and liabilities assumed could differ significantly from the amounts presented in the unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Continued)

Based on Intellon’s estimated shares of common stock and equity awards outstanding as of September 4, 2009, and assuming that all equity awards remain outstanding as of the Closing, the preliminary estimated acquisition consideration is as follows (in thousands):

Preliminary Estimated Acquisition Consideration
31,369 shares of Intellon exchanged for:
4,235 shares of Atheros common stock	$108,369
Cash	112,928

Employee stock compensation plans:
952 Intellon stock options exchanged for 263 Atheros stock options	3,751
282 Intellon RSUs exchanged for 78 Atheros RSUs	1,988

Total Preliminary Estimated Acquisition Consideration	$227,036

The exact ratio of common stock and cash to be paid in the Merger between Atheros and Intellon cannot be calculated prior to the Closing, but for purposes of the unaudited pro forma condensed combined financial statements Atheros assumed a mixed election of 0.135 shares of Atheros common stock and $3.60 in cash per share of Intellon common stock exchanged. Based on Atheros’ preliminary estimates used for purposes of the unaudited pro forma condensed combined financial statements, Atheros will issue approximately 4.2 million shares of Atheros common stock and pay approximately $112.9 million in cash to Intellon stockholders.

Under the acquisition method of accounting, the total preliminary estimated acquisition consideration as shown in the table above is allocated to Intellon’s tangible and intangible assets and liabilities based on their preliminary estimated fair values as follows: (in thousands):

Preliminary Estimated Acquisition Consideration Allocation
Net tangible assets acquired	$74,193
Deferred tax liabilities	(44,608)
Amortizable intangible assets:
Developed technology	97,162
Customer relationships	13,422
Backlog	1,059
In-process research and development	4,359
Goodwill	81,449

Total Preliminary Estimated Acquisition Consideration Allocation	$227,036

Approximately $111.6 million has been preliminarily allocated to amortizable intangible assets acquired. The amortization related to the preliminary fair value of net amortizable intangible assets is reflected as a pro forma adjustment to the unaudited condensed combined pro forma financial statements.

Identifiable intangible assets. The preliminary fair values of intangible assets were determined based on the provisions of ASC 805, which defines fair value in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (ASC 820). ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal or most advantageous market at the measurement date. Intangible assets were identified that met either the separability criterion or the contractual-legal criterion described in ASC 805. Intangible assets include developed technology, in-process research and development, customer relationships and backlog. Preliminary fair values for developed technology, in-process research and development, customer relationships and backlog were determined based on

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Continued)

the income approach and multi-period excess earnings method. Intangibles (i.e., developed technology and customer relationships) are amortized on a straight-line basis over useful lives ranging from 3 to 5 years.

Acquired in-process research and development is recorded at fair value as an indefinite-lived intangible asset at the acquisition date until the completion or abandonment of the associated research and development efforts. Upon completion of development, acquired in-process research and development assets are generally considered amortizable, finite-lived assets.

Goodwill. Goodwill represents the excess of the preliminary estimated acquisition consideration over the preliminary fair value of the underlying net tangible and intangible assets. In accordance with ASC Topic 350, Intangibles-Goodwill and Other, goodwill will not be amortized, but instead will be tested for impairment at least annually and whenever events or circumstances have occurred that may indicate a possible impairment. In the event management determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of the impairment during the period in which the determination is made.

Deferred tax liabilities. The deferred tax liabilities are primarily associated with the step-up to fair value of identifiable intangible assets. This determination is preliminary and subject to change based upon the final determination of the fair values of the identifiable intangible assets acquired.

3. Preliminary Pro Forma and Acquisition Accounting Adjustments

The pro forma adjustments are as follows:

(A)	To reflect the utilization of Atheros’ cash to fund a portion of the total acquisition consideration.

(B)	To record shares of Atheros common stock and common stock equivalents issued as a result of the Merger, including Intellon common stock equivalents that automatically vest as a result of the change of control.

(C)	To record inventory at estimated fair value.

(D)	To record preliminary goodwill resulting from the Merger. See also Note 2 for a more detailed discussion.

(E)	To record the preliminary estimated identifiable intangible assets, which include developed technology, in-process research and development, customer relationships and backlog. See also Note 2 for a more detailed discussion.

(F)	To eliminate Intellon’s historical intangible assets and to reverse the related historical amortization for the periods presented.

(G)	To reflect estimated automatic non-equity payments arising from change of control provisions in an employment agreement. Atheros has not included any costs related to non-automatic change of control provisions in other employment agreements as the timing and amounts of these payments cannot yet be determined.

(H)	To reflect estimated direct incremental costs of $6.6 million to consummate the Merger and to register the shares issued in the Merger that are not yet reflected in the historical results of Atheros or Intellon at September 30, 2009. An additional $2.8 million of transaction costs have been reflected in the historical results through September 30, 2009, bringing the total estimated direct incremental costs to $9.4 million. Merger costs include fees payable for investment banking services, legal, accounting, Intellon’s directors’ and officers’ insurance liability, printing and other consulting services. Of the $9.4 million, $4.0 million relates to Atheros and $5.4 million relates to Intellon. These costs are expensed as incurred.

(I)	To reflect the elimination of the historical equity balances of Intellon.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Continued)

(J)	To reflect a reduction in interest income due to cash consideration paid by Atheros to Intellon stockholders.

(K)	To record amortization associated with preliminary estimated identifiable intangible assets acquired as a result of the Merger.

(L)	To adjust deferred income taxes, which are primarily associated with preliminary estimated identifiable intangible assets and pro forma adjustments attributable to the Merger. Income tax benefits were calculated using statutory rates, which resulted in a blended statutory tax rate of 37.5% in both the year ended December 31, 2008 and the nine months ended September 30, 2009.

(M)	To eliminate the balances of Intellon shares used in computing basic and diluted net income (loss) per share, and to reflect the expected exchange of Intellon common stock into Atheros common stock.

As noted previously, these unaudited condensed combined financial statements were based on the mixed election of approximately 0.135 shares of Atheros common stock and $3.60 in cash for each share of Intellon stock exchanged. Based upon a closing price of $25.59 for Atheros common stock on October 28, 2009, assuming the maximum stock consideration of 55% and 45% cash consideration, the total preliminary estimated acquisition consideration is estimated to be $226.7 million, consisting of 4.9 million shares of equivalent Atheros common stock and $103.0 million in cash. Assuming the minimum stock consideration of 45% and 55% cash consideration, the total preliminary estimated acquisition consideration is estimated to be $228.1 million, consisting of 4.1 million shares of equivalent Atheros common stock and $125.9 million in cash. Pro forma combined net income attributable to common shares and pro forma combined basic and diluted net income per share attributable to common shares for the periods presented would not be materially impacted under either of these scenarios.

The pro forma information is presented solely for informational purposes and is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

This proxy statement/prospectus is being furnished to Intellon stockholders by the Intellon board of directors in connection with the solicitation of proxies from the holders of Intellon common stock for use at the special meeting of Intellon stockholders and any adjournments or postponements of the special meeting. This proxy statement/prospectus also is being furnished to Intellon stockholders as a prospectus of Atheros in connection with the issuance by Atheros of shares of Atheros common stock to Intellon stockholders in connection with the Merger.

Date, Time and Place

The special meeting of stockholders of Intellon will be held at 10:00 a.m., local time, on December 11, 2009 at the Hyatt Regency Orlando Airport Hotel, 9300 Airport Blvd., Orlando, Florida 32827.

Matters to Be Considered

At the special meeting, Intellon stockholders will be asked:

1.	to consider and vote upon a proposal to approve and adopt the Merger Agreement and approve the Merger pursuant to which Atheros will acquire Intellon in a stock and cash transaction as described herein;

2.	to consider and vote upon a proposal to authorize the proxy holders to adjourn or postpone the special meeting, in their sole discretion, to solicit additional proxies if there are not sufficient votes in favor of proposal 1; and

3.	to transact any other business as may properly be brought before the special meeting or any adjournment or postponement of the special meeting for reasons other than those provided in proposal 2.

INTELLON’S BOARD OF DIRECTORS HAS DETERMINED THAT THE PROPOSED MERGER IS ADVISABLE FOR, FAIR TO, AND IN THE BEST INTERESTS OF INTELLON AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT INTELLON STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT AND TO APPROVE THE MERGER AND AUTHORIZE ANY ADJOURNMENT OF THE SPECIAL MEETING.

Record Date; Voting Information; Required Vote

The close of business on November 5, 2009 has been fixed by the Intellon board of directors as the record date for the determination of those holders of Intellon common stock who are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting. Only holders of record of Intellon common stock at the close of business on the record date will be entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting.

At the close of business on the record date, there were 31,368,946 shares of Intellon common stock outstanding and entitled to vote at the special meeting, held by approximately 327 holders of record. A list of the stockholders of record entitled to vote at the special meeting will be available for examination by Intellon stockholders for any purpose germane to the meeting. The list will be available at the meeting and for ten days prior to the meeting during ordinary business hours by contacting Intellon’s Corporate Secretary at 5955 T. G. Lee Boulevard, Suite 600, Orlando, Florida 32822.

Holders of record of Intellon common stock may vote their shares of Intellon common stock in person at the special meeting or by proxy as described below under “ — Voting by Proxy.”

Each holder of record of shares of Intellon common stock as of the record date is entitled to cast one vote per share at the special meeting on each proposal. The presence, in person or by valid proxy, of the holders of a majority of the shares of Intellon common stock issued and outstanding on the record date constitutes a quorum for the transaction of business at the special meeting. The affirmative vote of at least a majority of the shares of Intellon common stock outstanding as of the record date is required to approve and adopt the Merger Agreement and approve the Merger and approve any adjournment or postponement of the special meeting.

Properly signed proxies that are marked “abstain” are known as abstentions. Properly signed proxies that are held by brokers in street name on behalf of customers who have not provided their broker with specific voting instructions on non-routine matters such as the proposal to approve and adopt the Merger Agreement and approve the Merger are known as broker non-votes. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum exists at the special meeting but will have the same effect as a vote against the proposal to approve and adopt the Merger Agreement and approve the Merger.

Voting in Person

If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote in person at the special meeting, you must bring to the special meeting a proxy from the record holder of the shares authorizing you to vote at the special meeting.

Voting by Proxy

Your vote is very important. Accordingly, please vote by telephone, through the Internet, or complete, sign and return the enclosed proxy card in the self-addressed, postage-prepaid envelope whether or not you plan to attend the special meeting in person. You should vote your proxy even if you plan to attend the special meeting. You can always change your vote at the special meeting. Voting instructions are included on your proxy card. If you properly submit your proxy to Intellon in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. If you properly submit your proxy to Intellon in time to vote, but do not provide voting instructions, one of the individuals named as your proxy will vote your shares for the approval and adoption of the Merger Agreement and approval of the Merger. In each case, this will ensure that your vote is counted at the special meeting, or at any adjournment or postponement of the special meeting, regardless of whether you plan to attend the special meeting.

•

To vote your proxy by mail, mark your selection on, and date, the enclosed proxy card, sign your name exactly as it appears on your proxy card, and return your proxy card in the pre-addressed enclosed envelope. All returned proxy cards that are not revoked will be voted in accordance with the instructions in the proxy card. Returned proxy cards that give no instructions as to how they should be voted on a particular proposal will be counted as votes “for” that proposal.

•

To vote by telephone, please dial the phone number shown on your proxy card, and have your proxy card in hand when you call. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on the day before the special meeting, which is currently scheduled for December 11, 2009.

•

To vote by Internet, please enter the website address shown on your proxy card and have your proxy card in hand when you access the website. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on the day before the special meeting, which is currently scheduled for December 11, 2009.

If your Intellon shares are held in street name by a broker, bank or other nominee, then only your bank, broker or nominee can sign a proxy card with respect to your shares and only upon instructions from you. Therefore, you should provide instructions to your broker, bank or nominee for a proxy card to be signed representing your shares. If your broker, bank or nominee has not sent you a proxy card and requested your instructions, please contact your broker, bank or nominee. Most brokers, banks and nominees have procedures for telephone or Internet voting. Check the materials your broker, bank or nominee sent you or call your account representative for more information. If you do not instruct your broker, bank or nominee how to vote yours shares of Intellon common stock held in street name, these shares will not be voted for the approval and adoption of the Merger Agreement and the adoption of the Merger.

Revocation of Proxies

Except as noted below, you can change your vote at any time before the vote is taken at the special meeting. If you have not voted through your broker or other nominee, you may change your vote by:

•

voting by telephone or through the Internet at a later time, but not later than 11:59 p.m. (Eastern Time) on December 10, 2009, or the day before the meeting date if the special meeting is adjourned or postponed;

•	submitting an executed proxy card bearing a later date than the initial proxy card;

•	delivering a written notice of revocation of your vote, dated later than the date of your initial proxy card, to the Intellon Corporate Secretary ; or

•	voting in person at the special meeting; however, simply attending the special meeting without voting will not revoke an earlier vote.

A written revocation must be received by Intellon’s Corporate Secretary at 5955 T. G. Lee Boulevard, Suite 600, Orlando, Florida 32822, by mail no later than the beginning of voting at the special meeting.

If your shares of Intellon common stock are held in street name, you should follow the instructions of your broker or nominee regarding changing your vote.

All shares voted by telephone, through the Internet, or by submission of an executed proxy card will be voted in accordance with your instructions on the proxy card, unless revoked.

If you make no specification on your proxy card as to how you want your shares voted before signing and returning it, your shares will be voted “for” approval and adoption of the Merger Agreement and approval of the Merger. We intend, with respect to proxy cards that make no specification as to, or those that vote in favor of, the proposal with respect to any procedural matters incident to the conduct of the special meeting, such as adjournment of the special meeting, including for the purpose of soliciting additional proxies, that the shares represented by properly submitted proxy cards will be voted, or not voted, by and at the discretion of the persons named as proxies on the proxy card. However, if you indicate a vote “against” approval and adoption of the Merger Agreement and approval of the Merger but do not indicate a vote on the proposal with respect to procedural matters incident to the conduct of the special meeting, your shares will not be voted for any adjournment of the special meeting for the purpose of soliciting additional votes for approval and adoption of the Merger Agreement and approval of the Merger.

Effects of Abstentions and Broker Non–Votes

Absent specific instructions from the beneficial owner of shares, brokers may not vote shares of Intellon common stock with respect to the approval and adoption of the Merger Agreement and approval of the Merger, or any other matters that may properly come before the special meeting or any adjournment of the special meeting. For purposes of determining approval and adoption of the Merger Agreement and approval of the Merger, abstentions and broker non–votes will have the same effect as a vote against the Merger Agreement and the Merger. For purposes of acting upon any procedural matters incident to the conduct of the meeting (other than adjournment), abstentions and broker non–votes will have no effect on the outcome of the action. For purposes of acting upon any adjournment for the purpose of soliciting additional proxies, abstentions and broker non–votes will have the effect of a vote against the matter.

Share Ownership of Management and Certain Stockholders

As of the record date for the special meeting, directors and executive officers of Intellon and their affiliates beneficially owned in the aggregate approximately 19% of the outstanding shares of Intellon common stock entitled to vote at the special meeting. Certain of these individuals are party to a voting agreement with Intellon and Atheros and therefore have obligations to vote in favor of the Merger Agreement and the Merger.

Solicitation of Proxies

Intellon will bear the costs of soliciting proxies from its stockholders. In addition to soliciting proxies by mail, directors, officers and employees of Intellon, without receiving additional compensation therefore, may solicit proxies by telephone, by facsimile or e-mail or in person. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by those persons, and Intellon will reimburse those brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with those actions. In addition, Innisfree M&A Incorporated, which we refer to as “Innisfree,” has been retained by Intellon to assist in the solicitation of proxies. Innisfree may contact holders of shares of Intellon common stock by mail, telephone, facsimile, email or personal interviews and may request brokers, dealers and other nominee stockholders to forward materials to beneficial owners of shares of Intellon common stock. Innisfree will receive reasonable and customary compensation for its services (estimated at $15,000) and will be reimbursed for certain reasonable out-of-pocket expenses and other customary costs.

Special Meeting Admission

If you wish to attend the special meeting in person, please bring with you valid government-issued photo identification (such as a driver’s license or passport) in order to gain admission to the special meeting. If your shares are held in the name of a bank, broker or nominee, you will have to bring evidence of your ownership of Intellon common stock as of the record date, in addition to valid government-issued photo identification, if you wish to attend the special meeting. If you are a proxy holder for an Intellon stockholder, to gain entry to the special meeting you must bring a validly executed proxy naming you as the proxy holder, signed by an Intellon stockholder who owned Intellon stock as of the record date and a valid government-issued photo identification (such as a driver’s license or passport). However, if the stockholder whose proxy you hold was not a record holder of Intellon common stock as of the record date, you must bring proof of the stockholder’s ownership of Intellon common stock as of the record date, in the form of a letter or statement from a bank, broker or nominee or the voting instruction card provided by the bank, broker or nominee in each case, indicating that the stockholder owned those shares as of the record date. (Please note that in order to attend and vote the stockholder’s shares at the special meeting, you will also need to provide a “legal proxy” from the record holder assigning voting authority to the stockholder.)

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the meeting.

Internet Availability of Proxy Materials

This proxy statement/prospectus, a copy of the form of proxy and Intellon’s 2008 annual report are available on the investor relations section of Intellon’s website at www.intellon.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy to Intellon’s corporate secretary on or before December 4, 2009 to facilitate timely delivery.

COMPARISON OF STOCKHOLDER RIGHTS

The rights of Intellon stockholders under the General Corporation Law of the State of Delaware (the “DGCL”), the Intellon amended and restated certificate of incorporation (referred to in this section as “Intellon’s certificate of incorporation”) and the Intellon amended and restated bylaws (referred to in this section as “Intellon’s bylaws”) prior to the Merger are substantially the same as the rights Atheros stockholders will have following the Merger under the DGCL, the Atheros restated certificate of incorporation (referred to in this section as “Atheros’ certificate of incorporation”) and the Atheros amended and restated bylaws (referred to in this section as “Atheros’ bylaws”), with principal exceptions summarized in the chart below. Copies of Intellon’s certificate of incorporation, Intellon’s bylaws, Atheros’ certificate of incorporation and Atheros’ bylaws are incorporated by reference and will be sent to holders of shares of Intellon common stock upon request. See “Additional Information for Stockholders — Where You Can Find More Information” beginning on page 116 of this proxy statement/prospectus. The summary contained in the following chart does not include a complete description of all differences between the rights of Intellon stockholders and Atheros stockholders or a complete description of the specific rights of these holders and is qualified by reference to the DGCL, Intellon’s certificate of incorporation, Intellon’s bylaws, Atheros’ certificate of incorporation and Atheros’ bylaws.

	Intellon Stockholder Rights	Atheros Stockholder Rights
Authorized Capital Stock	Intellon’s certificate of incorporation authorizes Intellon to issue 130,000,000 shares consisting of 125,000,000 shares of common stock, par value of $0.0001 per share, and 5,000,000 shares of preferred stock, par value of $0.0001 per share.	Atheros’ certificate of incorporation authorizes Atheros to issue 210,000,000 shares consisting of 200,000,000 shares of common stock, par value of $0.0005 per share, and 10,000,000 shares of preferred stock, par value of $0.0005 per share.

Intellon’s board of directors has the authority to issue one or more series of preferred stock, having terms designated by Intellon’s board. Intellon’s board may increase or decrease the number of shares of any series subsequent to the issuance of shares of the series then outstanding.

As of September 30, 2009, there were 31,368,946 shares of common stock and no shares of preferred stock outstanding.

Atheros’ board of directors has the authority to issue one or more series of preferred stock, having terms designated by Atheros’ board. As of September 30, 2009, there were 62,382,866 shares of common stock and no shares of preferred stock outstanding.

	Intellon’s common stock is listed on the NASDAQ Global Market.	Atheros’ common stock is listed on the NASDAQ Global Select Market.

Voting Rights	Each outstanding share of Intellon common stock entitles its holder to one vote on all matters on which stockholders are entitled to vote.	Each outstanding share of Atheros common stock entitles its holder to one vote on all matters on which stockholders are entitled to vote.

	Intellon’s board of directors has the discretion to determine the voting rights of each series of preferred stock.	Atheros’ board of directors has the discretion to determine the voting rights of each series of preferred stock.

Conversion Rights	Intellon common stock is not subject to any conversion rights.	Atheros common stock is not subject to any conversion rights.

	Intellon Stockholder Rights	Atheros Stockholder Rights
Stockholder Proposals

Intellon’s bylaws provide that any stockholder who intends to bring a matter before the stockholders’ meeting must deliver written notice of his or her intent to do so to Intellon’s secretary. For an annual meeting, the secretary must receive the notice no later than 90 calendar days prior to the date that is the one year anniversary of the date of mailing the proxy statement in connection with the previous year’s annual stockholder meeting, unless there was no annual meeting the previous year or the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, in which case the notice must be received no later than the tenth day following the day notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. See the subsection entitled “Nomination of Directors” below for more information.

In any case, the business must be a proper matter for stockholder action and the notice must include:

•     a brief description of each matter desired to be brought before the meeting;

•     the reasons for conducting such business at the annual meeting;

•     the name and address of the proposing stockholder as they appear on Intellon’s books;

•     the class and number of shares of Intellon that are beneficially owned by the stockholder presenting the proposed business;

•     a description of any material interest of the proponent in the business being brought; and

•     any other information required under Regulation 14A of the Exchange Act.

Atheros’ bylaws provide that any stockholder who intends to bring a matter before the annual meeting must deliver timely notice thereof in writing to Atheros’ secretary. To be timely, a stockholder’s notice must be received by the secretary not less than 60 days nor more than 90 days prior to the scheduled date of the meeting; provided, however, that in the event that less than 75 days’ notice or prior public disclosure of the date of scheduled meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the earlier of (a) the close of business on the 15th day following the day on which such notice of the date of the scheduled annual meeting was mailed or such public disclosure was made, whichever first occurs, and (b) two days prior to the date of the scheduled meeting.

A stockholder’s notice shall set forth:

•     a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•     the name and record address of the stockholder proposing such business;

•     the class, series and number of shares of the corporation that are owned beneficially by the stockholder; and

•     any material interest of the stockholder in such business.

	Intellon Stockholder Rights	Atheros Stockholder Rights

Nomination of Directors	The DGCL is silent as to a stockholder’s ability to nominate a director. Intellon’s bylaws provide that an Intellon stockholder may nominate one or more persons for election as directors at an annual or special meeting called for the election of directors, but only if the stockholder delivers written notice of his or her intent to make the nomination to Intellon’s secretary. The timing requirements for receiving the notice are similar to those for receiving notice of stockholder proposals described above.	The DGCL is silent as to a stockholder’s ability to nominate a director. Atheros’ bylaws provide that an Atheros stockholder may nominate one or more persons for election as directors at an annual or special meeting called for the election of directors, but only if the stockholder delivers written notice of his or her intent to make the nomination to Atheros’ secretary. The timing requirements for receiving the notice are similar to those for receiving notice of stockholder proposals described above.

	The notice must include:	The notice must include:

•     name, age, business and residence address of each nominee;

•     principal occupation or employment of each nominee;

•     class and number of Intellon shares of capital stock beneficially owned by each nominee;

•     description of all arrangements between the stockholder and each nominee and any other person pursuant to which the nominations are to be made by the stockholder;

•     such information concerning each nominee as would be required under SEC rules to be included in a proxy statement soliciting proxies for the election of the nominee as a director pursuant to Regulation 14A of the Exchange Act; and

•     a written and signed consent of each nominee to be named in the proxy statement and to serve as a Intellon director if elected.

•     the name, age, business address and residence address of the person;

•     the principal occupation of the person;

•     the class, series and number of shares of capital stock of the corporation that are owned beneficially by the person;

•     a statement as to the person’s citizenship;

•     any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act; and

•     as to the stockholder giving the notice:

•     the name and record address of the stockholder and

•     the class, series and number of shares of Atheros capital stock of Atheros that are owned beneficially by the stockholder.

Atheros may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation.

	Intellon Stockholder Rights	Atheros Stockholder Rights

Advance Notice of Stockholder Meetings	The DGCL requires notice to stockholders of the place (if any), date, and hour, and means of remote communication, if any, of each annual and special stockholders’ meeting at least 10 days, but no more than 60 days, before the meeting date. In the case of a special meeting, the notice must also state the purpose or purposes for which the meeting is called. However, notice of a stockholders’ meeting to vote upon a merger or a sale of all or substantially all of the corporation’s assets, must be delivered at least 20 days before the meeting date.	The DGCL requires notice to stockholders of the place (if any), date, and hour, and means of remote communication, if any, of each annual and special stockholders’ meeting at least 10 days, but no more than 60 days, before the meeting date. In the case of a special meeting, the notice must also state the purpose or purposes for which the meeting is called. However, notice of a stockholders’ meeting to vote upon a merger or a sale of all or substantially all of the corporation’s assets, must be delivered at least 20 days before the meeting date.

	Intellon’s bylaws provide that written notice of the place, date, hour and means of remote communication, if any and, in the case of a special meeting, purposes of a meeting of stockholders, must be given not less than ten nor more than 60 days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at the meeting.	Atheros’ bylaws provide that written notice of meetings shall be given to stockholders not less than 10 or more than 60 prior to the meeting.

Calling Special Meetings of Stockholders	Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any person or persons authorized by the certificate of incorporation or the by-laws.	Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any person or persons authorized by the certificate of incorporation or the by-laws.

	Intellon’s certificate of incorporation provides that a special meeting of stockholders can be called at any time only by the chairman of the board, the chief executive officer or a majority of the board. Intellon’s certificate of incorporation provides that stockholders are not entitled to call a special meeting of stockholders.	Atheros’ certificate of incorporation and amended and restated bylaws provide that a special meeting of stockholders may be called by a majority of the board, the chairman of the board or the chief executive officer.

Quorum	Intellon’s bylaws provide that a majority of the issued and outstanding shares of stock entitled to vote, present in person or represented by proxy, shall constitute a quorum for transacting business at a meeting of stockholders.	Atheros’ bylaws provide that a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for action at a meeting of stockholders.

	Intellon Stockholder Rights	Atheros Stockholder Rights

Number of Directors	Intellon’s bylaws provide that the number of directors shall be fixed from time to time exclusively by the board of directors, subject to any rights of holders of preferred stock to elect additional directors under specified circumstances. Intellon’s board currently consists of seven directors.	Atheros’ bylaws provide that the number of directors shall be not less than 6 nor more than 11, with the exact number to be fixed by the majority of the board of directors. Atheros’ board currently consists of 8 directors.

Classification of Board of Directors

Intellon’s certificate of incorporation and bylaws provide that Intellon’s board of directors is to be divided into three classes, Class I, Class II and Class III, with the classes having an equal or near equal number of directors and the directors of each class entitled to serve for staggered three-year terms.

Upon expiration of the term of each class of directors, directors in that class will be eligible to be elected for a new three-year term at the Annual Meeting of Stockholders in the year in which their term expires.

The initial Class I and Class II directors served until Intellon’s Annual Meetings of Stockholders in 2008 and 2009, respectively. On June 10, 2008, two Class I directors were elected to a three-year term ending 2011. On June 10, 2009, two Class II directors were elected to a three-year term ending 2012. The initial three Class III directors will serve until Intellon’s Annual Meeting of Stockholders in 2010 if the Merger is not consummated.

Atheros’ certificate of incorporation and bylaws provide that Atheros’ board of directors is to be divided into three classes, with the classes having an equal or near equal number of directors and the directors of each class entitled to serve for three-year terms.

Removal of Directors	Generally under the DGCL, a director of a classified board may only be removed with cause, by the affirmative vote of holders of a majority of the shares then entitled to vote at an election of directors.	Generally under the DGCL, a director of a classified board may only be removed with cause, by the affirmative vote of holders of a majority of the shares then entitled to vote at an election of directors.

	Intellon’s certificate of incorporation provides that its stockholders may only remove directors for cause.	Atheros stockholders may remove directors only for cause by the affirmative vote of the majority of stockholders entitled to vote in the election of directors.

	Intellon Stockholder Rights	Atheros Stockholder Rights

Filling of Board Vacancies	Intellon’s certificate of incorporation provides that any vacancy occurring on the board of directors for any reason (including any newly created directorships resulting from any increase in the authorized number of directors) may be filled only by a majority of the remaining directors or by a sole remaining director, with each such director to hold office until the next election of the class for which such director shall have been chosen and his or her successor is duly elected and qualified.	Atheros’ certificate of incorporation provides that any vacancy occurring on the board of directors may be filled by a majority of the directors then in office, with each such director to hold office until a successor is elected at an annual or special meeting of the stockholders.

Action by Written Consent	Intellon’s certificate of incorporation provides that no action of stockholders may be taken except by at an annual or special meeting of the stockholders called in accordance with the bylaws and no action may be taken by the stockholders by written consent.	Atheros’ certificate of incorporation provides that no action of stockholders may be taken by written consent without a meeting.

Amendment of Certificate of Incorporation	The DGCL provides that amendments to the certificate of incorporation require an affirmative vote of a majority of the voting power of the outstanding stock entitled to vote thereon and a majority of the voting power of the outstanding stock of each class entitled to vote thereon separately as a class. However, a corporation’s certificate of incorporation may provide for a greater vote.	The DGCL provides that amendments to the certificate of incorporation require an affirmative vote of a majority of the voting power of the outstanding stock entitled to vote thereon and a majority of the voting power of the outstanding stock of each class entitled to vote thereon separately as a class. However, a corporation’s certificate of incorporation may provide for a greater vote.

Intellon’s certificate of incorporation requires the affirmative vote of at least 66-2/3% of of the voting power of all shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, to amend or repeal any amendment or repeal various provisions of the Intellon certificate of incorporation, including provisions relating to:

•     the adoption, amendment or repeal of bylaws;

•     the number of directors;

•     the classified board;

•     removal and vacancies;

The affirmative vote of at least 66-2/3% of the voting power of Atheros’ outstanding voting stock is required to amend various provisions of the Atheros certificate of incorporation, including provisions relating to:

•     the number of directors;

•     the classified board;

•     vacancies;

•     actions by stockholders by written consent without a meeting;

•     cumulative voting;

•     indemnification; and

	Intellon Stockholder Rights	Atheros Stockholder Rights

•     perpetual existence of the corporation;

•     elections of directors by written ballot;

•     location of meetings of stockholders;

•     actions by stockholders by written consent without a meeting;

•     advance notice provisions;

•     the calling of special meetings;

•     indemnification; and

•     amendments to the certificate of incorporation.

• amendments to the certificate of incorporation.
Amendment of Bylaws	Under the DGCL, the power to adopt, alter and repeal bylaws is vested in the stockholders entitled to vote, except to the extent that a corporation’s certificate of incorporation vests concurrent power in the board of directors.	Under the DGCL, the power to adopt, alter and repeal bylaws is vested in the stockholders entitled to vote, except to the extent that a corporation’s certificate of incorporation vests concurrent power in the board of directors.

	Intellon’s certificate of incorporation provides that the bylaws may be amended by a vote of the majority of the board of directors or by a vote of a majority of the outstanding stock entitled to vote. However, Intellon’s certificate of incorporation provides that any bylaw amendment by the stockholders regarding:	Atheros’ bylaws may be amended by the affirmative vote of 66-2/3% of the outstanding shares of common stock or by a resolution of the board approved by at least 66-2/3% of the total number of directors then in office.

• stockholder meetings; • number of directors; • election, qualification and term of directors; • resignation and vacancies; • removal of directors; • indemnification; or • amendments of the bylaws,

requires a resolution adopted by at least 66-2/3% of the voting power of all the shares of Intellon entitled to vote generally in the election of directors, voting together as a single class.

	Intellon Stockholder Rights	Atheros Stockholder Rights

Stockholder Rights Plan	Intellon does not currently have a stockholder rights plan.	Atheros does not currently have a stockholder rights plan.

Dividends	Subject to any restrictions in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of “surplus” or, if there is no “surplus,” out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors. The capital of the corporation cannot be less than the aggregate par value of all issued shares of capital stock. Net assets equals total assets minus total liabilities. The DGCL also provides that dividends may not be paid out of net profits if the capital of the corporation is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.	Subject to any restrictions in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of “surplus” or, if there is no “surplus,” out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors. The capital of the corporation cannot be less than the aggregate par value of all issued shares of capital stock. Net assets equals total assets minus total liabilities. The DGCL also provides that dividends may not be paid out of net profits if the capital of the corporation is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

	Intellon’s certificate of incorporation gives directors authority to declare dividends from time to time out of any assets of the corporation legally available therefor.	Atheros’ certificate of incorporation gives directors authority to declare dividends from time to time out of any assets of the corporation legally available therefor.

Mergers and Share Exchanges

Under the DGCL, a merger, consolidation or sale of all or substantially all of a corporation’s assets must be approved by the board of directors and by a majority of the outstanding stock of the corporation entitled to vote thereon. However, no vote of stockholders of a constituent corporation surviving a merger is required, unless the corporation provides otherwise in its certificate of incorporation, if:

•     the merger agreement does not amend the certificate of incorporation of the constituent corporation,

Under the DGCL, a merger, consolidation or sale of all or substantially all of a corporation’s assets must be approved by the board of directors and by a majority of the outstanding stock of the corporation entitled to vote thereon. However, no vote of stockholders of a constituent corporation surviving a merger is required, unless the corporation provides otherwise in its certificate of incorporation, if:

•     the merger agreement does not amend the certificate of incorporation of the constituent corporation,

	Intellon Stockholder Rights	Atheros Stockholder Rights

•     each share of stock of the constituent corporation outstanding before the merger is an identical outstanding or treasury share of the surviving corporation after the merger, and

•     either no shares of common stock of the surviving corporation are to be issued or delivered pursuant to the merger or the authorized unissued shares or treasury shares of the surviving corporation to be issued do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective time of the merger.

•     each share of stock of the constituent corporation outstanding before the merger is an identical outstanding or treasury share of the surviving corporation after the merger, and

•     either no shares of common stock of the surviving corporation are to be issued or delivered pursuant to the merger or the authorized unissued shares or treasury shares of the surviving corporation to be issued do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective time of the merger.

Appraisal Rights

The DGCL provides stockholders of a corporation involved in a merger the right to demand and receive payment in cash of the fair value of their stock in certain mergers if the stockholder continuously holds such shares through the effective date of the merger and has neither voted in favor of the merger nor consented thereto in writing. As a general matter, appraisal rights are not available with respect to shares:

•     listed on a national securities exchange, or

•     held of record by more than 2,000 stockholders,

unless holders of shares are required to accept in the merger anything other than any combination of:

•     shares of stock of the surviving corporation in the merger or depository receipts in respect thereof,

•     shares of stock (or depository receipts in respect thereof) of another corporation that, at the effective date of the merger, will be:

•     listed on a national securities exchange, or

The DGCL provides stockholders of a corporation involved in a merger the right to demand and receive payment in cash of the fair value of their stock in certain mergers if the stockholder continuously holds such shares through the effective date of the merger and has neither voted in favor of the merger nor consented thereto in writing. As a general matter, appraisal rights are not available with respect to shares:

•     listed on a national securities exchange, or

•     held of record by more than 2,000 stockholders,

unless holders of shares are required to accept in the merger anything other than any combination of:

•     shares of stock of the surviving corporation in the merger or depository receipts in respect thereof,

•     shares of stock (or depository receipts in respect thereof) of another corporation that, at the effective date of the merger, will be:

•     listed on a national securities exchange, or

Intellon Stockholder Rights	Atheros Stockholder Rights

•     held of record by more than 2,000 holders,

•     cash instead of fractional shares of stock or fractional depository receipts received, and

•     any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs.

Under the DGCL, appraisal rights may be perfected by the following methods:

(i)     if the proposed merger is submitted to a stockholder meeting for approval, then the company must notify each applicable stockholder that appraisal rights are available at least 20 days prior to the meeting. Each stockholder electing to demand appraisal shall deliver a written demand prior to the merger vote; or

(ii)    if the proposed merger does not go to a stockholder meeting, then either the constituent corporation before the merger or the surviving corporation within 10 days thereafter will notify each stockholder of his or her appraisal rights. Each stockholder may then demand appraisal in writing within 20 days of the date of mailing such notice.

•     held of record by more than 2,000 holders,

•     cash instead of fractional shares of stock or fractional depository receipts received, and

•     any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs.

Under the DGCL, appraisal rights may be perfected by the following methods:

(i)     if the proposed merger is submitted to a stockholder meeting for approval, then the company must notify each applicable stockholder that appraisal rights are available at least 20 days prior to the meeting. Each stockholder electing to demand appraisal shall deliver a written demand prior to the merger vote; or

(ii)    if the proposed merger does not go to a stockholder meeting, then either the constituent corporation before the merger or the surviving corporation within 10 days thereafter will notify each stockholder of his or her appraisal rights. Each stockholder may then demand appraisal in writing within 20 days of the date of mailing such notice.

	Intellon Stockholder Rights	Atheros Stockholder Rights

Anti-takeover Statutes and Charter Provisions

Section 203 of the DGCL generally prohibits certain “business combinations,” including mergers, sales and leases of assets, issuances of securities and similar transactions by a corporation or a subsidiary with an interested stockholder who beneficially owns 15% or more of a corporation’s outstanding voting stock, within three years after the person or entity becomes an interested stockholder, unless:

•     the board of directors of the corporation has approved, before the acquisition time, either the business combination or the transaction that resulted in the person becoming an interested stockholder,

•     upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owns at least 85% of the corporation’s voting stock (excluding shares owned by directors who are officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or

•     after the person or entity becomes an interested stockholder, the business combination is approved by the board of directors and authorized by the vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

These restrictions on interested stockholders do not apply under some circumstances, including if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by the Delaware statute regulating business combinations, or if the

Section 203 of the DGCL generally prohibits certain “business combinations,” including mergers, sales and leases of assets, issuances of securities and similar transactions by a corporation or a subsidiary with an interested stockholder who beneficially owns 15% or more of a corporation’s outstanding voting stock, within three years after the person or entity becomes an interested stockholder, unless:

•     the board of directors of the corporation has approved, before the acquisition time, either the business combination or the transaction that resulted in the person becoming an interested stockholder,

•     upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owns at least 85% of the corporation’s voting stock (excluding shares owned by directors who are officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or

•     after the person or entity becomes an interested stockholder, the business combination is approved by the board of directors and authorized by the vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

These restrictions on interested stockholders do not apply under some circumstances, including if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by the Delaware statute regulating business combinations, or if the

	Intellon Stockholder Rights	Atheros Stockholder Rights

corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or by-laws expressly electing not to be governed by these provisions of the DGCL (and such amendment is duly approved by the stockholders entitled to vote thereon).

Section 203 of the DGCL is applicable to Intellon since Intellon’s certificate of incorporation does not contain a provision electing not to be governed by Section 203 of the DGCL.

corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or by-laws expressly electing not to be governed by these provisions of the DGCL (and such amendment is duly approved by the stockholders entitled to vote thereon).

Section 203 of the DGCL is applicable to Atheros since Atheros’ certificate of incorporation does not contain a provision electing not to be governed by Section 203 of the DGCL.

Duties of Directors

There is no provision in the DGCL expressly delineating the standards of conduct for directors.

The Delaware standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing. According to the Delaware Supreme Court, the duty of care requires “directors . . . in managing the corporate affairs . . . to use that amount of care which ordinarily careful and prudent men would use in similar circumstances.” Later case law has established “gross negligence” as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations.

There is no provision in the DGCL expressly delineating the standards of conduct for directors.

The Delaware standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing. According to the Delaware Supreme Court, the duty of care requires “directors . . . in managing the corporate affairs . . . to use that amount of care which ordinarily careful and prudent men would use in similar circumstances.” Later case law has established “gross negligence” as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations.

Limitations on Liability of Directors

The DGCL provides that a corporation may include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. However, the provision may not eliminate or limit the liability of a director for:

•     breach of the duty of loyalty,

The DGCL provides that a corporation may include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. However, the provision may not eliminate or limit the liability of a director for:

•     breach of the duty of loyalty,

	Intellon Stockholder Rights	Atheros Stockholder Rights

•     acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,

•     unlawful payments of dividends, or certain stock repurchases or redemptions, or

•     any transaction from which the director derived an improper personal benefit.

•     acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,

•     unlawful payments of dividends, or certain stock repurchases or redemptions, or

•     any transaction from which the director derived an improper personal benefit.

	Intellon’s certificate of incorporation states that, to the fullest extent authorized or permitted by the DGCL, a director of Intellon shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.	Atheros’ certificate of incorporation states that, to the fullest extent authorized or permitted by the DGCL, a director of Atheros shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Indemnification of Directors and Officers

The DGCL provides that a corporation may indemnify any person who is made a party to any third-party action, suit or proceeding on account of being a director, officer, employee or agent of the corporation (or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding if the person:

•     acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and

•     in a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The DGCL also permits indemnification by a corporation under similar circumstances for expenses (including attorneys’ fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action or suit, except that no indemnification

The DGCL provides that a corporation may indemnify any person who is made a party to any third-party action, suit or proceeding on account of being a director, officer, employee or agent of the corporation (or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding if the person:

•     acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and

•     in a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The DGCL also permits indemnification by a corporation under similar circumstances for expenses (including attorneys’ fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action or suit, except that no indemnification

Intellon Stockholder Rights	Atheros Stockholder Rights
may be made in respect of any claim, issue or matter as to which the person is adjudged to be liable to the corporation unless the Delaware Court of Chancery or the court in which the action or suit was brought determines upon application that the person is fairly and reasonably entitled to indemnity for the expenses which the court deems to be proper.	may be made in respect of any claim, issue or matter as to which the person is adjudged to be liable to the corporation unless the Delaware Court of Chancery or the court in which the action or suit was brought determines upon application that the person is fairly and reasonably entitled to indemnity for the expenses which the court deems to be proper.

To the extent a present or former director or officer is successful in the defense of such an action, suit or proceeding, the corporation is required by the DGCL to indemnify such person for reasonable expenses incurred thereby. Expenses (including attorneys’ fees) incurred by an officer or director in defending any action, suit or proceeding may be paid in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of that person to repay the amount if it is ultimately determined that that person is not entitled to be so indemnified.	To the extent a present or former director or officer is successful in the defense of such an action, suit or proceeding, the corporation is required by the DGCL to indemnify such person for reasonable expenses incurred thereby. Expenses (including attorneys’ fees) incurred by an officer or director in defending any action, suit or proceeding may be paid in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of that person to repay the amount if it is ultimately determined that that person is not entitled to be so indemnified.

Intellon’s certificate of incorporation requires Intellon to indemnify, to the fullest extent permitted by applicable law, any director or officer who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, by reason of the fact that such person is or was a director, officer, employee or agent of Intellon, or at the request of Intellon, is or was serving as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust or other enterprise (including service with respect to employee benefit plans) against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred.	Atheros’ certificate of incorporation requires Atheros to indemnify, to the fullest extent permitted by applicable law, any director or officer who is or was made, or threatened to be made, a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of Atheros or is or was serving at the request of the Atheros as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred.

DESCRIPTION OF ATHEROS CAPITAL STOCK

The following describes the material terms of the capital stock of Atheros. This description is qualified in its entirety by reference to the restated certificate of incorporation and amended and restated bylaws of Atheros which are incorporated herein by reference into this proxy statement/prospectus. See “Additional Information for Stockholders — Where You Can Find More Information” beginning on page 116 of this proxy statement/prospectus for more information about the documents incorporated by reference into this proxy statement/prospectus.

The authorized capital stock of Atheros currently consists of 200,000,000 shares of common stock, par value $0.0005 per share, and 10,000,000 shares of preferred stock, par value $0.0005 per share. As of September 30, 2009, there were 62,382,866 shares of Atheros common stock outstanding.

Atheros Common Stock

The holders of Atheros common stock are entitled to receive such dividends or distributions as are lawfully declared on Atheros common stock, to have notice of any authorized meeting of stockholders, and to one vote for each share of Atheros common stock on all matters which are properly submitted to a vote of Atheros stockholders. As a Delaware corporation, Atheros is subject to statutory limitations on the declaration and payment of dividends. In the event of a liquidation, dissolution or winding up of Atheros, holders of Atheros common stock have the right to a ratable portion of assets remaining after satisfaction in full of the prior rights of creditors, including holders of Atheros’ indebtedness, all liabilities and the aggregate liquidation preferences of any outstanding shares of Atheros preferred stock. The holders of Atheros common stock have no conversion, redemption, preemptive or cumulative voting rights. All outstanding shares of Atheros common stock are, and the shares of Atheros common stock to be issued in the Merger will be, validly issued, fully paid and non-assessable. At September 30, 2009, there were approximately 94 holders of record of Atheros common stock.

Atheros Preferred Stock

Atheros’ restated certificate of incorporation expressly authorizes the board of directors to issue preferred stock in one or more series, to establish the number of shares in any series and to set the designation and preferences of any series and the powers, rights, qualifications, limitations or restrictions on each series of preferred stock.

LEGAL MATTERS

The validity of the Atheros common stock to be issued to Intellon stockholders pursuant to the Merger will be passed upon for Atheros by Pillsbury Winthrop Shaw Pittman LLP, San Francisco, California.

Certain United States federal income tax consequences of the Merger for Intellon will be passed upon by Dechert LLP, Philadelphia, Pennsylvania.

EXPERTS

The consolidated financial statements incorporated by reference in this proxy statement/prospectus from Atheros Communications, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 and the effectiveness of Atheros Communications, Inc.’s internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports which are incorporated by reference in this proxy statement/prospectus and elsewhere in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Ernst & Young LLP, independent registered public accounting firm, has audited Intellon’s consolidated financial statements included in Intellon’s Annual Report on Form 10-K for the year ended December 31, 2008, and the effectiveness of Intellon’s internal control over financial reporting as of December 31, 2008, as set forth in their reports, which are incorporated by reference in this proxy statement/prospectus and elsewhere in the registration statement. Intellon’s financial statements and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2008 are incorporated by reference in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholders may present proper proposals for inclusion in Intellon’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to Intellon in a timely manner. Such proposals must contain the information required by, and delivered in accordance with, Intellon’s bylaws. See “Comparison of Stockholder Rights — Stockholder Proposals.”

Intellon will hold an annual meeting in the year 2010 only if the Merger has not already been completed. Proposals submitted for inclusion in Intellon’s proxy statement for the 2010 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act must be received by the Corporate Secretary at 5955 T. G. Lee Boulevard, Suite 600, Orlando, Florida 32822, on or before January 4, 2010. Under Intellon’s bylaws, stockholder proposals for consideration at the 2010 annual meeting, but not for inclusion in the proxy statement, must be received by the Corporate Secretary no later than February 3, 2010. If the date of the 2010 annual meeting has been changed by more than 30 days from the date of the prior year’s meeting, the deadline for submitting such proposals shall be the earlier of the 10th day following the day on which public announcement of the meeting date is first made. Notice of such proposals must also comply with the provisions of Section 2.14 of Article II of Intellon’s bylaws.

ADDITIONAL INFORMATION FOR STOCKHOLDERS

Where You Can Find More Information

Atheros and Intellon each file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Atheros or Intellon at the SEC’s public reference room at 100 F Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. Their SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

Atheros filed a registration statement on Form S-4 to register with the SEC the Atheros common stock to be issued to Intellon stockholders in the Merger. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of Atheros in addition to being a proxy statement of Intellon for the special meeting of Intellon stockholders. As allowed by SEC rules, this proxy statement/prospectus does not contain all the information you can find in the registration statement or the exhibits to the registration statement.

Documents Incorporated by Reference

The SEC allows us to “incorporate by reference” information into this proxy statement/prospectus, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement/prospectus, except for any information superseded by information in, or incorporated by reference in, this proxy statement/prospectus. This proxy statement/prospectus incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about our companies and their finances.

Atheros SEC Filings (File No. 0-50534)

1.	Annual Report on Form 10-K for the year ended December 31, 2008.

2.	Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

3.	Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

4.	Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.

5.	Current Reports on Form 8-K filed February 6, February 27, April 29, July 22, October 19 and October 27, 2009, and each of the two Current Reports on Form 8-K filed September 8, 2009.

6.	The description of Atheros’ common stock contained in Atheros’ registration statement on Form 8-A, filed December 30, 2003 (File No. 0-50534).

7.	Atheros’ proxy statement on Schedule 14A (and additional definitive proxy statement materials) filed on April 6, 2009.

Intellon SEC Filings (File No. 001-33879)

1.	Annual Report on Form 10-K for the year ended December 31, 2008.

2.	Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

3.	Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

4.	Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.

5.	Current Reports on Form 8-K filed March 16, March 23, April 3, June 10, June 15, August 11, September 8, September 9 and September 10, 2009.

6.	The description of Intellon’s capital stock contained in Intellon’s registration statement on Amendment No. 1 to Form 8-A, filed on December 11, 2007 (File No. 001-33879).

7.	Intellon’s proxy statement on Schedule 14A filed April 28, 2009.

Each of Atheros and Intellon are also incorporating by reference all documents that it files with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement/prospectus and the date of the Intellon stockholder meeting. Atheros and Intellon are not, however, incorporating, in each case, any documents or information that it is deemed to furnish and not file in accordance with SEC rules and regulations.

Atheros has supplied all information contained or incorporated by reference into this proxy statement/prospectus relating to Atheros, and Intellon has supplied all such information relating to Intellon.

If you are a stockholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them through us or the SEC. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this proxy statement/prospectus. You may obtain documents incorporated by reference into this proxy statement/prospectus by requesting them in writing or by telephone from the appropriate party at the following address:

Intellon Corporation	Atheros Communications, Inc.
5955 T. G. Lee Boulevard, Suite 600	5480 Great America Parkway
Orlando, FL 32822	Santa Clara, CA 95054
(407) 428-2800	(408) 773-5200

If you would like to request documents from us, please do so by December 4, 2009, to receive them before the meeting.

You can also get more information by visiting Atheros’ web site at www.atheros.com and Intellon’s web site at www.intellon.com. Web site materials are not part of this proxy statement/prospectus.

You should rely only on the information contained or incorporated by reference into this proxy statement/prospectus to vote on the proposals described in this document. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement/prospectus. This proxy statement/prospectus is dated November 10, 2009. You should not assume that the information contained in the proxy statement/prospectus is accurate as of any date other than such date, and neither the mailing of this proxy statement/prospectus to stockholders nor the issuance of Atheros common stock in the Merger shall create any implication to the contrary.

This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities described in this proxy statement/prospectus, or the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer, solicitation of an offer or proxy solicitation in such jurisdiction.

Annex A

Execution Copy

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

ATHEROS COMMUNICATIONS, INC.,

ICEMAN ACQUISITION ONE CORPORATION,

ICEMAN ACQUISITION TWO LLC,

AND

INTELLON CORPORATION

DATED AS OF

September 8, 2009

Exhibit A	Form of Support Agreement
Exhibit B	Form of Parent Tax Representation Letter
Exhibit C	Form of Company Tax Representation Letter
Exhibit D	Form of License Agreement
Exhibit E	Form of Pillsbury Winthrop Shaw Pittman LLP Tax Opinion

Schedule A	Certain Employee Arrangements

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) is dated and entered into as of September 8, 2009 by and among Atheros Communications, Inc., a Delaware corporation (“Parent”), Iceman Acquisition One Corporation, a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Merger Subsidiary One”), Iceman Acquisition Two LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent (“Merger Subsidiary Two” and together with Merger Subsidiary One, the “Merger Subsidiaries”), and Intellon Corporation, a Delaware corporation (the “Company”). Each of Parent, the Merger Subsidiaries and the Company are referred to herein as a “Party” and together as the “Parties.” All capitalized terms that are used in this Agreement shall have the respective meanings ascribed thereto in ARTICLE 1.

RECITALS

WHEREAS, the Board of Directors of the Company has unanimously (a) determined that it is advisable and in the best interests of the Company and the Company Stockholders to enter into this Agreement and consummate the transactions contemplated hereby pursuant to which, among other things, Merger Subsidiary One will be merged with and into the Company (the “First Step Merger” or the “Merger”) in accordance with Delaware Law, with the Company continuing as the corporation surviving the First Step Merger, (b) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Merger and the other transactions contemplated hereby and (c) resolved and, subject to Section 6.5(b), agreed to recommend approval and adoption of this Agreement and the Merger by the Company Stockholders;

WHEREAS, the Board of Directors or similar governing body of each of Parent, Merger Subsidiary One and Merger Subsidiary Two have approved this Agreement and declared it advisable for Parent, Merger Subsidiary One and Merger Subsidiary Two, respectively, to enter into this Agreement and to consummate the Merger and the other transactions contemplated hereby;

WHEREAS, immediately following the First Step Merger, and as part of a single integrated plan, if the Company has received a Tax Opinion or Alternative Opinion required pursuant to Section 7.3(d), Parent will cause the Company to merge with and into Merger Subsidiary Two, with Merger Subsidiary Two continuing as the surviving entity (the “Second Step Merger;” provided that, if the Second Step Merger occurs, the Second Step Merger shall be included in the meaning of the term the “Merger”);

WHEREAS, the Parties intend that the First Step Merger and the Second Step Merger, taken together, shall qualify for federal income tax purposes as a “reorganization” described in Section 368(a) of the Code and that this Agreement will be, and is hereby, adopted as a plan of reorganization within the meaning of Treasury Regulations Section 1.368-2(g);

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, certain Company Stockholders are entering into agreements, substantially in the form attached hereto as Exhibit A (the “Support Agreements”), pursuant to which such Company Stockholders have agreed, among other things, to vote the shares of Company Stock held by such Company Stockholders in favor of the Merger, subject to the terms of the Support Agreements; and

WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe certain conditions to the Merger as specified herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions

(a) As used herein, the following terms have the following meanings:

“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any offer or proposal from any Third Party relating to, whether in a single transaction or series of related transactions, (A) any acquisition or purchase, direct or indirect, of twenty percent (20%) or more of the consolidated assets (based on fair market value) of the Company and its Subsidiaries or over twenty percent (20%) of any class of equity or voting securities of the Company or all or substantially all of the equity or voting securities of any of its Subsidiaries whose assets, individually or in the aggregate, constitute more than twenty percent (20%) of the consolidated assets (based on fair market value) of the Company, (B) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in a Third Party beneficially owning twenty percent (20%) or more of any class of equity or voting securities of the Company or all or substantially all of the equity or voting securities of any of its Subsidiaries whose assets, individually or in the aggregate, constitute more than twenty percent (20%) of the consolidated assets (based on fair market value) of the Company or (C) a merger, consolidation, share exchange, business combination, sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries that would result in a Third Party owning twenty percent (20%) or more of the consolidated assets (based on fair market value) of the Company.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

“Applicable Law” means, with respect to any Person, any federal (including United States), state, local or foreign law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person.

“Assumed RSU Amount” means that number of shares of Parent Stock equal to the amount determined by (i) multiplying the number of Assumed RSUs by $7.30 and (ii) dividing such number by the Closing Average.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.

“Calculated Option Amount” means that number of shares of Parent Stock equal to the amount determined by (i) multiplying the number of Company Options outstanding immediately prior to the Effective Time (not including any Non-Assumed Options), by $7.30 and (ii) dividing such number by the Closing Average.

“Certificates” means certificates representing shares of Company Stock.

“Closing Average” means $27.34.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by the Company to Parent.

“Company Equity Plans” means the Company’s Third Amended and Restated 2000 Employee Incentive Plan, the Director Stock Plan and the 2007 Equity Incentive Plan, each as amended.

“Company ESPP” means the Company’s 2007 Employee Stock Purchase Plan.

“Company Material Adverse Effect” means any event, change or occurrence which, individually or together with any one or more other events, changes or occurrences, (A) has had, or is reasonably likely to have, a material adverse effect upon the business, assets, liabilities, condition (financial or otherwise) or operating results of the Company and its Subsidiaries taken as a whole; provided, that in no event shall any of the following events, changes, or occurrences constitute a “Company Material Adverse Effect” or be considered in determining whether a “Company Material Adverse Effect” has occurred or is likely or expected to occur: (i) changes in economic, business or political conditions generally, except to the extent that such changes have a materially disproportionate effect (relative to other industry participants) on the Company and its Subsidiaries, taken as a whole, (ii) changes in conditions generally affecting the industry in which the Company and its Subsidiaries operate, except to the extent that such changes have a materially disproportionate effect (relative to other industry participants) on the Company and its Subsidiaries, taken as a whole, (iii) any changes in the trading price or trading volume of the Company Stock or failure of the Company to meet analysts’ published or internal projections or forecasts or estimates of revenues or earnings in and of itself (as distinguished from any change, event or occurrence giving rise to or contributing to such change or failure), (iv) changes in GAAP or Applicable Laws, (v) changes resulting from the compliance by the Company with its obligations under this Agreement, (vi) any changes resulting from the announcement of the Merger solely to the extent related to the fact that Parent and the Merger Subsidiaries are the purchasers, (vii) actions or omissions of the Company taken with the prior written consent of Parent, or (viii) any changes resulting from the outbreak or escalation of hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack, or (B) would prevent the Company from consummating or materially delays, or is reasonably likely to prevent or materially delay, the Merger or any of the other transactions contemplated by this Agreement.

“Company Material Event” means any event, change or occurrence which, individually or together with any one or more other events, changes or occurrences, has had, or is reasonably likely to have, a material adverse impact upon the business, assets, liabilities, condition (financial or otherwise) or operating results of the Company and its Subsidiaries taken as a whole. Without limiting the generality of the foregoing, a Company Material Event shall be deemed to have occurred in the event that:

(a) with respect to Section 4.8, (i) if the Company is required or determines that it is necessary to restate or amend any Company Financials in a manner that is materially adverse to the Company and its Subsidiaries taken as a whole or (ii) the auditor for the Company failed to deliver its fiscal quarter audit review or full year audit opinion prior to the time of the required filing date for the Company’s applicable 10-Q or 10-K; or

(b) with respect to Section 4.12(a), an aggregate reduction of the total work force of the Company in excess of fifteen percent (15%) of the research and development team or twenty percent (20%) in the aggregate from the date of this Agreement, excluding for this purpose employees who resign because, by or before October 7, 2009, such employee has not been provided an offer or assurances of continued employment (i) at the same Company location at which such employee is currently employed, (ii) with benefits as set forth in Section 6.10, and (iii) with substantially similar total compensation to his or her current compensation;

provided, that in no event shall any of the following events, changes, or occurrences be considered in determining whether a “Company Material Event” has occurred or is likely or expected to occur: (i) changes in economic, business or political conditions generally, except to the extent that such changes have a materially disproportionate effect (relative to other industry participants) on the Company and its Subsidiaries, taken as a whole, (ii) changes in conditions generally affecting the industry in which the Company and its Subsidiaries operate, except to the extent that such changes have a materially disproportionate effect (relative to other industry participants) on the Company and its Subsidiaries, taken as a whole, (iii) any changes in the trading price or trading volume of the Company Stock or failure of the Company to meet analysts’ published or internal projections or forecasts or estimates of revenues or earnings in and of itself (as distinguished from any change, event or occurrence giving rise to or contributing to such change or failure), (iv) changes in GAAP or Applicable Laws, (v) changes resulting from the compliance by the Company with its obligations under this Agreement, (vi) any changes resulting from the announcement of the Merger solely to the extent related to the fact that Parent and the Merger Subsidiaries are the purchasers, (vii) actions or omissions of the Company taken with the prior written consent of Parent, or (viii) any changes resulting from the outbreak or escalation of hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack.

“Company Option” means any and all options and other rights to acquire Company Stock, whether issued under any Company Equity Plan or otherwise, except for Company RSUs and any rights to acquire Company Stock pursuant to the Company ESPP.

“Company Restricted Stock Award” means any and all restricted stock awards of Company Stock, whether issued under any Company Equity Plan or otherwise.

“Company RSUs” means any and all restricted stock unit awards with respect to Company Stock, whether issued under any Company Equity Plan or otherwise. For purposes of all calculations hereunder a Company RSU shall be deemed to represent one share of Company Stock.

“Company Stock” means the outstanding common stock, $0.0001 par value per share, of the Company.

“Company Stockholders” means the holders of Company Stock.

“Contract” means any legally binding written or oral contract, agreement, note, bond, indenture, mortgage, guarantee, option, lease (or sublease), license, sales or purchase order, warranty, commitment, or other instrument, obligation, arrangement or understanding of any kind.

“Delaware Law” means the General Corporation Law of the State of Delaware.

“Dissenters’ Cash Amount” means the product of $7.30 and the number of Dissenting Shares.

“Elected Cash Percentage” means the quotient obtained by dividing (i) the aggregate amount of cash issuable pursuant to the Merger Consideration by (ii)(A) the aggregate amount of cash issuable pursuant to the Merger Consideration plus (B) the product of (x) the number of Parent Shares issuable pursuant to the Merger Consideration multiplied by (y) the Closing Average.

“Elected Stock Percentage” means the quotient obtained by dividing (i) the product of (A) the number of Parent Shares issuable pursuant to the Merger Consideration multiplied by (B) the Closing Average by (ii)(A) the aggregate amount of cash issuable pursuant to the Merger Consideration plus (B) the product of (x) the number of Parent Shares issuable pursuant to the Merger Consideration multiplied by (y) the Closing Average.

“Equity Interest” means any share, capital stock, partnership, membership, unit or similar ownership interest in any entity and any option, warrant, right or security convertible, exchangeable or exercisable therefor.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any transnational, domestic or foreign federal, state or local, governmental authority, department, court, agency or official, including any political subdivision thereof.

“knowledge” of (a) the Company shall mean the knowledge of the Company’s chief executive officer, president, chief financial officer, general counsel and executive officers set forth in Section 1.1 of the Company Disclosure Schedule, in each case after reasonable inquiry, including but not limited to, inquiry of members of the Company’s Board of Directors to the extent such would constitute reasonable inquiry in the reasonable judgment of the individuals set forth in Section 1.1 of the Company Disclosure Schedule, and (b) any Person (other than the Company) that is not an individual means the knowledge of such Person’s officers after reasonable inquiry.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset.

“Maximum Cash Amount” shall mean fifty-five percent (55%) of the Purchase Price.

“Maximum Stock Amount” means the lesser of (i) fifty-five percent (55%) of the Purchase Price divided by the Closing Average and (ii) the Purchase Price minus the Total Cash Amount divided by the Closing Average.

“NASDAQ” means The NASDAQ Stock Market.

“Non-Assumed Option Cash Amount” means the aggregate amount equal to the product obtained by multiplying (i) the aggregate number of shares of Company Stock that were issuable upon exercise of such Non-Assumed Options immediately prior to the Effective Time (for these purposes, after giving effect to any applicable vesting acceleration provisions but not assuming any net exercise) and (ii) $7.30.

“Order” means any judgment, decision, decree, injunction, ruling, writ, assessment or order of any Governmental Authority that is binding on any Person or its property under Applicable Law.

“Parent Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by Parent to the Company.

“Parent Material Adverse Effect” means any event, change or occurrence which, individually or together with any one or more other events, changes or occurrences, (A) has had, or is reasonably likely to have, a material adverse effect upon the business, assets, liabilities, condition (financial or otherwise) or operating results of Parent and its Subsidiaries taken as a whole; provided, that in no event shall any of the following events, changes, or occurrences constitute a “Parent Material Adverse Effect” or be considered in determining whether a “Parent Material Adverse Effect” has occurred or is likely or expected to occur: (i) changes in economic, business or political conditions generally, except to the extent that such changes have a materially disproportionate effect (relative to other industry participants) on Parent and its Subsidiaries, taken as a whole, (ii) changes in conditions generally affecting the industry in which Parent and its Subsidiaries operate, except to the extent that such changes have a materially disproportionate effect (relative to other industry participants) on Parent and its Subsidiaries, taken as a whole, (iii) any changes in the trading price or trading volume of Parent Stock or any failure of Parent to meet analysts’ published or internal projections or forecasts or estimates or revenues or earnings in and of itself (as distinguished from any change, event or occurrence giving rise to or contributing to such change), (iv) changes in GAAP or Applicable Laws, (v) changes resulting from the compliance by Parent with its obligations under this Agreement, (vi) any changes resulting from the announcement of the Merger which are solely related to the fact that the Company is the target company, (vii) actions or omissions of Parent taken with the prior written consent of the Company, or (viii) any changes resulting from the outbreak or escalation of hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack, or (B) would prevent Parent from consummating or materially delays, or is reasonably likely to prevent or materially delay, the Merger or any of the other transactions contemplated by this Agreement.

“Parent Stock” means the common stock, $0.0005 par value per share, of Parent.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Purchase Price” shall mean $7.30 multiplied by the sum of (i) the number of shares of capital stock of the Company issued and outstanding immediately prior to the Effective Time; plus (ii) the Assumed Options; plus (iii) the Assumed RSUs; plus (iv) Non-Assumed Options.

“Representatives” means, with respect to a Person, such Person’s officers, directors, employees, investment bankers, attorneys, accountants, consultants and other agents and advisors.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means, with respect to any Person, corporation, limited liability company, partnership or other entity or organization of which such Person (either alone or through or together with any other Subsidiary of such Person), owns, directly or indirectly, a majority of the stock or other Equity Interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such entity or organization.

“Superior Proposal” means any bona fide, written Acquisition Proposal (for this purpose, substituting “fifty percent (50%)” for each reference to “twenty percent (20%)” in the definition of Acquisition Proposal) received after the date of this Agreement that was not solicited prior to the date hereof in violation of the Letter Agreement or after the date hereof in violation of Section 6.5 and which the Board of Directors of the Company determines in good faith (after consultation with its outside legal counsel and financial advisors) (a) is reasonably capable of being consummated on the proposed terms and (b) if consummated, would result in a transaction more favorable to the Company Stockholders than the Merger.

“Third Party” means any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Company or any of its Subsidiaries or Parent or any of its Subsidiaries.

“Total Cash Amount” shall mean the sum of (i) the Mixed Election Cash Amount; plus (ii) the Per Share Cash Election Cash Consideration multiplied by the number of Cash Election Shares (the “Cash Election Cash Amount”); plus (iii) the Per Share Stock Election Cash Consideration multiplied by the number of Stock Election Shares (the “Stock Election Cash Amount”); plus (iv) the Non-Assumed Option Cash Amount; plus (v) the Dissenters’ Cash Amount; provided, however, that the Total Cash Amount shall not exceed the Maximum Cash Amount.

“Uncertificated Shares” means uncertificated shares of Company Stock.

(b) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
ACIP	Section 6.10(e)
ACIP Payment Date	Section 6.10(e)
Adverse Recommendation Change	Section 6.5(a)
Agreement	Preamble
Assumed Options	Section 2.6(a)
Assumed RSUs	Section 2.6(b)
Alternative Opinion	Section 7.3(d)
Bankruptcy and Equity Exceptions	Section 4.2(a)
Cash Election	Section 2.5(a)(i)(B)
Cash Election Share	Section 2.5(a)(i)(B)
Cash Election Stock Amount	Section 2.5(a)(i)(C)
Closing	Section 2.1
Closing Date	Section 2.1
COBRA	Section 4.19(e)
Company	Preamble
Company Benefit Plan	Section 4.19(a)
Company Board Recommendation	Section 4.2(b)
Company Financial Statements	Section 4.8
Company Intellectual Property	Section 4.20(c)
Company IPO Date	Section 4.7(b)
Company Patents	Section 4.20(b)
Company Permits	Section 4.13(a)
Company Preferred Stock	Section 4.5(a)
Company Registered Copyrights	Section 4.20(b)
Company Registered IP	Section 4.20(b)
Company Registered Marks	Section 4.20(b)
Company Restricted Stock	Section 2.5(a)(ii)
Company SEC Documents	Section 4.7(a)
Company Securities	Section 4.5(b)
Company Stockholder Approval	Section 4.2(a)
Company Stockholder Meeting	Section 6.4(a)
Company Subsidiary Securities	Section 4.6(b)
Company Termination Fee	Section 8.3(a)
Confidentiality Agreement	Section 6.5(d)
Continuing Employees	Section 6.10(a)
Contributor	Section 4.20(c)
Copyrights	Section 4.20(a)
Decreased Shares	Section 2.5(a)(i)(E)
Dissenting Shares	Section 2.5(f)
D&O Insurance	Section 6.11(a)
Effective Time	Section 2.3(a)
Election Deadline	Section 2.7(b)
Election Form	Section 2.7(a)
Election Form Record Date	Section 2.7(a)
Environmental Law	Section 4.21(a)
Environmental Permit	Section 4.21(a)
ERISA Affiliate	Section 4.19(d)
Excess Stock Amount	Section 2.5(a)(i)(D)

Term	Section
Exchange Agent	Section 2.8(a)
Exchange Fund	Section 2.8(b)
Export Approvals	Section 4.14(b)
FCPA	Section 4.15
Final Surviving Entity	Section 2.2(b)
Financing	Section 5.13
First Certificate of Merger	Section 2.3(a)
First Step Merger	Recitals
Hazardous Substances	Section 4.21(a)
Indebtedness	Section 4.5(c)
Indemnified Person	Section 6.11(a)
Insurance Policies	Section 4.22
Intellectual Property	Section 4.20(a)
Interim Surviving Corporation	Section 2.2(a)
IRS	Section 4.19(a)
Leased Property	Section 4.23(c)
Letter Agreement	Section 6.5(b)
Mailing Date	Section 2.7(a)
Marks	Section 4.20(a)
Material Contract	Section 4.17(b)
Merger	Recitals
Merger Consideration	Section 2.5(a)
Merger Proposal	Section 6.4(a)
Merger Subsidiaries	Preamble
Merger Subsidiary One	Preamble
Merger Subsidiary Two	Preamble
Mixed Consideration Election Share	Section 2.5(a)(i)(A)
Mixed Election	Section 2.5(a)(i)(A)
Mixed Election Cash Amount	Section 2.5(a)(i)(B)
Mixed Election Stock Amount	Section 2.5(a)(i)(C)
Non-Assumed Options	Section 2.6(a)
Option Exchange Ratio	Section 2.6(a)
Option Stock Amount	Section 2.6(a)
Outside Date	Section 8.1(b)(i)
Parent	Preamble
Parent Financial Statements	Section 5.7
Parent Preferred Stock	Section 5.5
Parent SEC Documents	Section 5.6
Party	Preamble
Patents	Section 4.20(a)
Permitted Liens	Section 4.23(a)
Per Share Cash Election Cash Consideration	Section 2.5(a)(i)(B)
Per Share Cash Election Stock Consideration	Section 2.5(a)(i)(B)
Per Share Mixed Consideration	Section 2.5(a)(i)(A)
Per Share Mixed Election Cash Amount	Section 2.5(a)(i)(A)
Per Share Mixed Election Stock Amount	Section 2.5(a)(i)(A)
Per Share Stock Election Cash Consideration	Section 2.5(a)(i)(C)
Per Share Stock Election Stock Consideration	Section 2.5(a)(i)(C)
Property Leases	Section 4.23(c)
Proxy Statement/Prospectus	Section 6.3(a)

Term	Section
Registration Statement	Section 5.9(a)
Regulation M-A Filing	Section 6.3(c)
Required Meeting Date	Section 8.1(c)(ii)
Second Certificate of Merger	Section 2.3(b)
Second Effective Time	Section 2.3(b)
Second Step Merger	Recitals
Stock Election	Section 2.5(a)(i)(C)
Stock Election Share	Section 2.5(a)(i)(C)
Stock Election Shortfall Amount	Section 2.5(a)(i)(C)
Stock Election Stock Amount	Section 2.5(a)(i)(C)
Stock Threshold	Section 2.5(a)(i)(E)
Support Agreements	Recitals
Surviving Benefit Plans	Section 6.10(g)
Tax or Taxes	Section 4.18(m)
Tax Opinion	Section 6.12(c)
Tax Representation Letters	Section 6.12(c)
Tax Return	Section 4.18(m)
Trade Secrets	Section 4.20(a)
Total Stock Amount	Section 2.5(a)(i)(D)
Treasury Shares	Section 2.5(c)
WARN Act	Section 4.19(h)

Section 1.2 Other Definitional and Interpretative Provisions. In this Agreement, unless otherwise specified, the following rules of interpretation apply. A defined term has its defined meaning throughout this Agreement and, unless otherwise defined, in each Exhibit and Schedule to this Agreement, regardless of whether it appears before or after the place where it is defined. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided, that, with respect to any agreement or contract required to be listed on any schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate schedule. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to “$” or “dollars” refer to U.S. dollars unless otherwise noted. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Words importing one gender include the other gender. References to any Person include the successors and permitted assigns of that Person. References to “law” or “laws” shall be deemed also to include any Applicable Law, and references to any Applicable Law shall be deemed to include references to any rules or regulations promulgated, or statutory instruments issued, thereunder. To the extent this Agreement refers to information or documents to be made available, delivered or provided by the Company to Parent or the Merger Subsidiaries, or by Parent or the Merger Subsidiaries to the Company, the Company or Parent or the Merger Subsidiaries, as the case may be, shall be deemed to have satisfied such obligation if the relevant party or any of its Representatives has made such information or document available by (i) in the case of the Company, (x) posting such information or document on or prior to September 4, 2009 to the “electronic data room” maintained by the Company and accessible by Parent and Parent’s Representatives for purposes of the transactions contemplated by this Agreement or (y) posting such information or document to the “electronic data room thereafter and providing the General Counsel of Parent with written notice that such information or document was posted (including by electronic mail) or (ii) in the case of the Parent, (x) posting such information or document on or prior to September 4, 2009 to the “electronic data room” maintained by the Company and accessible by the Company and Company’s Representatives for purposes of the transactions contemplated by this Agreement or (y) posting such information or document to the “electronic data room” thereafter and providing the General Counsel of the Company with written notice that such information or document was posted (including by electronic mail).

ARTICLE 2

THE MERGER

Section 2.1 The Closing. The closing of the Merger (the “Closing”) will take place at the offices of Pillsbury Winthrop Shaw Pittman LLP, 2475 Hanover Street, Palo Alto, CA 94304, as soon as practicable (and, in any event, within two (2) Business Days) after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger set forth in ARTICLE 7 (other than those conditions that by their nature are to be satisfied at the Closing), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the Parties. The date upon which the Closing shall occur is referred to herein as the “Closing Date.”

Section 2.2 The Merger

(a) Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement and in accordance with Delaware Law, at the Effective Time, Merger Subsidiary One shall be merged with and into the Company in accordance with Delaware Law, whereupon the separate existence of Merger Subsidiary One shall cease, and the Company shall be the surviving corporation. The Company, as the surviving corporation of the First Step Merger, is referred to herein as the “Interim Surviving Corporation.”

(b) If the Company has received a Tax Opinion or Alternative Opinion required pursuant to Section 7.3(d), then, as part of a single integrated plan, immediately following the Effective Time, upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of Delaware Law, the Interim Surviving Corporation shall be merged with and into Merger Subsidiary Two in the Second Step Merger, the separate corporate existence of the Interim Surviving Corporation shall thereupon cease and Merger Subsidiary Two shall continue as the surviving entity of the Second Step Merger and as a direct wholly-owned Subsidiary of Parent. Merger Subsidiary Two, as the surviving entity of the Second Step Merger, is referred to herein as the “Final Surviving Entity.”

(c) If the Company has not received a Tax Opinion or Alternative Opinion as required pursuant to Section 7.3(d) and the Company has waived the condition set forth in Section 7.3(d), then the Second Step Merger shall not occur and the Company shall be considered the “Final Surviving Entity” for all purposes of, and under, this Agreement.

Section 2.3 Effective Time of First Step Merger and Second Step Merger.

(a) Upon the terms and subject to the conditions set forth herein, at or prior to 9:00 a.m. New York time on the Closing Date, the Company shall file with the Secretary of State of the State of Delaware a certificate of merger (the “First Certificate of Merger”) in connection with the First Step Merger in such form as is required by, and executed and acknowledged in accordance with, Delaware Law, which states that the Merger shall become effective at 11:00 a.m. New York time on the Closing Date (or at such later time as may be agreed by the Parties that is specified in the First Certificate of Merger) (the “Effective Time”).

(b) Parent shall file with the Secretary of State of the State of Delaware the second certificate of merger (the “Second Certificate of Merger”) in such form as is required by, and executed and acknowledged in accordance with, Delaware Law, which shall be filed at the same time as the First Certificate of Merger is filed and which states that the Second Step Merger shall become effective at 11:01 a.m. New York time on the Closing Date (or at such later time as may be agreed by the Parties that is specified in the Certificate of Merger) (the “Second Effective Time”).

Section 2.4 Effect of the First Step Merger and Second Step Merger.

(a) At the Effective Time, the effect of the First Step Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing (and subject thereto), at the Effective Time, all of the property, rights, privileges, powers and franchises of the Company and Merger Subsidiary One shall vest in the Interim Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Subsidiary One shall become the debts, liabilities and duties of the Interim Surviving Corporation.

(b) If the Second Step Merger is to occur, the effect of the Second Step Merger shall be as provided in the applicable provisions of Delaware Law. Without limiting the generality of the foregoing (and subject thereto), at the Second Effective Time, except as otherwise agreed to pursuant to the terms of this Agreement, all of the property, rights, privileges, powers and franchises of the Interim Surviving Corporation shall vest in Merger Subsidiary Two as the surviving entity in the Second Step Merger, and all debts, liabilities and duties of the Interim Surviving Corporation shall become the debts, liabilities and duties of Merger Subsidiary Two as the surviving entity in the Second Step Merger.

Section 2.5 Effects on Capital Stock and Assumed RSUs.

(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the First Step Merger and without any action on the part of the Parties, each share of Company Stock (including Company Restricted Stock) issued and outstanding immediately prior to the Effective Time (other than shares of Company Stock owned by Parent, the Merger Subsidiaries or the Company or any of their respective wholly-owned Subsidiaries and except for any Dissenting Shares) shall be converted into and shall thereafter represent the right to receive the following consideration (collectively, the “Merger Consideration”):

(i) Conversion of Company Stock.

(A) Subject to Section 2.5(d), each share of Company Stock with respect to which an election to receive a combination of stock and cash (a “Mixed Election”) has been effectively made and not revoked pursuant to Section 2.7 (each, a “Mixed Consideration Election Share”) shall be converted into the right to receive the combination (which combination shall hereinafter be referred to as the “Per Share Mixed Consideration”) of (x) the Per Share Mixed Election Cash Amount plus (y) that number of shares of validly issued, fully paid and non-assessable Parent Stock equal to the Per Share Mixed Election Stock Amount. The “Per Share Mixed Election Stock Amount” shall be equal to (1) (a) fifty-five percent (55%) of the Purchase Price divided by the Closing Average minus (b) the Calculated Option Amount, minus (c) the Assumed RSU Amount, divided by (2) the total number of shares of Company Stock issued and outstanding immediately prior to the Effective Time. The “Per Share Mixed Election Cash Amount” shall be equal to (1) $7.30 minus (2) the Per Share Mixed Election Stock Amount multiplied by the Closing Average.

(B) Each share of Company Stock with respect to which an election to receive cash (a “Cash Election”) has been effectively made and not revoked pursuant to Section 2.7 (each, a “Cash Election Share”) shall be converted into the right to receive (1) an amount in cash (not to exceed $7.30 per share), without interest (the “Per Share Cash Election Cash Consideration”), equal to (x) the Maximum Cash Amount minus (i) the product of the total number of Mixed Consideration Election Shares and the Per Share Mixed Election Cash Amount (such product being the “Mixed Election Cash Amount”), minus (ii) the Non-Assumed Option Cash Amount and minus (iii) the Dissenters’ Cash Amount, divided by (y) the sum of the total number of Cash Election Shares; and (2) in the event the

Per Share Cash Election Cash Consideration is less than $7.30 per share, that number of shares of validly issued, fully paid and non-assessable Parent Stock as is equal to $7.30 minus the Per Share Cash Election Cash Consideration divided by the Closing Average (the “Per Share Cash Election Stock Consideration”).

(C) Each share of Company Stock with respect to which an election to receive stock consideration (a “Stock Election”) has been properly made and not revoked pursuant to Section 2.7 (each, a “Stock Election Share”) shall be converted into the right to receive (1) that number of shares of validly issued, fully paid and non-assessable Parent Stock (the “Per Share Stock Election Stock Consideration”) as is equal to (x) the Maximum Stock Amount minus (i) the product of the total number of Mixed Consideration Election Shares and the Per Share Mixed Election Stock Amount (such product being the “Mixed Election Stock Amount”), minus (ii) the product of the total number of Cash Election Shares and the Per Share Cash Election Stock Consideration (the “Cash Election Stock Amount”), (iii) the Calculated Option Amount and minus (iv) the Assumed RSU Amount, divided by (y) the total number of Stock Election Shares (the “Stock Election Stock Amount”); provided, however, that in no event shall the number of shares of Parent Stock issued per share of Company Stock under this Section 2.5(a)(i)(C) multiplied by the Closing Average exceed $7.30; and (2) if the Per Share Stock Election Stock Consideration is less than the number of shares of Parent Stock as is determined by dividing $7.30 by the Closing Average (such difference being the “Stock Election Shortfall Amount”), an amount in cash, without interest (the “Per Share Stock Election Cash Consideration”), equal to the product of the Stock Election Shortfall Amount and the Closing Average.

(D) Notwithstanding anything in this Agreement to the contrary, if the sum of (1) the aggregate number of shares of Parent Stock issuable pursuant to Section 2.5(a)(i)(A), (B) and (C) plus (2) the Calculated Option Amount plus (3) the Assumed RSU Amount (the sum of the amounts in clauses (1), (2) and (3), the “Total Stock Amount”) would be greater than the Maximum Stock Amount (the “Excess Stock Amount”), then the shares of Parent Stock issuable pursuant to the Stock Election shall be decreased to the minimum extent necessary on a pro rata basis, such that the Total Stock Amount shall not exceed the Maximum Stock Amount and each Stock Election Share shall receive additional cash in an amount equal to the number of shares of Parent Stock by which such Stock Election Shares’ Stock Election Stock Amount has been reduced multiplied by the Closing Average.

(E) Notwithstanding anything in this Agreement to the contrary, to the extent that the sum of (1) the aggregate number of shares of Parent Stock issuable pursuant to Section 2.5(a)(i)(A), (B) and (C) plus (2) the Option Stock Amount plus (3) the Assumed RSU Amount would be greater than nineteen and one-half percent (19.5%) of the shares of Parent Stock outstanding as of immediately prior to the Effective Time (such amount, the “Stock Threshold”), the number of shares of Parent Stock to be issued pursuant to Section 2.5 shall be decreased by the minimum number of shares necessary (the “Decreased Shares”); provided, however, that no decrease shall be made to the extent that the Stock Threshold is exceeded as a result of a reverse stock split, stock buy-back or other action by Parent, such that the Total Stock Amount shall not exceed the Stock Threshold. In such event, the amount of cash paid pursuant to Section 2.5(a)(i) shall be increased by an amount equal to the product of the Decreased Shares and the Closing Average.

(F) Notwithstanding anything in this Agreement to the contrary, in no event shall the Total Cash Amount exceed the Maximum Cash Amount; in no event shall the Total Stock Amount exceed the lower of the Maximum Stock Amount and the Stock Threshold; and in no event shall the (i) Total Cash Amount plus (ii) the Closing Average multiplied by the Total Stock Amount, exceed the Purchase Price. To the extent any of these requirements are violated, the allocations of Merger Consideration shall be adjusted pro rata, relative to cash or stock as applicable, to the least extent necessary to comply with all requirements.

(ii) Repurchase Rights. If any shares of Company Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable Company Restricted Stock Award or other agreement with the Company (such shares of stock, the “Company Restricted Stock”) that does not by its terms as disclosed in Section 4.19 of the Company Disclosure Schedule (or by the terms of another agreement with the Company in effect as of the date hereof and disclosed on Section 4.19 of the Company Disclosure Schedule) provide that such repurchase option, risk of forfeiture or other condition lapses upon consummation of the transactions contemplated hereby, then such awards shall be treated as assumed and (x) the shares of Parent Stock issued in exchange for such shares of Company Restricted Stock will also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of Parent Stock may accordingly be marked with appropriate legends until such time as such repurchase option, risk of forfeiture or other condition expires or is otherwise extinguished, at which time Parent shall cause such legends to be removed and (y) the cash portion of the Merger Consideration payable with respect to such shares of Company Restricted Stock shall be withheld and retained by Parent and shall be subject to the same repurchase option, risk of forfeiture or other condition. Parent shall hold the cash portion of the Merger Consideration so withheld until such repurchase option, risk of forfeiture or other condition expires or is otherwise extinguished at which time such portion of the Merger Consideration will be distributed to such former holder of shares of Company Restricted Stock; provided, however, such cash shall be permanently retained by Parent upon forfeiture by the holder of such shares of Parent Stock pursuant to the terms that governed such Company Restricted Stock prior to the Effective Time. Upon consummation of the Merger, Parent will automatically succeed to and become entitled to exercise the Company’s rights and remedies under any such Contract without modification. The Company shall use reasonable efforts to ensure that, from and after the Effective Time, the Final Surviving Entity is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement.

(b) Merger Subsidiary One Common Stock. Each share of common stock of Merger Subsidiary One outstanding immediately prior to the Effective Time shall be converted into and become one (1) share of common stock of the Interim Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Interim Surviving Corporation.

(c) Treasury Shares. Each share of Company Stock held in the treasury of the Company or owned, directly or indirectly, by Parent or the Merger Subsidiaries immediately prior to the Effective Time (collectively, “Treasury Shares”) shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(d) Treatment of Fractional Shares. No fractional shares of Parent Stock shall be issued by virtue of the First Step Merger. All fractional shares of Parent Stock that a holder of shares of Company Stock would otherwise be entitled to receive as a result of the First Step Merger shall be aggregated and if a fractional share results from such aggregation, such holder shall be entitled to receive from Parent, in lieu thereof, an amount in cash (rounded up to the nearest whole cent), without interest, determined by multiplying such fractional share by the Closing Average. For purposes of calculating the splits of stock and cash to be received by any Stockholder pursuant to Section 2.5, all calculations shall be completed prior to determining fractional shares.

(e) Changes in Capitalization. If, between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of Parent shall occur by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, the provisions of this Agreement shall be adjusted to fully reflect the change in capitalization.

(f) Dissenting Company Shares. Notwithstanding anything to the contrary set forth in this Agreement, to the extent appraisal rights are available under Section 262 of Delaware Law, shares of Company Stock issued and outstanding immediately prior to the Effective Time and held by a stockholder who shall have neither voted in favor of the Merger nor consented thereto in writing and who shall have properly and validly exercised such stockholder’s statutory rights of appraisal in respect of such shares of Company Stock in accordance with Section 262 of Delaware Law (“Dissenting Shares”) shall not be converted into, or represent the right to receive, the Merger Consideration pursuant to this Section 2.5. Any such stockholder shall be entitled to receive payment of the fair value of such Dissenting Shares in accordance with the provisions of Section 262 of Delaware Law; provided, however, that notwithstanding the foregoing, Dissenting Shares held by a stockholder who shall have failed to perfect or who shall have effectively withdrawn or lost such stockholder’s statutory right to appraisal of such Dissenting Shares under such Section 262 of Delaware Law shall thereupon be deemed to have been converted into, and to have become exchangeable for, the right to receive the same Merger Consideration received by each Cash Election Share, without any interest thereon, upon surrender of the certificate or certificates that formerly evidenced such shares of Company Stock in the manner set forth in Section 2.8. The Company shall give Parent (x) prompt notice of any written demands for appraisal received by the Company, written withdrawals of such demands and any other instruments served pursuant to Section 262 of Delaware Law and received by the Company in respect of Dissenting Shares and (y) the opportunity and right (at Parent’s election) to participate in all negotiations and proceedings with respect to demands for appraisal under Delaware Law in respect of Dissenting Shares. The Company shall not, except with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed) or as required by an Order of a Governmental Authority of competent jurisdiction, voluntarily make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for payment in respect of Dissenting Shares.

Section 2.6 Company Options and Company RSUs; Company ESPP. The Board of Directors of the Company has adopted or will adopt prior to the Effective Time resolutions, and the Company has taken and/or shall take, as applicable, all actions, necessary prior to the Effective Time to effect the following:

(a) Stock Options. At the Effective Time, by virtue of the First Step Merger and without any action on the part of the holders of Company Options, each Company Option that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall be assumed by Parent (the “Assumed Options”) and converted automatically at the Effective Time into an option denominated in shares of Parent Stock and which has other terms and conditions substantially identical to those of the related Company Option except that (i) each Assumed Option will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Parent Stock equal to the product of the number of shares of Company Stock that were issuable upon exercise of such Assumed Option immediately prior to the Effective Time multiplied by the Option Exchange Ratio (as defined below), rounded down to the nearest whole number of shares of Parent Stock and (ii) the per share exercise price for the shares of Parent Stock issuable upon exercise of such Assumed Option will be equal to the quotient determined by dividing the exercise price per share of Company Stock at which such Assumed Option was exercisable immediately prior to the Effective Time by the Option Exchange Ratio, rounded up to the nearest whole cent; provided, however, that in no case shall the exchange of a Company Option be performed in a manner that is not in compliance with the adjustment requirements of Section 409A of the Code. The “Option Stock Amount” means the aggregate number of shares of Parent Stock issuable pursuant to this Section 2.6(a). The “Option Exchange Ratio” means (i)(A) 0.267008, multiplied by (B) the Elected Stock Percentage; plus (ii) (A) the quotient obtained by dividing $7.30 by the closing sale price for Parent Stock on the NASDAQ for the last trading day immediately prior to the Closing Date, multiplied by (B) the Elected Cash Percentage. The Company agrees that the assumption and adjustment of Company Options in accordance with this Section 2.6(a) shall preserve the compensation element of each Company Option as of the Effective Time. Notwithstanding the foregoing, unless determined otherwise by Parent, each Company Option that is held by a person who is not an employee of, or a consultant to, the Company or any Subsidiary of the Company immediately prior to the Effective Time (the “Non-Assumed Options”) shall not be assumed by Parent pursuant to this Section 2.6 and shall, immediately prior to the Effective Time, be canceled and extinguished and the vested portion thereof shall automatically be converted into the right to receive an amount in cash, if any, equal to the product obtained by multiplying (i) the aggregate number of shares of Company Stock that were issuable upon exercise or settlement of such Non-Assumed Options immediately prior to the Effective Time (for these purposes, after giving effect to any applicable vesting acceleration provisions) and (ii) $7.30, less any per share exercise price of such Non-Assumed Options. All Company Options held by non-employee members of the Board of Directors of the Company shall be Non-Assumed Options for purposes of this Agreement and converted into the right to receive cash pursuant to the immediately preceding sentences. The Company shall at least thirty (30) days prior to the Effective Time provide a notice to all holders of Assumed Options and Non-Assumed Options of the effect of the transaction on their options. The Company shall also provide notice that all holders of outstanding Company Options which as of the Effective Time will be Non-Assumed Options have the opportunity to exercise their vested options on or before the termination date of the option and during a specified period prior to the Effective Time, and that upon a failure to so exercise a Non-Assumed Option, each Non-Assumed Option outstanding immediately prior to the Effective Time will be extinguished and converted into a right to receive cash in accordance with this section. Parent shall take such actions as are necessary for the assumption and conversion of the Company Options pursuant to this Section 2.6, including the reservation, issuance and listing of Parent Stock as is necessary to effectuate the transactions contemplated by this Section 2.6. As soon as reasonably practicable after the Effective Time, Parent shall deliver to each holder of any Company Option an appropriate notice setting forth such holder’s rights pursuant to such Company Option. Parent shall prepare and file with the SEC a registration statement on Form S-8 with respect to the shares of Parent Stock issuable upon exercise of the Assumed Options promptly (but in no event later than fifteen (15) Business Days) following the Effective Time and Parent shall exercise commercially reasonable efforts to maintain the effectiveness of such registration statement for so long as such Assumed Options remain outstanding. The Company and its counsel shall reasonably cooperate with and assist Parent in the preparation of such registration statement prior to the Effective Time.

(b) Company Restricted Stock Units. At the Effective Time by virtue of the First Step Merger and without any action on behalf of the Parties, each Company RSU that is outstanding immediately prior to the Effective Time, whether or not then vested (“Assumed RSUs”), shall be assumed by Parent and converted into a restricted stock unit with terms and conditions substantially identical to those of the related Company RSU, except that the Assumed RSUs will represent the right to receive upon vesting (or such later payment event as provided for with respect to each such Assumed RSU), 0.267008 of a share of Parent Stock with respect to each share of Company Stock that was subject to the Assumed RSU. Parent shall take such actions as are necessary for the assumption and conversion of the Company RSUs pursuant to this Section 2.6, including the reservation, issuance and listing of Parent Stock as is necessary to effectuate the transactions contemplated by this Section 2.6. As soon as reasonably practicable after the Effective Time, Parent shall deliver to each holder of any Company RSU an appropriate notice setting forth such holder’s rights pursuant to such Company RSU. Parent shall prepare and file with the SEC a registration statement on Form S-8 with respect to the shares of Parent Stock issuable upon vesting of the Assumed RSUs promptly (but in no event later than fifteen (15) Business Days) following the Effective Time and Parent shall exercise commercially reasonable efforts to maintain the effectiveness of such registration statement for so long as such Assumed RSUs remain outstanding. The Company and its counsel shall reasonably cooperate with and assist Parent in the preparation of such registration statement.

(c) ESPP. The Company shall take such action as may be necessary to (i) provide that no Offering Periods shall commence under the Company ESPP on or following the date hereof and (ii) terminate the Company ESPP on or before the last day of the payroll period ending immediately prior to the Effective Time (but in all events at least five (5) Business Days prior to the Effective Time).

(d) Equity Plan Awards. As provided in Section 2.5 and Section 2.6(a) and (b), the Parties intend that each of the outstanding awards under the Company Equity Plans, other than the Non-Assumed Options, shall be treated as assumed by Parent under the terms of each of the Company Equity Plans.

Section 2.7 Election Procedures

(a) An election form and other appropriate and customary transmittal materials (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates theretofore representing shares of Company Stock shall pass, only upon proper delivery of such Certificates to the Exchange Agent) in such form as Parent shall specify and as shall be reasonably acceptable to the Company (the “Election Form”) shall be mailed together with the Proxy Statement/Prospectus or at such other time as the Company and Parent may agree (the “Mailing Date”) to each holder of record of Company Stock as of the close of business on the record date for notice of the Company Stockholder Meeting (the “Election Form Record Date”).

(b) Each Election Form shall permit the holder (or the beneficial owner through appropriate and customary documentation and instructions), other than any holder of Dissenting Shares, to specify (i) that such holder elects to make a Mixed Election, (ii) that such holder elects to make a Stock Election, or (iii) that such holder elects to make a Cash Election. Any Company Stock with respect to which the Exchange Agent has not received an effective, properly completed Election Form on or before 5:00 p.m., New York time, on the twentieth (20th) day following the Mailing Date (or such other time and date as the Company and Parent shall agree) (the “Election Deadline”) (other than any Dissenting Shares as of such time) shall be deemed to have made a Cash Election.

(c) Parent shall make available one (1) or more Election Forms as may reasonably be requested from time to time by all Persons who become holders (or beneficial owners) of Company Stock between the Election Form Record Date and the close of business on the Business Day prior to the Election Deadline, and the Company shall provide to the Exchange Agent all information reasonably necessary for it to perform as specified herein.

(d) Any such election shall have been properly made only if the Exchange Agent shall have received a properly completed Election Form by the Election Deadline. An Election Form shall be deemed properly completed only if accompanied by one or more Certificates (or customary affidavits and, if required by Parent or the Final Surviving Entity, the posting by such Person of a bond, in such customary and reasonable amount as the Final Surviving Entity may direct, as indemnity against any claim that may be made against it with respect to such Certificate) or Uncertificated Shares representing all shares of Company Stock covered by such Election Form, together with duly executed transmittal materials included in the Election Form. Any Election Form may be revoked or changed by the Person submitting such Election Form, by written notice received by the Exchange Agent prior to the Election Deadline. In the event an Election Form is revoked prior to the Election Deadline, the certificates for the shares of Company Stock represented by such Election Form shall be promptly returned without charge to the Person submitting the Election Form, and such holder shall thereafter be deemed to have made a Cash Election except to the extent (if any) a subsequent election is properly made with respect to all of such shares of Company Stock. Subject to the terms of this Agreement and of the Election Form, the Exchange Agent shall have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Election Forms, and any good faith decisions of the Exchange Agent regarding such matters shall be binding and conclusive. None of Parent, the Company or the Exchange Agent shall be under any obligation to notify any Person of any defect in an Election Form.

Section 2.8 Exchange Procedures

(a) Exchange Agent; Letters of Transmittal. Prior to the Effective Time, Parent shall appoint an agent (the “Exchange Agent”), who shall be reasonably acceptable to the Company, for the purpose of exchanging shares of Company Stock for the Merger Consideration. At or prior to the Closing, Parent shall deposit (or cause to be deposited) with the Exchange Agent, for the benefit of the holders of shares of Company Stock, for exchange in accordance with the terms and conditions of this ARTICLE 2, the following:

(i) a number of shares of Parent Stock sufficient to issue the Total Stock Amount issuable pursuant to ARTICLE 2, minus (A) the Assumed RSU Amount and minus (B) the Calculated Option Amount;

(ii) cash in an amount sufficient to pay the Total Cash Amount payable pursuant to ARTICLE 2, minus the Non-Assumed Option Cash Amount; and

(iii) cash in an amount sufficient to make all requisite payments of cash in lieu of fractional shares payable pursuant to Section 2.5 and any dividends or other distributions which holders of shares of Company Stock may be entitled pursuant to Section 2.5.

(b) All shares of Parent Stock and cash deposited with the Exchange Agent pursuant hereto shall hereinafter be referred to as the “Exchange Fund”. Pursuant to irrevocable instructions, the Exchange Agent shall promptly deliver the Merger Consideration from the Exchange Fund to the former Company Stockholders who are entitled thereto pursuant to Section 2.5.

(c) Promptly after the Effective Time, Parent shall send, or shall cause the Exchange Agent to send, to each holder of shares of Company Stock at the Effective Time (other than any holder that has previously and properly surrendered all of its Certificates or Uncertificated Shares to the Exchange Agent in accordance with Section 2.7), a letter of transmittal and instructions (which shall be in a customary form reasonably acceptable to the Company and shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of (i) Certificates or (ii) Uncertificated Shares to the Exchange Agent, and shall be in such form and have such other provisions as Parent or the Exchange Agent shall reasonably specify) for use in such exchange.

(d) Surrender and Payment. Each Company Stockholder that holds Company Stock (other than holders of Dissenting Shares) converted into the right to receive the Merger Consideration shall be entitled to receive, upon receipt of a letter of transmittal properly completed in all material respects and the (i) surrender to the Exchange Agent of a Certificate or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares delivered pursuant to either Section 2.7 or this Section 2.8, the Merger Consideration without interest in respect of the Company Stock represented by a Certificate or Uncertificated Share. The shares of Parent Stock constituting part of such Total Stock Amount, at Parent’s option, shall be in uncertificated book-entry form, unless a physical certificate is requested by a holder of shares of Company Stock or is otherwise required under Applicable Law. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share (other than Dissenting Shares) shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration.

(e) Transfers of Ownership. If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

(f) Stock Transfer Books. After the Effective Time, there shall be no further registration of transfers of shares of Company Stock. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Final Surviving Entity, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this ARTICLE 2.

(g) Return of Merger Consideration. Any portion of the Merger Consideration (and any interest or other income earned thereon) made available to the Exchange Agent pursuant to Section 2.8(a) that remains unclaimed by Company Stockholders twelve (12) months after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged shares of Company Stock for the Merger Consideration in accordance with this Section 2.8 prior to that time shall thereafter look only to Parent (subject to abandoned property, escheat or other similar laws) for payment of the Merger Consideration, and any dividends and distributions with respect thereto, in respect of such shares without any interest thereon. Notwithstanding the foregoing, Parent shall not be liable to any Company Stockholder for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws.

(h) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit, in form and substance reasonably acceptable to Parent, of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Exchange Agent, the posting by such Person of a bond in such amount as Parent or the Exchange Agent may determine is customary and reasonably necessary as indemnity against any claim that may be made against it or the Final Surviving Entity with respect to such Certificate, and upon the delivery to the Exchange Agent of a duly completed letter of transmittal in accordance with this Section 2.8, following the Effective Time the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect thereof pursuant to this Agreement, without interest.

(i) Dividends on Parent Stock. No dividends or other distributions with respect to shares of Parent Stock constituting part of the Merger Consideration, and no cash payment in lieu of fractional shares as provided in Section 2.5(d), shall be paid to the holder of any Certificates not surrendered or of any Uncertificated Shares not transferred until such Certificates or Uncertificated Shares are surrendered or transferred, as the case may be, as provided in this Section 2.8. Following such surrender or transfer, there shall be paid, without interest, to the Person in whose name such shares of Parent Stock have been registered, (i) promptly following such surrender or transfer, the amount of any cash payable in lieu of fractional shares to which such Person is entitled pursuant to Section 2.5(d) and the amount of all dividends or other distributions with a record date after the Effective Time previously paid or payable on the date of such surrender with respect to such shares of Parent Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time and prior to surrender or transfer and with a payment date subsequent to surrender or transfer payable with respect to such shares of Parent Stock.

(j) Withholding. Parent, the Final Surviving Entity and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable to holders of Company Stock, Company Options, Company RSUs or otherwise pursuant to this Agreement such amounts as Parent, the Final Surviving Entity or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Authority in accordance with applicable Tax law, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

ARTICLE 3

SURVIVING CORPORATION

Section 3.1 Organizational Documents

(a) Interim Surviving Corporation.

(i) The Certificate of Incorporation of the Company shall be amended and restated in its entirety to read identically to the Certificate of Incorporation of Merger Subsidiary One as in effect immediately prior to the Effective Time (which shall include provisions identical to ARTICLES FIFTH through TENTH, inclusive, of the Company’s Certificate of Incorporation), and such amended and restated Certificate of Incorporation shall become the Certificate of Incorporation of the Interim Surviving Corporation until thereafter amended in accordance with the applicable provisions of Delaware Law and such Certificate of Incorporation.

(ii) At the Effective Time, the Bylaws of the Interim Surviving Corporation shall be amended and restated in its entirety to read identically to the Bylaws of Merger Subsidiary One as in effect immediately prior to the Effective Time until thereafter amended in accordance with the applicable provisions of Delaware Law, the Certificate of Incorporation of the Interim Surviving Corporation and such Bylaws.

(b) Final Surviving Entity. The Limited Liability Company Agreement (which shall include provisions identical to ARTICLES FIFTH through TENTH, inclusive, of the Company’s Certificate of Incorporation with such changes as may be required as it is related to a limited liability company) and other organizational documents of Merger Subsidiary Two as in effect immediately prior to the effective time of the Second Step Merger shall be the Limited Liability Company Agreement and other organizational documents of the Final Surviving Entity in the Second Step Merger until thereafter amended in accordance with the applicable provisions of Delaware Law; provided, however, that at the effective time of the Second Step Merger, the Limited Liability Company Agreement and other organizational documents of the Final Surviving Entity shall be amended so that the name of the Final Surviving Entity shall be “Atheros Powerline LLC.”

Section 3.2 Directors and Officers.

(a) Interim Surviving Corporation. At the Effective Time, the directors of Merger Subsidiary One immediately prior to the Effective Time shall become the directors of the Interim Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Interim Surviving Corporation until their respective successors are duly elected or appointed and qualified. At the Effective Time, the officers of Merger Subsidiary One immediately prior to the Effective Time shall become the officers of the Interim Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Interim Surviving Corporation until their respective successors are duly appointed.

(b) Final Surviving Entity. At the effective time of the Second Step Merger, if it occurs, the directors of the Interim Surviving Corporation shall become the directors or similar governing authority of the Final Surviving Entity, each to hold the office in accordance with the charter documents of the Final Surviving Entity until their respective successors are duly elected and qualified. At the effective time of the Second Step Merger, if it occurs, the officers of the Interim Surviving Corporation immediately prior to the effective time of the Second Step Merger shall become the officers of the Final Surviving Entity, each to hold office in accordance with the charter documents of the Final Surviving Entity until their respective successors are duly appointed.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Company Disclosure Schedule delivered herewith and dated as of the date hereof, or as disclosed in a document filed by the Company with the SEC and publicly available prior to the date hereof, the Company represents and warrants to Parent that:

Section 4.1 Organization and Qualifications. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and corporate authority to own, lease and operate its properties and to carry on its business as it is now being conducted. The Company is duly qualified to do business, and, where such concept is recognized, is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or good standing necessary, except for such failures to be so qualified or in good standing that would not have a Company Material Adverse Effect. The copies of the Company’s Certificate of Incorporation and Bylaws that were filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 15, 2009 and Exhibit 3.4 to the Company’s Registration Statement on Form S-1 filed on November 8, 2007, respectively, are complete and correct copies thereof as in effect on the date hereof, and all amendments thereto, as currently in effect. The Company is not in violation of its Certificate of Incorporation or Bylaws.

Section 4.2 Corporate Authorization

(a) The Company has all necessary corporate power and corporate authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, subject to, in the case of the consummation of the Merger, the Company Stockholder Approval (as defined below). The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than (i) the filing with the SEC of the Proxy Statement/Prospectus with respect to and obtaining the affirmative vote of holders of a majority of the outstanding shares of Company Stock in favor of the Merger Proposal (the “Company Stockholder Approval”) and (ii) the filing of the First Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Delaware Law. This Agreement has been duly authorized and validly executed and delivered by the Company and, assuming this Agreement is a legal, valid and binding obligation of Parent and the Merger Subsidiaries, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Law affecting creditors’ rights generally and by general principles of equity (the “Bankruptcy and Equity Exceptions”).

(b) The Board of Directors of the Company, by resolutions duly adopted at a meeting duly called and held, has unanimously (i) determined that this Agreement and the transactions provided for herein are fair to, advisable and in the best interest of the Company and the holders of Company Stock, (ii) approved this Agreement and the transactions contemplated hereby, including the Merger and (iii) resolved, subject to Section 6.5(b), to unanimously recommend that the holders of Company Stock vote in favor of the approval and adoption of this Agreement and the Merger (the “Company Board Recommendation”).

Section 4.3 Governmental Authorization. The execution, delivery and performance of this Agreement by the Company do not, and the consummation of the transactions contemplated hereby will not, require the Company to obtain any consent, approval or authorization of, or make any filing with or notification to, any Governmental Authority except (a) under (i) the Exchange Act (including the filing by the Company of the Proxy Statement/Prospectus), (ii) the Securities Act (including the filing by Parent of the Registration Statement), (iii) any applicable United States state or federal or foreign securities, takeover or “blue sky” laws and (iv) to the extent applicable, the rules and regulations of NASDAQ, (b) pursuant to the competition and antitrust laws of the United States or any foreign country, as applicable, (c) the filing and recordation of the Certificates of Merger as required by Delaware Law or (d) where the failure to obtain such consents, approvals or authorizations, or to make such filings or notifications would not prevent or materially delay or impede performance by the Company of any of its obligations under this Agreement.

Section 4.4 Non-contravention. The execution, delivery and performance by the Company of this Agreement do not, and the consummation by the Company of the transactions contemplated hereby will not (with or without notice or lapse of time, or both), (a) assuming the Company Stockholder Approval is obtained, conflict with or violate any provision of the Certificate of Incorporation or Bylaws of the Company, as in effect on the date hereof, or any equivalent organizational or governing documents of any of its Subsidiaries as in effect on the date hereof, (b) assuming that all consents, approvals and authorizations described in Section 4.3 have been obtained prior to the Effective Time and all filings and notifications described in Section 4.3 have been made and any waiting periods thereunder have terminated or expired prior to the Effective Time, conflict with or violate in any material respects any Applicable Law applicable to the Company or of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or (c) require any consent or approval under, result in any material breach of or any material loss of any benefit under, or constitute a default in any material respects (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of any Liens on any property or asset of the Company or any of its Subsidiaries pursuant to, any Material Contract to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets are bound.

Section 4.5 Capitalization; Indebtedness

(a) The authorized capital stock of the Company consists of (i) 125,000,000 shares of Company Stock and (ii) 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Company Preferred Stock”). The rights and privileges of the Company Stock and the Company Preferred Stock are as set forth in the Company’s Certificate of Incorporation. As of September 4, 2009, there are (i) 31,343,946 shares of Company Stock issued and outstanding, (ii) no shares of Company Preferred Stock issued or outstanding, (iii) no shares of Company Stock held in the treasury of the Company or owned by any Subsidiary of the Company, (iv) Company Options to purchase an aggregate of 2,851,272 shares of Company Stock issued and outstanding, and (v) Company RSUs representing the right to acquire 802,469 shares of Company Stock issued and outstanding. All outstanding shares of capital stock of the Company (including Company Restricted Stock) have been, and all shares that may be issued pursuant to any Company Option, the Company ESPP or any Company RSU will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are (or, in the case of shares that have not yet been issued, will be) fully paid, nonassessable and free of preemptive rights.

(b) Except as set forth in Section 4.5(a), there are no (i) shares of capital stock, voting securities or other Equity Interests of the Company, (ii) options, warrants or other rights, agreements, arrangements or commitments of any character to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound relating to the issued or unissued Equity Interests of the Company (other than Company Options, Company Restricted Stock or Company RSUs, if any, issued after the date hereof in compliance with Section 6.1), (iii) securities convertible into or exchangeable for such Equity Interests, or obligating the Company to issue or sell any shares of its capital stock or other Equity Interests or (iv) securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, the Company (the items in clauses (i), (ii), (iii) and (iv) are referred to collectively as the “Company Securities”). There are no outstanding contractual obligations of the Company or any of its Subsidiaries affecting the voting rights of or requiring the repurchase, redemption or disposition of, any Company Securities.

(c) As of the Business Day preceding the date of this Agreement, the aggregate Indebtedness of the Company and its Subsidiaries is described in all material respects on Section 4.5(c) of the Company Disclosure Schedule. For purposes of this Agreement, “Indebtedness” means, without duplication, any (i) indebtedness of the Company and its Subsidiaries for borrowed money, (ii) obligations under any note, bond or other debt security, (iii) capitalized lease obligations of the Company and its Subsidiaries as determined in accordance with GAAP, (iv) outstanding obligations (e.g., unreimbursed draws) of the Company and its Subsidiaries with respect to letters of credit of the Company and its Subsidiaries, (v) obligations relating to interest, currency, and other hedging contracts and arrangements and (vi) guarantees of the Company and its Subsidiaries with respect to any of the foregoing owed by Third Parties.

(d) Section 4.5(d) of the Company Disclosure Schedule contains a complete and correct list as of September 7, 2009 of each outstanding Company Option, share of Company Restricted Stock still subject to vesting and Company RSU, including, to the extent applicable, the holder thereof, date of grant, exercise price, vesting schedule and status, expiration date and number of shares of Company Stock subject thereto.

Section 4.6 Subsidiaries

(a) Each Subsidiary of the Company has been duly organized and is validly existing and, where such concept is recognized, in good standing under the Applicable Laws of the jurisdiction of its incorporation or organization. Each Subsidiary of the Company has the requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each Subsidiary of the Company is duly qualified to do business, and, where such concept is recognized, is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or good standing necessary. The Company has heretofore made available to Parent complete and correct copies of the certificate of incorporation and bylaws or similar organizational or governing documents of each of its Subsidiaries, and all amendments thereto, as currently in effect. None of the Subsidiaries of the Company is in violation of its organizational or governing documents, except for any such violations that, in the aggregate, would not have a Company Material Adverse Effect. Section 4.6(a) of the Company Disclosure Schedule contains a complete list of all of the Subsidiaries of the Company, its place and form of organization.

(b) All of the outstanding Equity Interests in each Subsidiary of the Company are owned by the Company, directly or indirectly, free and clear of any Lien, and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests). There are no outstanding (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary of the Company or (ii) subscriptions, options, warrants, rights, calls, contracts or other rights to acquire from the Company or any of its Subsidiaries, or other obligation of the Company or any of its Subsidiaries to issue, any Equity Interests in, or any securities convertible into or exchangeable for any Equity Interests in, any Subsidiary of the Company (the items in clauses (i) and (ii) are referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities. Section 4.6(b) of the Company Disclosure Schedule sets forth, for each Subsidiary of the Company, as applicable: (i) its authorized capital stock, voting securities or ownership interests and (ii) the number and type of any capital stock, voting securities or ownership interests, and any option, warrant, right or security (including debt securities).

Section 4.7 SEC Filings; Sarbanes-Oxley Act; NASDAQ

(a) The Company has filed all reports, schedules, forms, statements or other documents required to be filed by it under the Securities Act or the Exchange Act, as the case may be, since the closing of its initial public offering (collectively, the “Company SEC Documents”). Each Company SEC Document (i) as of its date, complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, as in effect on the date so filed and (ii) did not, at the time it was filed (or, if subsequently amended or supplemented, at the time of such amendment or supplement) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date of this Agreement, no Subsidiary of the Company is separately subject to the periodic reporting requirements of the Exchange Act. As of the date hereof, there are no outstanding or unresolved comments received by the Company from the SEC staff with respect to any of the Company SEC Documents. The Company has made available to Parent a correct and complete copy of any amendments or modifications which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

(b) The Company has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraph (e) and (f) of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The Company has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s auditors and the audit committee of its Board of Directors (i) any significant deficiencies and material weaknesses in the design or operation of its internal control over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, or, to the knowledge of the Company, alleged fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since the closing of its initial public offering (the “Company IPO Date”), the Company has not identified any material weaknesses in the design or operation of its internal controls over financial reporting, and, to the knowledge of the Company, there is not any fraud or allegation of fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. The certifications and statements required by (A) Rule 13a-14 under the Exchange Act and (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Company SEC Documents were, at the time of their respective filing or submission, accurate and complete and complied as to form and content (other than minor inadvertent deviations in form) with Applicable Law.

(c) Since the Company IPO Date, neither the Company nor any Subsidiary of the Company nor, to the Company’s knowledge, any Representatives of the Company has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Subsidiary of the Company or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any Subsidiary of the Company has engaged in questionable accounting or auditing practices. To the knowledge of the Company, no attorney representing the Company or any Subsidiary of the Company, whether or not employed by the Company or any Subsidiary of the Company, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its Representatives to the Board of Directors of the Company or any committee thereof or to any director or officer of the Company. To the knowledge of the Company, no employee of the Company or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation by the Company or any of its Subsidiaries or their respective employees of any Applicable Law.

(d) The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ.

Section 4.8 Financial Statements. Each of the consolidated financial statements (including, in each case, any notes and Form 10-K schedules thereto) of the Company contained in the Company SEC Documents (collectively, the “Company Financial Statements”) was prepared in accordance with GAAP, applied on a consistent basis during the periods indicated (except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), and each of the Company Financial Statements presents fairly, in all material respects, the consolidated financial position of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods indicated therein (subject, in the case of unaudited financial statements, to normal period end adjustments).

Section 4.9 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities or obligations of a nature, whether accrued, absolute, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet of the Company, except for liabilities or obligations (a) that are incurred after the date of this Agreement in the ordinary course of business consistent with past practice, (b) that were incurred under this Agreement or in connection with the transactions contemplated hereby, (c) that were disclosed or reserved against in the most recent Company Financial Statements (including the notes thereto) included in the Company SEC Documents filed prior to the date of this Agreement, (d) that were incurred after August 7, 2009 and before the date of this Agreement relating to contracts, purchase orders or accounts payable in an amount of not more than $250,000 individually or (e) for payroll.

Section 4.10 Affiliate Transactions. To the knowledge of the Company, no executive officer or director of the Company or any of its Subsidiaries or any Person who beneficially owns five percent (5%) or more of the Company Stock is a party to any Contract with or binding upon the Company or any of its Subsidiaries or any of their respective properties or assets or has any material interest in any material property owned by the Company or any of its Subsidiaries or has engaged in any material transaction with any of the foregoing within the twelve (12) month period preceding the date of this Agreement, in each case, that is of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

Section 4.11 Disclosure Documents

(a) The Proxy Statement/Prospectus to be filed with the SEC and sent to the Company Stockholders in connection with the Company Stockholder Meeting and any amendments or supplements thereto, at the date the Proxy Statement/Prospectus or any such amendment or supplement thereto is first mailed to the Company Stockholders and at the time of the Company Stockholder Meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement/Prospectus (except for such portions thereof that relate to Parent or any of its Subsidiaries) will comply as to form in all material respects with the applicable provisions of the Exchange Act. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information (i) supplied or required to be supplied by Parent or the Merger Subsidiaries and contained in or omitted from any of the foregoing documents or (ii) contained in or omitted from the Registration Statement, except to the extent set forth in Section 4.11(b).

(b) None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Registration Statement or any amendment or supplement thereto will, at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

Section 4.12 Absence of Certain Changes

(a) Since December 31, 2008, except for transactions contemplated by this Agreement or related hereto and except as set forth in Section 4.12(a) of the Company Disclosure Schedule, (i) the Company and its Subsidiaries have conducted their business in the ordinary course consistent with past practice and (ii) neither the Company nor any of its Subsidiaries has taken any action of a type set forth in Section 6.1(a), (b), (c), (e), (f), (g), (h), (i), (j), (k), (l), (m), (n)(i), (n)(ii), (n)(iii), (n)(v), (o), (p), or (r).

(b) Since June 30, 2009, the date of the Company’s most recent Quarterly Report on Form 10-Q, there has not been any Company Material Adverse Effect.

Section 4.13 Permits; Compliance with Applicable Laws; Certain Business Practices

(a) The Company and its Subsidiaries are, and since January 1, 2007 have been, in possession and operating in material compliance with all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, exemptions, consents, certificates, approvals, clearances and Orders of any Governmental Authority necessary for the Company or any of its Subsidiaries in connection with the conduct of its business as it is now being conducted (the “Company Permits”), other than those which can be replaced without significant impact on the business and no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, overtly threatened. The Company and its Subsidiaries have fulfilled and performed all of their respective material obligations with respect to the Company Permits, all such Company Permits are in full force and effect, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any Company Permit.

(b) Since January 1, 2007, neither the Company nor any of its Subsidiaries has been (i) in material violation of any Company Permits or any Applicable Law, including any customs, export control, foreign trade laws or regulations or (ii) subject to any Order from any Governmental Authority. No investigation, claim, suit, proceeding, hearing, enforcement, audit, arbitration, review or other action by any Governmental Authority with respect to the Company or its Subsidiaries is pending or, to the knowledge of the Company, overtly threatened. Since January 1, 2007, none of the Company or any of its Subsidiaries has received any correspondence or written notices or actions from any other Governmental Authority asserting noncompliance with any Applicable Law, Company Permit or other requirements of a Governmental Authority.

Section 4.14 Export Control Laws

(a) Each of the Company and its Subsidiaries (x) is conducting its export transactions in accordance in all material respects, and (y) since January 1, 2004, has conducted its export transactions in accordance in all material respects with all applicable U.S. export and re-export control laws and, to the knowledge of the Company, all other applicable import/export controls in other countries in which the Company and its Subsidiaries conduct material levels of business.

(b) Each of the Company and its Subsidiaries has obtained, and is in material compliance with, all material export licenses, license exceptions and other material consents, notices, waivers, approvals, Orders, authorizations, registrations, declarations, classifications and filings with any Governmental Authority required for (A) the export and re-export of products, services, software and technologies by the Company and/or its Subsidiaries and (B) releases of technologies and software by the Company and/or its Subsidiaries to foreign nationals located in the United States and abroad (“Export Approvals”).

(c) As of the date hereof, there are no pending or, to the knowledge of the Company, overtly threatened claims or legal actions against the Company or any Subsidiary alleging a violation of such Export Approvals or the export control laws of any Governmental Authority.

Section 4.15 Foreign Corrupt Practices Act. Since January 1, 2004, neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, any officer, director, agent or employee of the Company, has, directly or indirectly, materially violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), and to the knowledge of the Company, none of them has used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made, offered or authorized any unlawful payment to foreign or domestic government officials or employees, or made, offered or authorized any unlawful bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment that would materially violate the FCPA or any other Applicable Law.

Section 4.16 Litigation. There is no material action, suit, arbitration, claim, investigation (of which the Company has received written notice) or proceeding pending against, or, to the knowledge of the Company, overtly threatened against, the Company, any of its Subsidiaries, any present or former officer, director or employee of the Company or any of its Subsidiaries or any Person for whom the Company or any Subsidiary may be liable or any of their respective properties before any court or arbitrator or before or by any Governmental Authority, that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Merger or any of the other transactions contemplated hereby. Section 4.16 of the Company Disclosure Schedule sets forth each action, suit, arbitration, claim, investigation (of which the Company has knowledge) or proceeding pending as to which the Company has received any written notice of assertion, and, to the knowledge of the Company, any overtly threatened action, suit, proceeding, claim, arbitration or investigation (of which the Company has received written notice) against the Company or any of its Subsidiaries, in each case which would reasonably be expected to be material to the Company and its Subsidiaries taken as a whole.

Section 4.17 Material Contracts; Customer, Supplier and Distributor Status

(a) Section 4.17 of the Company Disclosure Schedule contains a complete and correct list of each of the following Contracts to which the Company or any of its Subsidiaries is a party or which bind or affect their respective properties or assets, in each case, as of the date hereof (except, for the avoidance of doubt, for a Contract pursuant to which the Company completed performance in all material respects on or before the date of this Agreement and neither the Company nor any party thereto has any material continuing obligations and neither the Company nor, to the Company’s knowledge, any other party to the Contract has any asserted or unasserted claim against the other pursuant to such Contract):

(i) Contract, excluding purchase orders for which the relevant goods were delivered prior to the date hereof, with any Company customer which individually accounted for more than five percent (5%) of the Company’s gross revenues during fiscal year 2008 or with any material supplier of the Company in excess of $250,000;

(ii) Contract that requires payments pursuant to its express terms in excess of $250,000 in the aggregate after the date of this Agreement (other than any Contract that is terminable on ninety (90) calendar days’ notice or less without penalty);

(iii) Contract with employees involving annual base salary exceeding $75,000, or agents or consultants involving compensation exceeding $75,000 (other than any Contract (A) for at-will employment with the Company or (B) that is terminable on ninety (90) calendar days’ notice or less without penalty except to the extent general principles of wrongful termination may limit termination rights);

(iv) Contract with respect to any joint venture, partnership arrangements or distribution agreements involving a sharing of profits or losses with a Third Party relating to any product or planned product of the Company or any Company Intellectual Property;

(v) Contract pursuant to which any Indebtedness of the Company or any of its Subsidiaries in excess of $100,000 is or may be incurred and any Contract between or among the Company and/or wholly-owned Subsidiaries of the Company, or pursuant to which the Company guarantees the performance of the obligations of any Third Party;

(vi) Contract relating to any pending acquisition or disposition by the Company or any of its Subsidiaries of properties or assets, except for acquisitions and dispositions of properties, assets and inventory in the ordinary course of business;

(vii) Contract that contains any provisions restricting the Company, its Subsidiaries, Affiliates or their respective successors from competing or engaging in any material respect (A) in any line of business or with any Person or in any geographic area or (B) pursuant to which any benefit or right held by the Company is required to be given or lost as a result of so competing or engaging, or which would have any such effect after the Effective Time;

(viii) Contract that (A) grants any exclusive license or supply or distribution agreement or other exclusive rights, (B) grants any rights of first refusal, rights of first negotiation or similar rights with respect to any product or service of the Company or its Subsidiaries or Company Intellectual Property, (C) contains any provision that requires the purchase of all or a given portion of the Company’s or any of its Subsidiaries’ requirements from a given Third Party, or any other similar provision, (D) provides for price protections (other than fixed prices for periods of no more than two (2) calendar quarters), or rights of return (other than pursuant to warranty claims in the ordinary course of business), or (E) grants “most favored nation” rights;

(ix) Contract (A) pursuant to which the Company or any of its Subsidiaries has granted any license to Company Intellectual Property to any Person, other than nonexclusive licenses granted in the ordinary course of business of the Company and its Subsidiaries consistent with past practice or (B) by which the Company or any of its Subsidiaries has been granted any license to the Intellectual Property of any Person, other than non-exclusive licenses to Third Party software (1) no longer used by the Company or no longer used in any existing or proposed product of the Company or (2) available to the public on standard, non-negotiable terms or for fees of less than $25,000 per year;

(x) Contract, excluding purchase orders (A) entered into prior to January 1, 2004 or (B) involving a dollar amount of $25,000 or less, for the sale of goods or services to any Governmental Authority;

(xi) Contract providing for, pursuant to express terms, any contingent payments by the Company or any of its Subsidiaries exceeding $100,000 in any one case;

(xii) Contract, excluding purchase orders, that pursuant to its express terms, involves an obligation to make payment or potential entitlement to receive payment in excess of $250,000, providing for indemnification of any Person with respect to liabilities relating to (A) the Company Intellectual Property or (B) personal indemnification claims by any former or current officers, directors, employees or agents of the Company;

(xiii) Contract that pursuant to its express terms provides for an obligation to make payment or an entitlement to receive payment in excess of $100,000 in the aggregate after the date of this Agreement requiring a consent to, or otherwise containing a provision relating to, a “change of control” of the Company (except as may be otherwise set forth on Section 4.17(a) of the Company Disclosure Schedule), or that would or would reasonably be expected to prevent, delay or impair the consummation of the transactions contemplated by this Agreement; or

(xiv) except for the Contracts disclosed above, each Contract required to be filed by the Company pursuant to Item 601 of Regulation S-K under the Securities Act, or that is otherwise material to the Company and its Subsidiaries, taken as a whole.

(b) Each Contract of the type described in Section 4.17(a)(i)-(xiv), whether or not set forth in Section 4.17(a) of the Company Disclosure Schedule, except, for the avoidance of doubt, for a Contract pursuant to which the Company completed performance in all material respects on or before the date of this Agreement and neither the Company nor any party thereto has any material continuing obligations and neither the Company nor, to the Company’s knowledge, any other party to the Contract has any asserted or unasserted claim against the other pursuant to such Contract, is referred to herein as a “Material Contract.” Complete and correct copies of all Material Contracts (as amended or modified), including all schedules and exhibits thereto, existing as of the date hereof are either publicly filed with the SEC or the Company has made available to Parent copies of such Contracts (other than purchase orders; provided a list of all purchase orders that would be required to be provided hereunder have been provided to Parent).

(c) Each Material Contract is a valid and binding obligation of the Company or a Subsidiary of the Company, as applicable, in full force and effect and enforceable against the Company or such Subsidiary in accordance with its terms, subject to the Bankruptcy and Equity Exceptions; to the Company’s knowledge, each Material Contract is a valid and binding obligation of the counterparty thereto, in full force and effect and enforceable against such counterparty in accordance with its terms, subject to the Bankruptcy and Equity Exceptions. There is no material breach or default by the Company or any of its Subsidiaries under any Material Contract and, to the knowledge of the Company, no other party is in material breach or default under any Material Contract and neither the Company nor any of its Subsidiaries has received written notice of a default under any Material Contract or of any event or condition which, after notice or lapse of time or both, will constitute a default on the part of the Company or any of its Subsidiaries under any Material Contract. With respect to the Contracts described in Section 4.17(a)(i), no counterparty has stated, in writing or, to the Company’s knowledge, orally, to the Company that it intends to (i) terminate any agreement with the Company or (ii) stop supplying materials, products or services to the Company.

Section 4.18 Taxes

(a) All material Tax Returns required to be filed by or with respect to the Company or any of its Subsidiaries have been timely filed (taking into account any extension of time within which to file) and all such Tax Returns are true, correct and complete in all material respects. Neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return.

(b) All material Taxes of the Company and its Subsidiaries (whether or not shown to be due and payable on any Tax Return) have been timely paid other than Taxes being contested in good faith by appropriate proceedings or for which adequate reserves have been established in accordance with GAAP. Any unpaid Taxes of the Company and its Subsidiaries did not, as of the date of the most recent Company Financial Statements, materially exceed the reserve for Tax liabilities (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheet (rather than in any notes thereto) contained in such Company Financial Statements. Neither the Company nor any of its Subsidiaries has incurred any material liability for Taxes since the date of the most recent Company Financial Statements other than in the ordinary course of business. The Company has made available to Parent or its Representatives copies of all material Tax Returns for the Company and each of its Subsidiaries filed since the fiscal year ended December 31, 2004. The Company has made available to Parent or its Representatives (i) all ruling requests or any other written requests of advice from a Governmental Authority, closing or similar agreements with a Governmental Authority, or similar agreements or documents relating or attributable to material Taxes or Tax Returns of the Company or its Subsidiaries that could reasonably be expected to affect any period ending after the Closing Date; (ii) all Tax abatement or similar agreements (or any other agreements) with any Taxing Authority for which any of the Company or any of its Subsidiaries is a party and for which the Company or its Subsidiaries could reasonably be expected to have a material Tax liability thereunder; and (iii) all Governmental Authority reports, notices or proposed notices of deficiency or assessment, audit reports, information document requests, correspondence and other similar documentation relating to material Taxes or material Tax Returns of each of the Company and its Subsidiaries relating to any period for which the statute of limitations has not expired.

(c) No deficiency for any material amount of Taxes has been proposed or asserted in writing or assessed by any Governmental Authority against the Company or any of its Subsidiaries that remains unpaid. To the knowledge of the Company, there are no material audits, suits, proceedings, investigations, claims, examinations or other administrative or judicial proceedings ongoing or pending with respect to any Taxes of the Company or any of its Subsidiaries. There are no waivers or extensions of any statute of limitations currently in effect with respect to material Taxes of the Company or any of its Subsidiaries. Since December 31, 2004, no claim has been made by any Governmental Authority in a jurisdiction where the Company and its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to Tax in that jurisdiction.

(d) All material Taxes required to be withheld or collected by the Company and each of its Subsidiaries have been withheld and collected and, to the extent required by Applicable Law, timely paid to the appropriate Governmental Authority.

(e) There are no Liens for Taxes upon any property or assets of the Company or any of its Subsidiaries, except for Liens for current Taxes not yet due or material Liens for Taxes being contested in good faith by appropriate proceedings in which adequate reserves have been established on the Company Financial Statements in accordance with GAAP.

(f) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any period ending after the Closing Date as a result of any: (i) change in method of accounting for any period beginning on or prior to the Closing Date; (ii) agreement with a Governmental Authority executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; (iv) prepaid income received or accrued on or prior to the Closing Date; or (v) method of accounting that defers the recognition of income earned on or prior to the Closing Date to any period ending after the Closing Date.

(g) Since June 25, 2003, neither the Company nor any of its Subsidiaries has been a party to any transaction treated by the parties as a distribution to which Section 355 of the Code applies.

(h) Neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated group (within the meaning of Section 1504(a) of the Code) filing a United States consolidated federal income Tax Return (other than the affiliated group of which the Company is the common parent) or (ii) is liable for the Taxes of any other Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or foreign Tax law or as a transferee or successor, or pursuant to any Tax indemnification, allocation or sharing agreement. None of the Company and its Subsidiaries is a party to any Tax sharing agreement.

(i) The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period described in Section 897(c)(1)(A)(ii) of the Code.

(j) Neither the Company nor any of its Subsidiaries has engaged in a “listed transaction” or a “transaction of interest” each within the meaning of Treasury Regulations Section 1.6011-4(b).

(k) Neither the Company nor any of its Subsidiaries (i) is or was a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code or is treated as a U.S. corporation by reason of Section 7874(b) of the Code; and (ii) was created or organized both in the United States and in a foreign jurisdiction such that such entity would be taxable in the United States as a domestic entity pursuant to Treasury Regulations Section 301.7701-5(a).

(l) As of the date hereof and as of the Effective Time: (i) none of the Company or any of its Subsidiaries or, to the knowledge of the Company, any of the Company’s Affiliates has taken or agreed to take any action that would prevent the First Step Merger and the Second Step Merger, taken together, from qualifying as a reorganization within the meaning of Section 368(a) of the Code and (ii) the Company is not aware of any agreement, plan or other circumstance that would prevent the First Step Merger and the Second Step Merger, taken together, from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m) As used in this Agreement, (i) “Taxes” shall mean any and all taxes, assessments, levies, duties, tariffs, imposts and other charges in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, including income, estimated franchise, windfall or other profits, gross receipts, property, sales, use, net worth, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, excise, withholding, ad valorem, stamp, custom duties, escheat, environmental, alternative or add-on minimum, transfer and value-added taxes together with any interest, penalty, or addition thereto, whether or not disputed and whether or not shown on any Tax Return and (ii) “Tax Return” shall mean any return (including any information return), report, statement, schedule, notice, form, election, estimated Tax filing, claim for refund or other document (including any attachments thereto and amendments thereof) filed or required to be filed with any Governmental Authority with respect to any Tax, including any schedule or attachment thereto, and including any amendment thereof.

Section 4.19 Employee Benefit Plans; Employees and Employment Practices

(a) Section 4.19 of the Company Disclosure Schedule contains a correct and complete list of each “employee benefit plan” as defined in Section 3(3) of ERISA and each other material employment, consulting, severance, termination, retirement, profit sharing, bonus, incentive or deferred compensation, retention or transaction bonus or change in control agreement, pension, stock option, restricted stock or other equity-based benefit, profit sharing, savings, retirement, life, health, disability, accident, medical, dental, insurance, vacation, paid time off, long term care, perquisite, fringe benefit, death benefit or other material compensation or benefit plan, program, arrangement, agreement, fund or commitment (i) for the benefit or welfare of any current director, officer or employee of the Company or any of its Subsidiaries and maintained or contributed to by the Company or any of its Subsidiaries or (ii) with respect to which the Company or any of its Subsidiaries has any material liability or obligation (each such plan or agreement, a “Company Benefit Plan”). The Company has made available to Parent or its Representatives copies of (a) each Company Benefit Plan (or accurate and complete descriptions thereof if unwritten), (b) the most recent annual report (Form 5500), if any, filed with the U.S. Department of Labor with respect to each such Company Benefit Plan, including schedules and financial statements attached thereto, (c) the most recent summary plan description for each such Company Benefit Plan for which a summary plan description is required, together with any summary of material modifications thereto, (d) each trust agreement and any other material agreement relating to a Company Benefit Plan and (e) the most recent determination letter issued by the U.S. Internal Revenue Service (“IRS”) with respect to any such Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code.

(b) Each Company Benefit Plan has been maintained, funded and administered in material compliance with its terms, any applicable provisions of ERISA and/or the Code and any other Applicable Laws. With respect to the Company Benefit Plans and all employee payroll withholding obligations, remittances, premiums, contributions and assessments under Applicable Law, all payments, premiums, contributions, and reimbursements for all periods ending prior to or as of the Effective Time shall have been made or have been accrued for on the financial statements of the Company or its applicable Subsidiary (including the Company Financial Statements). All accrued wages, vacation pay, holiday pay and employee benefits of the employees of the Company and its Subsidiaries to the extent required under GAAP as of June 30, 2009 have been accrued in accordance with in the Company’s books and records and reflected as such in the Company Financial Statements. There are no audits, claims, suits, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened by the IRS or any other Governmental Authority or any other Person with respect to any Company Benefit Plan (other than routine claims for benefits) nor to the knowledge of the Company is there any reasonable basis which could give rise to any material liability in the event of any such audits, claims, suits, investigations, inquiries or proceedings. To the knowledge of the Company, there has been no non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) with respect to any Company Benefit Plan.

(c) Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a determination or opinion letter from the IRS that it is so qualified, and, to the Company’s knowledge, no fact or event has occurred that would reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan.

(d) None of the Company, any of its Subsidiaries or any trade or business that, together with the Company or any of its Subsidiaries, would be deemed a single employer within the meaning of Section 4001 of ERISA (an “ERISA Affiliate”) maintains or contributes, or has been required to contribute, to any “multiemployer plan” (within the meaning of Section 3(37) or 4001(a)(3) of ERISA) or any “defined benefit plan” (within the meaning of Section 3(35) of ERISA) subject to Title IV of ERISA or Sections 412 or 430 of the Code, and neither the Company nor any of its Subsidiaries has any current or potential liability or obligation under Title IV of ERISA or Sections 412 or 430 of the Code.

(e) Neither the Company nor any of its Subsidiaries maintains, contributes to or has any obligation or liability with respect to, the provision of any health or life insurance or other welfare-type benefits for current or future retired or terminated directors, officers, employees or contractors (or any spouse or other dependent thereof) other than in accordance with Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code (“COBRA”). The Company, its Subsidiaries and the ERISA Affiliates have complied and are in compliance in all material respects with the requirements of COBRA.

(f) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event) constitute an event under a Company Benefit Plan that will or may result in, cause the accelerated vesting, funding or delivery of, or increase the amount or value of, any payment or benefit to any Person or could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G or 162(m) of the Code. No condition or circumstance since the date of the documents provided in accordance with Section 4.19(a) above would materially affect the information contained therein and, in particular, and without limiting the generality of the foregoing, no promises or commitments have been made by the Company or any of its Subsidiaries and no plans exist to amend any Company Benefit Plan or to provide increased benefits thereunder to any employee, except as required by Applicable Law.

(g) None of the Company Benefit Plans that is an “employee welfare benefit plan” (as defined in Section 3(1) of ERISA) is self-insured. Each such employee welfare benefit plan may be amended or terminated (including with respect to benefits provided to retirees and other former employees) without liability (other than (A) benefits then payable under such plan without regard to such amendment or termination and (B) nonmaterial administrative costs associated with such termination) to the Company or any of its Subsidiaries at any time after the Effective Time.

(h) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement between or applying to one or more employees and a trade union, works council, employee congress or other form of employee association or employee representative body, and no such collective bargaining agreement is being negotiated by the Company or any of its Subsidiaries. There is no pending labor dispute, strike or work stoppage, slowdowns, lockouts, arbitrations or grievances, or other labor disputes against the Company or any of its Subsidiaries, and no such disputes have occurred or, to the knowledge of the Company or any of its Subsidiaries, been threatened, during the past three years. None of the Company or any of its Subsidiaries is subject to any outstanding labor or employment-related Order, settlement, stipulation, award, injunction, arbitration award or finding of any Governmental Authority. There is no pending charge or complaint against the Company or any of its Subsidiaries by the National Labor Relations Board or any comparable state agency, and no charges or complaints have been brought, or, to the knowledge of the Company and any of its Subsidiaries, been threatened, against the Company during the past three years. Each of the Company and its Subsidiaries is in compliance in all material respects with all Applicable Laws respecting labor, employment, fair employment practices, human rights, employment standards, terms and conditions of employment, workers’ compensation, occupational safety, plant closings, and wages and hours. None of the Company or any of its Subsidiaries is liable for any payment to any trust or other fund or to any Governmental Authority, with respect to unemployment compensation benefits, social security or other benefits premiums, remittances or obligations for employees (other than routine payments to be made in the ordinary course of business consistent with past practice). There are no controversies pending or, to the knowledge of the Company, threatened, between the Company or any of its Subsidiaries and any of their current or former employees, which controversies have or could reasonably be expected to result in an action, suit, proceeding, claim, arbitration or investigation before any Governmental Authority or any court of competent jurisdiction. No employee of the Company or any of its Subsidiaries is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company or any of its Subsidiaries because of the nature of the business conducted or presently proposed to be conducted by it or to the use of trade secrets or proprietary information of others. Within the past three years, to the extent that the Company or any of its Subsidiaries has implemented any plant closing or layoff of employees that implicated the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar foreign, state or local law, regulation or ordinance (collectively, the “WARN Act”), such plant closing or layoff of employees complied with the WARN Act in all material respects.

(i) Neither the Company nor any of its Subsidiaries has any obligation to reimburse any employee, officer, independent contractor or director of the Company or any of its Subsidiaries for any Tax payable under Section 4999 or 409A of the Code (or any corresponding provision of state, local, or foreign Tax law).

(j) The Company has made available to Parent a complete and accurate list of all employees of the Company and any of its Subsidiaries as of the date of this Agreement, including each individual’s (i) jurisdiction of employment, (ii) employment authorization or work visa status, (iii) date of hire and service dates and (iv) current wages, salaries or hourly rate of pay, benefits, vacation entitlement, commissions and bonus (whether monetary or otherwise). Each Person who is an independent contractor is properly classified as an independent contractor for purposes of all employment-related Applicable Law and all Applicable Law concerning the status of independent contractors. Neither the Company nor any of its Subsidiaries has any liability, whether absolute or contingent, including any obligations under any Company Benefit Plan, with respect to any misclassification of a Person performing services for the Company or any of its Subsidiaries as an independent contractor rather than as an employee.

(k) Except as listed in Section 4.19(k) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries maintains, or sponsors any “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code). With respect to any such nonqualified deferred compensation plan listed in Section 4.19(k) of the Company Disclosure Schedule, (i) such plan has been operated since January 1, 2005 in good faith compliance with Section 409A of the Code and the guidance issued thereunder, (ii) such plan complies in form and operation with Section 409A of the Code and the guidance issued thereunder, (iii) as to such plan in existence prior to January 1, 2005 and not subject to Section 409A of the Code, has not been “materially modified” at any time after October 3, 2004, and (iv) the transaction contemplated by this Agreement will not result in any adverse tax consequences to the participants in such plan under Section 409A of the Code (including the inclusion in income of deferred amounts, or any additional tax pursuant to Section 409A(a)(1)(B) of the Code).

(l) All Company Options, Company RSUs and Company Restricted Stock have been appropriately authorized by the Company’s Board of Directors or a duly authorized committee thereof, including approval of the exercise or purchase price or the methodology for determining the exercise or purchase price, if applicable, and the substantive terms of the Company Options, Company RSUs and Company Restricted Stock. All Company Options, which might otherwise be subject to Section 409A of the Code, have an exercise price that is not less than the fair market value of the Company Stock on the date the option was granted as determined under Section 409A of the Code on the date the option was granted. No Company Options, Company RSUs or Company Restricted Stock has been retroactively granted, or the exercise or purchase price of any Company Options determined retroactively.

Section 4.20 Intellectual Property Matters

(a) As used in this Agreement, the term “Intellectual Property” means all of the following forms of intellectual property and all intellectual property rights arising under the laws of the United States or any other jurisdiction with respect thereto: (i) trade names, trademarks, service names and service marks (registered and unregistered), domain names, trade dress and applications to register any of the foregoing and all goodwill associated with any of the foregoing (collectively, “Marks”), (ii) patents and patent applications (including all reissues, divisions, substitutions, continuations, continuations-in-part, extensions, reexaminations thereof and foreign counterparts thereto) (collectively, “Patents”), (iii) works of authorship and any copyrights, copyright registrations, mask works, mask work registrations and applications therefor (collectively, “Copyrights”), (iv) rights in databases and data collections and (v) know-how, unpatented inventions, discoveries, methods, processes, technical data, specifications, research and development information, technology, databases and other proprietary or confidential information, including customer lists, in each case that derives economic value (actual or potential) from not being generally known, but excluding any Copyrights or Patents that cover or protect any of the foregoing (collectively, “Trade Secrets”).

(b) Section 4.20(b)(i) of the Company Disclosure Schedule sets forth an accurate and complete list of all registered Marks and applications for registration of Marks owned by the Company or any of its Subsidiaries (collectively, “Company Registered Marks”); Section 4.20(b)(ii) of the Company Disclosure Schedule sets forth an accurate and complete list of all Patents owned by the Company or any of its Subsidiaries (collectively, the “Company Patents”); and Section 4.20(b)(iii) of the Company Disclosure Schedule sets forth an accurate and complete list of all registered Copyrights and all pending applications for registration of Copyrights owned by the Company or any of its Subsidiaries (collectively, the “Company Registered Copyrights” and, together with the Company Registered Marks and the Company Patents, the “Company Registered IP”). The Company Registered IP is subsisting and is not, to the knowledge of the Company, subject to any interference, reissue, reexamination, opposition, cancellation or similar proceeding and, to the knowledge of the Company, no such action is or has been threatened in writing with respect to any of the Company Registered IP. The Company Registered IP is, to the knowledge of the Company, valid and enforceable, and no notice or claim challenging the validity, enforceability or scope of, or alleging the misuse of, any of the Company Registered IP has been received by the Company or any of its Subsidiaries. The Company or a Subsidiary has (i) filed, prosecuted, perfected and maintained each item of Company Registered IP in compliance with all Applicable Laws, (ii) not taken any action or failed to take any action that could reasonably be expected to result in the abandonment, cancellation, forfeiture, relinquishment, invalidation or unenforceability of any of the Company Registered IP and (iii) timely paid all filing, examination, issuance, post registration and maintenance fees, and annuities with respect to any of the Company Registered IP, other than for those items of Company Registered IP that the Company or any of its Subsidiaries has, in the exercise of its reasonable business discretion, determined to have no substantial value to the Company or the respective Subsidiary.

(c) Subject to (i) reasonable and customary disclosure in the ordinary course of business to Third Parties pursuant to non-disclosure agreements and (ii) non-exclusive licenses granted to Third Parties in the ordinary course of business, the Company and its Subsidiaries have taken reasonable steps to maintain and protect their rights in the Intellectual Property owned by the Company or its Subsidiaries, other than Intellectual Property that the Company or any of its Subsidiaries has, in the exercise of its reasonable business discretion, determined to have no substantive value to the Company or the respective Subsidiary (“Company Intellectual Property”), and to maintain the confidentiality of all of the Trade Secrets of the Company or its Subsidiaries. Without limiting the foregoing, no portion of the source code for any Company Intellectual Property that is software used in or with any existing or proposed product of the Company has been provided, disclosed or licensed to any escrow agent or other Third Party. The policy of the Company is to have each employee, consultant, contractor and other Person who has participated in the creation of any material Company Intellectual Property (each, a “Contributor”) enter, and each Contributor that is a third party or current employee has entered, into a written agreement that assigns or obligates the Contributor to assign to the Company all such Contributor’s right, title and interest in such Contributor’s contribution to such material Company Intellectual Property, and to the extent that a right is not assignable, Contributor has waived any such right, including moral rights. The Company has made available to Parent the Company’s standard form of proprietary information, confidentiality and assignment agreements. Except as set forth in Section 4.20(c) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has made any submission to, or entered into any Contract with, any standards bodies or other organizations that would obligate the Company or any of its Subsidiaries to grant licenses or that would otherwise impair the Company’s or any of its Subsidiaries’ control of any of the Company Intellectual Property. Section 4.20(c) of the Company Disclosure Schedule identifies each Contract pursuant to which the Company or any of its Subsidiaries has agreed or is obligated to license (or to grant any rights or immunities under) any of the Company Intellectual Property in connection with any technical standard or standards body. A copy of each such Contract has previously been provided to Parent.

(d) To the knowledge of the Company, the Company and its Subsidiaries own all Company Intellectual Property free and clear of any Liens or joint ownership interests. Except as set forth in Section 4.20(d) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has entered into any Contract with any third party that would create a Company joint ownership interest. Section 4.20(d) of the Company Disclosure Schedule identifies each Contract pursuant to which the Company or any of its Subsidiaries has created a Company joint ownership interest. A copy of each such Contract has previously been provided to Parent. None of the Company Intellectual Property is subject to any outstanding Order restricting the use thereof by the Company or its Subsidiaries. Since January 1, 2001, no funding, facilities or personnel of any Governmental Authority were used, directly or indirectly, to develop or create, in whole or in part, any Company Intellectual Property.

(e) Neither the Company nor any of its Subsidiaries has (i) assigned rights in or to any Company Intellectual Property to a Third Party, (ii) except for Company Intellectual Property jointly developed with a Third Party in which the Company retained non-exclusive, royalty-free license rights, granted to any third party any exclusive rights under or to any Company Intellectual Property or (iii) granted any rights under or to any Company Intellectual Property other than non-exclusive licenses granted in the ordinary course of business in connection with (x) the sale or distribution of the products of the Company or a Subsidiary, (y) an obligation to license necessary claims to Third Parties on reasonable and non-discriminatory terms in connection with technical contributions to standards bodies or (z) reciprocal licenses of necessary claims with Third Parties on royalty-free or reasonable and non-discriminatory terms.

(f) To the knowledge of the Company, neither the conduct of the business of the Company or its Subsidiaries, nor any of the products or services distributed, licensed, sold or offered by the Company and its Subsidiaries, infringes upon, misappropriates or constitutes the dilution of any Intellectual Property of any Third Party or constitutes unfair competition or trade practices under the laws of any jurisdiction, and since January 1, 2007, neither the Company nor any of its Subsidiaries has received any written notice or claim asserting or suggesting that any such infringement, misappropriation or dilution, or unfair competition or trade practices.

(g) Neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated hereby will (with or without notice, lapse of time or both) result in, or give any other Person the right or option to cause or declare, (i) a loss or ownership of, or Lien on, any Company Intellectual Property, (ii) the release, disclosure or delivery of any Company Intellectual Property to any Person, including to or from any escrow agent, or (iii) any grant, assignment, or transfer to any other Person of any license or other right or interest under, to or in any of the Company Intellectual Property. To the knowledge of the Company, no Third Party has made any unauthorized disclosure of any Trade Secrets of the Company or its Subsidiaries.

(h) The Company and its Subsidiaries have taken commercially reasonable efforts to ensure that the products sold, marketed, licensed or otherwise distributed by the Company and its Subsidiaries do not contain “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” “worm,” “spyware” or “adware” (as such terms are commonly understood in the software industry) or similar function or code designed or intended to have any of the following functions: (i) disrupting, disabling, harming or otherwise purposefully impeding in any manner the operation of, or providing unauthorized access to, a computer system, device or network or (ii) compromising the privacy or security of a user or damaging or destroying any data or file without the user’s consent.

(i) No software used in a product of the Company or any of its Subsidiaries is subject to any agreement obligating the Company to make source code owned by the Company or incorporated in the Company products available to third parties or to publish or place in escrow any source code owned by the Company or incorporated in the Company products. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, result in the disclosure or delivery by the Company or any of its Subsidiaries to any Person of any such Company-owned source code, and no portions of such Company-owned source code have been disclosed, delivered or licensed to any Person.

Section 4.21 Environmental Matters

(a) For purposes of this Agreement, the following terms shall have the following meanings: (i) “Hazardous Substances” means any pollutant, contaminant, hazardous or toxic waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material, or any substance, waste or material having any constituent elements displaying any of the foregoing characteristics, including any hazardous or toxic substance, waste or material regulated under any Environmental Law, (ii) “Environmental Law” means any Applicable Law or any applicable written agreement with any Governmental Authority or other Person, relating to human health and safety, the environment or any Hazardous Substance and (iii) “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any applicable Environmental Law for the operation of the business as currently conducted.

(b) No written notice, demand, request for information, citation, summons or Order has been received, no complaint has been filed, no penalty has been assessed, and no action, suit, arbitration, claim investigation or proceeding is pending and, to the Company’s knowledge, is threatened by any Governmental Authority or other Person relating to or arising out of any failure of the Company or any of its Subsidiaries (including any entity that is, in whole or in part, a predecessor of the Company or any of its Subsidiaries) to comply with any Environmental Law, any of which is pending and unresolved.

(c) The Company and its Subsidiaries are, and since January 1, 2004 have been, in material compliance with all Environmental Laws and all Environmental Permits of the Company. To the Company’s knowledge, there has been no release by the Company or any of its Subsidiaries, or for which the Company or any of its Subsidiaries would reasonably be expected to be liable by Contract or by operation of Applicable Law, of any Hazardous Substance at, under, from or to any facility or real property currently or formerly owned, leased or operated by the Company or any of its Subsidiaries (or any entity that is, in whole or in part, a predecessor of the Company or any of its Subsidiaries), in violation of Environmental Laws or that would reasonably be expected to require any investigation or remediation by the Company or any Subsidiary that would reasonably be expected to have a Company Material Adverse Effect.

(d) To the Company’s knowledge, there are no current conditions, situations or set of circumstances arising under or relating to any Environmental Law or any Hazardous Substance that would reasonably be expected to result in or be the basis for any material liability of the Company or any of its Subsidiaries.

(e) There are no material, non-routine environmental assessments or audit reports or other similar environmental studies or analyses in the possession or control of the Company or any of its Subsidiaries relating to any real property currently or formerly owned, leased or occupied by the Company or any of its Subsidiaries which have not been made available to Parent.

(f) The representations and warranties in this Section 4.21 are the exclusive representations and warranties with respect to environmental matters, Environmental Laws or Hazardous Substances in this Agreement.

Section 4.22 Insurance. Section 4.22 of the Company Disclosure Schedule contains a list of all policies of title, property, fire, casualty, liability, life, business interruption, product liability, workmen’s compensation and other forms of insurance of any kind relating to the business and operations of the Company or any of its Subsidiaries, in each case which are in force as of the date hereof and are material to the business of the Company and its Subsidiaries (the “Insurance Policies”). The Company or a Subsidiary of the Company has made any and all payments required to maintain the Insurance Policies in full force and effect. Neither the Company nor any of its Subsidiaries has received notice of default under any Insurance Policy, and has not received written notice or, to the knowledge of the Company, oral notice of any pending or threatened termination or cancellation, coverage limitation or reduction or premium increase with respect to any Insurance Policy.

Section 4.23 Title to and Sufficiency of Assets

(a) As of the date hereof, the Company and its Subsidiaries have, and as of the Effective Time, the Company and its Subsidiaries will have, good and valid title to, or, in the case of leased properties and assets, a valid leasehold interest in, all of its material tangible properties and assets, real, personal and mixed, used in its business, free and clear of any Liens except as reflected in the Company Financial Statements and except for Permitted Liens. As used herein, “Permitted Liens” means (i) Liens for current Taxes accrued or reserved on the books and records of the Company but not yet due and payable or which are not so accrued or reserved but are being contested in good faith as set forth in Section 4.23(a) of the Company Disclosure Schedule and (ii) Liens, whether or not of record, which in the aggregate do not materially affect the continued use of the Company’s assets or properties for the purposes for which they are currently being used.

(b) Neither the Company nor any of its Subsidiaries own any real property.

(c) Set forth in Section 4.23(c) of the Company Disclosure Schedule is a description of each lease of real property under which the Company or any of its Subsidiaries is a lessee, lessor, sublessee or sublessor as of the date hereof (the “Leased Property”). Correct and complete copies of such leases and all other instruments granting such leasehold interests, rights, options or other interests as of the date hereof (the “Property Leases”) (including all amendments, modifications and supplements thereto) have been made available to Parent. Each Property Lease is a valid and binding obligation of the Company or a Subsidiary of the Company, as applicable, in full force and effect and enforceable against the Company or such Subsidiary in accordance with its terms, subject to the Bankruptcy and Equity Exceptions; to the Company’s knowledge, each Property Lease is a valid and binding obligation of the counterparty thereto, in full force and effect and enforceable against such counterparty in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

(d) To the knowledge of the Company, (i) the Leased Property is adequate for the operation of the business of the Company and its Subsidiaries in substantially the same manner as conducted as of the date hereof and (ii) all of the buildings, material fixtures and other improvements situated on the Leased Property and all other material items of property are in good condition and in a reasonable state of repair (normal wear and tear excepted), and maintenance of such items has not been deferred beyond a reasonable time period.

Section 4.24 Brokers; Certain Expenses. Except for Deutsche Bank Securities, Inc., the fees and expenses of which will be paid by the Company, no broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. Prior to the date of this Agreement, the Company has made available a true, correct and complete copy of its engagement letter (as amended) with Deutsche Bank to Parent.

Section 4.25 Opinion of Financial Advisor. The Board of Directors of the Company has received a written opinion (or an oral opinion to be confirmed in writing), dated as of the date of approval of this Agreement by the Board of Directors of the Company, of Deutsche Bank Securities Inc., financial advisor to the Company, to the effect that, as of the date of such opinion, and subject to the assumptions, qualifications and limitations set forth therein, the consideration to be received by the holders of Company Stock in the Merger for such shares of Company Stock is fair, from a financial point of view, to such holders.

Section 4.26 Antitakeover Statutes. The Company has taken all commercially necessary action so that no “fair price,” “moratorium,” “control share acquisition” or other anti-takeover law or similar statute or regulation (other than the interested stockholder provisions codified in Section 203 of the Delaware Law) or any anti-takeover provision in the Certificate of Incorporation or Bylaws of the Company is applicable to this Agreement, the Merger, the Support Agreements or the other transactions contemplated by this Agreement, and, accordingly, no such anti-takeover law or similar statute or regulation and no such provision applies or purports to apply to any such transactions. Subject to the accuracy of the representation set forth in Section 5.15 hereof, the Board of Directors of the Company has taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the Delaware Law are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Support Agreements and to the consummation of the Merger and the other transactions contemplated by this Agreement.

Section 4.27 No Additional Representations. Parent acknowledges and agrees that except as expressly set forth in this Agreement, neither the Company nor any of its Subsidiaries nor any of their respective Representatives has made any representation or warranty, express or implied, to Parent or any of its Representatives in connection with this Agreement, the Merger or any of the other transactions contemplated hereby or thereby. Without limiting the foregoing, neither the Company nor any of its Subsidiaries nor any of their Representatives makes any representation or warranty to Parent with respect to any financial projection or forecast relating to the Company or any of its Subsidiaries.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF PARENT

Except as set forth in the Parent Disclosure Schedule delivered herewith and dated as of the date hereof, or as disclosed in a document filed by Parent with the SEC and publicly available prior to the date hereof, Parent and the Merger Subsidiaries jointly and severally represent and warrant to the Company that:

Section 5.1 Organization and Qualifications. Each of Parent and Merger Subsidiary One is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Subsidiary Two is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Parent, Merger Subsidiary One and Merger Subsidiary Two has the requisite corporate or similar power and corporate or similar authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Parent and each Subsidiary of Parent is duly qualified to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or good standing necessary, except for such failures to be so qualified or in good standing that would not have a Parent Material Adverse Effect. Parent’s Certificate of Incorporation and Bylaws that were filed as Exhibit 3.1 and Exhibit 3.3 to Parent’s Registration Statement on Form S-1, respectively, are complete and correct copies thereof as in effect on the date hereof, and all amendments thereto, as currently in effect. Parent is not in violation of its Certificate of Incorporation or Bylaws, except for any such violations that, in the aggregate, would not have a Parent Material Adverse Effect.

Section 5.2 Corporate Authorization. Each of Parent, Merger Subsidiary One and Merger Subsidiary Two has all necessary corporate or similar power and corporate or similar authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by each of Parent, Merger Subsidiary One and Merger Subsidiary Two and the consummation by each of Parent, Merger Subsidiary One and Merger Subsidiary Two of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or similar action on the part of each of them, and no other corporate or similar proceedings on the part of any of them are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than the filing of the Certificates of Merger with the Secretary of State of the State of Delaware in accordance with Delaware Law. This Agreement has been duly authorized and validly executed and delivered by each of Parent, Merger Subsidiary One and Merger Subsidiary Two and, assuming this Agreement is a legal, valid and binding obligation of the Company, this Agreement constitutes a legal, valid and binding obligation of each of Parent, Merger Subsidiary One and Merger Subsidiary Two, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

Section 5.3 Governmental Authorization

(a) The execution, delivery and performance of this Agreement by each of Parent, Merger Subsidiary One and Merger Subsidiary Two do not, and the consummation of the transactions contemplated hereby will not, require Parent or any Subsidiary of Parent to obtain any consent, approval or authorization of, or make any filing with or notification to, any Governmental Authority except (a) under (i) the Exchange Act (including the filing by the Company of the Proxy Statement/Prospectus), (ii) the Securities Act (including the filing by Parent of the Registration Statement), (iii) any applicable United States state or federal or foreign securities, takeover or “blue sky” laws and (iv) to the extent applicable, the rules and regulations of NASDAQ, (b) pursuant to the competition and antitrust laws of the United States or any foreign country, as applicable, (c) the filing and recordation of the Certificates of Merger as required by Delaware Law or (d) where the failure to obtain such consents, approvals or authorizations, or to make such filings or notifications would not, individually or in the aggregate, materially impair the ability of Parent, Merger Subsidiary One or Merger Subsidiary Two to consummate, or prevent or materially delay, the Merger or any of the other transactions contemplated by this Agreement.

(b) Notwithstanding anything to the contrary contained in this Section 5.3 or elsewhere in this Agreement, neither Parent nor any of its Subsidiaries shall have any obligation under this Agreement to (i) divest or agree to divest (or cause any of its Subsidiaries to divest) any of its respective businesses, product lines, assets, or capital stock or to take or agree to take (or cause any of its Subsidiaries to take or agree to take) any other action or agree (or cause any of its Subsidiaries to agree) to any limitation or restriction on any of its respective businesses, product lines, assets, or capital stock, or (ii) litigate or participate in the litigation of any suit, claim, action, investigation or proceeding, whether judicial or administrative, brought by any Governmental Authority (A) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement, or seeking to obtain from Parent or any of its Subsidiaries any damages in relation therewith; (B) seeking to prohibit or limit in any respect, or place any conditions on, the ownership or operation by the Company, Parent or any of their respective affiliates of all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its Subsidiaries or to require any such person to dispose of, license (whether pursuant to an exclusive or nonexclusive license) or hold separate all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its Subsidiaries, in each case as a result of or in connection with the Merger or any of the other transactions contemplated by this Agreement; or (C) seeking to (1) directly or indirectly prohibit Parent or any of its affiliates from effectively controlling in any respect any of the business or operations of the Company or its Subsidiaries or (2) directly or indirectly prevent the Company or its Subsidiaries from operating any of their business in substantially the same manner as operated by the Company and its Subsidiaries immediately prior to the date of this Agreement.

Section 5.4 Non-contravention. The execution, delivery and performance by each of Parent, Merger Subsidiary One and Merger Subsidiary Two of this Agreement do not, and the consummation by each of Parent, Merger Subsidiary One and Merger Subsidiary Two of the transactions contemplated hereby will not (with or without notice or lapse of time, or both), (a) conflict with or violate any provision of the Certificate of Incorporation or Bylaws or similar organizational documents of Parent or any Subsidiary of Parent, as in effect on the date hereof, (b) assuming that all consents, approvals and authorizations described in Section 5.3 have been obtained prior to the Effective Time and all filings and notifications described in Section 5.3 have been made and any waiting periods thereunder have terminated or expired prior to the Effective Time, conflict with or violate any Applicable Law applicable to Parent or any Subsidiary of Parent or by which any of their properties or assets are bound or (c) require any consent or approval under, result in any breach of or any loss of any benefit under, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of any Liens on any property or asset of Parent or any Subsidiary of Parent pursuant to, any Contract to which Parent or any Subsidiary of Parent is a party or by which any of their respective properties or assets are bound, except, with respect to clauses (b) and (c), for matters that would not, individually or in the aggregate, materially impair the ability of Parent, Merger Subsidiary One or Merger Subsidiary Two to consummate, or prevent or materially delay, the Merger or any of the other transactions contemplated by this Agreement.

Section 5.5 Parent Stock. The authorized capital stock of Parent consists of (i) 200,000,000 shares of Parent Stock and (ii) 10,000,000 shares of preferred stock, par value $0.0005 per share (the “Parent Preferred Stock”). The rights and privileges of the Parent Stock and the Parent Preferred Stock are as set forth in Parent’s Certificate of Incorporation. As of September 4, 2009, there are (i) 62,336,922 shares of Parent Stock issued and outstanding, (ii) no shares of Parent Preferred Stock issued and outstanding, (iii) no shares of Parent Stock held in the treasury of Parent, (iv) options to purchase an aggregate of 8,886,303 shares of Parent Stock issued and outstanding, (v) restricted stock units for 2,932,417 shares of Parent Stock issued and outstanding and (vi) a warrant to purchase 26,122 shares of Parent Stock issued and outstanding. All outstanding shares of capital stock of Parent (including any Parent restricted stock) have been, and all shares that may be issued pursuant to any plan of Parent will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are (or, in the case of shares that have not yet been issued, will be) fully paid, nonassessable and free of preemptive rights. Except as set forth in the immediately preceding sentence, there are no (i) shares of capital stock, voting securities or other Equity Interests of Parent, (ii) options, warrants or other rights, agreements, arrangements or commitments of any character to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Subsidiaries is bound relating to the issued or unissued Equity Interests of Parent, (iii) securities convertible into or exchangeable for such Equity Interests, or obligating Parent to issue or sell any shares of its capital stock or other Equity Interests or (iv) securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, Parent. Except as required by the terms of any options or other stock based awards, there are no outstanding contractual obligations of Parent or any of its Subsidiaries affecting the voting rights of or requiring the repurchase, redemption or disposition of, any of Parent’s securities. The shares of Parent Stock to be issued pursuant to the Merger will be duly authorized and validly issued and, at the Effective Time, all such shares will be fully paid, nonassessable and free of preemptive rights.

Section 5.6 SEC Filings

(a) Parent has filed all reports, schedules, forms, statements or other documents required to be filed by it under the Securities Act or the Exchange Act, as the case may be, since January 1, 2008 (collectively, the “Parent SEC Documents”). Each Parent SEC Document (a) as of its date, complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, as in effect on the date so filed and (b) did not, at the time it was filed (or, if subsequently amended or supplemented, at the time of such amendment or supplement), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date of this Agreement, no Subsidiary of Parent is separately subject to the periodic reporting requirements of the Exchange Act. As of the date hereof, there are no outstanding or unresolved comments received by Parent from the SEC staff with respect to any of the Parent SEC Documents. Parent has made available to the Company correct and complete copies of any amendments or modifications which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by Parent with the SEC pursuant to the Securities Act or the Exchange Act.

(b) Parent has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f) of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Parent has disclosed, based on its most recent evaluation prior to the date hereof, to Parent’s auditors and the audit committee of its Board of Directors (i) any significant deficiencies and material weaknesses in the design or operation of its internal control over financial reporting that are reasonably likely to adversely affect in any material respect Parent’s ability to record, process, summarize and report financial information and (ii) any fraud, or to the knowledge of Parent, alleged fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting. Parent has not identified any material weaknesses in the design or operation of its internal controls over financial reporting, and to the knowledge of Parent, there is not any fraud or allegation of fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting. The certifications and statements required by (A) Rule 13a-14 under the Exchange Act and (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Parent SEC Documents were, at the time of their respective filing or submission, accurate and complete and complied in all material respects as to form and content with Applicable Law.

(c) Since January 1, 2008, neither Parent nor any of its Subsidiaries nor, to the knowledge of Parent, any Representatives of Parent has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Parent or any of its Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that Parent or any of its Subsidiaries has engaged in questionable accounting or auditing practices. To the knowledge of Parent, no attorney representing Parent or any of its Subsidiaries, whether or not employed by Parent or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by Parent or any of its Representatives to the Board of Directors of Parent or any committee thereof or to any director or officer of Parent. To the knowledge of Parent, no employee of Parent or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation by Parent or any of its Subsidiaries or their employees of any Applicable Law.

(d) Parent is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ.

Section 5.7 Financial Statements. Each of the consolidated financial statements (including, in each case, any notes and Form 10-K schedules thereto) of Parent contained in the Parent SEC Documents (collectively, the “Parent Financial Statements”) was prepared in accordance with GAAP, applied on a consistent basis during the periods indicated (except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), and each of the Parent Financial Statements presents fairly, in all material respects, the consolidated financial position of Parent as of the respective dates thereof and the consolidated results of operations and cash flow of Parent for the respective periods indicated therein (subject, in the case of unaudited financial statements, to normal period end adjustments).

Section 5.8 No Undisclosed Liabilities. Neither Parent nor any of its Subsidiaries has any liabilities or obligations of a nature, whether accrued, absolute, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet of Parent, except for liabilities or obligations (a) that are incurred after June 30, 2009 in the ordinary course of business consistent with past practice, (b) that were incurred under this Agreement or in connection with the transactions contemplated hereby, (c) that were disclosed or reserved against in the most recent Parent Financial Statements (including the notes thereto) included in the Company SEC Documents filed prior to the date of this Agreement or (d) that represent no more than $5,000,000 in the aggregate (not including for this calculation any liabilities or obligations excluded under (a) through (c) above).

Section 5.9 Disclosure Documents

(a) The registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of shares of Parent Stock in connection with the Merger (the “Registration Statement”), or any amendments or supplements thereto, at the time it becomes effective under the Securities Act, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement (except for such portions thereof that relate to the Company or any of its Subsidiaries) will comply as to form in all material respects with the applicable provisions of the Securities Act. Notwithstanding the foregoing, neither Parent, Merger Subsidiary One nor Merger Subsidiary Two makes any representation or warranty with respect to any information (i) supplied or required to be supplied by the Company and contained in or omitted from any of the foregoing documents or (ii) contained in or omitted from the Proxy Statement/Prospectus, except to the extent set forth in Section 5.9(b).

(b) None of the information supplied or to be supplied by Parent, Merger Subsidiary One or Merger Subsidiary Two for inclusion or incorporation by reference in the Proxy Statement/Prospectus or any amendment or supplement thereto will, at the date the Proxy Statement/Prospectus or any such amendment or supplement thereto is first mailed to the Company Stockholders or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they are made not misleading.

Section 5.10 Litigation. There is no action, suit, arbitration, claim, investigation or proceeding pending against or, to the knowledge of Parent, threatened against Parent, any of its Subsidiaries or any respective properties before any court or arbitrator or before or by any Governmental Authority that would, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole.

Section 5.11 Merger Subsidiary One and Merger Subsidiary Two. Each of Merger Subsidiary One and Merger Subsidiary Two is a direct, wholly-owned Subsidiary of Parent that was formed for the purpose of engaging in the transactions contemplated hereby and has engaged in no business other than in connection with the transactions contemplated by this Agreement. All of the issued and outstanding equity of each of Merger Subsidiary One and Merger Subsidiary Two is owned directly by Parent.

Section 5.12 Brokers. Except for Credit Suisse Securities (USA) LLC, the fees and expenses of which will be paid by Parent, no broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.

Section 5.13 Capital Resources. Parent has, or will have prior to the Effective Time, sufficient cash, available lines of credit or other sources of immediately available funds to enable it to deposit the aggregate cash portion of the Merger Consideration payable pursuant to Section 2.5(a) with the Exchange Agent in accordance with Section 2.8(a) (collectively, the “Financing”).

Section 5.14 No Vote of Parent Stockholders. No vote of the stockholders of Parent or any of its Affiliates or the holders of any other securities of Parent or any of its Affiliates (equity or otherwise), is required by any applicable Law, the Certificate of Incorporation or Bylaws of Parent or any of its Affiliates or the applicable rules of any exchange on which securities of Parent or any of its Affiliates are traded, in order for Parent or any of its Affiliates to consummate the Merger or effect the Financing.

Section 5.15 Company Stock. Parent, Merger Subsidiary One and Merger Subsidiary Two do not, and have not, for the past three years “owned” (within the meaning of Section 203 of the Delaware Law) any shares of Company Stock. During the period from the date hereof to the Effective Time (other than pursuant to the Support Agreements), Parent shall not purchase shares of Company Stock or otherwise intentionally acquire the right to vote shares of Company Stock, without the Company’s prior written consent.

Section 5.16 Absence of Certain Changes. Since June 30, 2009, the date of Parent’s most recent Quarterly Report on Form 10-Q, there has not been any Parent Material Adverse Effect.

ARTICLE 6

COVENANTS

Section 6.1 Conduct of the Company. From the date hereof until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course consistent with past practice and in material compliance with Applicable Law, and use its commercially reasonable efforts to (i) preserve intact its present business organization, (ii) maintain in effect all of the Company Permits, (iii) keep available the services of its directors, officers and employees and (iv) maintain satisfactory relationships with its customers, suppliers and others having material business relationships with it. Without limiting the generality of the foregoing, except as expressly contemplated by this Agreement, without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed) as required by Applicable Law, or as set forth in Section 6.1 of the Company Disclosure Schedule, the Company shall not, and shall not permit any of its Subsidiaries to:

(a) amend its Certificate of Incorporation, Bylaws or other similar organizational documents (whether by merger, consolidation or otherwise);

(b) split, combine or reclassify any shares of capital stock of the Company or any of its Subsidiaries or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of the capital stock of the Company or its Subsidiaries (other than any dividends payable to the Company or another Company Subsidiary), or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire, directly or indirectly, any Company Securities or any Company Subsidiary Securities;

(c) (i) issue, deliver or sell, or authorize the issuance, delivery or sale of, any Company Securities or Company Subsidiary Securities, other than the issuance of shares of Company Stock (A) in connection with the Company ESPP in the ordinary course and (B) upon the vesting or exercise of any Company RSUs and Company Options, respectively, that are outstanding on the date of this Agreement or that are issued after the date hereof in compliance with the terms of this Agreement, in each case in accordance with their respective terms or (ii) amend any term of any Company Security or any Company Subsidiary Security (in each case, whether by merger, consolidation or otherwise), including, without limitation, any discretionary acceleration of vesting of any stock options, restricted stock awards, restricted stock units or other equity awards issued pursuant to the Company Equity Plans or otherwise;

(d) grant any stock options, restricted stock awards, restricted stock units or other equity awards pursuant to the Company Equity Plans or otherwise, except for the issuance of up to an aggregate of 50,000 stock options to new employees (i) hired pursuant to requisitions open as of the date hereof and disclosed to Parent and (ii) in the ordinary course of business, with exercise prices not less than the then-current market price of Company Stock; provided, however, that the Company must notify Parent of any such awards and provide Parent with the report after such awards have been approved by the Company’s Compensation Committee with respect to the granting of such awards;

(e) (i) acquire (including by merger, consolidation, or acquisition of stock or assets) or make any loans, advances or capital contributions to, or investments in, any Equity Interests or equity securities in any Person or any assets, loans or debt securities thereof, other than in wholly-owned Subsidiaries of the Company or in the ordinary course of business consistent with past practice, (ii) sell, lease or otherwise dispose of (whether by merger, consolidation, or acquisition of stock or assets or otherwise), or create or incur any Lien (other than Permitted Liens) on, any business organization or division thereof or any assets or securities, other than sales or dispositions of inventory and other assets in the ordinary course of business consistent with past practice or pursuant to existing Contracts, (iii) abandon, fail to maintain or allow to expire (except in each case, where the Company has in its reasonable business discretion determined that such Intellectual Property has no substantive value to the Company), or sell or exclusively license to any Person, any Intellectual Property of the Company or

any of its Subsidiaries or (iv) authorize any new capital expenditures, except (X) as contemplated by the capital expenditure budget last delivered or made available to Parent by the Company or (Y) not in excess of $100,000 in the aggregate; provided, however, that for purposes of clarity, notwithstanding anything to the contrary set forth in this Agreement, neither the Company entering into that certain License Agreement attached hereto as Exhibit D, nor the Company performing thereunder, shall constitute any breach of this Agreement or any representation, warranty or covenant contained herein; provided, further, that nothing herein shall be deemed to affect the Company’s obligation to execute the License Agreement in connection with the Closing.

(f) adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the Merger or among wholly-owned Subsidiaries);

(g) create, incur, assume or otherwise become liable with respect to any Indebtedness exceeding $150,000, or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the Indebtedness of any other Person;

(h) (i) renew or enter into any Contract or other arrangement that limits or otherwise restricts the Company, any of its Subsidiaries or any of their respective Affiliates or any successor thereto or that could, after the Effective Time, limit or restrict the Final Surviving Entity, any of its Subsidiaries, Parent or any of their respective Affiliates, from engaging or competing in any line of business, in any location or with any Person, (ii) enter into any new line of business outside of its existing business segments, (iii) enter into purchase orders other than purchase orders for the manufacturing, assembly, purchase or sale of inventory in the ordinary course of business (provided that (X) this exception shall not apply to purchase orders for wafers in excess of $100,000 in the aggregate, which shall require Parent’s consent (provided Parent shall approve or decline such wafer purchase orders within 24 hours of notice, such approval not to be unreasonably withheld, conditioned or delayed) and (Y) any other purchase orders in an amount exceeding $100,000 individually shall not require consent, but shall be disclosed in a weekly report to be delivered by the Company to Parent), (iv) amend, modify or terminate (other than material amendments to purchase orders not related to any financial terms therein) any Material Contract, (v) other than sales of products and nonexclusive licenses granted to customers and purchases of product from suppliers in the ordinary course of business and consistent with past practice, enter into any Material Contract or (vi) otherwise waive, release or assign any material rights, claims or benefits of the Company or any of its Subsidiaries;

(i) (i) enter into any out-bound exclusive license, distribution, marketing or sales Contracts, (ii) sell, transfer or otherwise dispose of any Company Intellectual Property other than sales of its products and other non-exclusive licenses that are in the ordinary course of business and consistent with past practices or (iii) grant “most favored nation” or similar pricing to any Person;

(j) pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise) to Third Parties, other than (i) performance of contractual obligations in accordance with their terms, (ii) payment, discharge, settlement or satisfaction in the ordinary course of business consistent with past practice or (iii) payment, discharge, settlement or satisfaction in accordance with their terms, of claims, liabilities or obligations that have been (A) disclosed in the most recent Company Financial Statements if required by GAAP or (B) incurred since the date of the most recent Company Financial Statements in the ordinary course of business consistent with past practice or in connection with the transactions contemplated by this Agreement;

(k) settle, or offer or propose to settle, (i) any litigation, investigation, arbitration, proceeding or other similar action involving or against the Company or any of its Subsidiaries, (ii) any stockholder litigation or dispute against the Company or any of its officers or directors or (iii) any litigation, arbitration, proceeding or dispute that relates to the transactions contemplated hereby, or commence any litigation, investigation, arbitration or proceeding against any Person, other than pursuing litigation or settling litigation necessary to pursue the Company’s rights under this Agreement;

(l) abandon or dedicate to the public domain any of the Company Registered IP;

(m) fail to keep in force insurance policies or replacement or revised provisions regarding insurance coverage with respect to the assets, products, operations and activities of the Company and its Subsidiaries substantially equal to those currently in effect;

(n) (i) grant or increase any severance or termination pay to (or amend any existing arrangement with) any director or officer of the Company or any of its Subsidiaries, (ii) increase benefits payable under any existing severance or termination pay policies or employment agreements, (iii) enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any director, officer or employee of the Company or any of its Subsidiaries (other than the Company’s standard employment agreements and form offer letters), (iv) terminate, establish, adopt or amend (except as reasonably necessary to comply with Applicable Law) any Company Benefit Plan covering any director, officer or employee of the Company or any of its Subsidiaries or (v) except as provided for by any existing Company Benefit Plan, increase compensation, bonus (other than discretionary bonuses up to an aggregate amount of $50,000) or other benefits payable to any director, officer or employee of the Company or any of its Subsidiaries, or pay any similar benefits;

(o) change the Company’s methods of accounting, except as required by concurrent changes in GAAP;

(p) make or change or rescind any material Tax election, change any annual Tax accounting period, adopt or change any accounting method for material Taxes, file any amended material Tax Return, enter into any closing agreement related to a material amount of Taxes, settle a material Tax claim or assessment relating to the Company or any of its Subsidiaries, surrender any right to claim a refund of a material amount of Taxes or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to the Company or any of its Subsidiaries;

(q) terminate the employment of any of the individuals, or amend or rescind or otherwise materially alter, the employment arrangements of the individuals, set forth on Schedule A attached hereto;

(r) take any action which would reasonably be expected to cause any conditions of the Merger to not be satisfied;

(s) make any representations or issue any communications to current or former employees, independent contractors or directors that are inconsistent in any material respect with this Agreement or the transactions contemplated thereby, including any representations regarding offers of employment from Parent, any Subsidiary of Parent, or the Final Surviving Entity; or

(t) agree, resolve or commit to do any of the foregoing.

Section 6.2 No Control of the Company’s Business. Nothing contained in this Agreement shall give Parent, Merger Subsidiary One or Merger Subsidiary Two, directly or indirectly, the right to control or direct the operations of the Company or any of its Subsidiaries prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete and independent control and supervision over its and its Subsidiaries’ respective operations.

Section 6.3 Proxy Statement/Prospectus and Registration Statement

(a) As promptly as practicable after the execution and delivery of this Agreement, Parent and the Company shall prepare, and Parent shall file with the SEC, the Registration Statement. The Registration Statement shall include (i) a prospectus for the issuance of shares of Parent Stock pursuant to the Merger, and (ii) a proxy statement of the Company for use in connection with the solicitation of proxies for the Merger Proposal to be considered at the Company Stockholder Meeting (as may be amended or supplemented from time to time, the “Proxy Statement/Prospectus”). Each of Parent and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC under the Securities Act as promptly as practicable after such filing with the SEC and to keep the Registration Statement effective through the Closing in order to consummate the Merger and the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, each of the Company and Parent shall, and shall cause its respective Representatives to, fully cooperate with the other party hereto and its respective Representatives in the preparation of the Registration Statement and the Proxy Statement/Prospectus, and shall furnish the other party hereto with all information concerning it and its Affiliates as the other party hereto may deem reasonably necessary or advisable in connection with the preparation of the Registration Statement and the Proxy Statement/Prospectus, and any amendment or supplement thereto, and each of Parent and the Company shall provide the other party hereto with a reasonable opportunity to review and comment thereon.

(b) As promptly as practicable after the Registration Statement has become effective (but in any event within five (5) Business Days thereafter), the Company shall cause the Proxy Statement/Prospectus to be mailed to the Company Stockholders. Subject to and without limiting the rights of the Board of Directors of the Company pursuant to Section 6.5(a), the Proxy Statement/Prospectus shall include the Company Board Recommendation. Subject to Section 6.5(b), the Board of Directors of the Company shall publicly reaffirm such recommendation at any time prior to the Company Stockholder Meeting within forty-eight (48) hours following any written request to do so by Parent.

(c) The Registration Statement and the Proxy Statement/Prospectus shall comply in all material respects as to form and substance with the requirements of the Securities Act and the Exchange Act. Without limiting the generality of the foregoing, the information supplied or to be supplied by any party hereto for inclusion or incorporation by reference in the Registration Statement shall not, at the time the Registration Statement is filed with the SEC or declared effective by the SEC or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied or to be supplied by any party hereto for inclusion or incorporation by reference in the Proxy Statement/Prospectus shall not, at the time the Registration Statement is declared effective, on the date the Proxy Statement/Prospectus (or any amendment thereof or supplement thereto) is first mailed to stockholders, or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied or to be supplied by or on behalf of either party hereto for inclusion in any filing pursuant to Rule 165 and Rule 425 under the Securities Act or Rule 14a-12 under the Exchange Act (each, a “Regulation M-A Filing”) shall not, at the time any such Regulation M-A Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the generality of the foregoing, prior to the Effective Time, Parent and the Company shall notify each other as promptly as practicable upon becoming aware of any event or circumstance which should be described in an amendment of, or supplement to, the Registration Statement, Proxy Statement/Prospectus or any Regulation M-A Filing so that any such document would not include any misstatement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and as promptly as practicable thereafter, an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Applicable Law or the SEC, disseminated to the stockholders of the Company. Parent and the Company shall each notify the other as promptly as practicable after the receipt by it of any written or oral comments of the SEC or its staff on, or of any written or oral request by the SEC or its staff for amendments or supplements to, the Registration Statement, the Proxy Statement/Prospectus or any Regulation M-A Filing, and shall promptly supply the other with copies of all correspondence between it or any of its Representatives and the SEC or its staff with respect to any of the foregoing filings. Prior to filing the Registration Statement or mailing the Proxy Statement/Prospectus to stockholders (or filing or mailing any amendment thereof or supplement thereto), each of Parent and the Company, as the case may be, (i) shall provide the other Party with a reasonable opportunity to review and comment on such document or response, (ii) shall include in such document or response all comments reasonably and timely proposed by such other Party and (iii) shall not file or mail such document or response to the SEC prior to receiving such other Party’s approval, which approval shall not be unreasonably withheld, conditioned or delayed.

(d) Parent and the Company shall make any necessary filings with respect to the Merger under the Securities Act and the Exchange Act. In addition, prior to the Effective Time, Parent shall use commercially reasonable efforts to obtain all regulatory approvals needed to ensure that the Parent Stock to be issued pursuant to the Merger will be registered (to the extent required), qualified or exempt from registration or qualification under any applicable federal or state securities or blue sky laws.

Section 6.4 Company Stockholder Meeting

(a) Unless this Agreement has been terminated in accordance with Section 8.1, the Company shall (i) establish a record date for, duly call, give notice of, convene and hold a meeting of the Company Stockholders and take a vote for the purpose of obtaining the Company Stockholders’ approval in favor of this Agreement and the transactions contemplated herein in accordance with Delaware Law (the “Merger Proposal”) at a meeting of the Company Stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable following the date on which the Registration Statement becomes effective (but taking into account any advance notice or other requirements under Applicable Law), (ii) use its commercially reasonable efforts to obtain the Company Stockholder Approval and (iii) otherwise comply with all legal requirements applicable to such meeting. Provided this Agreement has not otherwise been terminated pursuant to Section 8.1, the Company’s obligations pursuant to Section 6.4(a)(i) and (ii) shall not be affected by the public announcement or public disclosure of, or the communication to the Company of, any Acquisition Proposal or inquiry or indication of interest with respect thereto, or by an Adverse Recommendation Change.

(b) Notwithstanding anything to the contrary set forth in this Agreement, the Company may adjourn or postpone the Company Stockholder Meeting solely (i) for up to ten (10) Business Days, if as of the time for which the Company Stockholder Meeting is originally scheduled (as set forth in the Proxy Statement/Prospectus) there are insufficient shares of Company Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholder Meeting, (ii) for up to ten (10) Business Days, if the Board of Directors of the Company shall have determined in good faith (after consultation with its outside legal counsel) that it is necessary to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders by issuing a press release, filing materials with the SEC or otherwise (including in connection with any Adverse Recommendation Change), (iii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by any other Applicable Law, Order or a request from the SEC or its staff or (iv) with the prior written consent of Parent.

Section 6.5 No Solicitation; Other Offers

(a) Subject to Section 6.5(b), the Company shall not, and the Company shall cause its Subsidiaries and its and their Representatives not to, directly or indirectly, (i) solicit, initiate or take any action to knowingly facilitate or knowingly encourage any inquiries or indication of interests regarding, or the making or submission of any proposal or offer that constitutes, or could reasonably be expected to result in, any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations (oral or written) regarding any Acquisition Proposal or any inquiry or indication of interest with respect thereto, or furnish or disclose any non-public information relating to the Company or any of its Subsidiaries or, except as required by Applicable Law, afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, or otherwise assist, cooperate in any way with, or take any action to knowingly facilitate or knowingly encourage any effort by, any Third Party that is seeking to make, or has made, any Acquisition Proposal or any inquiry or indication of interest with respect thereto, (iii) fail to make, withdraw or modify in a manner adverse to Parent, the Company Board Recommendation (or publicly recommend any Acquisition Proposal, or any inquiry or indication of interest with respect thereto, or take any public action or make any public statement inconsistent with the Company Board Recommendation) (any of the foregoing in this clause (iii), an “Adverse Recommendation Change”) or (iv) enter into any agreement, agreement in principle, letter of intent, term sheet or other similar instrument relating to any Acquisition Proposal. The Company shall, and shall cause each of its Subsidiaries and its and their Representatives to, immediately cease and cause to be terminated any discussions or negotiations with any Third Party (other than Parent and its Representatives) that may be ongoing as of the date hereof with respect to any actual or potential Acquisition Proposal or any inquiry or indication of interest with respect thereto.

(b) Notwithstanding Section 6.5(a), at any time prior to obtaining the Company Stockholder Approval, in response to a bona fide Acquisition Proposal received by the Company after the date hereof that was not solicited in material violation of Section 6.5(a), or, prior to the date of this Agreement in material violation of that certain Letter Agreement dated August 17, 2009, between Parent and the Company (the “Letter Agreement”) and with respect to which the Board of Directors of the Company determines in good faith (after consultation with its outside legal counsel and financial advisors) (i) that such Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal and (ii) that taking the actions set forth in clauses (A), (B) or (C) below with respect to such Acquisition Proposal is necessary in order to comply with its fiduciary duties under Applicable Law, the Board of Directors of the Company, directly or indirectly through its Representatives, may, in response to such Acquisition Proposal, and subject to compliance with Section 6.5(c) and Section 6.5(d), (A) provide access to its properties, Contracts, personnel, books and records and furnish information, data and/or draft agreements with respect to the Company and its Subsidiaries to the Person making such Acquisition Proposal and its Representatives, (B) participate in discussions or negotiations with the Person making such Acquisition Proposal and its Representatives regarding such Acquisition Proposal or (C) in the event that the Board of Directors of the Company determines in good faith (after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal constitutes a Superior Proposal, make an Adverse Recommendation Change and/or enter into an agreement regarding such Superior Proposal; provided, however, that the Board of Directors of the Company shall not make an Adverse Recommendation Change unless (x) the Company has given Parent five (5) Business Days prior written notice of its intention to take such action and all of the material terms and conditions of such Superior Proposal as initially proposed by such Person (it being understood and agreed that any material change to the consideration offered and/or other change to the material terms of any Superior Proposal as initially proposed by such Person shall require an additional notice to Parent and a new three (3) Business Day notice period), (y) the Board of Directors of the Company shall have considered in good faith and, if requested by Parent in writing, the Company shall have met with Parent to discuss (after consultation with its outside legal counsel and financial advisors) any changes or revisions to this Agreement committed to by Parent and shall not have determined that the Superior Proposal would no longer constitute a Superior Proposal if such changes were to be given effect or shall have determined to make such Adverse Recommendation Change even if such changes were to be given effect and (z) the Company has complied in all material respects with its obligations under this Section 6.5.

(c) The Company shall promptly (and in any event within two (2) Business Days) advise Parent orally and in writing of the receipt by the Company or any of its Representatives of (i) any indication that a Third Party is considering making an Acquisition Proposal, (ii) any request for information by any Third Party that may be considering making an Acquisition Proposal or any inquiry or indication of interest with respect thereto, or (iii) any Acquisition Proposal, in each case, along with the identity of the Person making any such Acquisition Proposal, and, to the extent available, the Company shall provide Parent with a copy or a written summary of the material terms of any such Acquisition Proposal. The Company shall promptly keep Parent reasonably informed of the status (including any change to the material terms) of any such Acquisition Proposal, potential Acquisition Proposal or information request. Following a determination by the Board of Directors of the Company that an Acquisition Proposal constitutes a Superior Proposal, the Company shall deliver to Parent a written notice advising it that the Board of Directors of the Company has made such determination together with a copy of any draft or definitive agreements related to such Superior Proposal and a summary of the material terms of such Superior Proposal. The Company agrees that it shall not, and shall cause its Subsidiaries not to, enter into any confidentiality agreement or other agreement with any Person subsequent to the date of this Agreement which prohibits the Company from providing such information to Parent.

(d) Prior to furnishing any information to or entering into discussions or negotiations with any Person making an Acquisition Proposal pursuant to Section 6.5(b) and Section 6.5(c), the Company shall receive from such Person an executed confidentiality agreement, the terms of which shall be no less favorable to the Company than, in the aggregate, those contained in the letter agreement dated as of May 11, 2009 between the Company and Parent, as amended (the “Confidentiality Agreement”) (a copy of which shall be provided for informational purposes only to Parent). The Company shall promptly provide to Parent any non-public information concerning the Company or any of its Subsidiaries not previously provided to Parent or the Parent Representatives that is provided to any Person making an Acquisition Proposal. The Company agrees that neither it nor any of its Subsidiaries shall terminate, waive, amend or modify any provision or any existing standstill to which it or any of its Subsidiaries is a party, unless the Board of Directors of the Company determines that such action is necessary in order to comply with its fiduciary duties under Applicable Law (in which case, such termination, waiver, amendment or modification shall, to the extent approved by Parent, also apply to the Confidentiality Agreement and the Letter Agreement, to the extent applicable).

(e) Notwithstanding anything to the contrary contained herein, nothing in this Section 6.5 shall prohibit or restrict the Company or the Board of Directors of the Company from (a) taking and/or disclosing to the stockholders of the Company a position contemplated by Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act or (b) making any disclosure to the stockholders of the Company if, in the good faith judgment of the Board of Directors of the Company, such disclosure would be necessary under Applicable Law (including Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act); provided, however, that in no event shall this Section 6.5(e) affect the obligations of the Company otherwise specified in Section 6.5.

Section 6.6 Access to Information

(a) Subject to Section 6.6(b), from the date of this Agreement to the Effective Time or the earlier termination of this Agreement pursuant to Section 8.1, the Company shall, and shall cause each of its Subsidiaries and each of its and their Representatives to: (i) provide to Parent, the Merger Subsidiaries and each of their respective Representatives reasonable access during normal business hours and upon reasonable prior notice to the Company and its Subsidiaries, to the officers, employees, agents, Contracts, properties, assets, offices and other facilities of the Company and its Subsidiaries and to the books and records thereof and (ii) furnish, or cause to be furnished, (A) such reasonably available information concerning the business, properties, Contracts, assets, liabilities, personnel and other aspects of or information concerning the Company and its Subsidiaries as Parent, the Merger Subsidiaries or any of their respective Representatives may reasonably request so long as such access does not unreasonably interfere with the operations of the Company, cause a violation of any agreement to which the Company or any of its Subsidiaries is a party, cause a risk of loss or privilege or trade secret protection to the Company or any of its respective Subsidiaries or could cause a violation of Applicable Law and (B) to Parent, unaudited monthly consolidated balance sheets of the Company and its Subsidiaries for each fiscal month then ended and related consolidated statements of earnings and cash flows (which the Company shall furnish to Parent at substantially the same time such information is furnished on a monthly basis to the management of the Company in the ordinary course of business consistent with past practice), weekly booking, backlog and shipment reports, weekly flash reports, weekly cash forecasts, periodic revenue and gross margin reports, periodic sales forecasts, quarterly data and financial summary reports and quarterly financial models; provided, however, that the foregoing shall not require the Company to disclose any information to the extent such disclosure would contravene Applicable Law. No investigation made or information provided, made available or delivered to Parent, the Merger Subsidiaries or any of their respective Representatives pursuant to this Section 6.6 shall affect any of the representations, warranties, covenants, rights or remedies, or the conditions to the obligations of, the Parties thereunder.

(b) Any information provided, made available or delivered by the Company, any of its Subsidiaries or any of their respective Representatives to Parent, the Merger Subsidiaries or any of their respective Representatives pursuant to Section 6.6(a) shall be held in confidence in accordance with the terms of the Confidentiality

Agreement. The Confidentiality Agreement shall continue in full force and effect in accordance with its terms until the earlier of (a) the Effective Time or (b) the expiration of the Confidentiality Agreement according to its terms, and shall survive any termination of this Agreement.

Section 6.7 Commercially Reasonable Efforts; Further Action and Assurances

(a) Subject to the terms and conditions of this Agreement, each Party will use its commercially reasonable efforts to effectuate the Merger and the other transactions contemplated hereby and to fulfill and cause to be fulfilled the Closing conditions under this Agreement, including the obtaining of all necessary actions or nonactions, waivers, consents and approvals required under Applicable Law from any Governmental Authority and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority. Each party hereto, at the reasonable request of another party hereto, will execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby. Notwithstanding anything to the contrary in this Agreement, neither Parent nor the Company shall be required to (i) hold separate (including by trust or otherwise) or divest any of their respective businesses or assets, (ii) enter into any consent decree or other agreement that would restrict either Parent or the Company in the conduct of its business as heretofore conducted, (iii) litigate or otherwise contest any administrative or judicial action that may be brought in connection with the transactions contemplated by this Agreement or (iv) enter into any licensing arrangement with respect to any of its assets or properties.

(b) The Company shall use commercially reasonable efforts to obtain the waiver, in form provided by Parent to the Company prior to the date hereof or otherwise in form reasonably satisfactory to Parent, of each former Company director and officer regarding any obligation of the Company, its successors and assigns to maintain any standby letter of credit or other Third Party guarantee in connection with indemnification obligations set forth in any applicable indemnification agreement or arrangement between the Company and such director and/or officer.

(c) At and after the Effective Time, the officers and directors of the Interim Surviving Corporation and the Final Surviving Entity shall be authorized to execute and deliver, in the name and on behalf of the Company, Merger Subsidiary One or Merger Subsidiary Two any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company, Merger Subsidiary One or Merger Subsidiary Two, any other actions and things to vest, perfect or confirm of record or otherwise in the Interim Surviving Corporation or Final Surviving Entity any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Interim Surviving Corporation or Final Surviving Entity as a result of, or in connection with, the Merger.

Section 6.8 Notices of Certain Events. From and after the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement pursuant to Section 8.1, the Company shall give prompt written notice to Parent, and Parent shall give prompt written notice to the Company, of (a) any material notice or other material communication received by such Party from any Governmental Authority in connection with this Agreement, the Merger or the other transactions contemplated hereby or from any Person alleging that the consent of such Person is or may be required in connection with this Agreement, the Merger or the other transactions contemplated hereby, (b) any material claims, actions, suits, proceedings or investigations commenced or, to such Party’s knowledge, overtly threatened against, relating to or involving or otherwise affecting such Party or any of its Subsidiaries which relate to this Agreement, the Merger or the other transactions contemplated hereby and (c) any fact, event or circumstance known to such Party that would cause or constitute, or would reasonably be expected to cause or constitute, a breach in any material respect of any such Party’s representations, warranties, covenants or agreements contained herein or would prevent, materially delay or impede, or would reasonably be expected to prevent, materially delay or impede, the consummation of the Merger or any other transaction contemplated by this Agreement; provided, however, that the delivery of any notice pursuant to this Section 6.8 shall not limit or otherwise affect any remedies available to the Party receiving such notice or prevent or cure any misrepresentations, breach of warranty or breach of covenant or failure to satisfy the conditions to the obligations of the Parties under this Agreement; provided, further, however, that a failure to comply with this Section 6.8 prior to the Closing Date in and of itself will not constitute the failure of any condition set forth in ARTICLE 7 to be satisfied unless (i) such failure materially prejudices another Party’s ability to exercise its rights or remedies hereunder prior to the Effective Time or (ii) the underlying event would independently result in the failure of a condition set forth in ARTICLE 7 to be satisfied.

Section 6.9 Public Announcements. The initial press release with respect to this Agreement, the Merger and the other transactions contemplated hereby shall be a joint release mutually agreed upon by the Company and Parent. Thereafter, except with respect to any Adverse Recommendation Change or other action taken by the Company pursuant to Section 6.5, none of the Parties shall (and each of the Parties shall cause its Subsidiaries and Representatives not to) issue any press release or make any public announcement concerning this Agreement, the Merger or the other transactions contemplated hereby without obtaining the prior written consent of (a) the Company, in the event the disclosing party is Parent or any of its Subsidiaries or their respective Representatives or (b) Parent, in the event the disclosing party is the Company or any of its Subsidiaries or their respective Representatives, in each case, with such consent not to be unreasonably conditioned, delayed or withheld; provided, however, that if a Party determines, after consultation with counsel, that a press release or public announcement is required by, or reasonably necessary in order to comply with, Applicable Law or the rules or regulations of NASDAQ or any other securities exchange on which the Company Stock or the Parent Stock is listed, or is otherwise permitted pursuant to the exercise of the Company’s rights under Section 6.5(b), such Party may make such press release or public announcement, in which case the disclosing Party shall use its commercially reasonable efforts to provide the other Parties reasonable time to comment on such release or announcement in advance of such issuance.

Section 6.10 Obligations with Respect to Continuing Employees and Benefit Matters

(a) For a period of twelve (12) months following the Effective Time, subject to compliance with Applicable Law and Parent’s applicable benefit plans, the employees of the Company who remain in the employment of the Final Surviving Entity (the “Continuing Employees”) shall, with respect to benefits of the Company that are not continued after the Effective Time, receive employee benefits substantially similar to those received by similarly situated employees of Parent (taking into account the employees’ performance and geographic location).

(b) Subject to compliance with Applicable Law and Parent’s applicable benefit plans, Parent shall cause the Final Surviving Entity to recognize the service of each Continuing Employee as if such service had been performed with Parent with respect to any plans or programs in which Continuing Employees are eligible to participate after the Effective Time (i) for purposes of eligibility for vacation, (ii) for purposes of eligibility and participation under any health or welfare plan (other than any post-employment health or post-employment welfare plan), (iii) for purposes of eligibility for any matching contributions under a cash or deferred arrangement intended to qualify under Section 401(k) of the Code and (iv) for the purpose of determining the amount of any severance payable under any severance plan of general application, except, in each case, to the extent such treatment would result in duplicative benefits. Parent shall cause the Final Surviving Entity to recognize any vacation time of Continuing Employees that has accrued and has not been used as of the Effective Time; provided, however, that Parent shall cause the Final Surviving Entity to promptly pay after the Closing all Continuing Employees for any accrued and unused vacation time that is in excess of the maximum number of accrued and unused vacation days allowed with respect to Parent employees generally minus five (5) days, and thereafter Continuing Employees will be subject to the maximum vacation accruals applicable to Parent employees of similar seniority.

(c) Any Continuing Employee who (i) is not a party to an employment, consulting, change in control or severance agreement or contract providing severance payments or (ii) has not entered into an employment or consulting agreement with Parent or any of its current Subsidiaries and whose employment is terminated without “cause” within twelve (12) months after the Effective Time and who signs a release in form and substance reasonably acceptable to Parent (it being understood that the form of release customarily used by the Company shall be reasonably acceptable), shall receive severance benefits equal to two weeks of such Continuing Employee’s annual base salary, plus one week of such Continuing Employee’s annual base salary for each year of service with the Company and/or Parent. Parent shall, and shall cause the Final Surviving Entity to, assume the obligations, including without limitation, any severance obligations, under any employment, consulting, change in control or severance agreement or contract providing severance payments between the Company and/or any of its Subsidiaries and any Continuing Employee.

(d) With respect to any group health plan maintained by Parent in which Continuing Employees are eligible to participate after the Effective Time, and subject to compliance with Applicable Law and any such group health plan, Parent shall, and shall cause the Final Surviving Entity to, take commercially reasonable steps to waive limitations as to preexisting conditions and exclusions with respect to participation and coverage requirements applicable to such Continuing Employees to the extent such conditions and exclusions were satisfied or did not apply to such Continuing Employees under the applicable group health plans maintained by the Company prior to the Effective Time.

(e) With regard to payments to be made under the Company’s Annual Cash Incentive Plan and any sales and business development incentive plans (collectively, the “ACIP”) for the second half plan period of 2009 (including, without limitation, any payments due from the first half plan period of 2009), if the Effective Time occurs after the date on which payments to participants under the ACIP are scheduled to be made, the Company shall make all such payments to the participants on the date or dates determined by the Company in accordance with the applicable provisions of the ACIP (the “ACIP Payment Date”). If the Effective Time occurs prior to the date such payments have been made, Parent shall, or shall cause the Final Surviving Entity to, pay each participant under the ACIP the payments that would be due under the applicable terms of such plan, and, if any participant in the ACIP is terminated without “cause” by Parent or the Final Surviving Entity, or any of their Affiliates, prior to the date such payments are made, then, notwithstanding any provision of the ACIP requiring that the participant remain employed as of an applicable payment date in order to receive payment, Parent shall, or shall cause the Final Surviving Entity to, pay each such participant terminated without “cause,” the payment that would otherwise have been paid to such person if such person had remained an employee as of the applicable ACIP Payment Date.

(f) The provisions of this Section 6.10 are for the sole benefit of the Parties and nothing in this Section 6.10, expressed or implied, is intended or shall be construed to (i) constitute an amendment to any of the compensation and benefit plans, programs or arrangements maintained for or provided to Continuing Employees or any other employees of Parent prior to, on or following the Effective Time, or of either Final Surviving Entity following the Effective Time, or impose an obligation on any of the Company, Parent or, on or after the Effective Time, either Final Surviving Entity, to establish, continue, amend, terminate or otherwise take any action with respect to any compensation or benefits plan, program or arrangement or (ii) confer upon or give to any Person (including any current or former employees, directors, or independent contractors of any of the Company, Parent, or, on or after the Effective Time, either Final Surviving Entity), other than the Parties hereto, any legal or equitable or other rights or remedies (with respect to the matters provided for in this Section 6.10). For the avoidance of doubt, no provision of this Agreement shall create any Third Party beneficiary rights in any employee, any beneficiary or dependents thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions or existence of employment and benefits that may be provided to any employee by the Company, Parent or either Final Surviving Entity or under any benefit plan which the Company, Parent or either Final Surviving Entity may maintain.

(g) Unless otherwise directed by Parent at least fifteen (15) Business Days prior to the Closing Date, the Company shall not take any action to terminate the Company Benefit Plans that are self-funded “employee benefit plans” within the meaning of ERISA or that are intended to include a Code Section 401(k) arrangement (collectively, “Surviving Benefit Plans”). If Parent shall direct the Company to terminate the Surviving Benefit Plans, the Company shall take any and all actions required to terminate the Surviving Benefit Plans as of a date no later than one (1) day prior to the Closing Date. Such actions shall include providing to Parent executed resolutions of the Company’s Board of Directors terminating the Surviving Benefit Plans. The form and substance of such resolutions shall be subject to the review and approval of Parent (which approval shall not be unreasonably withheld). The Company shall also take such other actions in furtherance of terminating such Surviving Benefit Plan(s) as Parent may reasonably require. If the Company is required to terminate its 401(k) plan pursuant to this Section 6.10(g), Parent shall (or cause the Final Surviving Entity to) take such actions as are necessary to cause a retirement plan maintained by it or one of its ERISA Affiliates that is qualified under Section 401(a) of the Code to accept qualifying direct and indirect rollover distributions of the Continuing Employees’ balances under the Company’s 401(k) plan. In the event that termination of the Company’s 401(k) Plan would reasonably be anticipated to trigger liquidation charges, surrender charges or other fees then the Company shall take such actions as are necessary to reasonably estimate the amount of such charges and/or fees and provide such estimate in writing to Parent no later than ten (10) Business Days prior to the Effective Time.

Section 6.11 Indemnification and Insurance

(a) The Company shall purchase prior to the Closing an insurance and indemnification policy in form and substance reasonably acceptable to Parent that provides coverage for acts or omissions occurring on or prior to the Effective Time (“D&O Insurance”) covering each such person currently covered by the officers’ and directors’ liability insurance policies of the Company. For a period of six (6) years following the Effective Time, Parent shall, and as applicable shall cause the Final Surviving Entity and its Subsidiaries to, honor and fulfill in all respects the obligations of the Company and its Subsidiaries under each indemnification Contract listed in Section 6.11 of the Company Disclosure Schedule between the Company and/or its applicable Subsidiaries and any of their applicable current or former directors and officers (each an “Indemnified Person”). In addition, for a period of six (6) years following the Effective Time, Parent shall (and shall cause the Final Surviving Entity and its Subsidiaries to) cause the Certificate of Incorporation and Bylaws (and other similar organizational documents) of the Final Surviving Entity and its Subsidiaries to contain provisions with respect to indemnification, exculpation and advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions contained in the Certificate of Incorporation and Bylaws (or other similar organizational documents) of the Company and its Subsidiaries as of the date hereof, and during such six (6) year period, such provisions shall not, unless required by Applicable Law, be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of individuals who were covered by such provisions.

(b) The rights of each Indemnified Person under this Section 6.11 shall be in addition to any rights such Person may have under the Certificate of Incorporation or Bylaws of the Company or any of its Subsidiaries, or under Delaware Law or any other Applicable Law or under any agreement of any Indemnified Person with the Company or any of its Subsidiaries. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person, his or her heirs and his or her Representatives and in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise. If Parent or the Final Surviving Entity or any of its successors or assigns shall (i) consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of such surviving corporation shall expressly assume all of the obligations of Parent and the Final Surviving Entity set forth in this Section 6.11. Parent shall pay all expenses, including reasonable attorneys’ fees, that may be incurred by the persons referred to in this Section 6.11 in connection with their enforcement of their rights provided in this Section 6.11 and shall unconditionally and irrevocably guarantee the obligations of the Surviving Corporation with respect to any and all amounts payable under this Section 6.11.

Section 6.12 Tax Treatment as Reorganization

(a) Each of Parent, the Merger Subsidiaries and the Company intends, and shall use its commercially reasonable efforts to cause, the First Step Merger and the Second Step Merger, taken together, to qualify as a

“reorganization” within the meaning of Section 368(a) of the Code and the Parties hereto adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g).

(b) Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, each of Parent, the Merger Subsidiaries and the Company shall report the First Step Merger and the Second Step Merger, taken together, as a “reorganization” within the meaning of Section 368(a) of the Code.

(c) Each of Parent, the Merger Subsidiaries and the Company agrees to use all commercially reasonable efforts in order for the Company to obtain a written tax opinion from its tax counsel (as specified in Section 7.3(d)), in form and substance reasonably satisfactory to them, dated as of the Closing Date to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinions, for United States federal income tax purposes, the First Step Merger and the Second Step Merger, taken together, will constitute a “reorganization” within the meaning of Section 368(a) of the Code (the “Tax Opinion”). As a condition precedent to the rendering of such Tax Opinions, Parent (and the Merger Subsidiaries) and the Company shall, as of the Closing Date, execute and deliver to Dechert LLP or Pillsbury Winthrop Shaw Pittman LLP (or such other nationally-recognized law firm as Parent or the Company may select in lieu thereof), officers’ certificates, dated and executed as of the dates of such Tax Opinion (the “Tax Representation Letters”), in substantially the forms attached to this Agreement as Exhibit B and Exhibit C, respectively. In rendering the Tax Opinion, such counsel shall be entitled to rely on customary assumptions and representations reasonably satisfactory to such counsel, including representations set forth in the Tax Representation Letters.

(d) If for any reason, including any payments required to be made to any holders of Dissenting Shares, the First Step Merger and the Second Step Merger, taken together, will not satisfy the “continuity of interest” requirement of Treasury Regulations Section 1.368-1(e), necessary to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, then, if requested by the Company, the Maximum Cash Amount shall be reduced only to the extent as is necessary for the First Step Merger and the Second Step Merger, taken together, to qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the calculations in Section 2.5 shall be re-calculated taking into account such reduced Maximum Cash Amount; provided, that in no event shall the Maximum Stock Amount be exceeded.

Section 6.13 Third Party Consents and Assignments. As soon as practicable following the date hereof, each of Parent and the Company shall use commercially reasonable efforts to obtain such consents, approvals, assignments and waivers under any of its Contracts set forth in Section 4.4(c) of the Company Disclosure Schedule or Section 4.17(a) of the Company Disclosure Schedule. In connection with seeking such consents, approval, assignments and waivers, each of Parent and the Company shall keep the other party informed of all material developments; provided, that neither party shall be obligated to pay any amount or make any material amendment to any such agreement to obtain any such consent. Such consents, approvals, assignments and waivers shall be in a form reasonably acceptable to Parent. In the event the Merger does not close for any reason, neither party shall have any liability to the other party, its stockholders or any other Person for any costs, claims, liabilities or damages resulting from either party seeking to obtain such consents, approvals, assignments and waivers.

Section 6.14 Takeover Statutes. If any state takeover statute or similar law becomes applicable to this Agreement (including the Merger and the other transactions contemplated hereby), each of (i) Parent and the Merger Subsidiaries and their Boards of Directors, and (ii) subject to Section 6.5, the Company and its Board of Directors, shall take all commercially reasonable action necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated hereby or otherwise act to eliminate or minimize the effect of such statute or regulation on this Agreement or the transactions contemplated hereby.

Section 6.15 Section 16 Matters. Prior to the Effective Time, the Company shall, and shall be permitted to, take all such steps as may reasonably be necessary to cause the transactions contemplated by this Agreement, including any dispositions of Company Stock (including any derivative securities with respect to such shares) by each Person who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 6.16 Resignation of Directors and Officers. Prior to the Effective Time, the Company shall deliver to Parent evidence reasonably satisfactory to Parent of the resignations of each of (i) the directors of the Company from the Board of Directors of the Company and all committees thereof and (ii) the officers of the Company, such resignations to be effective as of the Effective Time.

Section 6.17 Stock Exchange Listing. Parent shall use its commercially reasonable efforts to cause the shares of Parent Stock to be issued in connection with the Merger to be approved for listing upon the Effective Time on NASDAQ, subject to official notice of issuance.

Section 6.18 Stockholder Litigation. The Company shall give Parent and its counsel the opportunity to participate in the defense or settlement of any stockholders litigation against the Company and/or its directors relating to the transactions contemplated by this Agreement and no settlement of any such litigation shall be agreed to without Parent’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

Section 6.19 Regulatory Filings

(a) Without limiting the generality of the obligations of the parties pursuant to Section 6.5 and subject to Section 6.5(b), Parent and the Company shall collectively determine whether any action by or in respect of, or filing with, any Governmental Authority by any party hereto or any Subsidiary thereof is required in connection with the consummation of the transactions contemplated by this Agreement, and the parties hereto will reasonably cooperate with each other in seeking and obtaining any such actions, consents, approvals or waivers or making any such filings or furnishing information required in connection therewith. To the extent reasonably practicable, the parties or their Representatives shall have the right to review in advance and each of the parties will consult the others on, all the information relating to the other and each of their respective Subsidiaries that appears in any filing made with, or written materials submitted to, any Governmental Authority in connection with the Merger and the other transactions contemplated by this Agreement, except that confidential competitively sensitive business information may be redacted from such exchanges. Each of the Company and Parent promptly shall notify and provide a copy to the other party of any written communication received from any Governmental Authority with respect to any filing or submission or with respect to the Merger and the other transactions contemplated by this Agreement. Each of the Company and Parent shall give the other reasonable prior notice of any communication with, and any proposed understanding, undertaking or agreement with, any Governmental Authority regarding any such filing or any such transaction. To the extent reasonably practicable, neither the Company nor Parent shall, nor shall they permit their respective Representatives to, participate independently in any meeting or engage in any substantive conversation with any Governmental Authority in respect of any such filing, investigation or other inquiry without giving the other party prior notice of such meeting or conversation and, to the extent permitted by applicable Law, without giving the opportunity to the other party to attend or participate. To the extent permitted by applicable Law, the parties to this Agreement will consult and cooperate with one another in connection with any analyses, appearance, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party to this Agreement in connection with Proceedings under or related to the HSR Act.

(b) The parties (i) shall use their respective commercially reasonable efforts to take or cause to be taken such actions as may be required to be taken under the Securities Act, the Exchange Act and state securities or applicable Blue Sky Laws in connection with the Merger and (ii) shall promptly prepare and file all necessary documentation, effect all necessary applications, notices, petitions and filings, and use all commercially reasonable efforts to obtain all necessary consents from any Governmental Entities necessary to consummate the

Merger. The Company and Parent shall promptly provide the other with copies of all filings made by such party with any Governmental Authority in connection with this Agreement and the transactions contemplated hereby, other than the portions of such filings that include confidential information not directly related to the transactions contemplated by this Agreement.

ARTICLE 7

CONDITIONS TO THE MERGER

Section 7.1 Conditions to the Obligations of Each Party to Consummate the Merger. The obligations of the Company, Parent and the Merger Subsidiaries to consummate the Merger are subject to the satisfaction, or waiver, at or prior to the Closing of the following conditions:

(a) Stockholder Approval. The Company Stockholder Approval shall have been obtained in accordance with Delaware Law.

(b) No Injunctions or Restraints. No Applicable Law preventing or making illegal the consummation of the Merger or any other transaction contemplated by this Agreement shall be in effect; provided, however, that prior to invoking this condition, such Party shall have complied in all material respects with its obligations under Section 6.19 hereof.

(c) Registration Statement. The Registration Statement shall have become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the SEC.

(d) Antitrust Approval. Any and all waiting periods (and extensions thereof) applicable to the transactions contemplated by this Agreement under the HSR Act shall have expired or been terminated.

(e) NASDAQ Listing. The shares of Parent Stock issuable pursuant to the Merger shall have been approved for listing on NASDAQ, subject to official notice of issuance.

Section 7.2 Conditions to the Obligations of Parent and the Merger Subsidiaries to Consummate the Merger. The obligations of Parent and the Merger Subsidiaries to consummate the Merger and the other transactions contemplated hereby are also subject to the satisfaction, or waiver, at or prior to the Closing of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company set forth in (i) Section 4.2 and Section 4.12(b) shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date; (ii) Section 4.5(a) shall be true and correct in all respects (disregarding the date set forth therein) at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date; provided, however, any deviation therein of not more than 3,000 shares in the aggregate shall not be deemed to make such representations and warranties untrue or incorrect; (iii) Sections 4.8, 4.12(a) and 4.18 shall be true and correct at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, except for such failures to be true and correct as would not, in the aggregate, reasonably be expected to have a Company Material Event and (iv) all other sections of ARTICLE 4 not listed in clauses (i), (ii) or (iii) above shall be true and correct (disregarding any exception in such representations and warranties relating to materiality, other than the term “Material Contracts”) at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, except for such failures to be true and correct as would not, in the aggregate, reasonably be expected to have a Company Material Adverse Effect; provided, however, that, with respect to clauses (ii)-(iv) hereof, representations and warranties that are made as of a particular date or period shall be true and correct (in the manner set forth in clauses (ii)-(iv), as applicable), only as of such date or period.

(b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by the Company at or prior to the Closing.

(c) Officer’s Certificate. Parent shall have received a certificate of an officer of the Company confirming the satisfaction of the conditions set forth in Sections 7.2(a) and 7.2(b).

(d) FIRPTA Affidavit. If the Company Stock is not traded on NASDAQ immediately before the Effective Time, the Company shall deliver to Parent an affidavit stating, under penalty of perjury, that the Company is not, and has not been during the applicable period described in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation”, dated as of the Closing Date and in form and substance as required under Treasury Regulation Section 1.897-2(h), and proof reasonably satisfactory to Parent that the Company has provided notice of such statement to the Internal Revenue Service in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2).

(e) Current SEC Reports. The Company shall have filed all statements, reports, schedules, forms and other documents required to be filed with the SEC since the date of this Agreement.

(f) The Company shall have executed that certain License Agreement dated as of the day prior to the Closing Date in substantially the form attached hereto as Exhibit D.

Section 7.3 Conditions to the Obligations of the Company to Consummate the Merger. The obligations of the Company to consummate the Merger and the other transactions contemplated hereby are also subject to the satisfaction, or waiver, at or prior to the Closing of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of Parent and the Merger Subsidiaries set forth in Section 5.2 and Section 5.4 (disregarding for these purposes any exception in such representations and warranties relating to materiality) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as if made at and as of the Closing (except for those representations and warranties which address matters only as of an earlier date which shall have been true and correct as of such earlier date) and (ii) all of the other representations and warranties of Parent and the Merger Subsidiaries set forth in ARTICLE 5 shall be true and correct (disregarding for these purposes any exception in such representations and warranties relating to materiality) as of the date of this Agreement and as of the Closing as if made at and as of the Closing (except for those representations and warranties which address matters only as of an earlier date which shall have been true and correct as of such earlier date), except for such failures to be true and correct as would not, in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b) Agreements and Covenants. Parent and the Merger Subsidiaries shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by Parent and/or the Merger Subsidiaries, as applicable, at or prior to the Closing.

(c) Officer’s Certificate. The Company shall have received a certificate of an officer of Parent confirming the satisfaction of the conditions set forth in Section 7.3(a) and 7.3(b).

(d) Legal Opinion of Counsel. The Company shall have received the Tax Opinion of Dechert LLP, counsel to the Company’s Board of Directors (or such other nationally-recognized law firm as the Company may select), referred to in Section 6.12(c), and such opinion shall not have been withdrawn; provided, however, that if such Tax Opinion is not delivered, this condition shall nonetheless be deemed satisfied if the Company shall have received an opinion, in substantially the form attached hereto as Exhibit E, from Pillsbury Winthrop Shaw Pittman LLP, counsel to Parent (the “Alternative Opinion”). If the Alternative Opinion is not delivered, the Company may waive this condition.

Section 7.4 Frustration of Closing Conditions. No Party may rely on the failure of any condition set forth in this ARTICLE 7 to be satisfied if such failure was caused by the failure of such Party to comply with its obligations set forth in this Agreement.

ARTICLE 8

TERMINATION

Section 8.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (except as otherwise specified below):

(a) by mutual written agreement of the Company and Parent;

(b) by either the Company or Parent, if:

(i) the Merger shall not have been consummated by February 26, 2010; provided, however, that in the event that as of February 26, 2010 all conditions to Closing have been satisfied or waived (other than such conditions that are satisfied at or immediately prior to the Closing) other than the condition set forth in Section 7.1(d) (Antitrust Approval), the termination date shall be extended to May 31, 2010; provided, however, that in the event that as of May 31, 2010 the condition set forth in Section 7.1(d) (Antitrust Approval) has not been satisfied and neither Parent nor the Company has provided written notice to the other of termination of this Agreement within five (5) Business Days prior to May 31, 2010, the termination date shall be automatically extended to August 31, 2010 (such date, including any such permitted extensions thereof, the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any Party whose failure by such Party to perform its obligations under this Agreement has been the cause of, or resulted in, the failure of the Merger and the other transactions contemplated by this Agreement to be consummated on or before the Outside Date and such failure to perform constitutes a breach of this Agreement;

(ii) any Applicable Law (A) prohibits or makes illegal the consummation of the Merger or (B) enjoins the consummation of the Merger and such injunction has become final and nonappealable; or

(iii) the Company Stockholder Approval is not obtained at the Company Stockholder Meeting or any adjournment or postponement thereof at which adoption of this Agreement is voted upon;

(c) by Parent, if:

(i) (A) there exists a breach of any representation or warranty of the Company contained in this Agreement such that the condition set forth in Section 7.2(a) would not then be satisfied or (B) the Company shall have breached any of the agreements or covenants contained in this Agreement to be performed or complied with by the Company such that the condition set forth in Section 7.2(b) would not then be satisfied, and, in the case of clause (A) or clause (B), such breach is incapable of being cured or, if capable of being cured, shall not have been cured prior to the earlier of (x) the Outside Date and (y) thirty (30) Business Days after the Company receives written notice of such breach from Parent; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(i) if either Parent or the Merger Subsidiaries is then in material breach of any of its agreements or covenants contained in this Agreement which are subject to cure; or

(ii) (A) an Adverse Recommendation Change shall have occurred or (B) the Company has failed to include the Company Board Recommendation in the Proxy Statement/Prospectus or (C) the Board of Directors of the Company approves, recommends or adopts, or publicly proposes to approve, recommend or adopt, an Acquisition Proposal or approves or recommends that the Company Stockholders tender their shares of Company Stock in any tender offer or exchange offer that constitutes an Acquisition Proposal, (D) the Company shall have failed to hold the Company Stockholder Meeting pursuant to Section 6.4(a) within thirty (30) days of the Proxy Statement/Prospectus having been declared effective by the SEC (the “Required Meeting Date”); provided, however, in the event an amendment to the Proxy Statement/Prospectus is required, the Required Meeting Date shall be extended to thirty (30) days from the date such amendment is declared effective by the SEC or (E) the Company shall have materially breached any of its obligations under Section 6.5 and failed to cease all actions and activities constituting such breach within twenty-four (24) hours of written notice from Parent of such breach; or

(d) by the Company, if:

(i) (A) there exists a breach of any representation or warranty of Parent or the Merger Subsidiaries contained in this Agreement such that the condition set forth in Section 7.3(a) would not then be satisfied or (B) Parent or the Merger Subsidiaries shall have breached any of the agreements or covenants contained in this Agreement to be performed or complied with by it such that the condition set forth in Section 7.3(b) would not then be satisfied, and, in the case of clause (A) or clause (B), such breach is incapable of being cured or, if capable of being cured, shall not have been cured prior to the earlier of (x) the Outside Date and (y) twenty (20) Business Days after Parent receives written notice of such breach from the Company; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if the Company is then in material breach of any of its agreements or covenants contained in this Agreement which are subject to cure; or

(ii) prior to obtaining the Company Stockholder Approval, (A) the Board of Directors of the Company has received a Superior Proposal, (B) the Board of Directors of the Company has determined in good faith (after consultation with outside legal counsel) that the failure to accept such Superior Proposal would be reasonably likely to result in a breach of its fiduciary duties under Applicable Law, (C) the Company has complied in all material respects with Section 6.5 and (D) the Company agrees to pay the Termination Fee to Parent in accordance with Section 8.3.

The Party desiring to terminate this Agreement pursuant to this Section 8.1 (other than pursuant to Section 8.1(a)) shall give notice of such termination to the other Parties in accordance with Section 9.1.

Section 8.2 Effect of Termination. Except as otherwise set forth in this Section 8.2, in the event of a termination of this Agreement by either the Company or Parent as provided in Section 8.1, this Agreement shall forthwith become void and of no effect and there shall be no liability or obligation on the part of Parent, the Merger Subsidiaries or the Company (or their respective Affiliates or Representatives) hereunder; provided, however, that the provisions of this Section 8.2, Section 6.6(b) and Section 8.3, ARTICLE 9 and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement; and provided, further, that no Party shall be relieved or released from any liabilities or damages arising out of its willful and material breach of any provision of this Agreement, including any willful failure to fulfill a condition to the performance of the obligations of the other Parties. In no event shall any Party be liable for punitive damages.

Section 8.3 Termination Fee

(a) If this Agreement is terminated pursuant to Section 8.1(c)(ii) or Section 8.1(d)(ii), then the Company shall pay to Parent (or as directed by Parent), by wire transfer of same day funds, an amount equal to $8.5 million (such amount, the “Company Termination Fee”) as promptly as reasonably practicable (and in any event within two (2) Business Days after such termination). If this Agreement is terminated pursuant to Section 8.1(b)(iii), then, in the event that, (i) at any time after the date of this Agreement and prior to such termination any Third Party shall have publicly made, publicly proposed or publicly disclosed an intention to make a bona fide Acquisition Proposal, which bona fide Acquisition Proposal was not retracted or rescinded prior to such termination and (ii) within twelve (12) months of the termination of this Agreement, the Company or any of its Subsidiaries enters into a definitive agreement with respect to such Acquisition Proposal and such Acquisition Proposal is consummated (for this purpose, substituting “fifty percent (50%)” for each reference to “twenty percent (20%)” in the definition of Acquisition Proposal), then the Company shall pay, or cause to be paid, to Parent, by wire transfer of same day funds, the Company Termination Fee, such payment to be made promptly (and in any event within two (2) Business Days) after the consummation of, such Acquisition Proposal.

(b) The Company acknowledges that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Parent and the Merger Subsidiaries would not enter into this Agreement. If the Company fails to pay the Company Termination Fee when due, and, in order to obtain such payment Parent commences a legal action which results in a judgment against the Company for all or any portion of the Company Termination Fee, the Company shall pay to Parent its reasonable documented out-of-pocket costs, fees and expenses (including reasonable attorneys’ fees) in connection with such action. In circumstances where a Company Termination Fee is payable, upon payment of the Company Termination Fee, the Company shall have no further liability to Parent or the Merger Subsidiaries with respect to this Agreement or the transactions contemplated hereby.

ARTICLE 9

MISCELLANEOUS

Section 9.1 Notices. Any notices or other communications required or permitted under, or otherwise made in connection with this Agreement, shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) upon confirmation of receipt when transmitted by facsimile transmission or by electronic mail, (c) upon receipt after dispatch by registered or certified mail, postage prepaid or (d) on the next Business Day if transmitted by national overnight courier (with confirmation of delivery), in each case, addressed as follows:

if to Parent, Merger Subsidiary One or Merger Subsidiary Two, to:

Atheros Communications, Inc.
5480 Great America Parkway
Santa Clara, CA 95054
Attention:	Craig H. Barratt
Facsimile No.:	(408) 738-2849
E-mail:	craig@atheros.com

with a copy to:

Pillsbury Winthrop Shaw Pittman LLP
2475 Hanover Street
Palo Alto, CA 94304
Attention:	Allison Leopold Tilley, Esq.
Facsimile No.:	(650) 233-4545
E-mail:	allison@pillsburylaw.com

if to the Company, to:

Intellon Corporation
5955 T.G. Lee Blvd.
Orlando, FL 32822
Attention:	Charles Harris
Facsimile No.:	(407) 428-2871
E-mail:	charlie.harris@intellon.com

with a copy to:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention:	Henry N. Nassau, Esq. Ian A. Hartman, Esq.
Facsimile No.:	(215) 994-2222
E-mail:	henry.nassau@dechert.com ian.hartman@dechert.com

and with a copy to:

Proskauer Rose LLP
1001 Pennsylvania Avenue, NW
Suite 400 South
Washington, DC 20004-2533
Attention:	Trevor J. Chaplick Peter G. Samuels
Facsimile No.:	(202) 416-6899
E-mail:	tchaplick@proskauer.com psamuels@proskauer.com

or to such other address, facsimile number or electronic mail as such Party may hereafter specify for such purpose by notice to the other Parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 9.2 Survival of Representations and Warranties. None of the representations and warranties of the Parties in this Agreement or in any instrument delivered pursuant to this Agreement (or the Schedules or Exhibits attached hereto) shall survive the Effective Time. None of the covenants or agreements of the Parties in this Agreement shall survive the Effective Time, other than (a) the covenants and agreements of the Parties contained in this ARTICLE 9, in ARTICLE 2 and in Section 6.7(c), Section 6.10 and Section 6.11 and (b) those other covenants and agreements contained herein (including for the avoidance of doubt, those covenants and agreements contained in Section 6.12(a) and Section 6.12(b)) that by their terms apply, or that are to be performed in whole or in part, after the Effective Time, in each case which shall survive the consummation of the Merger until fully performed.

Section 9.3 Amendments and Waivers

(a) Any provision of this Agreement may be amended prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party; provided, however, that, after approval of the Agreement by the stockholders of the Company, no amendment that, by Applicable Law or in accordance with the rules of any relevant stock exchange, requires further approval by such stockholders may be made without such stockholder approval.

(b) At any time prior to the Effective Time, Parent and the Merger Subsidiaries, on the one hand, or the Company, on the other hand, may, to the extent permitted by Applicable Law, (a) extend the time for the performance of any of the obligations or other acts of the other Parties under this Agreement, (b) waive any inaccuracies in the representations and warranties of the other Parties contained herein or in any instrument delivered pursuant hereto or (c) waive compliance with any of the covenants or agreements of the other Parties or conditions to the obligations of the waiving Parties contained herein; provided, however, that after any approval of this Agreement by the stockholders of the Company, no extension or waiver that, by Applicable Law or in accordance with the rules of any relevant stock exchange, requires further approval by such stockholders may be made without such stockholder approval. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed by such Party. The failure or delay of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise of any rights hereunder.

Section 9.4 Expenses. Except as otherwise expressly set forth in this Agreement, including Section 8.3, all costs, fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the Party incurring, or required to incur, such expenses, whether or not the First Step Merger and the Second Step Merger are consummated.

Section 9.5 Disclosure Schedule References. The Parties hereto agree that the disclosure of any fact or item in a particular Section of the Company Disclosure Schedule or the Parent Disclosure Schedule shall only be deemed to be a disclosure with respect to (i) the representations and warranties of the Company or Parent and the Merger Subsidiaries, respectively, that are contained in the corresponding Section of this Agreement and (ii) any other representation or warranty of the Company or Parent and the Merger Subsidiaries, respectively, that is contained in this Agreement, but only if the relevance of such disclosure to such representation or warranty is reasonably apparent. The inclusion of an item in either the Company Disclosure Schedule or the Parent Disclosure Schedule shall not be deemed an admission by either party that such item is material or represents a material fact, event or circumstance, would or is likely to result in a Company Material Adverse Effect, a Company Material Event or a Parent Material Adverse Effect, exceeds specified monetary thresholds or creates a measure for, or further defines the meaning of, materiality or material adverse effect and their correlative terms for purposes of this Agreement. No disclosure on any section of the Company Disclosure Schedule or the Parent Disclosure Schedule relating to a possible breach or violation of any contract or law shall be construed as an admission or indication that a breach or violation exists or has actually occurred.

Section 9.6 Mutual Drafting; Headings. Each Party has participated in the drafting of this Agreement, which each Party acknowledges is the result of extensive negotiations between the Parties. The captions, headings and table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.7 Assignment; Binding Effect; Parties in Interests

(a) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties, and any such assignment shall be null and void; provided, however, that Parent and the Merger Subsidiaries may assign all or any of their rights (but not their obligations) hereunder to one or more of their wholly-owned Affiliates without obtaining any such consent, and Parent and the Final Surviving Entity may assign all or any of their rights or obligations hereunder other than under ARTICLE 2 and Section 6.11, after the Effective Time to any Person. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

(b) Except for the provisions of ARTICLE 2 and Section 6.11 (which shall each inure to the benefit of the Persons benefiting therefrom who are the intended third party beneficiaries thereof), nothing in this Agreement, express or implied, shall confer upon any Person other than the Parties hereto any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 9.8 Governing Law. This Agreement, and all claims and causes of action arising out of, based upon, or related to this Agreement or the negotiation, execution or performance hereof, shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the State of Delaware, without regard to choice or conflict of law principles that would result in the application of any laws other than the laws of the State of Delaware.

Section 9.9 Jurisdiction. Any legal action, suit or proceeding arising out of, based upon or relating to this Agreement or the transactions contemplated hereby shall be brought solely in the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware and any direct appellate court therefrom). Each Party hereby irrevocably submits to the exclusive jurisdiction of such courts in respect of any legal action, suit or proceeding arising out of, based upon or relating to this Agreement and the rights and obligations arising hereunder and agrees that it will not bring any action arising out of, based upon or related to this Agreement in any other court. Each Party hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any legal action, suit or proceeding arising out of, based upon or relating to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with Section 9.1, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by Applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject mater hereof, may not be enforced in or by such courts. Each Party agrees that notice or the service of process in any action, suit or proceeding arising out of, based upon or relating to this Agreement or the rights and obligations arising hereunder shall be properly served or delivered if delivered in the manner contemplated by Section 9.1.

Section 9.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION, SUIT OR PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF, BASED UPON OR RELATING TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF.

Section 9.11 Specific Performance. The Parties agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and that the Parties may enforce specifically the terms and provisions of this Agreement, with all such matters to take place exclusively in the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), and any such injunction shall be in addition to any other remedy to which any Party is entitled, at law or in equity.

Section 9.12 Entire Agreement. This Agreement (together with the Exhibits, the Schedules, the Company Disclosure Schedule, the Parent Disclosure Schedule and the other instruments delivered pursuant hereto), the Confidentiality Agreement and the Letter Agreement constitute the entire agreement of the Parties and supersede all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof.

Section 9.13 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced in any jurisdiction such term or other provision shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, and all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon a determination that any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

Section 9.14 Counterparts; Effectiveness. This Agreement may be executed by facsimile and in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and which shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by facsimile, electronic mail or otherwise) to the other Parties. Until and unless each Party has received a counterpart hereof signed by the other Parties hereto, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

(Signature Page Follows)

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

ATHEROS COMMUNICATIONS, INC.,
a Delaware corporation

By:	/S/ CRAIG H. BARRATT
Name:	Craig H. Barratt
Title:	President and Chief Executive Officer

ICEMAN ACQUISITION ONE CORPORATION,
a Delaware corporation

By:	/S/ DAVID TORRE
Name:	David Torre
Title:	Chief Financial Officer and Treasurer

ICEMAN ACQUISITION TWO LLC,
a Delaware limited liability company

By:	/S/ DAVID TORRE
Name:	David Torre
Title:	Director

INTELLON CORPORATION,
a Delaware corporation

By:	/S/ CHARLES E. HARRIS
Name:	Charles E. Harris
Title:	Chairman and CEO

Signature Page to Agreement and Plan of Merger

Annex A-1

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”) is entered into as of September     , 2009, between Atheros Communications, Inc., a Delaware corporation (“Parent”), Iceman Acquisition One Corporation, a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Merger Subsidiary One”), Iceman Acquisition Two LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent (“Merger Subsidiary Two”), and the undersigned stockholder (the “Stockholder”) of Intellon Corporation, a Delaware corporation (the “Company”).

WHEREAS, concurrently herewith, Parent, Merger Subsidiary One, Merger Subsidiary Two and the Company (together, the “Parties”) will enter into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Parties have agreed that Parent will acquire the Company through a merger of Merger Subsidiary One with and into the Company (the “First Step Merger”) in accordance with Delaware Law, with the Company continuing as the surviving corporation (the “Interim Surviving Corporation”) whereby at the Effective Time (as such term is defined in the Merger Agreement) all of the outstanding shares of capital stock of the Company (the “Company Stock”) shall cease to exist and shall become and convert into the right to receive a portion of the Merger Consideration (as such term is defined in the Merger Agreement) as set forth in the Merger Agreement;

WHEREAS, immediately following the Effective Time, subject to the satisfaction of certain requirements set forth in the Merger Agreement and upon the terms and subject to the conditions set forth in the Merger Agreement and the applicable provisions of Delaware Law, the Interim Surviving Corporation shall be merged with and into Merger Subsidiary Two (the “Second Step Merger” and, together with the First Step Merger, the “Merger”), the separate corporate existence of the Interim Surviving Corporation shall thereupon cease and Merger Subsidiary Two shall continue as the surviving entity and wholly-owned subsidiary of Parent;

WHEREAS, as of the date hereof, the Stockholder owns (either beneficially or of record) the securities of the Company as is indicated on Schedule A of this Agreement;

WHEREAS, the Stockholder acknowledges that he, she or it has received and reviewed a copy of the Merger Agreement; and

WHEREAS, as an inducement and a condition to the willingness of Parent, Merger Subsidiary One and Merger Subsidiary Two to enter into the Merger Agreement, Parent, Merger Subsidiary One and Merger Subsidiary Two require that the Stockholder enter into, and the Stockholder has agreed to enter into, this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, agreements and covenants set forth herein and in the Merger Agreement, Parent, Merger Subsidiary One, Merger Subsidiary Two and the Stockholder, each intending to be legally bound, hereby agree as follows:

1. Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a) “beneficial ownership” shall be as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(b) “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated for any reason or (ii) such date and time as the First Step Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

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(c) “Person” shall mean any individual, corporation, limited liability company, general or limited partnership, trust, unincorporated association or other entity of any kind or nature, or any governmental authority.

(d) “Shares” shall mean (i) all securities of the Company (including all shares of Company Common Stock, Company Preferred Stock and all options, warrants and other rights to acquire shares of Company Stock) beneficially owned by the Stockholder as of the date hereof, and (ii) all additional securities of the Company (including all additional shares of Company Common Stock, Company Preferred Stock and all additional options, warrants and other rights to acquire shares of Company Stock) of which the Stockholder acquires beneficial ownership during the period from the date of this Agreement through the Expiration Date (including by way of stock dividend or distribution, split-up, recapitalization, combination, exchange of shares and the like).

(e) “Transfer”. A Person shall be deemed to have effected a “Transfer” of a Share if such person directly or indirectly (i) sells, pledges, encumbers, assigns, grants an option with respect to, transfers or disposes of such Share or any interest in such Share, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, assignment of, grant of an option with respect to, transfer of or disposition of such Share or any interest therein.

2. Transfer of Shares.

(a) Transfer Restrictions. Except as expressly contemplated by this Agreement in connection with the Merger, the Stockholder shall not cause or permit any Transfer of any of the Shares during the term of this Agreement.

(b) Permitted Transfers. Section 2(a) shall not prohibit a Transfer of any Shares by the Stockholder: (i) if the Stockholder is an individual, (X) to any member or members of the Stockholder’s immediate family or to trusts for the benefit of such persons, (Y) upon death of the Stockholder or (Z) pursuant to a sales plan entered into prior to the date hereof pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, as copy of which as been provided to Parent; (ii) if Stockholder is a partnership or limited liability company, to one or more partners or members of the Stockholder or to an affiliated corporation, partnership or limited liability company under common control with the Stockholder; or (iii) if Stockholder is the trustee of a trust, to one or more beneficiaries of such trust; provided that, a transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of the Agreement. No such Transfer shall constitute or result in a release of any transferor from any of its obligations under this Agreement, and following any such Transfer the transferor shall remain jointly and severally liable with the transferee for any breach of the Agreement by the transferee.

(c) Transfer of Voting Rights. The Stockholder shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of the Stockholder under this Agreement with respect to any of the Shares.

3. Agreement to Vote Shares.

(a) Prior to the Expiration Date, at every meeting of the stockholders of the Company called, and at every adjournment or postponement thereof, and, in the event the Company determines to seek stockholder action or approval by written consents, on every such action or approval by written consent of the stockholders of the Company, the Stockholder (solely in the Stockholder’s capacity as such) shall, or shall cause the holder of record on any applicable record date to, vote the Shares:

(i) in favor of the Merger, the adoption, execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof, and each of the actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance hereof or thereof;

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(ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger or any other transactions contemplated by the Merger Agreement; and

(iii) against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) any other action or agreement that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement.

(b) The Stockholder agrees that the Shares that are entitled to be voted shall be voted (or cause to be voted) as set forth in Section 3(a) whether or not the Stockholder’s vote, consent or other approval is sought on only one or any combination of the matters set forth in clauses (i)-(iii) of Section 3(a) above and at any time following the date of this Agreement but prior to the Expiration Date.

(c) In the event that a meeting of the stockholders of the Company is held prior to the Expiration Date, the Stockholder shall, or shall cause the holder of record on any applicable record date to, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum.

(d) The Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 3.

4. Agreement Not to Exercise Appraisal Rights. The Stockholder shall not exercise any rights (including, without limitation, under Section 262 of Delaware Law) to demand appraisal of any Shares that may arise with respect to the Merger.

5. Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or shall require the Stockholder to attempt to) limit or restrict the Stockholder in his or her capacity as a director or officer of the Company or any designee, employee, representative or affiliate of the Stockholder who is a director or officer of the Company from acting in such capacity or voting in such person’s sole discretion on any matter (it being understood that this Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as a stockholder of the Company).

6. Irrevocable Proxy. Concurrently with the execution of this Agreement, the Stockholder shall deliver to Parent a limited irrevocable proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permissible by law, with respect to the Shares. If for any reason the Proxy granted pursuant to this Agreement is not irrevocable, then the Stockholder agrees to vote the Shares that are then entitled to vote in accordance with Section 3 of this Agreement. Upon the Expiration Date, the Proxy shall terminate automatically without any further action by any party hereto.

7. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

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8. Representations and Warranties of the Stockholder.

(a) Organization; Power; Binding Agreement. The Stockholder has full power and authority to execute and deliver this Agreement and the Proxy and, to perform the Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Stockholder of this Agreement and, the performance by the Stockholder of its obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby have been duly and validly authorized by the Stockholder, if applicable, and no other actions or proceedings on the part of the Stockholder are necessary to authorize the execution and delivery by it of this Agreement and, the performance by the Stockholder of its obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby. The Stockholder has full power and authority to bind any and all of its affiliates whose shares of Company Stock are or may deemed to be beneficially owned by the Stockholder. This Agreement has been duly executed and delivered by the Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity.

(b) No Conflicts. No filing with, and no permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution by the Stockholder of this Agreement or the performance by the Stockholder of its obligations hereunder. None of the execution and delivery by the Stockholder of this Agreement, the performance by the Stockholder of its obligations hereunder (i) conflict with or result in any breach of any organizational documents applicable to the Stockholder, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the material terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement, or other instrument or obligation of any kind to which the Stockholder is a party or by which the Stockholder or any of the Stockholder’s properties or assets may be bound, or (iii) materially violate any order, writ, injunction, decree, judgment, order, statute, rule, or regulation applicable to the Stockholder or any of the Stockholder’s properties or assets.

(c) Ownership of Shares. The Stockholder (i) is the record or beneficial owner of the Shares indicated on Schedule A of this Agreement, all of which are free and clear of any liens, adverse claims, charges, security interests, pledges or options, proxies, voting trusts or agreements, or any other third party rights or encumbrances whatsoever (“Encumbrances”) (except any Encumbrances arising under Applicable Law or arising hereunder), (ii) is the owner of options that are exercisable for the number of Shares indicated on Schedule A of this Agreement, all of which options and Shares issuable upon the exercise of such options are free and clear of any Encumbrances (except any Encumbrances arising under Applicable Law or arising hereunder), and (iii) does not own, beneficially or otherwise, any securities of the Company other than the Shares, options to purchase Shares, and Shares issuable upon the exercise of such options, indicated on Schedule A of this Agreement.

(d) Absence of Litigation. As of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Stockholder, overtly threatened against or affecting, the Stockholder or any of its, his or her properties or assets (including the Shares) that could reasonably be expected to impair the ability of the Stockholder to perform its, his or her obligations hereunder.

(e) No Finder’s Fees. Except as described in the Merger Agreement, no broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by the Merger Agreement or this Agreement based upon arrangements made by the Stockholder.

(f) Reliance by Parent. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

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9. No Solicitation; Notification.

(a) No Solicitation. The Stockholder understands and acknowledges the obligations of the Company under Section 6.5 of the Merger Agreement and agrees that the Stockholder (solely in the Stockholder’s capacity as such) shall not, and shall not authorize any investment banker, attorney or other advisor or representative retained by the Stockholder to, directly or indirectly, take any action or omit to take any action in contravention of such obligations.

(b) Notice of Certain Events. The Stockholder agrees to notify Parent within a reasonable time (but in any event within two (2) Business Days) of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of the Stockholder set forth herein.

10. Insider Information. The Stockholder acknowledges that, in its, his or her position with the Company, it, he or she has become privy to material non-public information related to Parent.

11. Merger Agreement. The Stockholder acknowledges that he, she or it has received and reviewed a copy of the Merger Agreement. The Stockholder has adequate information concerning the business and financial condition of the Company and Parent to make an informed decision regarding the Merger Agreement, the Merger and the execution of this Agreement, and has independently, without reliance upon Parent, Merger Subsidiary One or Merger Subsidiary Two and based on such information as the Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. The Stockholder acknowledges that Parent, Merger Subsidiary One and Merger Subsidiary Two have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. The Stockholder acknowledges that the agreements contained herein with respect to the Shares by the Stockholder are irrevocable.

12. Public Disclosure. The Stockholder shall not make any public statements that are intended, or could reasonably be expected to, materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or the Company Stockholders’ approval thereof without the express written consent of Parent, except as required by law. The preceding sentence is not intended to prevent the Stockholder from discussing the transactions contemplated herein with its, his or her family members, beneficiaries, partners, members, shareholders, directors, officers, agents, affiliates or advisors, as applicable.

13. Disclosure. Parent is permitted to publish and disclose in all documents and schedules filed with the Securities and Exchange Commission, and any press release or other disclosure document that Parent determines to be necessary or desirable in connection with the Merger and any transactions related to the Merger, the Stockholder’s identity and ownership of Shares and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement; provided that, Parent shall provide the Stockholder, the Company and Dechert LLP, Company counsel, reasonable opportunity to review and comment on such disclosure and Parent shall give reasonable consideration to any comments made by the Stockholder, the Company or Dechert LLP.

14. Further Assurances. Subject to the terms and conditions of this Agreement, (a) the Stockholder shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary to fulfill such Stockholder’s obligations under this Agreement and (b) Parent shall use commercially reasonable efforts to take, or cause to be taken all actions and to do, or cause to be done, all things reasonably necessary to fulfill its obligations under this Agreement.

15. Termination. This Agreement and the Proxy shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, nothing set forth in this Section 15 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of either party hereto, for any material breach, prior to the Expiration Date, of any covenant contained in this Agreement.

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16. Miscellaneous.

(a) Successors and Assigns. All covenants and agreements and other provisions set forth in this Agreement and made by or on behalf of any of the parties hereto shall bind and inure to the benefit of the successors, heirs and permitted assigns of such party, whether or not so expressed. None of the parties may assign, transfer or delegate any of their respective rights or obligations under this Agreement, by operation of law or otherwise, without the consent in writing of the Parent and the Stockholder provided, that (i) Parent may, without obtaining the prior written consent of the Stockholder, assign any of its rights, or delegate any of its obligations under this Agreement to any affiliate of Parent to which Parent has assigned its rights under, and in accordance with, the Merger Agreement, provided, that such affiliate agrees in writing, reasonably satisfactory in form and substance to the Stockholder, to be bound by all of the terms of this Agreement, and (ii) the Stockholder may, without obtaining the prior written consent of Parent, assign any of its rights, or delegate any of its obligations under this Agreement to (X) any successor of the Stockholder by merger or otherwise, or (Y) the purchaser of all or substantially all of the assets (if such assets include all of the Shares) of the Stockholder and the purchaser agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of the Agreement; and provided further, that such assignment or delegation has been made in good faith and has not been made for the purpose of avoiding or frustrating any of the assigning or delegating party’s obligations hereunder. No such assignment or delegation shall constitute or result in a release of the assigning or delegating party from any of its obligations under this Agreement, and following any such assignment or delegation, the assigning or delegating party shall remain jointly and severally liable with the assignee or delegee for any breach of the Agreement by the assignee or delegee. Each of Parent and the Stockholder shall execute such acknowledgements of such assignments in such forms as the other may from time to time reasonably request. Any purported assignment or delegation of rights or obligations in violation of this Section 16(a) shall be void and of no force or effect.

(b) Amendments; No Waiver. Subject to applicable law, any provision of this Agreement may be amended or waived, but only if such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto, or in case of a waiver, by each party against whom the waiver is to be effective. No course of dealing and no failure or delay on the part of any party hereto in exercising any right, power or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party’s rights, powers and remedies. The failure of any of the parties to this Agreement to require the performance of a term or obligation under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of any term or obligation or be deemed a waiver of any subsequent breach hereunder. No single or partial exercise of any right, power or remedy conferred by this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(c) Specific Performance. The parties hereto agree that irreparable damage would occur to the parties in the event that the provisions contained in this Agreement were not performed by the other parties in accordance with its specific terms or were otherwise breached by the other parties. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, without the posting of any bond, to prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which the parties are entitled at law or in equity.

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(d) Notices. All notices, requests, demands, consents and other communications necessary or required under this Agreement shall be delivered by hand or sent by registered or certified mail, return receipt requested, by overnight prepaid courier or by facsimile (receipt confirmed):

if to Parent, Merger Subsidiary One and Merger Subsidiary Two:

Atheros Communications, Inc.

5480 Great America Parkway

Santa Clara, CA 95054

Attention: Craig H. Barratt

Facsimile: (408) 738-2849

if to Company:

Intellon Corporation

5955 T.G. Lee Blvd.

Orlando, FL 32822

Attention: Charles Harris

Facsimile: (407) 428-2871

if to the Stockholder, to the address set forth on the signature page hereto.

All such notices, requests, demands, consents and other communications shall be deemed to have been duly given or sent three days following the date on which mailed, or one (1) day following the date mailed if sent by overnight courier, or on the date on which delivered by hand or by facsimile transmission (receipt confirmed), as the case may be, and addressed as aforesaid.

(e) Third Parties. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, other than the parties hereto and their permitted successors and assigns, any rights or remedies under or by reason of this Agreement or any other certificate, document, instrument or agreement executed in connection herewith nor be relied upon other than the parties hereto and their permitted successors or assigns.

(f) Governing Law. This Agreement, and all matters arising out of or relating to this Agreement and any of the transactions contemplated hereby, including, without limitation, the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by Delaware Law (without giving effect to the conflicts of laws provisions thereof). Unless otherwise explicitly provided in this Agreement, any action, claim, suit or proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced in any state or federal court located in the State of Delaware. Each party hereto (i) expressly and irrevocably consents and submits to the jurisdiction of each such court, and each appellate court located in the State of Delaware, in connection with any such proceeding; (ii) agrees that each such court shall be deemed to be a convenient forum; and (iii) agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding commenced in any such court, any claim that such party is not subject personally to the jurisdiction of such court, that such proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

(g) Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(h) Entire Agreement. This Agreement, the Proxy and the documents and instruments and other agreements between the parties hereto as contemplated by or referred to herein, and other Exhibits hereto constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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(i) Severability. In the event that any one or more of the provisions contained herein is held invalid, illegal or unenforceable in any respect for any reason in any jurisdiction, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that each of parties’ rights and privileges shall be enforceable to the fullest extent permitted by Applicable Law, and any such invalidity, illegality and unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any court of competent jurisdiction determines that any provision of this Agreement is invalid, illegal or unenforceable, such court has the power to fashion and enforce another provision (instead of the provision held to be invalid, illegal or unenforceable) that is valid, legal and enforceable and carry out the intentions of the parties hereto under this Agreement and, in the event that such court does not exercise such power, the parties hereto shall negotiate in good faith in an attempt to agree to another provision (instead of the provision held to be invalid, illegal or unenforceable) that is valid, legal and enforceable and carries out the parties’ intentions to the greatest lawful extent under this Agreement.

(j) Interpretation. For purposes of this Agreement, the following rules of interpretation apply:

(i) Descriptive Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

(ii) Calculation of Time Period. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period is excluded. If the last day of such period is a non-Business Day, the period in question ends on the next succeeding Business Day.

(iii) Section and Similar References. Unless the context otherwise requires, all references in this Agreement to any “Section,” “Schedule” or “Exhibit” are to the corresponding Section, Schedule or Exhibit of this Agreement.

(iv) Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” As used in this Agreement, the term “affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

(k) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the expenses.

(l) Counterparts; Execution. This Agreement may be executed in counterparts and the exchange of signature pages to this Agreement (in counterparts or otherwise) by facsimile transmission or other electronic transmission (including in the form of a .PDF file) shall be sufficient to bind the parties to the terms and conditions of this Agreement. The Stockholder is signing this Agreement for itself and each of its affiliated parties whose Shares are deemed to be beneficially owned by the Stockholder for purposes of this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed or caused this Agreement to be executed by their respective duly authorized officers, to be effective as of the date first above written.

ATHEROS COMMUNICATIONS, INC.	STOCKHOLDER:

[ ]

By:	By:

Name:	Name:

Title:	Address:

ICEMAN ACQUISITION ONE CORPORATION

By:

Name:

Title:

ICEMAN ACQUISITION TWO LLC

By:

Name:

Title:

SIGNATURE PAGE TO SUPPORT AGREEMENT

Schedule A

Shares Beneficially Owned

Name of Stockholder	Number of Shares	Class of Stock

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EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder (the “Stockholder”) of Intellon Corporation, a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints the directors on the Board of Directors of Atheros Communications, Inc., a Delaware corporation (“Parent”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”), in accordance with the terms of this Irrevocable Proxy until the Expiration Date (as defined below). Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until the Expiration Date.

This Irrevocable Proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted pursuant to that certain Support Agreement of even date herewith by and among Parent, Merger Subsidiary One, Merger Subsidiary Two (as defined below) and the undersigned stockholder (the “Support Agreement”), and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), among Parent, Iceman Acquisition One Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Subsidiary One”), Iceman Acquisition Two LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Subsidiary Two”) and the Company. The Merger Agreement provides for the merger of Merger Subsidiary One with and into the Company in accordance with its terms (the “First Step Merger”).

As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been terminated for any reason and (ii) such date and time as the First Step Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Support Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and, in the event the Company determines to solicit written consents in lieu of any such meeting, in every such written consent: (i) in favor of the Merger, the adoption, execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof, and each of the actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance hereof or thereof; (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger or any other transactions contemplated by the Merger Agreement; and (iii) against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) any other action or agreement that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger

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Agreement or the Voting Agreement. The undersigned agrees that the Shares that are entitled to be voted shall be voted (or cause to be voted) as set forth in this paragraph whether or not the undersigned’s vote, consent or other approval is sought on only one or any combination of the matters set forth in (i)-(iii) above and at any time following the date hereof.

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter. The Stockholder may vote the Shares on all other matters.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: , 2009	STOCKHOLDER:

[NAME]

By:

Name:

Address:

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Annex B

September 8, 2009

Board of Directors

Intellon Corporation

5955 T.G. Lee Blvd., Suite 600

Orlando, FL 32822

Gentlemen:

Deutsche Bank Securities Inc. (“Deutsche Bank”) has acted as financial advisor to Intellon Corporation (the “Company”) in connection with an Agreement and Plan of Merger (the “Merger Agreement”) to be entered into among the Company, Atheros Communications, Inc. (the “Acquiror”), Iceman Acquisition One Corporation, a subsidiary of the Acquiror (the “Acquiror Sub”), and Iceman Acquisition Two LLC, a subsidiary of the Acquiror, which provides, among other things, for the merger of the Acquiror Sub with and into the Company, as a result of which the Company will become a wholly owned subsidiary of the Acquiror (the “Transaction”). As set forth more fully in the Merger Agreement, as a result of the Transaction, each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) (other than dissenting shares and shares owned directly or indirectly by the Company or the Acquiror) will be converted into the right to receive $7.30 of consideration, as described in the Merger Agreement (the “Merger Consideration”), which a holder of a share of Company Common Stock may elect to receive as one of the following choices (each of the following capitalized but undefined terms shall have the respective meaning assigned thereto in the Merger Agreement): (x) an amount in cash equal to the Per Share Mixed Election Cash Amount plus a number of shares of common stock, par value $0.0005 per share, of the Acquiror (the “Acquiror Common Stock”) equal to the Per Share Mixed Election Stock Amount; or (y) an amount in cash equal to the Per Share Cash Election Cash Consideration plus, if applicable, a number of shares of Acquiror Common Stock equal to the Per Share Cash Election Stock Consideration; or (z) a number of shares of Acquiror Common Stock equal to the Per Share Stock Election Stock Consideration plus, if applicable, an amount in cash equal to the Per Share Stock Election Cash Consideration; in each case subject to the election and proration provisions and other limitations set forth in the Merger Agreement (any of choice (x), (y) or (z), separately and as of the date hereof, a “Merger Consideration Election”).

You have requested Deutsche Bank’s opinion, as investment bankers, as of the date hereof, as to the fairness of the Merger Consideration, from a financial point of view, to the holders of the outstanding shares of Company Common Stock, excluding the Acquiror and its affiliates.

In connection with our role as financial advisor to the Company, and in arriving at our opinion, we reviewed certain publicly available financial and other information concerning the Company and the Acquiror, certain internal analyses, financial forecasts and other information relating to the Company prepared by management of the Company. We have also held discussions with certain senior officers of the Company and the Acquiror regarding the businesses and prospects of the Company and the Acquiror. In addition, Deutsche Bank has (i) reviewed the reported prices and trading activity for the Company Common Stock and the Acquiror Common Stock, (ii) to the extent publicly available, compared certain financial and stock market information for the Company with similar information for certain other companies we considered relevant whose securities are publicly traded, (iii) to the extent publicly available, reviewed the financial terms of certain recent business combinations which we deemed relevant, (iv) reviewed a draft dated September 8, 2009 of the Merger Agreement and certain related documents, including the draft dated September 5, 2009 of the form of the Support Agreement to be entered into between the Acquiror and certain stockholders of the Company (the “Support Agreement”), and (v) performed such other studies and analyses and considered such other factors as we deemed appropriate.

Deutsche Bank has not assumed responsibility for independent verification of, and has not independently verified, any information, whether publicly available or furnished to it, concerning the Company or the Acquiror,

Board of Directors

Intellon Corporation

September 8, 2009

including, without limitation, any financial information considered in connection with the rendering of its opinion. Accordingly, for purposes of its opinion, Deutsche Bank has, with your permission, assumed and relied upon the accuracy and completeness of all such information. Deutsche Bank has not conducted a physical inspection of any of the properties or assets, and has not prepared or obtained any independent evaluation or appraisal of any of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities), of the Company or the Acquiror or any of their respective subsidiaries, nor have we evaluated the solvency or fair value of the Company or the Acquiror under any state or federal law relating to bankruptcy, insolvency or similar matters. With respect to the financial forecasts made available to Deutsche Bank and used in its analyses, Deutsche Bank has assumed with your permission that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company and the Acquiror as to the matters covered thereby. In rendering its opinion, Deutsche Bank expresses no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based. Deutsche Bank’s opinion is necessarily based upon economic, market and other conditions as in effect on, and the information made available to it, as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

For purposes of rendering its opinion, Deutsche Bank has assumed with your permission that, in all respects material to its analysis, the Transaction will be consummated in accordance with its terms, without any material waiver, modification or amendment of any term, condition or agreement. Deutsche Bank has also assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Transaction will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, no material restrictions, terms or conditions will be imposed. We are not legal, regulatory, contractual, tax or accounting experts and have relied on the assessments made by the Company and its advisors with respect to such issues. Representatives of the Company have informed us, and we have further assumed, that the final terms of the Merger Agreement and the Support Agreement will not differ materially from the terms set forth in the drafts we have reviewed.

This opinion has been approved and authorized for issuance by a fairness opinion review committee, is addressed to, and for the use and benefit of, the Board of Directors of the Company and is not a recommendation to the Board of Directors of the Company or the stockholders of the Company to approve or take any action with respect to the Transaction. This opinion is also not a recommendation to any holder of Company Common Stock as to which Merger Consideration Election such holder of Company Common Stock should elect to receive. This opinion is limited to the fairness, from a financial point of view of the Merger Consideration to the holders of the Company Common Stock, excluding the Acquiror and its affiliates, is subject to the assumptions, limitations, qualifications and other conditions contained herein and is necessarily based on the economic, market and other conditions, and information made available to us, as of the date hereof. Moreover, depending on the value or trading price of the Acquiror Common Stock after the date hereof, a choice by a holder of Company Common Stock to receive a particular Merger Consideration Election may be worth more or less than a choice by such holder of Company Common Stock to receive a different Merger Consideration Election. You have not asked us to, and this opinion does not, address the fairness of the Transaction, or any consideration received in connection therewith, to the holders of any other class of securities, creditors or other constituencies of the Company, nor does it address the fairness of the contemplated benefits of the Transaction. Deutsche Bank expresses no opinion as to the merits of the underlying decision by the Company to engage in the Transaction or as to how any holder of shares of Company Common Stock should vote or act with respect to the Transaction. In addition, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of the Company’s officers, directors, or employees, or any class of such persons, in connection with the Transaction relative to the Merger Consideration to be received by

Board of Directors

Intellon Corporation

September 8, 2009

the holders of the Company Common Stock. This opinion does not in any manner address the prices at which the Company Common Stock or the Acquiror Common Stock or other securities will trade following the announcement or consummation of the Transaction.

We were not requested to consider, and our opinion does not address, the relative merits of the Transaction as compared to any alternative business strategies.

Deutsche Bank will be paid a fee for its services as financial advisor to the Company in connection with the Transaction, a portion of which is contingent upon delivery of this opinion and a substantial portion of which is contingent upon consummation of the Transaction. The Company has also agreed to reimburse Deutsche Bank for its expenses, and to indemnify Deutsche Bank against certain liabilities, in connection with its engagement. We are an affiliate of Deutsche Bank AG (together with its affiliates, the “DB Group”). One or more members of the DB Group have, from time to time, provided investment banking services to the Company or its affiliates for which it has received compensation, including acting as the lead underwriter for the Company’s $45 million December 2007 initial public offering. DB Group may also provide investment and commercial banking services to the Acquiror and the Company in the future, for which we would expect DB Group to receive compensation. In the ordinary course of business, members of the DB Group may actively trade in the securities and other instruments and obligations of the Acquiror and the Company for their own accounts and for the accounts of their customers. Accordingly, the DB Group may at any time hold a long or short position in such securities, instruments and obligations.

Based upon and subject to the foregoing, it is Deutsche Bank’s opinion as investment bankers that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the holders of Company Common Stock, excluding the Acquiror and its affiliates.

Very truly yours,

DEUTSCHE BANK SECURITIES INC.

Annex C

DELAWARE GENERAL CORPORATION LAW

SECTION 262

§ 262. Appraisal Rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Atheros Communication, Inc.

November 12, 2009

Dear Intellon Corporation Stockholder:

Thank you for your support as we work toward completing the merger between Atheros Communications, Inc. and Intellon Corporation. On September 8, 2009, Atheros and Intellon entered into the Agreement and Plan of Merger. The merger will be considered at a special meeting of Intellon stockholders to be held on December 11, 2009. Pending receipt of stockholder approval, we presently expect that the merger will become effective shortly after the special meeting.

Under the terms of the merger agreement, each Intellon stockholder has the opportunity to elect to receive, for each share of Intellon common stock that he, she or it owns, (i) a combination of approximately 0.135 of a share of Atheros common stock and $3.60 in cash (the “mixed election”), (ii) up to 0.267 shares of Atheros common stock with any portion not paid in stock paid in cash (the “stock election”), or (iii) up to $7.30 in cash with any portion not paid in cash paid in stock (the “cash election”).

These elections will be subject to proration based on (i) Intellon’s capitalization at the closing of the merger, (ii) the number of shares electing each type of election, (iii) the requirement under the Merger Agreement to preserve the overall mix such that the Atheros common stock issued in the Merger will constitute between 45 and 55 percent of the total consideration and (iv) the need to preserve the intended treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Enclosed is an Election Form and Letter of Transmittal and related documents. Please complete, sign and return the Election Form and Letter of Transmittal, with all of your Intellon stock certificates or confirmation of book-entry transfer, to Atheros’ exchange agent, Computershare, in order to make an election. In addition, enclosed is an Election and Transmittal Information Booklet for your reference. Please use the enclosed envelope to return your Election Form and Letter of Transmittal and your stock certificates, confirmation of a book-entry transfer, or a properly completed Notice of Guaranteed Delivery. Do not send your stock certificates to Intellon or Atheros.

The Election Form and Letter of Transmittal and either your (i) stock certificate(s) or confirmation of book-entry transfer or (ii) Notice of Guaranteed Delivery, must be RECEIVED no later than the election deadline, which will be 5:00 p.m., Eastern Time, on December 10, 2009. In the event that the expected effective time of the merger and the election deadline change, we will announce the revised dates, in a press release, on our web sites at www.intellon.com and www.atheros.com, and in a filing with the Securities and Exchange Commission. You may also obtain up-to-date information regarding the election deadline by calling Georgeson, Atheros’ Information Agent, at (888) 867-7092.

There is a limited period of time for you to deliver your Election Form and Letter of Transmittal and your Intellon stock certificate(s) or confirmation of book-entry transfer. Therefore, we encourage you to submit your Election Form and Letter of Transmittal and Intellon stock certificate(s) or confirmation of book-entry transfer promptly. If you do not make a valid election, you will be deemed to have made a cash election for your shares of Intellon common stock. You should note that if you elect to receive Atheros common stock, while the number of shares of Atheros common stock issued in exchange for each share of Intellon common stock is fixed (subject to the proration adjustments discussed above), the value of the Atheros common stock you receive will depend on the market value of Atheros’ common stock at the effective time of the merger. Information regarding Atheros stock prices can be obtained by calling the Information Agent at (888) 867-7092 or on Atheros’ web site at www.atheros.com.

You can find additional information on the merger, its terms and related transactions in the Proxy Statement/Prospectus dated November 10, 2009, which delivered herewith is also available through the

Securities and Exchange Commission’s web site at http://www.sec.gov. The information contained in the Proxy Statement/ Prospectus speaks as of November 10, 2009, and does not reflect subsequent developments. However, the Proxy Statement/Prospectus incorporates by reference subsequent filings with the Securities and Exchange Commission by Atheros and Intellon. You should rely only on the information contained or expressly incorporated by reference in the Proxy Statement/Prospectus. We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in those documents.

If you have any questions regarding the election materials, please call Georgeson at (888) 867-7092.

/S/ JACK R. LAZAR
Jack R. Lazar

Time is Critical.	Please Complete and Return Promptly

ELECTION FORM AND LETTER OF TRANSMITTAL

To accompany certificates of common stock, par value $0.0001 per share,

of Intellon Corporation

ELECTION DEADLINE IS 5:00 P.M., EASTERN TIME, ON DECEMBER 10, 2009

If your Intellon Corporation Stock Certificate(s) has been lost, stolen, misplaced or mutilated contact American Stock Transfer at (800) 937-5449. See Instruction 3.

PLEASE RETURN IN THE ACCOMPANYING ENVELOPE OR SEND BY OVERNIGHT DELIVERY

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 5. Mail or send by overnight delivery service this Election Form and Letter of Transmittal, together with the certificate(s) described below representing your shares, to the Exchange Agent:

If delivering by mail:	By Facsimile Transmission:	If delivering by courier:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011	For Eligible Institution Only: (617) 360-6810	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V
Providence, RI 02940-3011	For Confirmation Only Telephone: (781) 575-2332	250 Royall Street Canton, MA 02021

For Information Call (888) 867-7092

Pursuant to the terms of the Agreement and Plan of Merger, dated as of September 8, 2009 (the “Merger Agreement”), by and among Atheros Communications, Inc. (“Atheros”), Iceman Acquisition One Corporation, a wholly-owned subsidiary of Atheros, Iceman Acquisition Two LLC, a wholly-owned subsidiary of Atheros, and Intellon Corporation (“Intellon”), each Intellon stockholder has the opportunity to elect to receive, for each share of Intellon common stock that he, she or it owns, (1) a combination of approximately 0.135 of a share of Atheros common stock and $3.60 in cash (the “mixed election”), (2) up to 0.267 shares of Atheros common stock with any portion not paid in stock paid in cash (the “stock election”), or (3) up to $7.30 in cash with any portion not paid in cash paid in stock (the “cash election”) each of which is subject to proration. For a full discussion of the merger and the effect of this election, see the Proxy Statement/Prospectus, dated November 10, 2009 (the “Proxy Statement”).

This election governs the consideration that you, as a stockholder of Intellon, will receive if the merger is consummated. This election may also affect the income tax treatment of the consideration that you receive.

DESCRIPTION OF INTELLON CORPORATION SHARES SURRENDERED
Name(s) and Address of Registered Holder(s) (Please correct details if incorrect or fill in, if blank) (Please ensure name(s) appear(s) exactly as on Certificate(s)	Certificate No(s)	Number of Shares

TOTAL SHARES

VOLUNTARY CORPORATE ACTIONS COY ATHR

Complete the box below to make an election to receive (1) a combination of approximately 0.135 of a share of Atheros common stock and $3.60 in cash (the “mixed election”), (2) up to 0.267 shares of Atheros common stock with any portion not paid in stock, due to the proration discussed below, paid in cash (the “stock election”), or (3) up to $7.30 in cash with any portion not paid in cash, due to the proration discussed below, paid in stock (the “cash election”). If no box is checked, you will be deemed to have made a “Cash Election” for your shares of Intellon common stock, subject to the proration adjustments in the Merger Agreement.

ELECTION
I hereby elect to receive the following as consideration for all of my shares of Intellon common stock: (check only one box)

☐	MIXED ELECTION — a combination of approximately 0.135 shares of Atheros common stock and $3.60 in cash, subject to the proration discussed below.

☐	STOCK ELECTION — up to 0.267 shares of Atheros common stock with any portion not paid in stock, due to the proration discussed below, paid in cash.

☐	CASH ELECTION — up to $7.30 in cash with any portion not paid in cash, due to the proration discussed below, paid in stock.

You will be deemed to have made a “CASH ELECTION” if,

A.	You fail to follow the instructions on this “Election Form and Letter of Transmittal” or otherwise fail properly to make an election; or

B.	A completed “Election Form and Letter of Transmittal,” together with your Intellon stock certificate(s), is not actually received by the Election Deadline.

These elections will be subject to proration based on (i) Intellon’s capitalization at the closing of the merger, (ii) the number of shares electing each type of election, (iii) the requirement under the Merger Agreement to preserve the overall mix such that the Atheros common stock issued in the Merger will constitute between 45 and 55 percent of the total consideration and (iv) the need to preserve the intended treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

VOLUNTARY CORPORATE ACTIONS COY ATHR

To be effective, this Election Form and Letter of Transmittal must be properly completed, signed and delivered to the Exchange Agent, together with the certificates representing your Intellon shares, at the address above prior to 5:00 P.M., Eastern Time, on December 10, 2009. Do not send this document or your Intellon stock certificates to Intellon or Atheros.

The undersigned represents that I (we) have full authority to surrender the certificate(s) for exchange without restriction. Please issue the new certificate and check, if applicable, in the name shown above to the above address unless instructions are given in the boxes below.

SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
Complete ONLY if the new certificate and check are to be issued in a name which differs from the name on the surrendered certificate(s).	Complete ONLY if the new certificate and check are to be mailed to some address other than the address reflected above.
Issue to:	Mail to:

Name(s):	Name(s):
Address:	Address:

(See Instruction 7)	(See Instruction 8)

REGISTERED HOLDER(S) MUST SIGN IN THE BOX BELOW

SIGNATURE(S) REQUIRED Signature of Registered Holder(s) or Agent	SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 7.
Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate. If signature is by a trustee, executor, administrator, guardian, Attorney-in-fact, officer for a corporation in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 6 and 7.	Unless the shares were tendered by the registered holder(s) of the common stock, or for the account of a member of a “Signature Guarantee Program”, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program (an “Eligible Institution”), your signature(s) must be guaranteed by an Eligible Institution.

Registered Holder	Authorized Signature

Registered Holder	Name of Firm

Title, if any Important: Area Code/Phone No.	Address of Firm – Please Print

Also: Sign and provide your tax ID number on the Substitute Form W-9 provided herein.

VOLUNTARY CORPORATE ACTIONS COY ATHR

INSTRUCTIONS

(Please read carefully the instructions below)

1. Election Deadline: For any election contained herein to be considered, this Election Form and Letter of Transmittal, properly completed and signed, together with the related Intellon Corporation (“Intellon”) common stock certificates, must be received by the Exchange Agent at the address on the front of this Election Form and Letter of Transmittal no later than 5:00 P.M., EASTERN TIME, ON DECEMBER 10, 2009. The Exchange Agent, in its sole discretion, will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed.

2. Revocation or Change of Election Form: Any Election Form and Letter of Transmittal may be revoked or changed by written notice from the person submitting such form to the Exchange Agent, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

3. Surrender of Certificate(s), Lost Certificate(s): For any election contained herein to be effective, this Election Form and Letter of Transmittal must be accompanied by the certificate(s) evidencing your shares and any required accompanying evidences of authority. If your certificate(s) has been lost, stolen, misplaced or destroyed, contact American Stock Transfer at (800) 937-5449, prior to submitting this Election Form and Letter of Transmittal.

4. Termination of Merger: In the event of termination of the Merger Agreement, the Exchange Agent will promptly return stock certificates representing shares of Intellon common stock via registered mail or through a book-entry transfer for shares held in street name. The Exchange Agent and Intellon will use their commercially reasonable efforts to facilitate return of Intellon stock certificates in the event of termination of the Merger Agreement, but return of certificates other than by registered mail will only be made at the expense, written direction and risk of the requesting Intellon stockholder, accompanied by a pre-paid, pre-addressed return courier envelope sent to the Exchange Agent.

5. Method of Delivery: Your old stock certificate(s) and the Election Form and Letter of Transmittal must be sent or delivered to the Exchange Agent. Do not send them to Atheros or Intellon. The method of delivery (mail, overnight delivery service) of stock certificates to be surrendered to the Exchange Agent at the address set forth on the front of the Election Form and Letter of Transmittal is at the option and risk of the surrendering stockholder. Delivery will be deemed effective only when received. If the stock certificate(s) are sent by mail, registered mail with return receipt requested and properly insured is suggested. A return envelope is enclosed.

6. New Certificate/Check Issued In the Same Name: If the new certificate and check are to be issued in the same name as the surrendered certificate(s), the Election Form and Letter of Transmittal should be completed and signed exactly as the surrendered certificate is registered. Do not sign the certificate(s) because signatures are not required if the certificate(s) surrendered herewith are submitted by the registered owner of such shares who has not completed the section entitled “Special Issuance/Payment Instructions” or are for the account of an Eligible Institution (as defined below). If any of the shares surrendered hereby are owned by two or more joint owners, all such owners must sign the Election Form and Letter of Transmittal exactly as written on the face of the certificate(s). If any shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations. Election forms and Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such to the registration must be accompanied by proper evidence of the signer’s authority to act.

7. Special Issuance/Payment Instructions: If checks and new certificates are to be made payable to or registered in other than the name(s) that appear(s) on the surrendered certificate(s), indicate the name(s) and address in this box. The stockholder(s) named will be considered the record owner(s) and should complete the section entitled “Signatures Required” and the Substitute Form W-9. If the section entitled “Special Issuance/Payment Instructions” is completed then signatures on this Election Form and Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents’ Medallion Program (each an “Eligible Institution”). If the surrendered stock certificates are registered in the name of a person other than the signer of this Election Form and Letter of Transmittal, or if issuance is to be made to a person other than the signer of this Election Form and Letter of Transmittal or if the issuance is to be made to a person other than the registered owner(s), then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

8. Special Delivery Instructions: If checks and new certificates are to be delivered to other than the name(s) that appear on the surrendered certificate(s) or to the registered holders of the existing certificates at an address other than that appearing on the “Election Form and Letter of Transmittal” indicate the name(s) and address in this box.

9. Substitute Form W-9: Under the Federal income tax law, a non-exempt stockholder is required to provide the Exchange Agent with such stockholder’s correct Taxpayer Identification Number (“TIN”) on the enclosed Substitute Form W-9. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. Failure to provide the information on the form may subject the surrendering stockholder to 28% federal income tax withholding on the payment of any cash. The surrendering stockholder must check the box in Part III if a TIN has not been issued and the stockholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 28% on all payments to such surrendering stockholders of any cash consideration due for their former shares. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details of what TIN to give the Exchange Agent.

TO STOCKHOLDERS OF INTELLON CORPORATION

ELECTION AND TRANSMITTAL INFORMATION BOOKLET

This information booklet from Atheros Communications, Inc. (“Atheros”) is provided to stockholders of Intellon Corporation (“Intellon”). It answers frequently asked questions, briefly describes your options and provides information and instructions on how to make your election and submit your Intellon stock certificates. We urge you to read the instructions to the enclosed Election Form and Letter of Transmittal carefully and review the Frequently Asked Questions below, as well as the Proxy Statement/Prospectus dated November 10, 2009 (the “Proxy Statement”), which you received in connection with Intellon’s special meeting of stockholders to be held on December 11, 2009. After reviewing this material, please complete the Election Form and Letter of Transmittal and send it in the enclosed envelope to Atheros’ exchange agent, Computershare. If you have additional questions after reading this material, you should contact Georgeson at (888) 867-7092.

The deadline for receipt of your Election Form and Letter of Transmittal is 5:00 P.M., Eastern time, on December 10, 2009 (the “Election Deadline”). We anticipate that the merger will occur on or about December 15, 2009 (the “Effective Date”).

FREQUENTLY ASKED QUESTIONS

1.	Why have I been sent an Election Form and Letter of Transmittal?

On September 8, 2009, Intellon and Atheros entered into the Agreement and Plan of Merger, by and among Atheros, Iceman Acquisition One Corporation, a wholly-owned subsidiary of Atheros, Iceman Acquisition Two LLC, a wholly-owned subsidiary of Atheros, and Intellon (the “Merger Agreement”), a copy of which was attached as Annex A to the Proxy Statement. Under the Merger Agreement, you, as a Intellon stockholder, have the option to elect to receive (1) a combination of approximately 0.135 of a share of Atheros common stock and $3.60 in cash (the “mixed election”), (2) up to 0.267 shares of Atheros common stock with any portion not paid in stock, due to the proration discussed below, paid in cash (the “stock election”), or (3) up to $7.30 in cash with any portion not paid in cash, due to the proration discussed below, paid in stock (the “cash election”), subject to the proration procedures described in the Merger Agreement, the Proxy Statement and the response to Question 10 below.

An Election Form and Letter of Transmittal is being mailed to each stockholder holding Intellon common stock. It is to be used to make a mixed cash or stock election and to surrender stock certificates. If you also hold shares with a brokerage firm, you will receive election instructions from that firm.

2.	What is the Election Form and Letter of Transmittal?

The enclosed Election Form and Letter of Transmittal does two things. First, it lets us know your preferred form of payment for your shares of Intellon common stock. Second, it allows you to surrender your Intellon stock certificates in order to receive payment for the shares of Intellon common stock that you own.

3.	How do I complete the Election Form and Letter of Transmittal?

The Election Form and Letter of Transmittal is divided into separate sections. Instructions for completing each section are set forth in the Election Form and Letter of Transmittal, where applicable.

When completed, please sign and date the Election Form and Letter of Transmittal and send it to Computershare in the enclosed envelope along with your Intellon stock certificates so that you can make your election to receive cash, shares of Atheros common stock or a combination of cash and shares. Please see Question 15 for important information concerning the transmittal of your Election Form and Letter of Transmittal to Computershare. Please note that if your shares are held jointly, signatures of both owners are required.

Consistent with the terms of the Merger Agreement, the Election Form and Letter of Transmittal authorizes the Exchange Agent, Computershare Trust Company, N.A., to take all actions necessary to accomplish the delivery of the shares of Atheros common stock and/or cash in exchange for your shares of Intellon common stock.

Please return your Intellon stock certificate(s) along with the Election Form and Letter of Transmittal in the enclosed envelope. Do not sign the back of your stock certificates except in those circumstances described in Instruction 7, “Special Issuance/Payment Instructions,” of the Election Form and Letter of Transmittal.

4.	How do I make an election if I hold my shares through a broker or other nominee?

If you hold your shares of Intellon common stock through a broker or other nominee, they must make an election for your shares on your behalf in accordance with your instructions. Please instruct them how to exchange your shares by completing the election instructions you will receive from them. Please contact your broker with any questions.

5.	When is my Election Form and Letter of Transmittal due?

Your Election Form and Letter of Transmittal and your Intellon stock certificate(s) must be RECEIVED by the Exchange Agent by the election deadline, which is 5:00 p.m., Eastern Time, December 10, 2009. If you hold your shares through a broker or other nominee, you must return your election instructions to them in time for them to respond by the election deadline. Please refer to the instructions provided by your broker or other nominee.

6.	What happens if I do not make an election, indicate more than one election choice on the same Election Form and Letter of Transmittal or miss the election deadline?

If you do not make an election, indicate more than one election choice on the same Election Form and Letter of Transmittal or miss the election deadline, you will be deemed to have elected the cash election.

7.	I have received more than one set of identical election materials related to the Merger Agreement in connection with the election. Do I need to complete them all?

Yes. If you received more than one set of election materials, this indicates that you own stock in more than one manner or you own stock in more than one name. For example, you may have shares registered directly with Intellon; you may own Intellon shares through a third party, such as a broker; or you may own shares in both single name and joint name. Each set of election materials you receive is specific to the manner in which you hold your shares of Intellon common stock. Failure to properly complete an Election Form and Letter of Transmittal means that no election will be made with respect to the shares to which that Election Form and Letter of Transmittal applies and you will be deemed to have made a Cash Election.

8.	Under the terms of the Merger Agreement, what will I receive in exchange for my Intellon shares upon completion of the merger?

You may elect to receive, for each share of Intellon common stock that you own, either:

•	a combination of approximately 0.135 of a share of Atheros common stock and $3.60 in cash;

•	up to 0.267 shares of Atheros common stock with any portion not paid in stock paid, due to the proration discussed below, in cash; or

•	up to $7.30 in cash with any portion not paid in cash, due to the proration discussed below, paid in stock.

These elections will be subject to proration based on (i) Intellon’s capitalization at the closing of the merger, (ii) the number of shares electing each type of election, (iii) the requirement under the Merger Agreement to preserve the overall mix such that the Atheros common stock issued in the Merger will constitute between 45 and 55 percent of the total consideration and (iv) the need to preserve the intended treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

9.	Do I have to make the same election with respect to all of the Intellon shares that I own?

Yes. The election you make will apply to all shares of Intellon common stock covered by the Election Form and Letter of Transmittal. For any shares of Intellon common stock held by you that are not covered by a validly submitted Election Form and Letter of Transmittal you will be deemed to have elected the cash election.

10.	Am I guaranteed to receive what I ask for on the election form?

No. If you make a stock election and the stock election is oversubscribed, then you will receive a portion of the merger consideration in cash. Similarly, if you make the cash election and the cash election is oversubscribed, then you will receive a portion of the merger consideration in shares of Atheros common stock. Accordingly, you may not receive exactly the type of consideration you elect to receive in the Merger, but instead will receive a mix of stock and cash calculated based on (i) Intellon’s capitalization at the closing of the merger, (ii) the number of shares making each type of election, (iii) the requirement under the Merger Agreement to preserve the overall mix such that the Atheros common stock issued in the Merger will constitute between 45 and 55 percent of the total consideration and (iv) the need to preserve the intended treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The proration rules referenced in this paragraph are explained in detail under the caption “The Merger Agreement — Merger Consideration,” beginning on page 69 of the Proxy Statement/Prospectus, dated November 10, 2009, previously delivered to you.

11.	Will I receive any fractional shares?

No. No fractional shares of Atheros common stock will be delivered in the Merger. Instead, you will be entitled to receive cash, without interest, for any fractional share of Atheros common stock you might otherwise have been entitled to receive, based on a portion of the proceeds from the sale of all fractional shares in the market by the Exchange Agent.

12.	How long will it take to receive cash or Atheros shares after the effective date of the merger?

If the Exchange Agent receives a valid Election Form and your Intellon stock certificate(s) by the Election Deadline, the cash and/or shares of Atheros common stock to which you are entitled will be mailed within ten business days after the effective date of the Merger. If the Exchange Agent receives your Intellon stock certificate(s) after the Election Deadline, you will receive the cash and/or shares of Atheros common stock as soon as practicable from the Exchange Agent.

Share of Atheros common stock will be issued via a Direct Registration System® (DRS) stock distribution statement. You will not receive a stock certificate.

13.	What if I cannot locate my stock certificate(s)?

If your certificate(s) representing shares of Intellon common stock has(have) been lost, stolen, misplaced or mutilated contact American Stock Transfer at (800) 937-5449. See Instruction 3 to the Election Form and Letter of Transmittal.

14.	What are the tax consequences associated with each of the election options?

Different tax consequences may be associated with each of the election options. The tax consequences to you of the Merger will depend on the facts of your own situation. Therefore, you should consult your tax advisor for a full understanding of the tax consequences to you of exchanging your shares of Intellon common stock for shares of Atheros common stock, cash, or a combination of shares of Atheros common stock and cash. You can also refer to the general description of tax consequences under the caption, “The Merger — Material Federal Income Tax Consequences of the Merger” in the Proxy Statement/Prospectus, dated November 10, 2009.

15.	How should I send in my signed documents and stock certificates?

An envelope addressed to the Exchange Agent is enclosed with this package. You may use this envelope to return your Election Form and Letter of Transmittal, your Intellon stock certificates, and any additional documentation that may be required to make your election complete. If you do not have the envelope, you may send the Election Form and Letter of Transmittal and any additional documentation to:

If delivering by mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Facsimile Transmission: For Eligible Institution Only: (617) 360-6810 For Confirmation Only Telephone: (781) 575-2332	If delivering by courier: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

If you are mailing stock certificates, we recommend that they be sent (using the return envelope provided) registered mail, properly insured, with return receipt requested. You may instead choose to send your documentation to the Exchange Agent by an overnight delivery service, also properly insured. The amount of insurance that may be purchased from overnight delivery services may be greater than is available if you send the documents by mail. Please do not return any documents to Intellon or Atheros.

Until your Intellon stock certificates are actually received by the Exchange Agent, delivery is not effected. You hold title to the certificates and you bear the risk of loss.

16.	Are there any fees associated with the exchange?

There are no fees associated with the exchange unless you need to replace missing stock certificates or request a check or certificate representing Atheros common stock in a name(s) other than your name.

17.	How do I change my address on the Election Form and Letter of Transmittal?

Mark through any incorrect address information that is printed on the front of the Election Form and Letter of Transmittal. Clearly print the correct address in the area beside the printed information. If you would like to receive your payment under the merger at a different address from that imprinted on the front of the Election Form and Letter of Transmittal, please complete the box entitled “Special Delivery Instructions” on the Election Form and Letter of Transmittal.

18.	What do I do if:

(a)	I want to change the name on my certificate?

(b)	I want to have my check made payable to someone else?

(c)	The owner or co-owner of the shares is deceased?

Please complete the “Special Issuance/Payment Instructions” in the Election Form and Letter of Transmittal in order to transfer the shares or cash to someone else.

19.	Will Intellon common stock continue to trade until the effective time of the merger?

Yes. Intellon common stock will continue to trade on the NASDAQ Stock Market during the election period and until the effective time of the merger. However, after your shares of Intellon common stock are sent to the Exchange Agent, you will not be able to trade them.

20.	Can I revoke my election?

Any election may be revoked until 5:00 P.M. Eastern time, on December 10, 2009. To revoke or change an election, a written notice of revocation must (1) specify the name of the stockholder having made the election to be revoked, and (2) be signed by the stockholder in the same manner as the original signature on the Election Form and Letter of Transmittal by which such election was made. A new election may be made by submitting a new Election Form and Letter of Transmittal prior to the Election Deadline.

21.	Who do I call if I have additional questions?

You may contact Georgeson at (888) 867-7092.

DELIVERY INSTRUCTIONS

By Mail:

Computershare Trust Company, N.A.

c/o Voluntary Corporate Actions

P.O. Box 43011

Providence, RI 02940-3011

By Courier:

Computershare Trust Company, N.A.

c/o Voluntary Corporate Actions

Suite V

250 Royall Street

Canton, MA 02021

ELECTION INFORMATION

THE RIGHT TO MAKE AN ELECTION WILL EXPIRE AT 5:00 P.M., EASTERN

TIME, ON DECEMBER 10, 2009 (THE “EXPIRATION DATE”). THE COMPANIES

ANTICIPATE THE MERGER TO OCCUR ON OR ABOUT DECEMBER 15, 2009.

To Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees:

On September 8, 2009, Intellon Corporation (“Intellon”) entered into the Agreement and Plan of Merger, by and among Atheros Communications, Inc. (“Atheros”), Iceman Acquisition One, Inc., a wholly-owned subsidiary of Atheros, and Iceman Acquisition Two LLC, a wholly-owned subsidiary of Atheros (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement (attached as Annex A to the Proxy Statement/Prospectus dated November 10, 2009 and mailed to Intellon stockholders of record as of November 5, 2009), Intellon stockholders have the following election options, subject to certain limitations:

1.	MIXED ELECTION — a combination of approximately 0.135 shares of Atheros common stock and $3.60 in cash, subject to the proration discussed below.

2.	STOCK ELECTION — up to 0.267 shares of Atheros common stock with any portion not paid in stock, due to the proration discussed below, paid in cash.

3.	CASH ELECTION — up to $7.30 in cash with any portion not paid in cash, due to the proration discussed below, paid in stock.

Intellon stockholders will be deemed to have made a “CASH ELECTION” if,

A.	If this “Election Form and Letter of Transmittal” is completed incorrectly or they otherwise fail properly to make an election; or

B.	A completed “Election Form and Letter of Transmittal,” together with your Intellon stock certificate(s), is not actually received by the Election Deadline.

If no option is chosen on the Election Form and Letter of Transmittal, the Intellon stockholder will be deemed to have selected the “Cash Election” and merger consideration will be provided under the terms of Option 3 above.

These elections will be subject to proration based on (i) Intellon’s capitalization at the closing of the merger, (ii) the number of shares electing each type of election, (iii) the requirement under the Merger Agreement to preserve the overall mix such that the Atheros common stock issued in the Merger will constitute between 45 and 55 percent of the total consideration and (iv) the need to preserve the intended treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

For your information and for forwarding to those of your clients for whom you hold shares registered in your name or in the name of your nominee, we are enclosing the following documents:

1.	The Election and Transmittal Form Information Booklet regarding the election process for registered stockholders.

2.	The Election Form and Letter of Transmittal, with instructions, that enables a registered stockholder to make his or her election and surrender his or her Intellon stock certificates, including a Substitute Form W-9 to certify his or her taxpayer identification/social security number.

3.	The Substitute Form W-9 Guidelines.

4.	A Notice of Guaranteed Delivery to be used by brokers, dealers and other nominees to make an election if the procedures for delivering the necessary certificates representing shares of Intellon common stock cannot be completed on a timely basis.

5.	A proposed client letter, which you may wish to use to obtain election instructions from your clients.

YOUR PROMPT ACTION IS REQUIRED. PLEASE CONTACT YOUR CLIENTS AS SOON AS POSSIBLE. PLEASE NOTE THAT THE RIGHT TO MAKE AN ELECTION WILL EXPIRE 5:00 P.M. EASTERN TIME ON DECEMBER 10, 2009.

For an election to be valid, a duly executed and properly completed election form (or facsimile thereof) including any required signature guarantees and any other documents should be sent to the Exchange Agent, together with either certificate(s) representing surrendered shares or timely combination of their book-entry transfer, in accordance with the instructions contained in the Election Form and Letter of Transmittal.

Stockholders whose certificate(s) are not immediately available or who cannot deliver such certificate(s) and all other documents to the Exchange Agent, or who cannot complete the procedures for book-entry transfer, prior to the Expiration Date must surrender their shares according to the procedure for guaranteed delivery set forth in the enclosed Notice of Guaranteed Delivery.

No fees or commissions will be payable by Intellon or Atheros, or any officer, director, stockholder, agent, or other representative of Intellon or Atheros, to any broker, dealer or other person for soliciting surrender of shares pursuant to the election (other than fees paid to Computershare for services in connection with the election and exchange process). Atheros will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients whose shares are held by you as a nominee or in a fiduciary capacity.

Any inquiries you may have with respect to the election should be addressed to Georgeson at (888) 867-7092. Additional copies of the enclosed materials may be obtained by contacting Georgeson.

ATHEROS COMMUNICATIONS, INC.
/S/ JACK R. LAZAR
Jack R. Lazar

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE THE APPOINTMENT OF YOU OR ANY PERSON AS AN AGENT OF INTELLON, ATHEROS, COMPUTERSHARE, OR ANY AFFILIATE OF ANY OF THE FOREGOING, OR TO AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE ELECTION OTHER THAN THE USE OF THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

ELECTION INFORMATION

THE RIGHT TO MAKE AN ELECTION WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON DECEMBER 10, 2009. THE TIME AND DATE OF THE EXPIRATION OF THE ELECTION PERIOD IS HEREIN REFERRED TO AS THE “ELECTION DEADLINE.” UNLESS WE HAVE OTHERWISE ADVISED YOU OF AN EARLIER PROCESSING DEADLINE, IT IS IMPERATIVE THAT WE RECEIVE YOUR INSTRUCTIONS PRIOR TO THE ELECTION DEADLINE IN ORDER TO PROPERLY FULFILL YOUR INSTRUCTIONS.

To Our Clients:

On September 8, 2009, Intellon Corporation (“Intellon”) entered into the Agreement and Plan of Merger, by and among Atheros Communications, Inc. (“Atheros”), Iceman Acquisition One, Inc., a wholly-owned subsidiary of Atheros, and Iceman Acquisition Two LLC, a wholly-owned subsidiary of Atheros (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement (attached as Annex A to the Proxy Statement/Prospectus dated November 10, 2009 and mailed to Intellon stockholders of record as of November 5, 2009), you have the following election options, subject to certain limitations:

1.	MIXED ELECTION — a combination of approximately 0.135 shares of Atheros common stock and $3.60 in cash, subject to the proration discussed below.

2.	STOCK ELECTION — up to 0.267 shares of Atheros common stock with any portion not paid in stock, due to the proration discussed below, paid in cash.

3.	CASH ELECTION — up to $7.30 in cash with any portion not paid in cash, due to the proration discussed below, paid in stock.

You will be deemed to have made a “CASH ELECTION” if,

A.	You fail to follow the instructions on this “Election Form and Letter of Transmittal” or otherwise fail properly to make an election; or

B.	A completed “Election Form and Letter of Transmittal,” together with your Intellon stock certificate(s), is not actually received by the Election Deadline.

If no option is chosen, your Election Form will be treated as having “No Election” and the merger consideration will be provided under the terms of Option 3 above.

These elections will be subject to proration based on (i) Intellon’s capitalization at the closing of the merger, (ii) the number of shares electing each type of election, (iii) the requirement under the Merger Agreement to preserve the overall mix such that the Atheros common stock issued in the Merger will constitute between 45 and 55 percent of the total consideration and (iv) the need to preserve the intended treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Because we are the holder of record for your shares, only we can make an election for your shares in accordance with your instructions. Please instruct us on how to exchange your Intellon common stock. If you do not make an election, we will not make an election for you and you will be deemed to have made the “Cash Election” under the terms of Option 3 above.

Please note the following:

•

The Election Deadline is 5:00 P.M., Eastern time, on December 10, 2009. The companies anticipate that the effective date of the merger also will occur on or about December 15, 2009. Unless we have otherwise advised you of an earlier processing deadline, it is imperative that we receive your instructions prior to the Election Deadline.

•	If you miss our processing deadline, you will be deemed to have made a Cash Election.

•

An exchange for cash will be treated as a sale of stock. Because individual circumstances may differ, you should consult your tax advisor to determine the tax effects of the merger, including the application and effect of foreign, federal, state, local or other tax laws.

Please provide your signed instructions below:

ELECTION OPTIONS

☐ MIXED ELECTION — a combination of approximately 0.135 shares of Atheros common stock and $3.60 in cash, subject to the proration discussed below.

☐ STOCK ELECTION — up to 0.267 shares of Atheros common stock with any portion not paid in stock, due to the proration discussed below, paid in cash.

☐ CASH ELECTION — up to $7.30 in cash with any portion not paid in cash, due to the proration discussed below, paid in stock.

Account Number
If you do not elect one of these options, the Exchange Agent will treat you as having made the “Cash Election.”

Signature of Stockholder	Signature of Stockholder	Phone Number

THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE OPTION

AND RISK OF THE ELECTING STOCKHOLDER. IF DELIVERED BY MAIL,

REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, IS RECOMMENDED.

IN ALL CASES, SUFFICIENT TIME SHOULD BE

ALLOWED TO ENSURE DELIVERY.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR BROKER OR

FINANCIAL ADVISOR DIRECTLY.

PROMPT ACTION IS REQUESTED.

NOTICE OF GUARANTEED DELIVERY

OF

SHARES OF COMMON STOCK

OF INTELLON CORPORATION

This form, or a facsimile hereof, must be used in connection with your election if:

1.	The certificates for the shares of common stock of Intellon Corporation are not immediately available;

2.	Time will not permit the Election Form and Letter of Transmittal and other required documents to be delivered to the Exchange Agent on or before 5:00 P.M., Eastern time, on December 10, 2009 (the “Election Deadline”); or

3.	The procedures for book-entry transfer cannot be completed on a timely basis.

This form and the Election Form and Letter of Transmittal may be delivered by mail or facsimile transmission to the Exchange Agent, and must be received by the Exchange Agent on or before the Election Deadline.

The Exchange Agent is:

Computershare Trust Company, N.A.

If delivering by mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Facsimile Transmission: For Eligible Institution Only: (617) 360-6810 For Confirmation Only Telephone: (781) 575-2332	If delivering by courier: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

Delivery of this form to an address other than as set forth above or transmission via facsimile to a number other than one listed above does not constitute a valid delivery.

The undersigned hereby surrenders to Computershare Trust Company, N.A., the Exchange Agent, upon the terms and subject to the conditions set forth in the Proxy Statement/Prospectus dated November 10, 2009 and the related Election Form and Letter of Transmittal, receipt of which are hereby acknowledged, the number of shares of common stock of Intellon Corporation set forth on the reverse side of this Notice of Guaranteed Delivery.

Number of Shares Surrendered:

Certificate Number(s) (if available):

☐ Check Box if Shares Will Be Surrendered by Book-Entry Transfer

DTC Account Number:

Name(s) of Record Holder(s):

Address:

Telephone Number: ( )

Social Security Number or Employer Identification Number:

Dated: , 2009

Signature(s)

GUARANTEE
The undersigned, a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, hereby guarantees to deliver to the Exchange Agent certificates representing the shares tendered hereby, in proper form for transfer (or surrender shares pursuant to the procedure for book-entry transfer into the Exchange Agent’s account at The Depository Trust Company), together with (i) a properly completed and duly executed Election Form and Letter of Transmittal (or facsimile thereof) with any required signature guarantees, and (ii) any other required document, within two business days after the Election deadline of 5:00 P.M. Eastern Time, on December 10, 2009.

Name of Firm:
(Authorized Signature)

Address:	Name:

Title:

Telephone Number: ( )	Dated: , 2009

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. STOCK CERTIFICATES MUST BE SENT WITH THE ELECTION FORM.

This form is not to be used to guarantee signatures. If a signature on the Election Form requires a Medallion Signature Guarantee, such guarantee must appear in the applicable space provided on the Election Form and Letter of Transmittal. If you have any questions required the election materials, please call Atheros’ Information Agent, Georgeson, at (888) 867-7092.

The Substitute Form W-9 BELOW must be completed and signed. PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (“TIN”) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

Name:
Please check the appropriate box indicating your status: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other ☐ Exempt from backup withholding
Address (number, street, and apt. or suite no.)
City, State, and ZIP code

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for TIN and Certification	Part I TIN—PLEASE PROVIDE YOUR

TIN ON THE APPROPRIATE LINE AT

THE RIGHT. For most individuals, this is

your social security number. If you do not

have a number, see the enclosed

Guidelines for Certification of Taxpayer

Identification Number on Substitute Form

W-9. If you are awaiting a TIN, write

“Applied For” in this Part I, complete the

“Certificate Of Awaiting Taxpayer

Identification Number” below and see

“IMPORTANT TAX INFORMATION.”

Social Security Number OR Employer Identification Number
Part II—Certification—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Signature of Here U.S. person	Date , 2009

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION”.

VOLUNTARY CORPORATE ACTIONS COY ATHR

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”

INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Signature of Here U.S. person	Date , 2009

VOLUNTARY CORPORATE ACTIONS COY ATHR

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. The taxpayer identification number for an individual is the individual’s Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity’s Employer Identification number. Employer Identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of—	For this type of account:		Give the EMPLOYER IDENTIFICATION number of—
1.	An individual’s account	The individual	6.	Sole proprietorship account or single-owner LLC	The owner(3)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	A valid trust, estate or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Corporate account or LLC electing corporate status on Form 8832	The corporation
4.	a. The usual revocable savings trust account (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under State law	The grantor-trustee(1) The actual owner(1)	9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
			10.	Partnership or multiple-member LLC	The partnership
5.	Sole proprietorship account or single-owner LLC	The owner(3)
			11.	A broker or registered nominee	The broker or nominee
			12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agriculture program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show the name of the individual. The name of the business or the “doing business as” name may also be entered. Either the Social Security number or the Employer Identification number may be used.
(4)	List first and circle the name of the legal trust, estate or pension trust.

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Section references are to the Internal Revenue Code.

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees Exempt from Backup Withholding

For certain payees, exemptions from backup withholding apply and no information reporting is required. For interest and dividends, all payees listed below are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7); however, payments that are reportable on Form 1099-MISC and that are medical and healthcare payments, attorneys’ fees (including gross proceeds paid to an attorney under Section 6045(f), even if the attorney is a corporation), or payments for services paid by a federal executive agency are not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, and patronage dividends.

(1)	A corporation.
(2)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
(3)	The United States or any of its agencies or instrumentalities.
(4)	A State, the District of Columbia, a possession of the United States, or any of its political subdivisions or instrumentalities.
(5)	A foreign government or any of its political subdivisions, agencies or instrumentalities.
(6)	An international organization or any of its agencies or instrumentalities.
(7)	A foreign central bank of issue.
(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.
(10)	A real estate investment trust.
(11)	An entity registered at all times during the year under the Investment Company Act of 1940.
(12)	A common trust fund operated by a bank under section 584(a).
(13)	A financial institution.
(14)	A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(15)	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding including the following:

•	Payments to nonresident aliens subject to withholding under section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt interest dividends under section 852).
•	Payments described in section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under those sections.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice

Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold (currently at a rate of 28%) on taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)	Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information with respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

CONSULTANT OR THE INTERNAL REVENUE SERVICE

InTellon

NO NEW WIRES

c/o Corporate Election Services P.O. Box 1150 Pittsburgh, PA 15230-1150

VOTE BY TELEPHONE

Have your proxy card available when you call the Toll-Free number 1-888-693-8683 using a Touch-Tone phone and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230-1150.

Vote by Telephone Vote by Internet Vote by Mail

Call Toll-Free using a Access the Website and Return your proxy

Touch-Tone phone: cast your vote: in the postage-paid

1-888-693-8683 www.cesvote.com envelope provided

Telephone and Internet access is available 24 hours a day, 7 days a week.

In order to be counted in the final tabulation, your telephone or Internet vote must be received by 11:59 p.m. Eastern Standard Time on December 10, 2009 if you are a registered shareholder.

?

Proxy card should be signed and dated below.

? Please fold and detach card at perforation before mailing. ?

INTELLON PROXY

This proxy is solicited on behalf of the Board of Directors of Intellon Corporation for the Special Meeting of Stockholders on December 11, 2009.

If you do not provide voting instructions, your proxy will be voted FOR proposals 1, 2 and 3. The Board of Directors recommends a vote FOR proposals 1, 2, and 3.

The undersigned hereby appoints Charles E. Harris and Brian T. McGee, and each of them as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of Intellon Corporation Common Stock, that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., local time, on December 11, 2009 at the Hyatt Regency Orlando Airport Hotel, 9300 Airport Blvd., Orlando, Florida 32827, and at any adjournment or postponement thereof.

Date: , 2009

Signature

Signature

INSTRUCTIONS: Please sign exactly as your name appears on this proxy. When signing as a fiduciary or on behalf of a corporation, bank, trust company, or other similar entity, your title or capacity should be shown.

Please sign, date, and return your proxy promptly in the enclosed envelope to: Corporate Election Services P.O. Box 1150 Pittsburgh, PA 15230-1150.

YOUR VOTE IS IMPORTANT!

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230-1150, so your shares are represented at the Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

Please fold and detach card at perforation before mailing.

INTELLON PROXY

The Board of Directors recommends a vote FOR proposals 1, 2 and 3. If you do not provide voting instructions, your proxy will be voted FOR proposals 1, 2 and 3.

Vote on Proposals:

1. To approve a proposal to adopt and approve the Agreement and Plan of Merger, or Merger Agreement, dated as of September 8, 2009, by and among Atheros Communications, Inc., or Atheros, Iceman Acquisition One Corporation, Iceman Acquisition Two LLC, and Intellon Corporation, or Intellon, and to approve the transaction contemplated under the Merger Agreement pursuant to which Atheros will acquire Intellon in a stock and cash transaction as described in the accompanying proxy statement/prospectus.

FOR AGAINST ABSTAIN

2. To approve a proposal to authorize the proxy holders to adjourn or postpone the special meeting, in their sole discretion, to solicit additional proxies if there are not sufficient votes at the special meeting to approve proposal 1.

FOR AGAINST ABSTAIN

3. To approve a proposal to transact any other business as may be properly brought before the special meeting or any adjournment or postponement of the special meeting for reasons other than those provided in proposal 2.

FOR AGAINST ABSTAIN

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s).

If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)